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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 to December 31, 2009

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

Classes ADV, I, S and S2

ING Partners, Inc.

■ ING American Century Small-Mid Cap Value Portfolio

■ ING Baron Asset Portfolio

■ ING Baron Small Cap Growth Portfolio

■ ING Columbia Small Cap Value Portfolio

■ ING Davis New York Venture Portfolio

■ ING JPMorgan Mid Cap Value Portfolio

■ ING Legg Mason Partners Aggressive Growth Portfolio

■ ING Oppenheimer Global Portfolio

■ ING Oppenheimer Strategic Income Portfolio

■ ING PIMCO Total Return Portfolio

■ ING Pioneer High Yield Portfolio

■ ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■ ING T. Rowe Price Growth Equity Portfolio

■ ING Templeton Foreign Equity Portfolio

■ ING Thornburg Value Portfolio

■ ING UBS U.S. Large Cap Equity Portfolio

■ ING Van Kampen Comstock Portfolio

■ ING Van Kampen Equity and Income Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	40

Report of Independent Registered Public Accounting Firm	44

Statements of Assets and Liabilities	45

Statements of Operations	55

Statements of Changes in Net Assets	60

Financial Highlights	69

Notes to Financial Statements	76

Portfolios of Investments	105

Tax Information	230

Director and Officer Information	232

Advisory Contract Approval Discussion	236

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama's first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one's investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to "green shoots", a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

"Cash-for-Clunkers" programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China's rate of gross domestic product ("GDP") growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region's economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers' indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world's largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers' indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and James Pitman (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson, and Michael Liss (responsible for the Mid Cap Value portion of the Portfolio), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 35.68% compared to the Russell 2500TM Value Index(1) and the Standard & Poor's ("S&P") Small Cap 600/CitigroupValue Index(2), which returned 27.68%, and 22.85%, respectively, for the same period.

Portfolio Specifics: The annual period was notable for a remarkable rebound in the equity market. At first, stock prices continued to fall as the U.S. government struggled to contain the financial crisis and the economic recession deepened. As signs emerged that the financial crisis could be calming and economic conditions might be improving, the equity markets rallied and posted gains through year end. Growth and low-quality stocks generally outperformed value and high-quality stocks across the capitalization spectrum.

Small Cap Value* — Against this backdrop, the portfolio provided a positive total return and outperformed on a relative basis. Contributing the most to relative results were positions in the financials and energy sectors. In financials, an underweight, especially among commercial banks, added value. The portfolio's complement of commercial banks, capital markets firms, and insurers also enhanced performance versus the benchmark. Key holdings were Waddell & Reed Financial, Inc. and Calamos Asset Management, Inc., both asset managers, and MCG Capital Corp., which provides capital to finance activities such as acquisitions, recapitalizations, and buyouts. In the energy sector, the portfolio's mix of energy equipment and services companies enhanced progress. Top contributors were Global Industries Ltd., an offshore construction company, and Helix Energy Solutions Group, Inc., an international offshore energy company. Materials was the only sector that detracted on a relative basis, primarily because of what the Portfolio didn't own. For example, the portfolio did not hold paper manufacturer, Domtar Corp. ("Domtar"). Shares of Domtar rose in 2009, which detracted from our performance against the benchmark since it was not part of our portfolio.

Mid Cap Value* — Against this backdrop, the portfolio provided a positive total return but underperformed on a relative basis. Detracting were positions in the consumer discretionary and financials sectors. In consumer discretionary, the portfolio was hampered by an underweight position and by security selection. For example, the portfolio did not own Ford Motor Co., which outperformed for the benchmark. Although an underweight in financials stocks added value, the portfolio's holdings among insurance and capital markets companies slowed progress. A top detractor was global insurance broker, Marsh & McLennan Cos., Inc.

Contributing the most to relative results were positions in the healthcare, consumer staples, and information technology sectors. In healthcare, an overweight in healthcare equipment makers and security selection among healthcare providers was especially advantageous. A key contributor was Beckman Coulter, Inc., which manufactures biomedical laboratory instruments. In consumer staples, the portfolio's investments in beverages companies and food and staples retailers enhanced relative performance. The information technology sector was the source of top holding Emulex Corp., a maker of storage-networking equipment.

Current Strategy and Outlook: Each portfolio management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the respective portfolios from the ground up, one stock at a time.

Small Cap Value* — As of December 31, 2009, the portfolio was broadly diversified, with overweight positions relative to the benchmark in consumer discretionary, healthcare, and information technology and underweights in financials and energy.

Mid Cap Value* — As of December 31, 2009, the portfolio was broadly diversified, with overweight positions in consumer staples and health care stocks and smaller relative weightings in financials and materials stocks.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Marsh & McLennan Cos., Inc.	1.5%
Aspen Insurance Holdings Ltd.	1.4%
Northern Trust Corp.	1.3%
AON Corp.	1.2%
Imperial Oil Ltd.	1.2%
iShares Russell Midcap Value Index Fund	1.1%
Wisconsin Energy Corp.	1.0%
Chubb Corp.	1.0%
HCC Insurance Holdings, Inc.	0.9%
Lowe's Cos., Inc.	0.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  For purposes of these discussions, "the portfolio" refers to each respectively managed portion of ING American Century Small-Mid Cap Value Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	35.20%	3.53%	6.17%	—
Class I	36.02%	4.06%	6.70%	—
Class S	35.68%	3.79%	6.44%	—
Class S2	—	—	—	67.61%
Russell 2500TM Value Index(1)	27.68%	0.84%	5.43%	65.90	%(3)
S&P SmallCap 600/Citigroup Value Index(2)	22.85%	1.19%	4.28%	63.83	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P SmallCap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

(3) Since inception performance of the indices is shown from March 1, 2009.

ING BARON ASSET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Asset Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Andrew Peck, Senior Vice President of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 34.79% compared to the Russell Midcap® Index(1) and Russell Midcap® Growth Index(2) which returned 40.48% and 46.29%, respectively, for the same period.

Portfolio Specifics: The sectors that negatively impacted the Portfolio's performance relative to the Russell Midcap® Growth Index were information technology and industrials. Performance attribution was negative mainly due to stock selection in both sectors and underweight allocation to the information technology sector.

The information technology sector had the largest negative impact on the Portfolio's relative performance with Gartner, Inc. ("Gartner") providing the worst contribution to return within the sector. Gartner's shares underperformed in 2009 as the company's consulting and events segments were severely dislocated by the economy. Clients sought to broadly reduce costs by aggressively cutting consulting budgets, while Gartner's events business saw declines in attendance and exhibitor revenue due to a dramatic slowdown in business travel.

In the industrials sector, Covanta Holding Corp. ("Covanta") had the worst contribution to return. When the economy collapsed at the end of 2008, demand for natural gas and electricity dropped along with industrial production. This coincided with a large portion of contract renewals on the company's portfolio of power contracts. Additionally, recycled metal pricing dropped from the high 2008 levels, which directly impacted cash flow. We believe, however, that these trends will reverse in 2010 and that Covanta will be able to strike new electricity contracts at higher levels than 2009. Metals pricing has been increasing. In addition, the company has an extensive pipeline of new construction projects which we think should start adding to cash flow in 2010 and could provide exceptional growth over the next five years.

The Portfolio's relative performance was helped by the stock selection in the healthcare sector. For example, Community Health Systems, Inc. ("Community Health") was a top contributor to the sector. Community Health's strong operating results and rising visibility on the likely positive impact of healthcare reform were key drivers of positive performance in 2009. Community Health's focus on physician recruiting and ER upgrades kept volumes on a positive track and generated strong growth in same store revenue per admission despite the weak economy. Bad debt remained manageable, and within management's guidance despite rising unemployment. The company's operating margins expanded on tight cost controls, particularly in supply costs and labor. Furthermore, initial concerns about healthcare reform now appear exaggerated, and Community Health's stock continued to rise through year end with increased visibility on the likely contours of health care reform. We expect that the large expansion in the number of insured in exchange for manageable reimbursement cuts will be a net positive for the company.

The five stocks with the most positive impact were Equinix, Inc., CB Richard Ellis Group, Inc., Polo Ralph Lauren Corp., SBA Communications Corp. and CME Group, Inc. The five stocks with the most negative impact were DeVry, Inc., Gartner, Inc., Covanta Holding Corp., Arch Capital Group Ltd. and SAIC Inc.

Current Strategy and Outlook: The equity markets' 2009 performance reflected investors' belief that the government's stimulus will help improve the economy. The stock markets' crash and government's fiscal policy responses have created what we believe are tremendous investment opportunities. Our independent and exhaustive research process is focused on identifying which companies we believe will benefit most from an economic recovery and secular growth opportunities. As we look into 2010, we are focused on trying to capture investment opportunities in companies with what we believe are great growth opportunities, distinguishable competitive advantages with high barriers to entry and that we think are managed by talented smart motivated people with integrity.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Charles Schwab Corp.	3.8%
Idexx Laboratories, Inc.	3.0%
CH Robinson Worldwide, Inc.	2.9%
Equinix, Inc.	2.9%
DeVry, Inc.	2.8%
Polo Ralph Lauren Corp.	2.7%
Arch Capital Group Ltd.	2.6%
Eaton Vance Corp.	2.6%
Factset Research Systems, Inc.	2.3%
Fastenal Co.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON ASSET PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV January 18, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S May 3, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	33.95%	(1.41)%		—		—		—
Class I	34.79%	—		(0.83)%		—		—
Class S	34.33%	—		—		(3.07)%		—
Class S2	—	—		—		—		58.81%
Russell Midcap® Index(1)	40.48%	(1.25	)%(3)	0.02	%(4)	(2.14	)%(5)	68.46	%(6)
Russell Midcap® Growth Index(2)	46.29%	(1.37	)%(3)	0.11	%(4)	(1.98	)%(5)	65.80	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Asset Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(2) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance of the indices is shown from February 1, 2006.

(4) Since inception performance of the indices is shown from January 1, 2006.

(5) Since inception performance of the indices is shown from May 1, 2006.

(6) Since inception performance of the indices is shown from March 1, 2009.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 35.20% compared to the Russell 2000® Index(1), which returned 27.17% for the same period.

Portfolio Specifics: The sectors that positively impacted the Portfolio's performance relative to the Russell 2000® Index were financials and energy. Financials had a positive impact relative to the Russell 2000® Index mostly due to stock selection and to a lesser extent due to its underweight allocation. Energy also had a positive impact mostly due to stock selection relative to the index.

MSCI, Inc. ("MSCI") had the best contribution to return in the financials sector. MSCI shares rose in 2009 as the markets rebounded and secular trends helped drive improved performance in the company's asset-based business. As of the end of 2009, assets linked to the company's indices reached $243 billion, up 85 percent over 2008 levels. The company's subscription businesses remained stable in 2009, and we expect improving retention rates and accelerating gross sales to begin to show up in the company's subscription businesses over the next several quarters. Another top performing stock in the sector was CB Richard Ellis Group, Inc. ("CB Richard Ellis"). CB Richard Ellis' share price increased by more than 200 percent in 2009 after disappointing performance in 2008. Business trends appear to be stabilizing in its key businesses. Management has strengthened the balance sheet and has, in our view, done a terrific job reengineering the cost structure. We believe that CB Richard Ellis, as a leading commercial real estate services firm, is well positioned for long-term growth as the commercial real estate market rebounds.

The energy sector had the second largest positive impact partly due to FMC Technologies, Inc. ("FMC Technologies") and Encore Acquisition Co. ("Encore Acquisition"). Growing concerns regarding the outlook for global oil production has prompted international and national oil companies to seek new oil fields in ever deeper water depths around the world. The move into deeper waters has significantly increased the demand for subsea equipment. FMC Technologies is the market leader in the subsea production equipment market with approximately 40% market share. The company has, in our view, been the technological leader in setting new water depth and wellhead pressure records around the globe. In addition, the company has been at the forefront of the emerging market for subsea processing equipment. Shares of Encore Acquisition rose 88% during the course of 2009, rebounding from a sharp decline in 2008 as oil prices and equity markets bottomed in early 2009 and improved throughout the year. Encore Acquisition stood out relative to many of its peers, in our view, because of a stronger exposure to oil production than natural gas production, which allowed the shares to be less impacted by soft natural gas prices for much of the year. Furthermore, Encore Acquisition shares got a strong boost in the fourth quarter after management agreed to sell the company in a cash-and-stock merger to Denbury Resources, creating one of the largest oil-focused exploration & production companies in the U.S.

Overall, the information technology sector performed well, but had a negative impact to the Portfolio relative to the benchmark mainly due to its underweight in the Portfolio. A negative performer in this sector was Bankrate, Inc. ("Bankrate"). Bankrate had a difficult start to the year, as the financial markets weighed heavily on Bankrate's core market of financial firm advertising. As the credit crunch took hold of the market, lenders were unable to lend and, hence, had no reason to market their services. This pressure weighed on Bankrate as revenue growth slowed and its stock dropped 50 percent. However, the company's valuation eventually became too cheap relative to its long-term prospects and the company was bought by private equity, taking the stock price off its lows to down 20 percent for the year.

DeVry, Inc. ("DeVry") in the consumer discretionary sector, was the worst performer in the Portfolio. DeVry's -1% 2009 stock performance did not reflect its excellent operating results and earnings growth. New and continuing enrollment was at or near records levels. Operating margins surpassed prior peaks as DeVry largely completed its last several years of investment spending, and gained operating leverage as campus overcapacity was filled through higher student count. The integration of recent acquisitions in the high demand areas of allied health and nursing continued smoothly and we expect it to be a positive contributor over the years. We also believe DeVry will be a beneficiary of contracting capacity at public institutions facing budget shortfalls due to state budget crises. Another negative performer in the sector was Central European Media Enterprises Ltd. ("CETV"). CETV shares hurt performance, and we sold our position earlier in the year as the severity of the economic downturn had a significant impact on the company's business and our expectations of future profitability. In particular, the company's startup operations in the Ukraine and Bulgaria continued to consume large amounts of cash, just as the strengthening of the U.S. dollar took a dramatic toll on the company's liquidity position. A large amount of debt was funded in U.S. dollars, yet results in local currencies were translated into even fewer dollars as those currencies weakened.

The five stocks with the most positive impact were Whole Foods Market, Inc., J. Crew Group, Inc., MSCI, Inc., Community Health Systems, Inc. and Dick's Sporting Goods. The five stocks with the most negative impact were DeVry, Inc., Bankrate, Inc., Central European Media Enterprises Ltd., Scientific Games Corp., and SVB Financial Group.

Current Strategy and Outlook: The equity markets' 2009 performance reflected investors' belief that the government's stimulus will help improve the economy. The stock markets' crash and government's fiscal policy responses have created what we believe are tremendous investment opportunities for investors. Our independent and exhaustive research process is focused on identifying which companies we believe will benefit most from an economic recovery and secular growth opportunities. As we look into 2010, we are focused on trying to capture investment opportunities in companies with what we believe are great growth opportunities, distinguishable competitive advantages with high barriers to entry and managed by talented smart motivated people with integrity.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

DeVry, Inc.	2.7%
MSCI, Inc. — Class A	2.6%
Dick's Sporting Goods, Inc.	2.1%
Community Health Systems, Inc.	2.1%
Vail Resorts, Inc.	2.1%
Mettler Toledo International, Inc.	2.1%
LKQ Corp.	2.0%
Choice Hotels International, Inc.	1.9%
Encore Acquisition Co.	1.9%
Equinix, Inc.	1.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	34.83%	0.58%	5.69%	—
Class I	35.49%	1.08%	6.22%	—
Class S	35.20%	0.84%	5.97%	—
Class S2	—	—	—	57.79%
Russell 2000® Index(1)	27.17%	0.51%	4.04%	62.88	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies.

(2) Since inception performance of the index is shown from March 1, 2009.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by two investment sleeves. The first sleeve is managed by Christian Stadlinger and Jarl Ginsberg, Portfolio Managers, and the second sleeve is managed by Stephen Barbaro and Jeremy Javidi, Portfolio Managers, of Columbia Management Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 25.20% compared to the Russell 2000® Value Index(1), which returned 20.58% for the same period.

Portfolio Specifics: In 2009, the markets began the year by continuing the decline that occurred in 2008 and bottomed in March 2009. While volatility was a factor later in the year as well, the markets rebounded strongly as a decrease in risk aversion led to improved valuations in equities in general, and cyclical companies in particular. The Portfolio outperformed its benchmark, the Russell 2000® Value Index, by approximately 460 basis points. All sectors in the Portfolio and most sectors in the benchmark — with notable exception of financials — finished in positive territory with nearly all posting solid double digits returns. On an absolute basis, the Portfolio's materials, telecommunications services, consumer discretionary and energy sectors were the strongest performers while utilities and financials experienced the lowest returns.

For the year, the financial sector's distinct underperformance combined with the Portfolio's underweight in that sector contributed significantly to the excess returns. In addition, the Portfolios' stock selection within financials also contributed to large positive excess returns versus the benchmark.

The Portfolio's decision to remain underweight was a result of our investment process that looks for companies with inexpensive valuations as well as improving fundamentals. Most small cap banks during 2009, however, were marked by a deteriorating credit outlook, prompting the underweight of the sector, and our focus on banks with more stable credit metrics. The Portfolio's focus was to invest in strong, well-capitalized banks such as First Horizon National Corp. which performed well during the year. Likewise, the Portfolio benefited from avoiding a plethora of banks with weak credit metrics that subsequently underperformed. Performance on the insurance side was strong on both an absolute as well as a relative basis. National Financial Partners Corp. and XL Capital Ltd. contributed the most followed by Lincoln National Corp. and Assured Guaranty Ltd. Several holdings in the REIT industry also experienced strong absolute and relative returns such as LaSalle Hotel Properties and Mid-America Apartment Communities, Inc.

While the big story of 2009 was the outperformance of the Portfolio's financials, there were a few negatives. Stock selection in the electronic equipment instrument and semiconductor industries within the technology sector negatively impacted the Portfolio. The Portfolio's underweight in consumer discretionary as well as its overweight in healthcare also detracted from returns.

Current Strategy and Outlook: We often discuss sector and industry positioning. However, we believe our strength lies in our investment process which is to unearth what we believe are attractively valued companies. Our strategy is to focus our research on those companies where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an "upward inflection point," which essentially means we want stocks that are both inexpensive and are showing improving operating performance/metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following: 1) "Out-of-the-limelight" companies missed by the Wall Street research community; 2) Cyclically-driven opportunities in industries that may be out of favor; and 3) Companies with compressed operating margins that the managers believe are poised to expand within a reasonable timeframe.

That said, moving into 2010 the Portfolio continues its long standing underweight to sectors sensitive to interest rates. In financials, the Portfolio is underweight banks and REITs due to ongoing concerns about credit issues and the economic recovery. The Portfolio is also underweight utilities. Overweights are in the information technology, consumer staples and industrials sectors.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Atmos Energy Corp.	1.1%
New Jersey Resources Corp.	1.1%
American Italian Pasta Co.	1.1%
LaSalle Hotel Properties	1.1%
East-West Bancorp., Inc.	1.1%
Mid-America Apartment Communities, Inc.	1.1%
Pier 1 Imports, Inc.	1.1%
Kindred Healthcare, Inc.	1.1%
Brandywine Realty Trust	1.1%
Platinum Underwriters Holdings Ltd.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	24.28%	(5.64)%		—		—	—
Class I	25.20%	—		(3.77)%		—	—
Class S	24.72%	—		—		(3.91)%	—
Class S2	—	—		—		—	62.42%
Russell 2000® Value Index(1)	20.58%	(8.22	)%(2)	(4.68	)%(3)	(4.68)%	63.36	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower than forecasted growth values.

(2) Since inception performance of the index is shown from January 1, 2007.

(3) Since inception performance of the index is shown from May 1, 2006.

(4) Since inception performance of the index is shown from March 1, 2009.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. ("Davis Advisers") — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 31.62% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 26.46% for the same period.

Portfolio Specifics: The Portfolio's financial companies were the largest contributors to absolute performance. The companies outperformed the corresponding sector within the S&P 500® Index. A higher average weighting in this sector relative to the S&P 500® Index contributed to the positive relative performance versus the benchmark. American Express and JPMorgan Chase were among the top contributors to performance on an absolute basis. Citigroup, Inc., NIPPONKOA Insurance Co. Ltd., and American International Group, Inc. were among the top detractors to the Portfolio's performance on an absolute basis.

The second largest contributors to absolute performance were information technology companies. On a relative basis, when compared to the S&P 500® Index, the Portfolio's information technology companies were the largest detractors. While the Portfolio's information technology holdings average return outperformed those of the S&P 500® Index, the Portfolio suffered on a relative basis from being underweight in this sector as compared to the S&P 500® Index. Google, Inc., Microsoft Corp., and Texas Instruments, Inc. were among the top contributors on an absolute basis.

An additional factor contributing to the Portfolio outperforming the S&P 500® Index included strong stock selection in the energy sector. EOG Resources, Inc., Canadian Natural Resources Ltd., and Occidental Petroleum Corp. were among the top contributors on an absolute basis. ConocoPhillips was the largest detractor among the energy companies and among all holdings within the Portfolio on an absolute basis.

Outside of the financial, technology, and energy companies mentioned above, individual companies contributing positively to the Portfolio's absolute performance over the year included Schering-Plough Corp. ("Schering-Plough") (a healthcare company) and Sealed Air Corp. (a materials company). Philip Morris International, Inc. (a consumer staples company) and Vulcan Materials Co. (a materials company) were important detractors from performance on an absolute basis.

The Portfolio no longer holds Citigroup, Inc., American International Group, Inc., NIPPONKOA Insurance Co. Ltd, and Schering-Plough (merged with Merck & Co., Inc.).

The Portfolio held approximately 14% of its assets in foreign companies as of December 31, 2009. As a whole, these companies outperformed the domestic companies held by the Portfolio during 2009.

Current Strategy and Outlook: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio's investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of December 31, 2009, only two companies had dropped out of the Portfolio's top 10 holdings from the end of 2008. This is consistent with our low-turnover strategy. The Portfolio continues to own both companies that dropped out, Philip Morris International, Inc. and ConocoPhillips, but in reduced amounts. The two new additions to the Portfolio's top 10 holdings, American Express Co. and Canadian Natural Resources Ltd., were both among the Portfolio's top 20 holdings as of the end of 2008.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

American Express Co.	4.1%
Wells Fargo & Co.	4.1%
Berkshire Hathaway, Inc. — Class A	3.8%
Costco Wholesale Corp.	3.7%
EOG Resources, Inc.	3.4%
Occidental Petroleum Corp.	3.3%
Devon Energy Corp.	3.2%
JPMorgan Chase & Co.	2.8%
Bank of New York Mellon Corp.	2.8%
Canadian Natural Resources Ltd.	2.5%

*  Excludes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	31.20%	(0.54)%	1.43%
Class I	31.96%	(0.03)%	1.95%
Class S	31.62%	(0.29)%	1.68%
S&P 500® Index(1)	26.46%	0.42%	1.69	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown as of December 1, 2001.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 25.65% compared to the Russell Midcap® Value Index(1), which returned 34.21% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark due to overall stock selection especially in the consumer discretionary and financial sectors. Alternatively, stock selection in the utilities and industrial sectors contributed to results.

The past year will certainly be remembered as one of the most volatile periods in financial market history. As U.S. equity markets rebounded strongly from their March 2009 lows, companies most heavily impacted by the credit crisis and those with higher leverage to the global economy led the advance. The Portfolio did not participate fully in the rally due to its low beta philosophy and focus on what we believe to be high-quality businesses with lower volatility in earnings and free cash flow.

A top contributor to both absolute and relative performance was Energen Corp., an energy holding company and natural gas distributor. Shares were strong on better-than-expected production levels and higher commodity prices due to an increase in the demand for natural gas.

Another contributor to both absolute and relative performance was Precision Castparts Corp., which manufactures complex metal components. While earnings remained depressed due to continued aerospace inventory destocking, investors were encouraged by year-over-year margin improvement and the company's earnings prospects when volumes begin to recover.

Alternatively, Synovus Financial Corp., a diversified financial company offering its services primarily in the Southeastern U.S., was a top detractor from both absolute and relative results. The stock was pressured due mostly to credit losses in metropolitan Atlanta and western Florida. While management's efforts in raising capital and aggressively disposing of troubled assets are encouraging, we decided to eliminate the stock from the Portfolio and deploy proceeds to more attractive risk/reward opportunities.

Burger King Holdings, Inc., an operator of fast food hamburger restaurants, was also a top detractor from both absolute and relative results. The company's same store sales have been in decline. We also see evidence that the sluggish economy has franchisees scaling back extended hours and the company also may be losing market share to Mc Donald's Corp., particularly at breakfast time. These events have diminished our confidence in management's ability to turn around the franchise so proceeds were redeployed elsewhere.

Current Strategy and Outlook: Our strategy employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that we believe have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Old Republic International Corp.	1.9%
Cincinnati Financial Corp.	1.9%
Williams Cos., Inc.	1.8%
American Electric Power Co., Inc.	1.8%
Republic Services, Inc.	1.8%
M&T Bank Corp.	1.7%
Safeway, Inc.	1.7%
Energen Corp.	1.7%
Becton Dickinson & Co.	1.6%
Lincare Holdings, Inc.	1.6%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	25.34%	1.45%	5.86%	—
Class I	25.90%	1.95%	6.39%	—
Class S	25.65%	1.71%	6.13%	—
Class S2	—	—	—	53.76%
Russell Midcap® Value Index(1)	34.21%	1.98%	6.13%	71.01	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from March 1, 2009.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Legg Mason Partners Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Richard Freeman, Managing Director, Senior Portfolio Manager and Evan Bauman, Managing Director, Portfolio Manager, of ClearBridge Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 32.31% compared to the Russell 3000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 37.01% and 26.46%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2009, overall stock selection made a positive contribution to Portfolio performance relative to the Russell 3000® Growth Index, while overall sector allocation detracted from relative performance. The healthcare sector was the predominant source of under performance.

Stock selection in the information technology, energy, consumer discretionary, industrials and materials sectors helped the Portfolio's relative performance, while stock selection in the healthcare sector detracted from relative performance.

The Portfolio's underweight positions in the consumer staples, industrials and utilities sectors and an overweight position in the consumer discretionary sector helped relative performance. The Portfolio had no significant holdings in the consumer staples and utilities sectors during the period. An overweight position in the healthcare sector and underweight positions in the information technology and materials sectors detracted from relative performance during the period.

In terms of specific holdings, Anadarko Petroleum Corp. and Weatherford International Ltd. in the energy sector, Broadcom Corp. in the information technology sector and Liberty Media Corp. (Entertainment Series A) and Cablevision Systems Corp. in the consumer discretionary sector were leading contributors to the Portfolio's relative performance.

Genzyme Corp., Amgen Inc. and Johnson & Johnson in the healthcare sector, Comcast Corp. (Class A Special) in the consumer discretionary sector and Nokia Corp. (ADR) in the information technology sector were leading detractors from the Portfolio's relative performance during the period.

Current Strategy and Outlook: We remain constructive on the equity market and particularly the Portfolio's positioning. As growth managers, we believe stock selection is important given the current economic background of slow U.S. gross domestic product growth, a choppy housing market and a consumer more inclined to save than spend. We believe companies that can grow on a sustainable basis in this environment are those that are innovative at their core, are fiscally disciplined, and in many cases are generating an increasing percentage of their revenues from emerging markets.

We have identified what we think are leading-edge biotech firms developing novel methods to treat unmet medical needs. As the long-debated healthcare reform legislation nears a conclusion, the risk/reward relationship for this group appears favorable. We continue to focus on information technology companies that we believe have both the necessary balance sheet strength and the technological prowess to enable their continued long-term growth. We remain firm believers in the growth prospects of energy sector companies and energy-sector service companies.

While we do not know what new challenges and opportunities the coming decade will bring, we feel confident that our investment discipline remains strong and believe the Portfolio is well-positioned to grow.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Anadarko Petroleum Corp.	8.9%
Biogen Idec, Inc.	7.1%
Weatherford International Ltd.	6.9%
UnitedHealth Group, Inc.	6.9%
Amgen, Inc.	6.5%
Genzyme Corp.	5.9%
Forest Laboratories, Inc.	5.0%
Cablevision Systems Corp.	4.9%
Comcast Corp. — Special Class A	4.6%
L-3 Communications Holdings, Inc.	3.4%

Portfolio holdings are subject to change daily.

*  Effective April 27, 2009, Mr. Bauman was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	31.62%	(1.04)%	—	(1.18)%
Class I	32.31%	(0.55)%	(6.54)%	—
Class S	31.98%	(0.80)%	—	(0.94)%
Russell 3000® Growth Index(1)	37.01%	1.58%	(3.79)%	1.10	%(3)
S&P 500® Index(2)	26.46%	0.42%	(0.95)%	1.69	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 2001.

Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company. Effective December 16, 2002, the Portfolio's name changed.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Senior Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 39.51% compared to the MSCI World® Index(1) and the MSCI All Country World IndexSM(2), which returned 29.99% and 34.63%, respectively, for the same period.

Portfolio Specifics: Our fundamental, bottom-up approach, which seeks long-term, sustainable and superior growth, has currently led us to focus on the information technology and consumer discretionary sectors. This is where we are finding the most companies with the characteristics that we seek. Indeed, we had approximately 45% of the Portfolio invested in these two sectors as of December 31, 2009, compared to the MSCI World® Index's roughly 20% allocation. So, it is particularly encouraging that these two sectors were the biggest positive contributors to performance over the period.

Within information technology, the biggest contributors were Telefonaktiebolaget LM Ericsson, our largest holding; Infosys Technologies Ltd., the Indian software company, and ceramics producer Corning, Inc. All of these firms were among the top ten positive contributors to overall Portfolio performance. Among consumer discretionary companies, we had positive contributions from a wide array of holdings, such as retailer Tiffany & Co.

Our other major overweight sector at period end was industrials, where we found many companies within our restructuring theme. Industrials was a positive contributor to performance, with a particular strong showing by Assa Abloy AB, a Swedish company that is a leading manufacturer and supplier of locks. Our energy stock selection, which had detracted from Portfolio performance during the first half of the period, experienced a strong rebound and ended the reporting period strongly outperforming the MSCI World® Index. Technip SA, Europe's second-largest provider of oil-field services, was the largest contributor to performance. The Portfolio also outperformed in the consumer staples sector as a result of better relative stock selection.

On the flip side, materials, a sector where we were underweight at period end, detracted from performance. It was a real rollercoaster period for this sector. As the commodity and energy bubble burst, the sector was very weak through March 2009. But as prices have recovered, materials was the top performing sector for the MSCI World® Index in terms of total return. Thus, our substantial underweight in materials hurt relative performance. We are, however, maintaining our underweight position in materials as the fundamentals of supply and demand in a slow growth world do not appear to support another big run-up in this sector.

We do not plan to stray from our underweight stance in the energy and materials sectors in the near future. We view the recent firming of commodity prices as a recovery from an oversold position, a sign of growing appetite for risk, and a reaction to the weakness of the U.S. dollar. At period end, the fundamentals of supply and demand do not appear to support any sustained material upside move in commodity prices.

Current Strategy and Outlook: While the exact shape of recovery is yet unknown, we remain conservative in our assumptions: de-leveraging, at least in the developed world and at both the personal and corporate levels, has a long way to run. This will restrain demand and, thus, growth. It is also clear that the crisis is putting considerable pressure on companies to adapt via cost-cutting and aggressive competition. As a result, the gap between the strong and the weak will grow; hence, our emphasis is on picking and sticking with what we believe are winners. We are optimistic about the outlook for the Portfolio because of the quality of the companies we believe it holds and the compelling valuations on which those names continue to trade. In our opinion, the Portfolio is well positioned to seek attractive returns without any heroic assumptions for the shape of the recovery.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Telefonaktiebolaget LM Ericsson	3.8%
Siemens AG	2.4%
Credit Suisse Group	2.3%
LVMH Moet Hennessy Louis Vuitton S.A.	2.2%
eBay, Inc.	2.1%
Microsoft Corp.	2.0%
Juniper Networks, Inc.	2.0%
Infosys Technologies Ltd.	2.0%
Roche Holding AG — Genusschein	1.9%
SAP AG	1.7%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	39.04%	3.03%	5.13%	—
Class I	39.73%	3.53%	5.79%	—
Class S	39.51%	3.28%	5.38%	—
Class S2	—	—	—	66.43%
MSCI World IndexSM(1)	29.99%	2.01%	4.43%	58.72	%(3)
MSCI All Country World IndexSM(2)	34.63%	3.10%	5.31%	63.18	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The MSCI All Country World IndexSM is a broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

(3) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Strategic Income Portfolio (the "Portfolio") seeks a high level of current income principally derived from interest on debt securities. The Portfolio is managed by Arthur P. Steinmetz, Chief Investment Officer of Fixed Income and Senior Vice President; Krishna Memani, Senior Vice President and Head of the Investment Grade Fixed Income Team; Joseph Welsh, CFA, Vice President and Head of the High Yield Corporate Debt Team, and Caleb Wong, Vice President, Portfolio Managers, of OppenheimerFunds, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 21.85% compared to the Barclays Capital U.S. Aggregate Bond Index(1) and the S&P/Citigroup World Government Bond Index(2), which returned 5.93% and 2.55%, respectively, for the same period.

Portfolio Specifics: Despite a generally defensive investment posture, the Portfolio's performance during the first quarter of 2009 was severely constrained by its holdings of commercial mortgage-backed securities ("CMBS"). These investments carried investment-grade credit ratings, held seniority in their issuers' capital structures and appeared to us to be attractively valued. Nonetheless, their value continued to plunge during the opening months of 2009 due to recession-related concerns regarding business trends in the commercial real estate market. Although we moved as quickly as liquidity conditions allowed us to reduce the Portfolio's exposure to these troubled securities, the damage to returns already had been done.

In an effort to manage risks in the recession, the Portfolio began 2009 with underweight exposure to high yield corporate bonds, which we regarded as vulnerable to economic weakness, and U.S. Treasury securities, which we felt were too richly valued in the wake of their 2008 gains. Instead, we established positions in investment-grade corporate bonds that, in our judgment, had been oversold during the bear market. This strategy sheltered the Portfolio from the full brunt of declines among U.S. government securities and helped the Portfolio participate in the rally of corporate bonds as investors rekindled their appetites for risk. In hindsight, however, returns would have been higher had we allocated more assets to the high yield market.

The Portfolio's overweight exposure to international bonds contributed positively to its performance throughout the year. We established positions in local currency-denominated sovereign bonds in anticipation of weakness in the U.S. dollar stemming from a ballooning federal budget deficit and historically low interest rates. We also favored bond markets where yields were attractively high and were likely to moderate, creating potential for price gains. Indeed, the Portfolio's holdings in Brazil, Turkey, Mexico and other emerging markets fared well as the emerging markets led international fixed-income markets higher during the rally. In the developed markets, we responded tactically to signals from our quantitative model to capture the benefits of short-term changes in exchange rates. We also established positions in European markets where interest rates still had room to fall.

As of the reporting period's end, we have seen evidence of change in global fixed-income markets. As the worldwide economic recovery continues, we expect central bankers, including the Federal Reserve Board (the "Fed"), to lay the groundwork for higher short-term interest rates. In addition, in 2010 central banks and governments are likely to begin removing some of the liquidity programs that bolstered certain market sectors in 2009.

In our judgment, the possibility of higher U.S. interest rates could stem the decline of the U.S. dollar relative to other currencies as investors recommit capital to the U.S. market. Therefore, we have shifted the Portfolio's focus in international fixed-income markets from currency-related opportunities to sovereign bonds with attractive current yields and the potential for high total returns. Among U.S. corporate securities, we have gradually reduced the Portfolio's exposure to investment-grade corporate bonds in favor of high yield bonds, which we believe are likely to continue to benefit from a recovering economy, declining default rates and narrower yield differences relative to U.S. Treasury securities in 2010. Conversely, we continue to regard U.S. Treasury securities as relatively unattractive due to low current yields and the potential for rising interest rates.

Current Strategy and Outlook: While many areas of the markets experienced tremendous rallies in 2009, particularly in risky sectors of the fixed income market, we do not expect that type of performance to continue in 2010. However, we believe areas of the bond market remain attractive. For example, credit spreads on corporate bonds (to comparable U.S. Treasuries) remain elevated compared to their long-term historical averages. There is still room in areas of the credit markets for spreads to tighten. On the flip side, we expect treasuries will continue to face headwinds given looming U.S. federal budget deficits and expected rising rates in 2010.

As of year-end, we remain overweight to international and specifically to emerging markets. We believe economic growth in emerging market countries should continue to lead that of developed markets, while improving credit conditions should continue to support flows into the developing world. We will continue on the path of restoring a credit barbell for the Portfolio by reducing exposure to investment-grade corporate bonds and adding to high yield. In the first quarter, our plan is to maintain a neutral duration to our benchmark as we are not expecting Fed rate changes in the first half of 2010.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Oppenheimer Master Loan Fund	4.1%
France Treasury Bill BTF, 0.300%, due 02/04/10	4.1%
France Treasury Bill BTF, 0.340%, due 03/18/10	2.3%
Turkey Government International Bond, 16.000%, due 03/07/12	2.1%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	1.9%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	1.3%
Mexico Government International Bond, 8.000%, due 12/19/13	0.9%
Italy Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	0.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	0.8%
Japan Government Ten Year Bond, 1.700%, due 12/20/16	0.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective April 2009, Mr. Memani, Mr. Welsh and Mr. Wong were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S November 8, 2004
Class ADV	21.66%	3.66%	3.80%
Class I	22.14%	4.13%	4.29%
Class S	21.85%	3.91%	4.06%
Barclays Capital U.S. Aggregate Bond Index(1)	5.93%	4.97%	4.83	%(3)
S&P/Citigroup World Government Bond Index(2)	2.55%	4.51%	5.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Strategic Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital U.S. Aggregate Bond Index in an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

(3) Since inception performance for the indices is shown from November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2009, the Fund's Class S shares, excluding sales charges, provided a total return of 12.62% compared to the Barclays Capital U.S. Aggregate Bond Index(1), which returned 5.93% for the same period.

Portfolio Specifics: An emphasis on high-quality, non-Treasury assets was strongly beneficial for returns in 2009 as government policies supported these bonds

An overweight to agency mortgage-backed securities ("MBS"), which enjoyed a powerful rally for all of 2009, was positive for performance as the success of the Federal Reserve's MBS Purchase program drove yield premiums to their tightest levels ever. The Portfolio was modestly overweight to non-Agency mortgage securities and high quality consumer asset-backed securities ("ABS") also added to performance as these bonds enjoyed strong gains versus like-duration Treasuries during the year. In the ABS market, the government's Term Asset-Backed Securities Loan Facility ("TALF") has been so successful in restoring liquidity that high quality issuers are no longer reliant on TALF to induce investor demand. Corporate bonds, especially an overweight to bonds of financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009. Credit premiums tightened substantially and approached levels last seen in 2007 as fund flows into corporate credit were very strong. Returns in credit markets were tempered only temporarily during the fourth quarter by uncertainty surrounding debt restructuring issues in Dubai.

Beyond core sectors, a modest allocation to municipal bonds, which were also strong performers in 2009, added to relative annual performance. Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year. Additionally, exposure to Treasury Inflation-Protected Securities ("TIPS") during 2009 added to annual performance as real yields outperformed their nominal counterparts during the year. Real yields fell while nominal yields generally rose in 2009 as investors anticipated economic recovery and hence the potential for an increase in inflation pressure. An allocation to emerging market ("EM") bonds was also positive for performance as indices of EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20 percent in 2009. Lastly, a strong overweight to duration in the U.S. detracted from returns over the year as the U.S. Treasury market lagged most other developed bond markets in 2009. Treasury yields have been more volatile than yields in other government markets throughout the financial crisis, so they generally rose more in 2009 as risk appetites revived.

Current Strategy and Outlook: We believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S.-style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble.

With regard to portfolio strategy we plan to target flat to modestly overweight duration, with emphasis on intermediate maturity European interest rates as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as we believe the Federal Reserve should tighten more slowly than markets expect, and we look to de-emphasize agency MBS, which trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Federal Reserve's mortgage purchase program ends in March.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 08/01/37	3.8%
U.S. Treasury Note, 1.000%, due 08/31/11	3.6%
U.S. Treasury Note, 1.000%, due 09/30/11	1.8%
Federal National Mortgage Association, 6.000%, due 03/01/39	1.8%
Federal National Mortgage Association, 6.000%, due 01/15/39	1.5%
U.S. Treasury Note, 3.500%, due 02/15/39	1.4%
Bank of America NA, 0.873%, due 05/12/10	1.4%
U.S. Treasury Note, 4.500%, due 05/15/38	1.2%
U.S. Treasury Note, 4.375%, due 02/15/38	1.1%
Federal National Mortgage Association, 5.500%, due 07/01/36	1.1%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	12.32%	5.20%	5.45%	—
Class I	12.89%	5.73%	5.98%	—
Class S	12.62%	5.47%	5.71%	—
Class S2	—	—	—	16.38%
Barclays Capital U.S. Aggregate Bond Index(1)	5.93%	4.97%	5.39%	7.28	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance of the index is shown from March 1, 2009.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Bond Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 66.75% compared to the Merrill Lynch High Yield Master II Index(1) and the Merrill Lynch Convertible Bonds (Speculative Quality) Index(2), which returned 57.51% and 68.66%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Merrill Lynch High Yield Master II Index in 2009. The outperformance primarily reflected the benefit of strong security selection within the fixed income portfolio, which added 1100 basis points ("bps") of performance, particularly within basic industry, energy, consumer cyclicals and media. In addition, sector allocation was positive for performance, reflecting the benefit of the underweight to utilities and non-cyclical services, which offset the negative impact of the underweight to banking. The convertible securities allocation also helped performance by approximately 210 bps, particularly the convertible preferred allocation. The equity allocation hurt performance, but strong security selection within the equity portfolio, which produced a total return of 51%, or almost twice the 27% return of the Russell 2000® Index, almost completely offset the negative impact of the asset allocation decision. While the underweight to CCC - rated bonds hurt performance, the larger underweight to BB - rated bonds more than offset that underperformance, and quality, excluding cash, contributed a net 62 bps to performance. Securities contributing to performance of the Portfolio included the convertible preferred of copper and gold mining firm, Freeport-McMoran Copper & Gold, Inc., the bonds of: real estate operator, Forest City Enterprises, Inc., auto parts manufacturer Lear Corp, aluminum products manufacturer, Novelis, Inc. and of chemical firms, Georgia Gulf Corp. and Lyondell Chemical Co. Securities detracting from performance of the Portfolio included Citigroup, Inc. perpetual preferreds, the floating rate notes of Rexnord Corp. and Freescale Semiconductor, Inc., Energy Future Holdings Corp. bonds, and the bonds of BE Aerospace, Inc.

Current Strategy and Outlook: We believe the economic recession has ended and that the U.S. will achieve gross domestic product growth of 3% to 4% in 2010, led by increased fixed investment, rebuilding of inventories and exports. While economic growth may achieve sub-par levels relative to past recoveries as the consumer faces the twin challenges of slow re-hiring and high debt levels, we believe the U.S. economy may deliver upside surprises over the next year due to strong global growth and high corporate profit margins. Given this potential upside, we are increasing exposure to convertibles and to common equities within the portfolio, which we believe continue to trade at attractive relative value.

We may see continued easy monetary policy over the next year, in light of continued high levels of unemployment. The Federal Reserve Board's injection of money into the system presents inflation risk over the medium term and we are adding floating rate issues to the portfolio when possible.

We continue to believe the high yield market is attractive. At approximately 630 bps, U.S. high yield bond spreads remain wide to the long term average of approximately 560 bps. In our opinion, the improving economy and the open new issue market for high yield bonds have reduced default risk significantly.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Georgia Gulf Corp.	2.5%
Forest City Enterprises, Inc., 7.625%, due 06/01/15	2.0%
Freeport-McMoRan Copper & Gold, Inc. — Non Voting	1.9%
Forest City Enterprises, Inc., 6.500%, due 02/01/17	1.9%
Tesoro Corp., 6.500%, due 06/01/17	1.8%
Novelis, Inc., 7.250%, due 02/15/15	1.5%
Wesco International, Inc., 6.000%, due 09/15/29	1.5%
Wesco Distribution, Inc., 7.500%, due 10/15/17	1.2%
Nova Chemicals Corp., 7.875%, due 09/15/25	1.1%
HCA, Inc., 9.625%, due 11/15/16	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Classes ADV and S January 20, 2006
Class ADV	65.71%	—		7.45%
Class I	66.75%	7.90%		—
Class S	66.30%	—		7.73%
Merrill Lynch High Yield Master II Index(1)	57.51%	7.27	%(3)	7.00	%(4)
Merrill Lynch Convertible Bonds (Speculative Quality) Index(2)	68.66%	3.48	%(3)	2.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

(2) The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalent and have an average rating of Ba1/BB+ or lower from Moody's and Standard & Poor's, respectively.

(3) Since inception performance of the indices is shown from January 1, 2006.

(4) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald Peters and Donald Easley, CFA, Portfolio Managers, of T. Rowe Price Associates, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 46.00% compared to the Standard & Poor's ("S&P") MidCap 400 Index(1) and the Russell Midcap® Growth Index(2), which returned 37.38% and 46.29%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Growth Index for the year. Broadly speaking, stock selection was mixed while sector allocation was positive.

Energy, the leading benchmark sector, was the top relative contributor, due to stock choices and a beneficial overweight. Two key holdings were Newfield Exploration Co. ("Newfield Exploration"), which focuses on natural gas and crude oil, and Foundation Coal Holdings, Inc. ("Foundation Coal"), which operates mainly in Appalachia. Newfield Exploration's expanding activities in domestic crude oil and liquid natural gas and its considerable liquidity made it very attractive to investors, while Foundation Coal merged with another large coal concern to create the third-largest coal producer in the U.S.

An underweight to utilities contributed as well, as this defensive sector was among the weakest segments of the benchmark. Within the sector, we also did well to avoid integrated energy and utility firms like Allegheny Energy, Inc. and PPL Corp.

Stock choices in financials produced the greatest drag on relative results. A primary underperformer here was Northern Trust Corp., which provides a variety of financial services to corporations, institutions, and wealthy individuals. Despite repaying its Troubled Asset Relief Program ("TARP") funds and announcing a sharp fall in operating expenses, the firm was unable to keep up with its peers in the capital markets industry.

Materials was another area of relative weakness, due to stock choices. Agnico-Eagle Mines Ltd. ("Agnico-Eagle") was the leading factor here, as the gold-mining firm reported lower-than-expected production at their largest mine in northern Finland. Due to this setback, Agnico-Eagle did not fully enjoy the benefits of skyrocketing gold prices.

Current Strategy and Outlook: The market's recent rally was one of the most significant on record. In retrospect, it is clear that stock prices were factoring in a depression, and investors reacted positively when it appeared that the worst-case scenario had been avoided. Still, the economy has yet to recover, even though there are signs it is stabilizing. The impact of the federal stimulus package is only beginning to be felt, and firms struggled as economic activity stabilized at a relatively low level. Individuals and financial institutions made some progress on deleveraging, which we have long considered crucial to recovery. Personal savings rates increased considerably from recent unsustainable lows, and financial firms successfully raised capital and lowered their leverage ratios.

We caution, however, that full recovery is likely to be a multiyear process, requiring major structural adjustments. A particular challenge here is the public debt, which Congress appears unlikely to bring under control in the absence of a crisis. If the problem is not handled responsibly, it could have significant consequences for the U.S. economy as a whole.

Industry Allocation
as of December 31, 2009
(as a percent of net assets)

Retail	8.2%
Commercial Services	7.2%
Semiconductors	6.9%
Software	6.0%
Healthcare — Products	5.8%
Oil & Gas	3.9%
Electronics	3.6%
Diversified Financial Services	3.4%
Computers	3.3%
Internet	3.2%
Biotechnology	2.7%
Healthcare — Services	2.7%
Telecommunications	2.7%
Industries between 1.9% — 2.5%(1)	15.2%
Industries between 1.0% — 1.6%(2)	14.9%
Industries less than 1.0%(3)	10.5%
Other Assets and Liabilities — Net*	(0.2)%
Net Assets	100.0%

*  Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

(1)  Includes seven industries, which each represents
1.9% — 2.5% of net assets.

(2)  Includes eleven industries, which each represents
1.0% — 1.6% of net assets.

(3)  Includes twenty industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

TJX Cos., Inc.	1.0%
Precision Castparts Corp.	0.9%
Lorillard, Inc.	0.8%
Coach, Inc.	0.8%
Avon Products, Inc.	0.8%
IntercontinentalExchange, Inc.	0.8%
Brown-Forman Corp.	0.8%
Paychex, Inc.	0.7%
Fluor Corp.	0.7%
Northern Trust Corp.	0.7%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective May 1, 2009, Mr. Easley was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	45.55%	1.88%	2.34%		—
Class I	46.41%	2.38%	2.85%		—
Class S	46.00%	2.13%	2.58%		—
Class S2	—	—	—		63.88%
S&P MidCap 400 Index(1)	37.38%	3.27%	6.54	%(3)	64.00	%(4)
Russell Midcap® Growth Index(2)	46.29%	2.40%	4.23	%(3)	65.80	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P MidCap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

(2) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance for the indices is shown from December 1, 2001.

(4) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares, provided a total return of 42.96% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 26.46% for the same period.

Portfolio Specifics: Stock selection was the primary reason for relative outperformance by the Portfolio, but sector weighting overall aided relative results. The information technology sector was by far the leading outperformer, due to a significant overweight position and stock selection. Healthcare and energy also outperformed. The materials sector relatively underperformed.

Information technology was the primary contributor to relative outperformance on a significant overweight against the index and on stock selection. This sector was by far the leading performer in the index for the year. Stock selection in computers and peripherals led sector performance. Apple, Inc., the Portfolio's top absolute contributor, continued to post impressive revenues and margins. Mac computers and iPhones posted record quarterly sales. Portfolio results were aided by stock selection and an overweight position in the internet software and services industry. Shares of Tencent Holdings Ltd., operator of China's largest online messaging community, continued to rise on impressive revenue growth driven by a successful gaming business. Google, Inc. benefited from an improving global advertising market, reporting a strong latest quarter of growth in revenues and profits. We believe the company's Internet search business should benefit from an early cycle recovery. Marvell Technology Group Ltd., maker of semiconductor chips for computers and mobile phones, posted stronger results on higher revenue growth and tighter cost controls, while raising guidance on increasing growth of wireless and mobile end markets.

The healthcare sector benefited from performance of the healthcare providers and services industry, which excelled on stock selection and an overweight position. Pharmacy benefit managers such as Medco Health Solutions, Inc. and Express Scripts, Inc. performed strongly as companies sought to reduce healthcare costs. Intuitive Surgical, Inc., maker of robotic surgical systems, consistently beat market expectations in a challenging environment. A new system launch and a well-executed commercial strategy powered the company's outstanding performance.

Energy sector performance was driven by portfolio stock selection in this weaker sector of the index. Petroleo Brasileiro SA ADR, a Brazilian state-controlled oil company, continues to benefit from large proven oil reserves. The firm has expanded production in recent months as oil prices have increased and stabilized. Portfolio performance also benefited from limited exposure to large diversified oil companies, which underperformed other energy companies more leveraged to an economic recovery.

The materials sector slightly detracted on stock selection.

Current Strategy and Outlook: U.S. stocks rose in the last quarter of 2009, building on the rally starting in March when the United States and other nations implemented aggressive stimulus plans to end the global recession. The U.S. economy is showing more signs of recovering from the worst downturn since the Great Depression, and unexpectedly robust economic data in recent weeks has many investors expecting better growth in 2010.

Despite the encouraging data, we still anticipate sluggish growth for 2010. Our optimism about a solid recovery is tempered by persistent headwinds, notably housing industry concerns and lingering high unemployment, that continue to weigh on the economy. Additionally, we believe the stock market's steep rise since March marks the end of a "low-quality" rally, which started to lose steam at the end of 2009. We are generally optimistic that the worst of the global economic and market downturn is behind us, but believe the strength of the economic recovery is still uncertain.

Our investment approach remains unchanged. We continue to seek what we believe are quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while keeping aware of stock price valuations.

Industry Allocation
as of December 31, 2009
(as a percent of net assets)

Internet	13.2%
Computers	8.6%
Telecommunications	8.6%
Pharmaceuticals	8.5%
Banks	7.5%
Commercial Services	6.1%
Retail	6.0%
Diversified Financial Services	5.8%
Oil & Gas	4.0%
Miscellaneous Manufacturing	3.8%
Software	3.0%
Biotechnology	2.7%
Industries between 1.4% — 2.5%(1)	11.4%
Industries less than 1.4%(2)	11.1%
Other Assets and Liabilities -— Net*	(0.3)%
Net Assets	100.0%

*  Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

(1)  Includes six industries, which each represents 1.4% — 2.5% of net assets.

(2)  Includes sixteen industries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Apple, Inc.	6.4%
Google, Inc. — Class A	5.9%
Medco Health Solutions, Inc.	3.6%
Amazon.com, Inc.	3.3%
Danaher Corp.	3.0%
Visa, Inc.	3.0%
Crown Castle International Corp.	2.4%
Express Scripts, Inc.	2.0%
Qualcomm, Inc.	2.0%
Microsoft Corp.	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	42.28%	1.28%	—	1.82%		—
Class I	42.96%	1.78%	0.80%	—		—
Class S	42.60%	1.53%	—	2.07%		—
Class S2	—	—	—	—		54.54%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	1.69	%(2)	54.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

(3) Since inception performance of the index is shown from March 1, 2009.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Gary P. Motyl, Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 32.82% compared to the MSCI All Country World ex U.S. IndexSM(1) ("MSCI ACWI (ex-U.S."), which returned 41.45% for the same period.

Portfolio Specifics: While the first quarter of 2009 was characterized by the deepening of the financial crisis and consequent intensification of a global policy response, during the rest of the year, reflation efforts began to take hold. Interest rate easing and credit spread contraction relieved the market's more highly leveraged companies, and low-quality stocks rallied as fears of a solvency crisis abated. Emerging markets also led the recovery, as aggressive official stimulus rekindled the region's latent demand growth. The Portfolio delivered absolute gains, but underperformed its benchmark.

The change in investor sentiment from early 2009 was remarkable. Investors re-embraced risk and moved back into emerging markets, cyclicals and lower-quality stocks. The Portfolio's underweighting of several emerging markets and materials stocks detracted from relative performance. Unsurprisingly, our elevated exposure to Western European markets and a preference for better capitalized equities also hampered performance as lower quality and emerging market stocks rallied. Overweighted positions in France and Germany detracted from returns. The Portfolio's overweighting in the healthcare sector, where valuations remained near 15-year lows, also detracted from returns as the market favored stocks more leveraged into an economic recovery.

Materials sector valuations rebounded sharply and re-approached 2008's peak levels. Demand for raw materials was largely subsidized by official stimulus in emerging markets, and as policymakers begin to scale back their support, we believe heightened volatility could return. The sector's sensitivity to global reflation efforts made it the benchmark's top performer, and our underweighted position detracted from relative performance. Our underweighting in utilities contributed to relative performance. We believe this regulated sector's valuation characteristics and anemic growth profile made it less appealing to investors, and its defensiveness was out of step with the 2009 risk rally.

The apparel and retail industries were among the consumer discretionary sector's outperformers during the period, and British fashion house Burberry Group PLC was the Portfolio's top stock as demand rebounded and the company announced aggressive forays into the developing world. The Portfolio had a mix of developing Asian telecommunications companies and stable, mature companies with growing global operations as well as an overweighting in information technology stocks. The Portfolio's telecommunication services and information technology holdings outperformed those in the benchmark. The Portfolio's Asian allocations also positively impacted performance, led by our significant underweighting in Japan, one of the weakest major markets in 2009.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Portfolio's performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Current Strategy and Outlook: At year-end, we continue to like healthcare stocks because we believe they have strong balance sheets, bargain valuations, significant scope for cost optimization and excellent growth opportunities in emerging markets. We favor the consumer discretionary sector due to the strength of select companies and the demand of emerging market consumers. We also like the telecommunications sector's emerging market growth potential. In addition, we favor technology stocks, which were the market's least leveraged and most prolific cash generators. After a decade of corporate underspending on technology, we believe renewed investment could buoy profits as companies position themselves for the next business cycle. We believe that excellent long-term growth opportunities exist among both developing markets companies and developed market companies with growing global operations. We also believe the leadership of highly leveraged stocks is unsustainable, and as markets become more discriminating, asset prices will ultimately reflect fundamental values as they always have over the long term. Despite a prodigious rally, the valuations of higher quality stocks relative to lower quality stocks remain near trough levels, creating discounted entry points into the stocks that we believe are likely to survive an uncertain recovery and thrive in a more discriminating market environment.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Telefonica S.A.	2.4%
Housing Development Finance Corp.	2.3%
Nestle S.A.	2.1%
Novartis AG	1.9%
DBS Group Holdings Ltd.	1.9%
Sanofi-Aventis	1.8%
GlaxoSmithKline PLC	1.8%
Samsung Electronics Co. Ltd. GDR	1.7%
France Telecom S.A.	1.7%
Total S.A.	1.7%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	32.14%	(3.14)%		—		—		—
Class I	32.82%	—		2.57%		—		—
Class S	32.65%	—		—		2.26%		—
Class S2	—	—		—		—		64.34%
MSCI ACWI (ex-U.S.)(1)	41.45%	(3.49	)%(2)	3.29	%(3)	3.29	%(3)	71.13	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI ACWI (ex-U.S.) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance of the index is shown from January 1, 2006.

(4) Since inception performance of the index is shown from March 1, 2009.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Thornburg Value Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Edward Maran, CFA, Managing Director and Connor Browne, CFA Managing Director, of Thornburg Investment Management, Inc. ("Thornburg") — the Sub-Adviser*.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 44.77% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 26.46% for the same period.

Portfolio Specifics: The rally off the bottom has been broad-based, with technology, consumer, and materials stocks all delivering strong performances. Our basket approach served us well in this environment as our technology, consumer staples, consumer discretionary, energy, industrial and telecom stocks all contributed to the Portfolio's strong relative performance. During the crisis, we made select bond investments that were intended to manage risk while providing an opportunity for a strong return. The result was gratifying, with our fixed income investments delivering returns even higher than our equity investments during the year. Many of our bonds have hit price targets and been sold. We expect over the intermediate to long-term horizon that our fixed income exposure will return to historically normal levels of under 5% of the Portfolio.

Some of our top contributors for the year included Microsoft Corp. ("Microsoft"), US Bancorp, DirecTV Group, Inc. ("DirecTV"), and Corning, Inc. ("Corning"). Microsoft is benefiting from the Windows 7 upgrade cycle underway, and we believe the company is well positioned to complete tuck-in acquisitions in other strategically important growth segments during 2010. US Bancorp is a well-managed bank that avoided the big mistakes made by most of their competitors. DirecTV delivered solid financial results with high single digit subscriber growth during an economic downturn. For Corning, investors underestimated the global demand for flat panel televisions and previous LCD-TV inventories have needed to be rebuilt.

Some of the stocks that hurt relative performance during the year included Mitsubishi UFJ Financial Group, Inc. ("Mitsubishi UFJ"), Gilead Sciences, Inc. ("Gilead"), Allstate Corp. ("Allstate") and Eli Lilly & Co. ("Lilly"). With Mitsubishi UFJ, the company is still trading at a fraction of book value and we believe the long-term prospects for the business are intact. In our opinion, Gilead's valuation remains compelling and recent weak fundamental performance (against our very high expectations) should prove temporary. Allstate is a personal lines insurer that has exposure to commercial real estate in its asset portfolio. When American International Group, Inc. sold its controlling interest in Transatlantic Reinsurance Company, we sold Allstate and bought Transatlantic Holdings, Inc. ("Transatlantic") because we felt more comfortable with Transatlantic's conservative investment portfolio and with its global growth potential. Lilly made a high-priced acquisition of a biotech company, Imclone Systems, Inc., which disappointed investors that were hoping for a more shareholder friendly use of the cash. That acquisition, combined with fears regarding potential healthcare reform initiatives in Congress, provided major headwinds for the stock.

Current Strategy and Outlook: In this challenging environment we are focused on executing the same investment philosophy and approach that has been successful in the past. We continue to look for promising companies at a discount, and attempt to buy them when they are out of favor. Our basket approach is intended to provide a portfolio with a spectrum of opportunities as well as diversification of risks. In our consistent earner basket, we own stocks that we believe will prove more resilient than the average U.S. stock in a tough environment. Within our basic value and emerging franchise baskets, we invest in companies that we believe will lead when investors remember that the U.S. and global economies will eventually recover.

The success of corporations in cutting costs and refinancing or repaying debt has created the possibility that share prices may recover sooner and with much greater strength than the economy. Through our bottom-up fundamental analysis we have found companies that we believe will benefit from global economic growth and which are not dependent upon a recovery in US consumer spending. The share prices of these companies may also benefit from the weak US dollar and sustained low interest rates.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Microsoft Corp.	3.4%
Dell, Inc.	3.4%
ConocoPhillips	3.4%
Marathon Oil Corp.	3.4%
Thermo Fisher Scientific, Inc.	3.3%
Entergy Corp.	3.1%
Crown Castle International Corp.	3.1%
Comcast Corp. — Special Class A	2.9%
Fiserv, Inc.	2.8%
Level 3 Financing, Inc., 9.250%, due 11/01/14	2.7%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

*  Effective January 1, 2010, William Fries is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	43.99%	1.59%	—	0.87%
Class I	44.77%	2.11%	(2.27)%	—
Class S	44.36%	1.84%	—	1.12%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	1.69	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

Prior to August 7, 2006, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006, Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") consisting of Thomas M. Cole, CFA, Head of North American Equities, Research Director and Managing Director, John C. Leonard, CFA and Thomas J. Digenan, CFA, Portfolio Managers* for North American Equities of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 31.76% compared to the compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Index(2), which returned 26.46% and 28.43%, respectively, for the same period.

Portfolio Specifics: Following its poor performance in 2008 and in early 2009, the US equity market staged an impressive rally and, for the year as a whole, posted outstanding results in 2009. There were a number of factors that propelled the market higher after hitting multi-year lows in March 2009. These included better functioning financial markets, improving economic conditions and optimism that corporate profits would rebound as the year progressed. Collectively, this caused investor risk aversion to abate and resulted in strong demand for US stocks. During 2009, large-cap growth stocks, as measured by the Russell 1000® Growth Index, returned 37.21%, outperforming large-cap value stocks, as measured by the 19.69% return of the Russell 1000® Value Index. Large-cap growth stocks generally outperformed their value counterparts, in part due to the strong results from growth-oriented technology companies.

Stock selection was a significant contributor to performance during the year and was the main reason for the Portfolio's outperformance versus the Russell 1000® Index. In particular, stock selection in the information technology, energy and healthcare sectors were the largest contributors to results. In terms of individual stocks, the largest contributors to performance were an underweight in Exxon Mobil Corp., and overweights in Morgan Stanley, Seagate Technology, Inc., Marvell Technology Group Ltd. and Apple, Inc. From a sector allocation perspective, an underweight in consumer staples, an overweight in consumer discretionary and an underweight in telecommunication services were the largest contributors to performance.

Overall, sector allocation was a negative contributor to performance during the year. From a sector allocation perspective, underweights in financials and materials and an overweight in energy were the largest detractors from performance. While stocks selection was, overall, positive for performance, stock selection in a few areas were a drag on the Portfolio's relative results. In particular, stock selection in the financials, utilities and industrials sectors detracted from results. In terms of individual stocks, the largest detractors from performance were overweights in AFLAC, Inc., Exelon Corp. and Genzyme Corp. Other meaningful detractors were an underweight in SunTrust Banks, Inc., and an overweight in Comcast Corp.

Current Strategy and Outlook: We still find the equity market to be attractively priced and are finding what we believe to be excellent investment opportunities. Early in the market's recovery, favorable strategies tended to overweight discretionary sectors and underweight staples, but we believe that has played itself out. We feel that the current opportunities are much more stock specific. While the greatest opportunities earlier in 2009 were in the allocation across sectors, we believe the greatest opportunities now lie, in our view, within sectors. For example, within the auto sector, auto parts manufacturers appear attractive relative to autos. Within the commodity sensitive stocks, the opportunities in energy, especially oil services, appear more attractive than basic materials. Within the financial sector, large diversified financials appear to be better positioned to gain market share and weather the increased regulatory burden and current economic conditions relative to regional banks. Within the healthcare industry, we believe medical products companies provide the greatest price/intrinsic value opportunities. In the technology space, we prefer semiconductor equipment over software and services. Another area we are finding excellent opportunities is transportation. Historically, we have sought to take advantage of the attractiveness of the rails. More recently, our focus has been on opportunities we are finding in select, profitable airlines and in the air freight area.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Microsoft Corp.	3.0%
Covidien PLC	2.8%
JPMorgan Chase & Co.	2.6%
Apple, Inc.	2.6%
Pfizer, Inc.	2.5%
Wells Fargo & Co.	2.5%
Procter & Gamble Co.	2.4%
FedEx Corp.	2.4%
Comcast Corp. — Class A	2.3%
Chevron Corp.	2.2%

Portfolio holdings are subject to change daily.

*  Effective October 14, 2009, Scott Hazen is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	31.14%	(0.39)%	—	0.47%
Class I	31.76%	0.12%	(1.98)%	—
Class S	31.56%	(0.15)%	—	0.70%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	1.69	%(3)
Russell 1000® Index(2)	28.43%	0.79%	(0.49)%	2.19	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Jason Leder, Managing Director, Kevin Holt, Managing Director, Devin E. Armstrong, CFA, Vice President and James N. Warwick, Executive Director of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser*.

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares, provided a total return of 28.53% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned 19.69% and 26.46%, respectively, for the same period.

Portfolio Specifics: The Portfolio's outperformance relative to the Russell 1000® Value Index was broad-based, with seven out of the ten sectors providing positive results.

The Portfolio's significant overweight in information technology was the largest positive contributor. On average during the period, the Portfolio held a three times larger weight in information technology than the Russell 1000® Value Index. The Portfolio benefited from holdings across the sector, including internet retail, hardware, and semiconductors.

In the energy sector, both stock selection and an underweight aided relative performance. The sector was among the weakest-performing groups in the Russell 1000® Value Index for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly integrated oil companies.

Stock selection and a slight overweight in the basic materials sector also bolstered performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

In the consumer discretionary sector, where the Portfolio holds primarily media stocks, a turnaround in ad spending propelled gains in the Portfolio's holdings.

Within healthcare, acquisitions made by Pfizer, Inc. and Merck & Co., Inc. lifted the Portfolio's holdings in large-cap pharmaceutical stocks.

The financials sector was the single largest detractor from performance, hampered by stock selection within insurance and diversified financials companies. Some of the best-performing diversified financial companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

Current Strategy and Outlook: During the period, we significantly reduced the Portfolio's consumer staples weighting, as well as trimmed holdings in the technology, materials, and consumer discretionary sectors on strong performance. We used the proceeds from consumer staples to add to the Portfolio's energy exposure, mostly in integrated oil companies, although the Portfolio remains underweight in the energy sector relative to the Russell 1000® Value Index. We added some new positions in industrials, but the sector overall remains a small weighting within the total portfolio. After having no exposure to the utilities sector for some time, we initiated one very small position, as we have not seen many attractive opportunities here. Finally, in financials, we remain cautious and selective, adding at the margins to banks that meet our risk-reward criteria.

We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At year end, relative to the Russell 1000® Value Index, the Portfolio held overweight positions in the consumer discretionary, consumer staples, information technology, materials, and healthcare sectors. The Portfolio held underweights in energy, financials, industrials, telecommunication services and utilities.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Chubb Corp.	5.2%
Comcast Corp. — Class A	4.0%
Viacom — Class B	3.7%
JPMorgan Chase & Co.	3.1%
International Paper Co.	3.0%
Pfizer, Inc.	2.9%
eBay, Inc.	2.8%
Bristol-Myers Squibb Co.	2.4%
Wal-Mart Stores, Inc.	2.3%
Travelers Cos., Inc.	2.2%

Portfolio holdings are subject to change daily.

*  Effective July 1, 2009, B. Robert Baker is no longer lead portfolio manager to the Portfolio. Mr. Lederer and Mr. Holt are now co-lead managers of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	28.22%	(1.13)%	2.29%
Class I	28.92%	(0.63)%	2.80%
Class S	28.53%	(0.89)%	2.55%
Russell 1000® Value Index(1)	19.69%	(0.25)%	3.03%
S&P 500® Index(2)	26.46%	0.42%	2.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mark J. Laskin, Sanjay Verma and Mary Jayne Maly of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class S shares provided a total return of 22.37% compared to the Russell 1000® Value Index(2), Barclays Capital U.S. Government/Credit Bond Index(3) and the Composite Index(4) (60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 19.69%, 4.52% and 14.16%, respectively, for the same period.

Portfolio Specifics: Within the Portfolio's stock portfolio, the energy sector was additive to relative performance versus the Russell 1000® Value Index, especially exploration and production ("E&P") companies. E&P companies benefited from rising energy prices and the improving economic environment. Although we increased the Portfolio's exposure to the energy sector overall, the sector remained a relative underweight.

Healthcare also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in healthcare had been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering-Plough Corp.

In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company's stock price appreciated as the new management drove revenue growth and sold a non-core asset.

Conversely, the financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the benchmark for some time, which benefited the Portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Portfolio's exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics (which resulted in a heavier tilt toward insurance stocks), and these companies did not participate in the rally to the degree that others in the sector (such as banks and diversified financials) did. The Portfolio's underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence.

The materials sector also dampened relative gains. The Portfolio's underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Additionally, the Portfolio's convertible securities and fixed income exposure were additive to absolute return during the period. Given its sensitivity to the equity market, the convertibles market rose as stocks rallied. Holdings in healthcare and materials were especially beneficial to performance. Within the fixed income portfolio, the Portfolio's longstanding commitment to conservative positioning in U.S. Treasuries, government securities, and high-grade corporate bonds served the Portfolio well. During the year, we reduced exposure to fixed income and redeployed those assets into what we believed were attractive new opportunities in convertible securities.

Current Strategy and Outlook: Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic, we are guarded as, after the rally, valuations were relatively less compelling and other challenges continued. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers' market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

JPMorgan Chase & Co.	3.3%
Marsh & McLennan Cos., Inc.	1.9%
General Electric Co.	1.8%
Viacom — Class B	1.7%
Occidental Petroleum Corp.	1.5%
eBay, Inc.	1.4%
American Electric Power Co., Inc.	1.4%
Anadarko Petroleum Corp.	1.4%
Kraft Foods, Inc.	1.4%
Wal-Mart Stores, Inc.	1.3%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

*  Effective January 1, 2009, Thomas Bastian replaced James Gilligan as the lead portfolio manager. In addition, Steven Krieder has been removed as a portfolio manager and Sanjay Verma and Mary Jayne Maly have been added to the management team.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	22.06%	2.94%	2.58%		—
Class I	22.69%	3.45%	3.09%		—
Class S	22.37%	3.19%	2.83%		—
Class S2	—	—	—		40.18%
Russell 1000® Value Index(1)	19.69%	(0.25)%	3.23	%(4)	56.10	%(5)
Barclays Capital U.S. Government/Credit Bond Index(2)	4.52%	4.71%	5.25	%(4)	7.04	%(5)
Composite Index(3)	14.16%	2.07%	4.40	%(4)	34.68	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Rusell 1000 companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The Barclays Capital U.S. Government/Credit Bond Index is an index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

(3) The Composite Index consists of 60% of the return of (securities included in) Russell 1000® Value Index and 40% of the return of (securities included in) Barclays Capital U.S. Government/Credit Bond Index.

(4) Since inception performance for the indices is shown from December 1, 2001.

(5) Since inception performance of the indices is shown from March 1, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,279.40	1.44%	$8.27	$1,000.00	$1,017.95	1.44%	$7.32
Class I	1,000.00	1,283.70	0.94	5.41	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	1,281.70	1.19	6.84	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,281.20	1.34	7.70	1,000.00	1,018.45	1.34	6.82
ING Baron Asset Portfolio
Class ADV	$1,000.00	$1,217.40	1.55%	$8.66	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	1,220.20	1.05	5.88	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	1,218.30	1.30	7.27	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	1,218.50	1.45	8.11	1,000.00	1,017.90	1.45	7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Baron Small Cap Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,196.60	1.57%	$8.69	$1,000.00	$1,017.29	1.57%	$7.98
Class I	1,000.00	1,199.50	1.07	5.93	1,000.00	1,019.81	1.07	5.45
Class S	1,000.00	1,198.40	1.30	7.20	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	1,197.20	1.47	8.14	1,000.00	1,017.80	1.47	7.48
ING Columbia Small Cap Value Portfolio
Class ADV	$1,000.00	$1,253.90	1.44%	$8.18	$1,000.00	$1,017.95	1.44%	$7.32
Class I	1,000.00	1,259.40	0.94	5.35	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	1,256.40	1.19	6.77	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,256.80	1.34	7.62	1,000.00	1,018.45	1.34	6.82
ING Davis New York Venture Portfolio
Class ADV	$1,000.00	$1,239.80	1.39%	$7.85	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,243.90	0.89	5.03	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,241.80	1.14	6.44	1,000.00	1,019.46	1.14	5.80
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,244.00	1.50%	$8.48	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,245.70	1.00	5.66	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	1,244.40	1.25	7.07	1,000.00	1,018.90	1.25	6.36
Class S2	1,000.00	1,244.00	1.40	7.92	1,000.00	1,018.15	1.40	7.12
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV	$1,000.00	$1,217.10	1.33%	$7.43	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,220.10	0.83	4.64	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,218.50	1.08	6.04	1,000.00	1,019.76	1.08	5.50
ING Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,241.00	1.16%	$6.55	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,243.70	0.66	3.73	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,242.90	0.91	5.14	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,240.60	1.06	5.99	1,000.00	1,019.86	1.06	5.40
ING Oppenheimer Strategic Income Portfolio
Class ADV	$1,000.00	$1,136.90	1.01%	$5.44	$1,000.00	$1,020.11	1.01%	$5.14
Class I	1,000.00	1,139.60	0.53	2.86	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,138.10	0.76	4.10	1,000.00	1,021.37	0.76	3.87

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING PIMCO Total Return Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,062.80	1.12%	$5.82	$1,000.00	$1,019.56	1.12%	$5.70
Class I	1,000.00	1,065.50	0.62	3.23	1,000.00	1,022.08	0.62	3.16
Class S	1,000.00	1,064.30	0.87	4.53	1,000.00	1,020.82	0.87	4.43
Class S2	1,000.00	1,064.80	1.02	5.31	1,000.00	1,020.06	1.02	5.19
ING Pioneer High Yield Portfolio
Class ADV	$1,000.00	$1,261.00	1.22%	$6.95	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,264.50	0.72	4.11	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,262.40	0.97	5.53	1,000.00	1,020.32	0.97	4.94
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,247.60	1.16%	$6.57	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,251.80	0.66	3.75	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,250.30	0.91	5.16	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,248.90	1.06	6.01	1,000.00	1,019.86	1.06	5.40
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,239.10	1.25%	$7.05	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,242.20	0.75	4.24	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,240.60	1.00	5.65	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,239.30	1.15	6.49	1,000.00	1,019.41	1.15	5.85
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,227.50	1.47%	$8.25	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,229.30	0.97	5.45	1,000.00	1,020.32	0.97	4.94
Class S	1,000.00	1,227.50	1.22	6.85	1,000.00	1,019.06	1.22	6.21
Class S2	1,000.00	1,225.80	1.37	7.69	1,000.00	1,018.30	1.37	6.97
ING Thornburg Value Portfolio
Class ADV	$1,000.00	$1,224.50	1.40%	$7.85	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,227.80	0.90	5.05	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,225.80	1.15	6.45	1,000.00	1,019.41	1.15	5.85
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	$1,000.00	$1,240.50	1.35%	$7.62	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,243.40	0.85	4.81	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,242.80	1.10	6.22	1,000.00	1,019.66	1.10	5.60

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Van Kampen Comstock Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,245.30	1.31%	$7.41	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,248.90	0.81	4.59	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	1,246.80	1.06	6.00	1,000.00	1,019.86	1.06	5.40
ING Van Kampen Equity and Income Portfolio
Class ADV	$1,000.00	$1,200.30	1.13%	$6.27	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,203.50	0.63	3.50	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,201.60	0.88	4.88	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,200.90	1.03	5.71	1,000.00	1,020.01	1.03	5.24

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Asset Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value Portfolio (formerly, ING Columbia Small Cap Value II Portfolio), ING Davis New York Venture Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc., as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio
ASSETS:
Investments in securities at value+*	$113,610,473	$8,712,991	$648,862,845	$206,384,259
Short-term investments at value**	4,675,962	—	—	—
Short-term investments in affiliates***	2,365,043	—	41,438,355	4,928,924
Cash	15,350	81,973	248,954	62,154
Receivables:
Investment securities sold	604,852	—	—	1,739,962
Fund shares sold	82,579	4,406	161,653	804,300
Dividends and interest	277,751	5,192	334,961	285,913
Unrealized appreciation on forward foreign currency contracts	15,892	—	—	—
Prepaid expenses	—	96	—	4,013
Reimbursement due from manager	82,510	—	—	—
Total assets	121,730,412	8,804,658	691,046,768	214,209,525
LIABILITIES:
Payable for investment securities purchased	870,138	—	13,162	407,327
Payable for fund shares redeemed	259,960	—	3,209,757	422,785
Payable upon receipt of securities loaned	4,706,202	—	—	—
Payable to affiliates	127,841	16,234	719,999	188,472
Payable for directors fees	—	1,224	—	1,691
Other accrued expenses and liabilities	—	11,960	—	128,686
Total liabilities	5,964,141	29,418	3,942,918	1,148,961
NET ASSETS	$115,766,271	$8,775,240	$687,103,850	$213,060,564
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$125,586,274	$10,635,962	$682,974,376	$310,095,086
Undistributed net investment income	1,735,034	—	—	2,719,427
Accumulated net realized loss on investments and foreign currency related transactions	(26,055,918)	(1,880,557)	(157,416,325)	(128,820,686)
Net unrealized appreciation on investments and foreign currency related transactions	14,500,881	19,835	161,545,799	29,066,737
NET ASSETS	$115,766,271	$8,775,240	$687,103,850	$213,060,564
+ Including securities loaned at value	$4,523,617	$—	$—	$—
* Cost of investments in securities	$99,095,417	$8,693,156	$487,317,046	$177,317,522
** Cost of short-term investments	$4,706,202	$—	$—	$—
*** Cost of short-term investments in affiliates	$2,365,043	$—	$41,438,355	$4,928,924

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio
Class ADV:
Net Assets	$10,511,215	$1,882,638	$36,132,968	$533,571
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,088,988	201,459	2,463,055	63,791
Net asset value and redemption price per share	$9.65	$9.35	$14.67	$8.36
Class I:
Net Assets	$51,654,265	$2,354,479	$184,219,730	$46,599,828
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,239,661	247,102	12,063,628	5,511,375
Net asset value and redemption price per share	$9.86	$9.53	$15.27	$8.46
Class S:
Net Assets	$53,595,855	$4,533,362	$466,746,419	$165,922,361
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,470,180	480,973	31,163,590	19,733,465
Net asset value and redemption price per share	$9.80	$9.43	$14.98	$8.41
Class S2:
Net Assets	$4,936	$4,761	$4,733	$4,804
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	514	508	322	577
Net asset value and redemption price per share	$9.61	$9.37	$14.69	$8.33

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio
ASSETS:
Investments in securities at value+*	$453,987,985	$222,243,326	$351,210,180	$1,631,547,286
Short-term investments at value**	—	4,574,732	1,966,702	20,234,680
Short-term investments in affiliates***	—	7,303,658	2,601,171	25,840,992
Short-term investments at amortized cost	21,809,273	—	—	—
Cash	150,264	61,146	36,832	18,434
Foreign currencies at value****	539	—	—	526,380
Receivables:
Investment securities sold	326,929	525,167	—	—
Fund shares sold	28,103	31,614	20,425	98,124
Dividends and interest	429,855	408,517	16,706	2,028,310
Total assets	476,732,948	235,148,160	355,852,016	1,680,294,206
LIABILITIES:
Payable for investment securities purchased	488,114	96,216	—	961
Payable for fund shares redeemed	1,759,266	256,672	508,101	6,567,889
Payable upon receipt of securities loaned	—	4,687,915	1,997,628	20,998,850
Payable to affiliates	414,355	225,808	266,935	988,992
Accrued foreign taxes on capital gains	—	—	—	320,152
Total liabilities	2,661,735	5,266,611	2,772,664	28,876,844
NET ASSETS	$474,071,213	$229,881,549	$353,079,352	$1,651,417,362
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$539,836,906	$259,895,410	$508,387,220	$1,625,838,944
Undistributed net investment income	2,263,201	357,303	—	25,854,441
Accumulated net realized loss on investments and foreign currency related transactions	(84,258,729)	(40,971,070)	(173,520,899)	(88,344,899)
Net unrealized appreciation on investments and foreign currency related transactions	16,229,835	10,599,906	18,213,031	88,068,876
NET ASSETS	$474,071,213	$229,881,549	$353,079,352	$1,651,417,362
+ Including securities loaned at value	$—	$4,567,540	$1,927,165	$17,925,899
* Cost of investments in securities	$437,760,423	$211,530,237	$332,966,223	$1,542,761,347
** Cost of short-term investments	$—	$4,687,915	$1,997,628	$20,998,850
*** Cost of short-term investments in affiliates	$—	$7,303,658	$2,601,171	$25,840,992
**** Cost of foreign currencies	$535	$—	$—	$529,453

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio
Class ADV:
Net Assets	$4,844,330	$16,622,134	$5,570,007	$54,626,300
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	307,090	1,471,263	149,161	4,618,526
Net asset value and redemption price per share	$15.77	$11.30	$37.34	$11.83
Class I:
Net Assets	$165,713,473	$100,238,521	$250,454,300	$1,414,460,328
Shares authorized	100,000,000	100,000,000	100,000,000	250,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,281,790	8,776,423	6,444,515	116,202,041
Net asset value and redemption price per share	$16.12	$11.42	$38.86	$12.17
Class S:
Net Assets	$303,513,410	$113,016,400	$97,055,045	$182,325,944
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,050,655	9,941,035	2,547,931	15,402,253
Net asset value and redemption price per share	$15.93	$11.37	$38.09	$11.84
Class S2:
Net Assets	n/a	$4,494	n/a	$4,790
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	398	n/a	408
Net asset value and redemption price per share	n/a	$11.30	n/a	$11.73

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$446,839,786	$552,128,964	$94,452,992	$705,309,558
Short-term investments at value**	5,865,512	167,149,760	—	33,272,549
Short-term investments in affiliates***	9,066,307	—	342,269	—
Short-term investments at amortized cost	2,599,985	163,614,996	—	—
Cash	188,127	7,024,561	13,355	1,710,690
Cash collateral for futures	—	113,000	—	—
Foreign currencies at value****	—	1,109,825	—	4,455
Receivables:
Investment securities sold	1,562,843	182,979	29,346	68,890
Investment securities sold on a delayed-delivery or when-issued basis	—	435,041,231	—	—
Fund shares sold	87,077	1,311,998	57,563	29,862
Dividends and interest	7,111,705	4,260,886	1,153,509	407,801
Variation margin	—	712	—	—
Unrealized appreciation on forward foreign currency contracts	3,183,041	928,518	—	—
Upfront payments made on swap agreements	10,942	183,441	—	—
Unrealized appreciation on swap agreements	2,776,506	713,349	—	—
Prepaid expenses	—	—	1,258	—
Reimbursement due from manager	—	—	7,861	—
Total assets	479,291,831	1,333,764,220	96,058,153	740,803,805
LIABILITIES:
Payable for investment securities purchased	647,197	—	9,392	1,934,907
Payable for investment securities purchased on a delayed-delivery or when-issued basis	10,620,023	433,247,458	—	—
Payable for fund shares redeemed	1,226,323	1,101,246	177,761	2,908,835
Payable upon receipt of securities loaned	5,952,640	9,364,484	—	31,267,768
Payable for cash collateral held at broker	21,107	173,452	—	—
Payable for collateral due to counterparties	—	2,339,000	—	—
Payable for terminated investment contracts (Note 15)	2,434,771	—	—	—
Sales commitments, at value (Note 2)^	—	8,377,345	—	—
Unrealized depreciation on forward foreign currency contracts	3,874,597	173,872	—	—
Upfront payments received on swap agreements	834,220	170,831	—	—
Unrealized depreciation on swap agreements	980,057	282,697	—	—
Unrealized depreciation on unfunded commitments (Note 10)	56,875	—	—	—
Payable to affiliates	236,192	547,787	58,099	403,529
Payable to custodian due to foreign currency overdraft*****	105,463	—	—	—
Payable for directors fees	—	—	4,729	—
Other accrued expenses and liabilities	—	—	69,045	—
Written options^^	9,752	1,735,678	—	—
Total liabilities	26,999,217	457,513,850	319,026	36,515,039
NET ASSETS	$452,292,614	$876,250,370	$95,739,127	$704,288,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$477,242,480	$836,751,017	$121,898,398	$742,556,071
Undistributed net investment income	15,181,088	35,495,467	386,902	431,213
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(34,614,320)	93,983	(37,986,244)	(37,769,454)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	(5,516,634)	3,909,903	11,440,071	(929,064)
NET ASSETS	$452,292,614	$876,250,370	$95,739,127	$704,288,766
+ Including securities loaned at value	$5,817,282	$9,243,141	$—	$30,233,019
* Cost of investments in securities	$452,814,012	$551,314,923	$83,012,921	$705,761,709
** Cost of short-term investments	$5,952,640	$167,153,124	$—	$33,749,503
*** Cost of short-term investments in affiliates	$9,066,307	$—	$342,269	$—
**** Cost of foreign currencies	$—	$1,069,329	$—	$4,414
***** Cost of foreign currency overdraft	$105,340	$—	$—	$—
^ Cost of sales commitments	$—	$8,443,789	$—	$—
^^ Premiums received on written options	$10,952	$2,520,866	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV:
Net Assets	$20,169,663	$93,043,103	$30,257	$24,467,607
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,930,679	8,117,043	3,022	3,788,687
Net asset value and redemption price per share	$10.45	$11.46	$10.01	$6.46
Class I:
Net Assets	$334,526,568	$430,220,130	$92,714,125	$659,322,279
Shares authorized	100,000,000	100,000,000	100,000,000	250,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	31,926,103	36,858,253	9,223,378	98,259,958
Net asset value and redemption price per share	$10.48	$11.67	$10.05	$6.71
Class S:
Net Assets	$97,596,383	$352,983,884	$2,994,745	$20,493,968
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,296,606	30,477,667	298,231	3,104,999
Net asset value and redemption price per share	$10.50	$11.58	$10.04	$6.60
Class S2:
Net Assets	n/a	$3,253	n/a	$4,912
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	284	n/a	761
Net asset value and redemption price per share	n/a	$11.44	n/a	$6.45

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
ASSETS:
Investments in securities at value+*	$987,004,842	$496,583,604	$236,121,289	$180,201,719
Short-term investments at value**	11,720,242	—	2,923,842	973,000
Short-term investments in affiliates***	—	—	8,528,706	2,705,607
Short-term investments at amortized cost	—	44,554,995	—	—
Cash	4,387,396	116,768	183,623	47,977
Foreign currencies at value****	—	97,240	—	—
Receivables:
Investment securities sold	—	10,488	35,255	45,112
Fund shares sold	99,671	927,296	175,841	6,467
Dividends and interest	583,184	1,509,095	353,445	152,149
Prepaid expenses	—	8,569	—	—
Reimbursement due from manager	—	71,597	—	—
Total assets	1,003,795,335	543,879,652	248,322,001	184,132,031
LIABILITIES:
Payable for investment securities purchased	226,125	2,703,342	225,193	78,314
Payable for fund shares redeemed	10,310,292	681,312	253,216	401,777
Payable upon receipt of securities loaned	8,362,725	—	3,031,803	1,136,750
Payable to affiliates	682,625	601,414	187,887	138,539
Payable for directors fees	—	4,101	—	—
Other accrued expenses and liabilities	1,265	218,871	—	—
Accrued foreign taxes on capital gains	—	159,331	—	—
Total liabilities	19,583,032	4,368,371	3,698,099	1,755,380
NET ASSETS	$984,212,303	$539,511,281	$244,623,902	$182,376,651
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,042,833,312	$692,366,656	$403,710,651	$322,442,409
Undistributed net investment income	357,483	12,840,032	4,654,763	326,086
Accumulated net realized loss on investments and foreign currency related transactions	(222,834,120)	(170,486,638)	(192,443,357)	(165,309,900)
Net unrealized appreciation on investments and foreign currency related transactions	163,855,628	4,791,231	28,701,845	24,918,056
NET ASSETS	$984,212,303	$539,511,281	$244,623,902	$182,376,651
+ Including securities loaned at value	$7,947,653	$—	$2,893,948	$1,103,256
* Cost of investments in securities	$822,810,157	$491,816,347	$207,311,551	$155,119,913
** Cost of short-term investments	$12,059,387	$—	$3,031,803	$1,136,750
*** Cost of short-term investments in affiliates	$—	$—	$8,528,706	$2,705,607
**** Cost of foreign currencies	$—	$97,257	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
Class ADV:
Net Assets	$73,746,880	$11,334,466	$7,416,646	$7,437,691
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,604,373	1,094,588	259,755	935,886
Net asset value and redemption price per share	$45.97	$10.36	$28.55	$7.95
Class I:
Net Assets	$758,452,700	$273,991,772	$222,956,636	$155,093,231
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,258,567	26,339,775	7,641,515	19,240,973
Net asset value and redemption price per share	$46.65	$10.40	$29.18	$8.06
Class S:
Net Assets	$152,008,087	$254,180,110	$14,250,620	$19,845,729
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,285,045	24,531,563	491,209	2,481,966
Net asset value and redemption price per share	$46.27	$10.36	$29.01	$8.00
Class S2:
Net Assets	$4,636	$4,933	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	101	475	n/a	n/a
Net asset value and redemption price per share	$45.99	$10.37	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$297,877,160	$770,740,668
Short-term investments at value**	4,820,276	—
Short-term investments in affiliates***	—	24,000,000
Cash	8,140,680	9,201,238
Foreign currencies at value****	—	4,028
Receivables:
Investment securities sold	—	53,382
Fund shares sold	19,805	485,682
Dividends and interest	610,083	2,507,124
Reimbursement due from manager	11,054	—
Total assets	311,479,058	806,992,122
LIABILITIES:
Payable for investment securities purchased	—	1,121,823
Payable for fund shares redeemed	2,053,647	4,310,136
Payable upon receipt of securities loaned	5,013,595	—
Payable to affiliates	278,057	496,542
Total liabilities	7,345,299	5,928,501
NET ASSETS	$304,133,759	$801,063,621
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$565,688,618	$837,821,828
Undistributed net investment income	1,261,466	2,817,785
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(300,179,724)	(100,832,726)
Net unrealized appreciation on investments and foreign currency related transactions	37,363,399	61,256,734
NET ASSETS	$304,133,759	$801,063,621
+ Including securities loaned at value	$4,566,671	$—
* Cost of investments in securities	$260,320,442	$709,484,777
** Cost of short-term investments	$5,013,595	$—
*** Cost of short-term investments in affiliates	$—	$24,000,000
**** Cost of foreign currencies	$—	$3,185

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
Class ADV:
Net Assets	$16,305,662	$10,735,250
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,828,163	350,378
Net asset value and redemption price per share	$8.92	$30.64
Class I:
Net Assets	$50,239,678	$572,526,551
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,603,229	18,450,765
Net asset value and redemption price per share	$8.97	$31.03
Class S:
Net Assets	$237,588,419	$217,797,679
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	26,513,890	7,068,642
Net asset value and redemption price per share	$8.96	$30.81
Class S2:
Net Assets	n/a	$4,141
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	135
Net asset value and redemption price per share	n/a	$30.62

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,800,983	$60,443	$2,742,620	$6,323,792
Interest	13,365	207	—	443
Securities lending income, net	23,611	—	—	—
Total investment income	2,837,959	60,650	2,742,620	6,324,235
EXPENSES:
Investment management fees	879,340	70,927	4,647,194	2,389,172
Distribution and service fees:
Class ADV	42,610	8,842	136,238	2,027
Class S	99,063	9,370	924,710	401,336
Class S2	18	18	18	18
Transfer agent fees	—	559	—	939
Administrative service fees	219,836	7,466	1,257,480	318,554
Shareholder reporting expense	—	3,541	—	70,149
Registration fees	—	21	—	134
Professional fees	—	7,836	—	63,119
Custody and accounting expense	—	4,745	—	137,189
Directors fees	—	595	—	10,662
Miscellaneous expense	105	4,473	611	19,921
Interest expense	—	—	44	2,363
Total expenses	1,240,972	118,393	6,966,295	3,415,583
Net waived and reimbursed fees	(270,659)	(22,143)	(117,352)	(5,555)
Brokerage commission recapture	—	—	(3,228)	(11,536)
Net expenses	970,313	96,250	6,845,715	3,398,492
Net investment income (loss)	1,867,646	(35,600)	(4,103,095)	2,925,743
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments	(2,747,047)	(636,910)	(15,439,981)	(79,142,358)
Foreign currency related transactions	(77,790)	—	—	—
Net realized loss on investments and foreign currency related transactions	(2,824,837)	(636,910)	(15,439,981)	(79,142,358)
Net change in unrealized appreciation or depreciation on:
Investments	30,214,607	2,980,187	188,509,736	144,371,314
Foreign currency related transactions	22,215	—	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	30,236,822	2,980,187	188,509,736	144,371,314
Net realized and unrealized gain on investments and foreign currency related transactions	27,411,985	2,343,277	173,069,755	65,228,956
Increase in net assets resulting from operations	$29,279,631	$2,307,677	$168,966,660	$68,154,699
* Foreign taxes withheld	$10,499	$430	$38,973	$172
(1) Dividends from affiliates	$4,370	$—	$136,574	$18,046

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,116,015	$5,264,362	$3,304,803	$30,707,336
Interest	344,740	—	—	56,325
Securities lending income, net	—	200,717	14,754	1,631,533
Total investment income	6,460,755	5,465,079	3,319,557	32,395,194
EXPENSES:
Investment management fees	3,148,525	1,447,222	3,220,867	8,471,622
Distribution and service fees:
Class ADV	22,382	66,768	22,740	214,946
Class S	615,800	242,216	219,576	402,510
Class S2	—	16	—	18
Administrative service fees	393,562	482,869	599,114	847,142
Miscellaneous expense	372	—	559	1,657
Interest expense	241	1,609	1,481	362
Total expenses	4,180,882	2,240,700	4,064,337	9,938,257
Net waived and reimbursed fees	(32,107)	(5,162)	(3,130)	(15,137)
Net expenses	4,148,775	2,235,538	4,061,207	9,923,120
Net investment income (loss)	2,311,980	3,229,541	(741,650)	22,472,074
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments**	(58,405,683)	(29,530,603)	1,056,575	(48,276,908)
Foreign currency related transactions	(37,504)	—	—	(284,143)
Net realized gain (loss) on investments and foreign currency related transactions	(58,443,187)	(29,530,603)	1,056,575	(48,561,051)
Net change in unrealized appreciation or depreciation on:
Investments	170,413,898	75,273,683	124,361,202	505,278,257
Foreign currency related transactions	237	—	—	35,969
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	170,414,135	75,273,683	124,361,202	505,314,226
Net realized and unrealized gain on investments and foreign currency related transactions	111,970,948	45,743,080	125,417,777	456,753,175
Increase in net assets resulting from operations	$114,282,928	$48,972,621	$124,676,127	$479,225,249
* Foreign taxes withheld	$70,667	$16,355	$30,633	$2,467,313
** Foreign tax accrued on Indian investments	$—	$—	$—	$320,152
(1) Dividends from affiliates	$—	$16,972	$10,300	$44,167

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$155,262	$753,727	$989,439	$6,464,720
Interest	27,004,361	27,407,245	14,789,458	263
Securities lending income, net	30,813	7,051	—	270,472
Total investment income	27,190,436	28,168,023	15,778,897	6,735,455
EXPENSES:
Investment management fees	2,434,649	3,292,083	990,478	3,770,423
Distribution and service fees:
Class ADV	79,056	302,510	7,756	93,082
Class S	232,677	678,407	7,427	35,285
Class S2	—	12	—	18
Transfer agent fees	—	—	608	—
Administrative service fees	194,774	837,525	165,078	117,816
Shareholder reporting expense	—	—	29,797	—
Professional fees	—	—	45,151	—
Custody and accounting expense	—	—	37,099	—
Directors fees	—	—	8,310	—
Miscellaneous expense	563	767	13,486	698
Interest expense	174	568	3,367	394
Total expenses	2,941,893	5,111,872	1,308,557	4,017,716
Net waived and reimbursed fees	(81,529)	(77,776)	(110,877)	(3)
Brokerage commission recapture	—	—	(4,449)	—
Net expenses	2,860,364	5,034,096	1,193,231	4,017,713
Net investment income	24,330,072	23,133,927	14,585,666	2,717,742
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, SALES COMMITMENTS, AND UNFUNDED COMMITMENTS:
Net realized gain (loss) on:
Investments	(18,163,876)	18,954,805	(22,988,813)	(21,413,106)
Foreign currency related transactions	(147,174)	(2,209,485)	—	114
Futures	(1,588,822)	14,769,437	—	—
Swaps	(4,573,265)	(9,791,026)	—	—
Written options	293,011	(653,647)	—	—
Sales commitments	—	(5,158,804)	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(24,180,126)	15,911,280	(22,988,813)	(21,412,992)
Net change in unrealized appreciation or depreciation on:
Investments	87,295,654	24,125,236	86,724,954	246,604,221
Foreign currency related transactions	915,204	2,437,723	—	83
Futures	(2,012,987)	(12,554,179)	—	—
Swaps	6,429,943	21,421,436	—	—
Written options	(847)	3,784,605	—	—
Sales commitments	—	66,444
Unfunded commitments	(332,624)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	92,294,343	39,281,265	86,724,954	246,604,304
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	68,114,217	55,192,545	63,736,141	225,191,312
Increase in net assets resulting from operations	$92,444,289	$78,326,472	$78,321,807	$227,909,054
* Foreign taxes withheld	$—	$—	$126	$26,999
(1) Dividends from affiliates	$106,886	$—	$30,042	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,723,630	$18,729,843	$4,099,508	$3,993,295
Interest	—	300,568	2,967,876	—
Securities lending income, net	49,533	—	136,338	602
Total investment income	8,773,163	19,030,411	7,203,722	3,993,897
EXPENSES:
Investment management fees	5,370,394	4,617,909	1,742,681	1,487,957
Distribution and service fees:
Class ADV	295,436	48,058	17,770	30,860
Class S	257,960	489,151	20,765	44,682
Class S2	16	17	—	—
Transfer agent fees	—	1,360	—	—
Administrative service fees	1,342,598	582,862	670,261	318,849
Shareholder reporting expense	—	93,520	—	—
Registration fees	—	223	—	—
Professional fees	—	105,433	—	—
Custody and accounting expense	—	184,847	—	—
Directors fees	—	20,316	—	—
Miscellaneous expense	1,070	37,177	350	209
Total expenses	7,267,474	6,180,873	2,451,827	1,882,557
Net waived and reimbursed fees	(15,618)	(4)	(9,866)	(2,916)
Brokerage commission recapture	(19,404)	(916)	(3,909)	(92,066)
Net expenses	7,232,452	6,179,953	2,438,052	1,787,575
Net investment income	1,540,711	12,850,458	4,765,670	2,206,322
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments**	(113,545,004)	(135,179,040)	(34,145,598)	(86,226,315)
Foreign currency related transactions	(58,261)	(110,093)	(107,272)	—
Net realized loss on investments and foreign currency related transactions	(113,603,265)	(135,289,133)	(34,252,870)	(86,226,315)
Net change in unrealized appreciation or depreciation on:
Investments	431,889,012	302,682,521	131,962,280	140,290,481
Foreign currency related transactions	(31,560)	80,128	631	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	431,857,452	302,762,649	131,962,911	140,290,481
Net realized and unrealized gain on investments and foreign currency related transactions	318,254,187	167,473,516	97,710,041	54,064,166
Increase in net assets resulting from operations	$319,794,898	$180,323,974	$102,475,711	$56,270,488
* Foreign taxes withheld	$143,311	$2,072,055	$22,035	$—
** Foreign tax accrued on Indian investments	$—	$159,331	$—	$—
(1) Dividends from affiliates	$—	$—	$37,436	$10,690

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$11,299,272	$12,355,610
Interest	8,432	7,906,074
Securities lending income, net	27,964	—
Total investment income	11,335,668	20,261,684
EXPENSES:
Investment management fees	2,686,201	4,007,260
Distribution and service fees:
Class ADV	72,986	51,958
Class S	505,575	501,145
Class S2	—	16
Administrative service fees	1,119,245	554,687
Miscellaneous expense	563	1,163
Total expenses	4,384,570	5,116,229
Net waived and reimbursed fees	(181,213)	(3)
Brokerage commission recapture	(10,437)	(12,934)
Net expenses	4,192,920	5,103,292
Net investment income	7,142,748	15,158,392
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized loss on:
Investments	(145,769,955)	(31,901,394)
Foreign currency related transactions	—	(2,600)
Futures	—	1,871,578
Net realized loss on investments, foreign currency related transactions, and futures	(145,769,955)	(30,032,416)
Net change in unrealized appreciation or depreciation on:
Investments	233,343,635	166,599,981
Foreign currency related transactions	—	114
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	233,343,635	166,600,095
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	87,573,680	136,567,679
Increase in net assets resulting from operations	$94,716,428	$151,726,071
* Foreign taxes withheld	$109,421	$276,350
(1) Dividends from affiliates	$—	$72

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Asset Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$1,867,646	$1,664,513	$(35,600)	$(90,305)
Net realized loss on investments and foreign currency related transactions	(2,824,837)	(19,633,797)	(636,910)	(1,241,686)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	30,236,822	(8,777,426)	2,980,187	(5,407,522)
Increase (decrease) in net assets resulting from operations	29,279,631	(26,746,710)	2,307,677	(6,739,513)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(119,950)	(52,433)	—	—
Class I	(777,526)	(470,920)	—	—
Class S	(715,006)	(286,055)	—	—
Class S2	(81)	—	—	—
Net realized gains:
Class ADV	—	(1,361,076)	—	(45,629)
Class I	—	(5,384,236)	—	(39,018)
Class S	—	(4,599,777)	—	(61,397)
Total distributions	(1,612,563)	(12,154,497)	—	(146,044)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,317,364	21,014,161	1,071,507	6,282,750
Reinvestment of distributions	1,612,482	12,154,497	—	107,025
	26,929,846	33,168,658	1,071,507	6,389,775
Cost of shares redeemed	(13,873,396)	(18,922,252)	(1,267,782)	(26,851,287)
Net increase (decrease) in net assets resulting from capital share transactions	13,056,450	14,246,406	(196,275)	(20,461,512)
Net increase (decrease) in net assets	40,723,518	(24,654,801)	2,111,402	(27,347,069)
NET ASSETS:
Beginning of year	75,042,753	99,697,554	6,663,838	34,010,907
End of year	$115,766,271	$75,042,753	$8,775,240	$6,663,838
Undistributed net investment income at end of year	$1,735,034	$1,607,412	$—	$139

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Baron Small Cap Growth Portfolio		ING Columbia Small Cap Value Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(4,103,095)	$(2,676,528)	$2,925,743	$5,078,047
Net realized loss on investments	(15,439,981)	(141,993,482)	(79,142,358)	(49,907,569)
Net change in unrealized appreciation or depreciation on investments	188,509,736	(148,498,258)	144,371,314	(114,109,681)
Increase (decrease) in net assets resulting from operations	168,966,660	(293,168,268)	68,154,699	(158,939,203)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(3,053)	(902)
Class I	—	—	(2,839,892)	(726,065)
Class S	—	—	(1,987,504)	(158,973)
Class S2	—	—	(61)	—
Net realized gains:
Class ADV	—	(1,313,418)	—	(4,862)
Class I	—	(5,600,475)	—	(2,457,450)
Class S	—	(12,175,271)	—	(1,601,218)
Total distributions	—	(19,089,164)	(4,830,510)	(4,949,470)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	157,878,300	191,045,184	60,094,020	448,854,134
Reinvestment of distributions	—	19,089,164	4,830,449	4,949,470
	157,878,300	210,134,348	64,924,469	453,803,604
Cost of shares redeemed	(86,315,173)	(96,549,470)	(291,613,709)	(122,041,487)
Net increase (decrease) in net assets resulting from capital share transactions	71,563,127	113,584,878	(226,689,240)	331,762,117
Net increase (decrease) in net assets	240,529,787	(198,672,554)	(163,365,051)	167,873,444
NET ASSETS:
Beginning of year	446,574,063	645,246,617	376,425,615	208,552,171
End of year	$687,103,850	$446,574,063	$213,060,564	$376,425,615
Undistributed net investment income at end of year	$—	$23,826	$2,719,427	$4,995,273

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Davis New York Venture Portfolio		ING JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$2,311,980	$2,983,369	$3,229,541	$2,827,445
Net realized loss on investments and foreign currency related transactions	(58,443,187)	(25,698,996)	(29,530,603)	(8,271,977)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	170,414,135	(174,934,910)	75,273,683	(76,236,525)
Increase (decrease) in net assets resulting from operations	114,282,928	(197,650,537)	48,972,621	(81,681,057)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(19,106)	(155,594)	(256,569)
Class I	(1,219,435)	(1,684,243)	(1,321,193)	(2,734,472)
Class S	(1,715,544)	(1,840,225)	(1,261,341)	(2,001,035)
Class S2	—	—	(47)	—
Net realized gains:
Class ADV	—	(87,886)	(216,618)	(1,837,541)
Class I	—	(1,944,357)	(1,347,517)	(10,039,897)
Class S	—	(2,647,445)	(1,656,223)	(8,240,468)
Class S2	—	—	(63)	—
Total distributions	(2,934,979)	(8,223,262)	(5,958,596)	(25,109,982)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	78,245,206	265,891,024	51,481,100	63,636,239
Reinvestment of distributions	2,934,979	8,223,262	5,958,486	25,109,982
	81,180,185	274,114,286	57,439,586	88,746,221
Cost of shares redeemed	(71,740,481)	(58,445,154)	(43,315,053)	(69,524,372)
Net increase in net assets resulting from capital share transactions	9,439,704	215,669,132	14,124,533	19,221,849
Net increase (decrease) in net assets	120,787,653	9,795,333	57,138,558	(87,569,190)
NET ASSETS:
Beginning of year	353,283,560	343,488,227	172,742,991	260,312,181
End of year	$474,071,213	$353,283,560	$229,881,549	$172,742,991
Undistributed net investment income at end of year	$2,263,201	$2,934,589	$357,303	$88,539

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason Partners Aggressive Growth Portfolio		ING Oppenheimer Global Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(741,650)	$(604,380)	$22,472,074	$40,263,717
Net realized gain (loss) on investments and foreign currency related transactions	1,056,575	38,163,206	(48,561,051)	(171,645)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	124,361,202	(425,820,606)	505,314,226	(1,010,130,798)
Increase (decrease) in net assets resulting from operations	124,676,127	(388,261,780)	479,225,249	(970,038,726)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(721,917)	(1,219,420)
Class I	—	—	(30,130,203)	(38,789,825)
Class S	—	—	(3,432,349)	(4,718,117)
Class S2	—	—	(106)	—
Net realized gains:
Class ADV	—	—	(780,934)	(5,996,239)
Class I	—	—	(21,766,494)	(134,022,900)
Class S	—	—	(2,852,448)	(17,982,621)
Class S2	—	—	(77)	—
Total distributions	—	—	(59,684,528)	(202,729,122)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,848,460	158,464,372	50,068,049	95,409,426
Reinvestment of distributions	—	—	59,684,344	202,729,122
	29,848,460	158,464,372	109,752,393	298,138,548
Cost of shares redeemed	(347,268,738)	(505,221,820)	(200,076,847)	(425,078,861)
Net decrease in net assets resulting from capital share transactions	(317,420,278)	(346,757,448)	(90,324,454)	(126,940,313)
Net increase (decrease) in net assets	(192,744,151)	(735,019,228)	329,216,267	(1,299,708,161)
NET ASSETS:
Beginning of year	545,823,503	1,280,842,731	1,322,201,095	2,621,909,256
End of year	$353,079,352	$545,823,503	$1,651,417,362	$1,322,201,095
Undistributed net investment income at end of year	$—	$—	$25,854,441	$34,325,717

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Strategic Income Portfolio		ING PIMCO Total Return Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$24,330,072	$31,348,315	$23,133,927	$21,796,983
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(24,180,126)	(32,906,013)	15,911,280	31,597,667
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	92,294,343	(108,433,859)	39,281,265	(53,718,000)
Increase (decrease) in net assets resulting from operations	92,444,289	(109,991,557)	78,326,472	(323,350)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(550,508)	(1,096,915)	(1,830,772)	(2,029,942)
Class I	(13,616,424)	(28,021,136)	(10,725,881)	(11,994,802)
Class S	(3,333,453)	(4,682,124)	(9,128,837)	(7,934,148)
Class S2	—	—	(111)	—
Net realized gains:
Class ADV	—	(80,551)	(2,164,114)	(671,421)
Class I	—	(1,875,430)	(11,356,493)	(3,706,855)
Class S	—	(323,861)	(10,107,362)	(2,531,892)
Class S2	—	—	(118)	—
Total distributions	(17,500,385)	(36,080,017)	(45,313,688)	(28,869,060)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,598,990	269,949,196	366,550,027	234,514,089
Reinvestment of distributions	17,500,385	36,080,017	45,313,459	28,869,060
	81,099,375	306,029,213	411,863,486	263,383,149
Cost of shares redeemed	(259,933,143)	(123,246,765)	(70,794,459)	(208,466,742)
Net increase (decrease) in net assets resulting from capital share transactions	(178,833,768)	182,782,448	341,069,027	54,916,407
Net increase (decrease) in net assets	(103,889,864)	36,710,874	374,081,811	25,723,997
NET ASSETS:
Beginning of year	556,182,478	519,471,604	502,168,559	476,444,562
End of year	$452,292,614	$556,182,478	$876,250,370	$502,168,559
Undistributed net investment income at end of year	$15,181,088	$13,599,645	$35,495,467	$25,571,574

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer High Yield Portfolio		ING T. Rowe Price Diversified Mid Cap Growth Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$14,585,666	$14,130,039	$2,717,742	$1,935,714
Net realized loss on investments and foreign currency related transactions	(22,988,813)	(7,327,898)	(21,412,992)	(14,209,703)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	86,724,954	(71,064,875)	246,604,304	(402,305,838)
Increase (decrease) in net assets resulting from operations	78,321,807	(64,262,734)	227,909,054	(414,579,827)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(106,263)	(70,081)	(7,178)	—
Class I	(14,151,585)	(13,809,706)	(2,449,524)	(3,444,847)
Class S	(220,813)	(272,724)	(41,999)	(4,767)
Class S2	—	—	(5)	—
Net realized gains:
Class ADV	—	(25,349)	—	(4,409,896)
Class I	—	(3,505,979)	—	(121,659,616)
Class S	—	(87,139)	—	(2,022,706)
Total distributions	(14,478,661)	(17,770,978)	(2,498,706)	(131,541,832)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,787,109	207,631,097	31,300,495	22,742,767
Proceeds from shares issued in merger (Note 14)	—	64,846,767	—	—
Reinvestment of distributions	14,476,843	17,770,978	2,498,706	131,541,832
	61,263,952	290,248,842	33,799,201	154,284,599
Cost of shares redeemed	(311,478,496)	(38,126,383)	(67,298,213)	(145,270,502)
Net increase (decrease) in net assets resulting from capital share transactions	(250,214,544)	252,122,459	(33,499,012)	9,014,097
Net increase (decrease) in net assets	(186,371,398)	170,088,747	191,911,336	(537,107,562)
NET ASSETS:
Beginning of year	282,110,525	112,021,778	512,377,430	1,049,484,992
End of year	$95,739,127	$282,110,525	$704,288,766	$512,377,430
Undistributed net investment income at end of year	$386,902	$—	$431,213	$216,631

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Growth Equity Portfolio		ING Templeton Foreign Equity Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$1,540,711	$4,682,144	$12,850,458	$16,262,894
Net realized loss on investments and foreign currency related transactions	(113,603,265)	(104,318,779)	(135,289,133)	(32,878,166)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	431,857,452	(536,981,058)	302,762,649	(344,473,346)
Increase (decrease) in net assets resulting from operations	319,794,898	(636,617,693)	180,323,974	(361,088,618)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(122,722)	—	(267,904)
Class I	(1,115,490)	(13,342,311)	—	(13,346,515)
Class S	(9,477)	(806,370)	—	(4,749,346)
Net realized gains:
Class ADV	—	(6,279,129)	—	—
Class I	—	(80,268,118)	—	—
Class S	—	(7,026,819)	—	—
Return of capital:
Class ADV	—	(79,211)	—	—
Class I	—	(1,175,375)	—	—
Class S	—	(110,449)	—	—
Total distributions	(1,124,967)	(109,210,504)	—	(18,363,765)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	171,923,140	250,841,675	185,405,629	419,265,708
Proceeds from shares issued in merger (Note 14)	—	—	—	485,926,153
Reinvestment of distributions	1,124,967	109,210,504	—	18,363,765
	173,048,107	360,052,179	185,405,629	923,555,626
Cost of shares redeemed	(372,742,708)	(396,413,848)	(409,147,924)	(139,837,079)
Net increase (decrease) in net assets resulting from capital share transactions	(199,694,601)	(36,361,669)	(223,742,295)	783,718,547
Net increase (decrease) in net assets	118,975,330	(782,189,866)	(43,418,321)	404,266,164
NET ASSETS:
Beginning of year	865,236,973	1,647,426,839	582,929,602	178,663,438
End of year	$984,212,303	$865,236,973	$539,511,281	$582,929,602
Undistributed net investment income at end of year	$357,483	$—	$12,840,032	$14,343

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Thornburg Value Portfolio		ING UBS U.S. Large Cap Equity Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$4,765,670	$3,621,782	$2,206,322	$5,130,059
Net realized loss on investments and foreign currency related transactions	(34,252,870)	(42,827,872)	(86,226,315)	(43,759,073)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	131,962,911	(112,927,471)	140,290,481	(138,249,926)
Increase (decrease) in net assets resulting from operations	102,475,711	(152,133,561)	56,270,488	(176,878,940)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(25,124)	(7,643)	(67,697)	(128,584)
Class I	(3,404,235)	(1,812,798)	(2,051,531)	(8,396,878)
Class S	(69,033)	(11,937)	(221,412)	(512,862)
Total distributions	(3,498,392)	(1,832,378)	(2,340,640)	(9,038,324)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,017,787	227,467,929	51,241,562	105,198,682
Reinvestment of distributions	3,498,392	1,832,378	2,340,640	9,038,324
	119,516,179	229,300,307	53,582,202	114,237,006
Cost of shares redeemed	(239,122,449)	(44,404,345)	(186,190,195)	(88,145,775)
Net increase (decrease) in net assets resulting from capital share transactions	(119,606,270)	184,895,962	(132,607,993)	26,091,231
Net increase (decrease) in net assets	(20,628,951)	30,930,023	(78,678,145)	(159,826,033)
NET ASSETS:
Beginning of year	265,252,853	234,322,830	261,054,796	420,880,829
End of year	$244,623,902	$265,252,853	$182,376,651	$261,054,796
Undistributed net investment income at end of year	$4,654,763	$3,486,313	$326,086	$450,538

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Comstock Portfolio		ING Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$7,142,748	$17,281,201	$15,158,392	$22,767,617
Net realized loss on investments, foreign currency related transactions, and futures	(145,769,955)	(153,164,561)	(30,032,416)	(66,408,563)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	233,343,635	(218,129,573)	166,600,095	(183,213,247)
Increase (decrease) in net assets resulting from operations	94,716,428	(354,012,933)	151,726,071	(226,854,193)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(312,120)	(653,242)	(143,246)	(534,645)
Class I	(1,759,042)	(23,047,363)	(10,243,047)	(33,581,199)
Class S	(5,001,841)	(10,516,572)	(3,459,054)	(11,202,908)
Class S2	—	—	(64)	—
Net realized gains:
Class ADV	—	(1,553,677)	—	(733,342)
Class I	—	(32,982,142)	—	(36,302,415)
Class S	—	(16,571,671)	—	(12,079,329)
Total distributions	(7,073,003)	(85,324,667)	(13,845,411)	(94,433,838)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,181,712	220,220,774	34,273,166	78,093,893
Proceeds from shares issued in merger (Note 14)	—	—	—	82,425,445
Reinvestment of distributions	7,073,003	85,324,667	13,845,347	94,433,838
	66,254,715	305,545,441	48,118,513	254,953,176
Cost of shares redeemed	(418,531,170)	(288,658,828)	(104,789,464)	(172,876,816)
Net increase (decrease) in net assets resulting from capital share transactions	(352,276,455)	16,886,613	(56,670,951)	82,076,360
Net increase (decrease) in net assets	(264,633,030)	(422,450,987)	81,209,709	(239,211,671)
NET ASSETS:
Beginning of year	568,766,789	991,217,776	719,853,912	959,065,583
End of year	$304,133,759	$568,766,789	$801,063,621	$719,853,912
Undistributed net investment income at end of year	$1,261,466	$1,191,721	$2,817,785	$1,506,382

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-09	7.23	0.14		2.39	2.53	0.11		—	—
12-31-08	11.24	0.15		(2.80)	(2.65)	0.05		1.31	—
12-31-07	13.35	0.08	•	(0.42)	(0.34)	0.03		1.74	—
12-31-06	11.63	0.02		1.73	1.75	0.00	*	0.03	—
12-31-05	12.13	0.01		0.92	0.93	0.01		1.42	—
Class I
12-31-09	7.38	0.17		2.47	2.64	0.16		—	—
12-31-08	11.46	0.20	•	(2.86)	(2.66)	0.11		1.31	—
12-31-07	13.58	0.14	•	(0.43)	(0.29)	0.09		1.74	—
12-31-06	11.77	0.09	•	1.75	1.84	0.00	*	0.03	—
12-31-05	12.24	0.06		0.94	1.00	0.05		1.42	—
Class S
12-31-09	7.34	0.16	•	2.44	2.60	0.14		—	—
12-31-08	11.40	0.17	•	(2.84)	(2.67)	0.08		1.31	—
12-31-07	13.51	0.11	•	(0.42)	(0.31)	0.06		1.74	—
12-31-06	11.74	0.05		1.75	1.80	0.00	*	0.03	—
12-31-05	12.22	0.04		0.92	0.96	0.02		1.42	—
Class S2
02-27-09(4)-12-31-09	5.84	0.14	•	3.79	3.93	0.16		—	—
ING Baron Asset Portfolio
Class ADV
12-31-09	6.98	(0.06)		2.43	2.37	—		—	—
12-31-08	12.05	(0.10)		(4.81)	(4.91)	—		0.16	—
12-31-07	11.09	(0.05)		1.01	0.96	—		—	—
01-18-06(4)-12-31-06	10.04	(0.06)		1.11	1.05	—		—	—
Class I
12-31-09	7.07	(0.02)		2.48	2.46	—		—	—
12-31-08	12.17	(0.05	)•	(4.89)	(4.94)	—		0.16	—
12-31-07	11.14	0.01		1.02	1.03	—		—	—
01-03-06(4)-12-31-06	10.00	(0.00	)*	1.14	1.14	—		—	—
Class S
12-31-09	7.02	(0.04)		2.45	2.41	—		—	—
12-31-08	12.09	(0.06	)•	(4.85)	(4.91)	—		0.16	—
12-31-07	11.10	(0.01)		1.00	0.99	—		—	—
05-03-06(4)-12-31-06	10.73	0.03	•	0.34	0.37	—		—	—
Class S2
02-27-09(4)-12-31-09	5.90	(0.04)		3.51	3.47	—		—	—
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-09	10.88	(0.12)		3.91	3.79	—		—	—
12-31-08	19.16	(0.14)		(7.62)	(7.76)	—		0.52	—
12-31-07	18.11	(0.12)		1.17	1.05	—		—	—
12-31-06	15.90	(0.10)		2.46	2.36	—		0.15	—
12-31-05	14.85	(0.19	)•	1.24	1.05	—		—	—
Class I
12-31-09	11.27	(0.07)		4.07	4.00	—		—	—
12-31-08	19.73	(0.05	)•	(7.89)	(7.94)	—		0.52	—
12-31-07	18.55	(0.02)		1.20	1.18	—		—	—
12-31-06	16.21	(0.02)		2.51	2.49	—		0.15	—
12-31-05	15.06	(0.14	)•	1.29	1.15	—		—	—

				Ratios to average net assets						Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-09	0.11	9.65	35.20	1.75	1.44	†	1.44	†	1.82 †	10,511	135
12-31-08	1.36	7.23	(26.69)	1.75	1.52		1.52		1.50	7,861	191
12-31-07	1.77	11.24	(3.17)	1.75	1.52		1.52		0.58	12,309	146
12-31-06	0.03	13.35	15.14	1.75	1.72		1.72		0.18	12,602	156
12-31-05	1.43	11.63	7.65	1.80	1.80		1.80		0.10	11,023	101
Class I
12-31-09	0.16	9.86	36.02	1.25	0.94	†	0.94	†	2.28 †	51,654	135
12-31-08	1.42	7.38	(26.37)	1.25	1.02		1.02		2.04	35,922	191
12-31-07	1.83	11.46	(2.70)	1.25	1.02		1.02		1.09	47,079	146
12-31-06	0.03	13.58	15.75	1.25	1.22		1.22		0.71	48,088	156
12-31-05	1.47	11.77	8.17	1.30	1.30		1.30		0.61	46,237	101
Class S
12-31-09	0.14	9.80	35.68	1.50	1.19	†	1.19	†	2.03 †	53,596	135
12-31-08	1.39	7.34	(26.56)	1.50	1.27		1.27		1.80	31,260	191
12-31-07	1.80	11.40	(2.90)	1.50	1.27		1.27		0.82	40,309	146
12-31-06	0.03	13.51	15.43	1.50	1.47		1.47		0.39	47,839	156
12-31-05	1.44	11.74	7.85	1.55	1.55		1.55		0.35	43,053	101
Class S2
02-27-09(4)-12-31-09	0.16	9.61	67.61	1.75	1.34	†	1.34	†	2.06 †	5	135
ING Baron Asset Portfolio
Class ADV
12-31-09	—	9.35	33.95	1.85	1.55		1.55		(0.74)	1,883	14
12-31-08	0.16	6.98	(41.20)	1.67	1.57		1.57		(0.89)	1,646	51
12-31-07	—	12.05	8.66	1.64	1.55		1.55		(0.44)	3,499	18
01-18-06(4)-12-31-06	—	11.09	10.46	2.08	1.55		1.55		(0.57)	3,211	23
Class I
12-31-09	—	9.53	34.79	1.35	1.05		1.05		(0.24)	2,354	14
12-31-08	0.16	7.07	(41.04)	1.17	1.07		1.07		(0.47)	1,748	51
12-31-07	—	12.17	9.25	1.14	1.05		1.05		0.07	25,781	18
01-03-06(4)-12-31-06	—	11.14	11.40	1.58	1.05		1.05		(0.05)	5,583	23
Class S
12-31-09	—	9.43	34.33	1.60	1.30		1.30		(0.49)	4,533	14
12-31-08	0.16	7.02	(41.06)	1.42	1.32		1.32		(0.64)	3,271	51
12-31-07	—	12.09	8.92	1.39	1.30		1.30		(0.14)	4,731	18
05-03-06(4)-12-31-06	—	11.10	3.45	1.83	1.30		1.30		0.31	313	23
Class S2
02-27-09(4)-12-31-09	—	9.37	58.81	1.85	1.45		1.45		(0.63)	5	14
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-09	—	14.67	34.83	1.58	1.57		1.57		(1.07)	36,133	13
12-31-08	0.52	10.88	(41.41)	1.58	1.58	†	1.58	†	(0.80)†	23,542	30
12-31-07	—	19.16	5.80	1.58	1.58		1.58		(0.61)	48,449	23
12-31-06	0.15	18.11	15.02	1.58	1.58		1.58		(0.63)	45,591	15
12-31-05	—	15.90	7.07	1.75	1.70		1.70		(1.23)	31,565	11
Class I
12-31-09	—	15.27	35.49	1.08	1.07		1.07		(0.57)	184,220	13
12-31-08	0.52	11.27	(41.12)	1.08	1.08	†	1.08	†	(0.29)†	131,199	30
12-31-07	—	19.73	6.36	1.08	1.08		1.08		(0.10)	181,259	23
12-31-06	0.15	18.55	15.54	1.08	1.08		1.08		(0.13)	130,780	15
12-31-05	—	16.21	7.64	1.25	1.20		1.20		(0.87)	81,664	11

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING Baron Small Cap Growth Portfolio (continued)
Class S
12-31-09	11.08	(0.09)		3.99	3.90	—		—	—
12-31-08	19.45	(0.08	)•	(7.77)	(7.85)	—		0.52	—
12-31-07	18.33	(0.06)		1.18	1.12	—		—	—
12-31-06	16.06	(0.06)		2.48	2.42	—		0.15	—
12-31-05	14.96	(0.14	)•	1.24	1.10	—		—	—
Class S2
02-27-09(4)-12-31-09	9.31	(0.10)		5.48	5.38	—		—	—
ING Columbia Small Cap Value Portfolio
Class ADV
12-31-09	6.78	0.05		1.59	1.64	0.06		—	—
12-31-08	10.41	0.09	•	(3.62)	(3.53)	0.02		0.08	—
12-31-07	10.15	0.05	•	0.23	0.28	0.02		—	—
12-29-06(4)-12-31-06	10.15	(0.00	)*	—	(0.00)*	—		—	—
Class I
12-31-09	6.85	0.07	•	1.65	1.72	0.11		—	—
12-31-08	10.48	0.14	•	(3.67)	(3.53)	0.02		0.08	—
12-31-07	10.17	0.10	•	0.23	0.33	0.02		—	—
04-28-06(4)-12-31-06	10.00	0.05		0.12	0.17	—		—	—
Class S
12-31-09	6.82	0.06		1.62	1.68	0.09		—	—
12-31-08	10.44	0.11	•	(3.64)	(3.53)	0.01		0.08	—
12-31-07	10.15	0.07	•	0.23	0.30	0.01		—	—
05-01-06(4)-12-31-06	9.95	0.04	•	0.16	0.20	—		—	—
Class S2
02-27-09(4)-12-31-09	5.20	0.04	•	3.20	3.24	0.11		—	—
ING Davis New York Venture Portfolio
Class ADV
12-31-09	12.02	0.04	•	3.71	3.75	—		—	—
12-31-08	20.07	0.09		(7.92)	(7.83)	0.04		0.18	—
12-31-07	19.39	0.19	•	0.57	0.76	—		0.08	—
12-31-06	18.46	0.07		2.29	2.36	—		1.43	—
12-31-05	17.82	(0.03	)•	0.67	0.64	0.00	*	—	—
Class I
12-31-09	12.32	0.10	•	3.82	3.92	0.12		—	—
12-31-08	20.60	0.15	•	(8.09)	(7.94)	0.16		0.18	—
12-31-07	19.87	0.31	•	0.57	0.88	0.07		0.08	—
12-31-06	18.79	0.18	•	2.34	2.52	0.01		1.43	—
12-31-05	18.09	0.06	•	0.66	0.72	0.02		—	—
Class S
12-31-09	12.18	0.06		3.78	3.84	0.09		—	—
12-31-08	20.39	0.11	•	(8.02)	(7.91)	0.12		0.18	—
12-31-07	19.70	0.25	•	0.57	0.82	0.05		0.08	—
12-31-06	18.69	0.13	•	2.31	2.44	—		1.43	—
12-31-05	17.99	0.01	•	0.69	0.70	—		—	—
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-09	9.24	0.12		2.21	2.33	0.11		0.16	—
12-31-08	15.50	0.14		(4.90)	(4.76)	0.18		1.32	—
12-31-07	16.03	0.09		0.25	0.34	0.07		0.80	—
12-31-06	13.89	0.07		2.18	2.25	0.00	*	0.11	—
12-31-05	13.84	0.02		1.11	1.13	0.03		1.05	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Baron Small Cap Growth Portfolio (continued)
Class S
12-31-09	—	14.98	35.20	1.33	1.30		1.30		(0.80)		466,746	13
12-31-08	0.52	11.08	(41.25)	1.33	1.31	†	1.31	†	(0.52	)†	291,833	30
12-31-07	—	19.45	6.11	1.33	1.32		1.32		(0.34)		415,539	23
12-31-06	0.15	18.33	15.24	1.33	1.33		1.33		(0.38)		299,287	15
12-31-05	—	16.06	7.35	1.50	1.45		1.45		(0.92)		207,527	11
Class S2
02-27-09(4)-12-31-09	—	14.69	57.79	1.58	1.47		1.47		(0.97)		5	13
ING Columbia Small Cap Value Portfolio
Class ADV
12-31-09	0.06	8.36	24.28	1.45	1.44	†	1.44	†	0.52	†	534	86
12-31-08	0.10	6.78	(34.22)	1.41	1.41	†	1.38	†	1.03	†	444	73
12-31-07	0.02	10.41	2.73	1.38	1.38		1.35		0.50		330	50
12-29-06(4)-12-31-06	—	10.15	—	1.49	1.49		1.46		(1.46)		1	48
Class I
12-31-09	0.11	8.46	25.20	0.95	0.94	†	0.94	†	1.09	†	46,600	86
12-31-08	0.10	6.85	(33.93)	0.91	0.91	†	0.88	†	1.63	†	225,673	73
12-31-07	0.02	10.48	3.21	0.88	0.88		0.85		0.94		46,922	50
04-28-06(4)-12-31-06	—	10.17	1.70	0.99	0.99		0.96		0.78		11,698	48
Class S
12-31-09	0.09	8.41	24.72	1.20	1.19	†	1.19	†	0.75	†	165,922	86
12-31-08	0.09	6.82	(34.08)	1.16	1.16	†	1.13	†	1.22	†	150,309	73
12-31-07	0.01	10.44	2.97	1.13	1.13		1.10		0.65		161,301	50
05-01-06(4)-12-31-06	—	10.15	2.01	1.24	1.24		1.21		0.53		76,010	48
Class S2
02-27-09(4)-12-31-09	0.11	8.33	62.42	1.45	1.34	†	1.34	†	0.60	†	5	86
ING Davis New York Venture Portfolio
Class ADV
12-31-09	—	15.77	31.20	1.40	1.39		1.39		0.31		4,844	23
12-31-08	0.22	12.02	(39.35)	1.40	1.40		1.40		0.41		5,662	20
12-31-07	0.08	20.07	3.91	1.40	1.40		1.40		0.94		10,214	10
12-31-06	1.43	19.39	13.58	1.40	1.40		1.40		0.44		13,203	6
12-31-05	0.00 *	18.46	3.62	1.57	1.57		1.57		(0.18)		11,305	110
Class I
12-31-09	0.12	16.12	31.96	0.90	0.89		0.89		0.76		165,713	23
12-31-08	0.34	12.32	(39.06)	0.90	0.90		0.90		0.92		133,936	20
12-31-07	0.15	20.60	4.43	0.90	0.90		0.90		1.49		101,763	10
12-31-06	1.44	19.87	14.19	0.90	0.90		0.90		0.94		59,749	6
12-31-05	0.02	18.79	4.10	1.07	1.07		1.07		0.33		3,108	110
Class S
12-31-09	0.09	15.93	31.62	1.15	1.14		1.14		0.49		303,513	23
12-31-08	0.30	12.18	(39.22)	1.15	1.15		1.15		0.67		213,686	20
12-31-07	0.13	20.39	4.16	1.15	1.15		1.15		1.23		231,511	10
12-31-06	1.43	19.70	13.85	1.15	1.15		1.15		0.69		134,821	6
12-31-05	—	18.69	3.89	1.32	1.32		1.32		0.06		41,822	110
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-09	0.27	11.30	25.34	1.50	1.50	†	1.50	†	1.33	†	16,622	40
12-31-08	1.50	9.24	(33.17)	1.50	1.50	†	1.50	†	0.94	†	13,624	58
12-31-07	0.87	15.50	2.06	1.50	1.50		1.50		0.64		24,824	52
12-31-06	0.11	16.03	16.26	1.53	1.53		1.53		0.61		22,123	44
12-31-05	1.08	13.89	8.11	1.60	1.60		1.60		0.20		12,408	52

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class I
12-31-09	9.33	0.17		2.23	2.40	0.15		0.16	—
12-31-08	15.77	0.22		(5.00)	(4.78)	0.34		1.32	—
12-31-07	16.26	0.19	•	0.24	0.43	0.12		0.80	—
12-31-06	14.02	0.14		2.21	2.35	0.00	*	0.11	—
12-31-05	13.93	0.08		1.14	1.22	0.08		1.05	—
Class S
12-31-09	9.29	0.15		2.22	2.37	0.13		0.16	—
12-31-08	15.67	0.16	•	(4.94)	(4.78)	0.28		1.32	—
12-31-07	16.17	0.15		0.24	0.39	0.09		0.80	—
12-31-06	13.98	0.12		2.18	2.30	0.00	*	0.11	—
12-31-05	13.89	0.05		1.13	1.18	0.04		1.05	—
Class S2
02-27-09(4)-12-31-09	7.54	0.12		3.92	4.04	0.12		0.16	—
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV
12-31-09	28.37	(0.19)		9.16	8.97	—		—	—
12-31-08	46.88	(0.25)		(18.26)	(18.51)	—		—	—
12-31-07	47.89	(0.29)		(0.72)	(1.01)	—		—	—
12-31-06	43.64	(0.27	)•	4.52	4.25	—		—	—
12-31-05	39.35	(0.33	)•	4.62	4.29	—		—	—
Class I
12-31-09	29.37	(0.03	)•	9.52	9.49	—		—	—
12-31-08	48.31	(0.01)		(18.93)	(18.94)	—		—	—
12-31-07	49.10	(0.05)		(0.74)	(0.79)	—		—	—
12-31-06	44.52	(0.02	)•	4.60	4.58	—		—	—
12-31-05	39.95	(0.15)		4.72	4.57	—		—	—
Class S
12-31-09	28.86	(0.12	)•	9.35	9.23	—		—	—
12-31-08	47.58	(0.11)		(18.61)	(18.72)	—		—	—
12-31-07	48.49	(0.18)		(0.73)	(0.91)	—		—	—
12-31-06	44.08	(0.18	)•	4.59	4.41	—		—	—
12-31-05	39.65	(0.23)		4.66	4.43	—		—	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-09	8.80	0.11	•	3.28	3.39	0.17		0.19	—
12-31-08	16.38	0.30		(6.53)	(6.23)	0.23		1.12	—
12-31-07	16.22	0.17	•	0.81	0.98	0.11		0.71	—
12-31-06	13.85	0.07	•	2.33	2.40	0.01		0.02	—
12-31-05	12.50	0.07	•	1.56	1.63	0.04		0.24	—
Class I
12-31-09	9.07	0.17	•	3.38	3.55	0.26		0.19	—
12-31-08	16.87	0.32		(6.67)	(6.35)	0.33		1.12	—
12-31-07	16.68	0.27	•	0.82	1.09	0.19		0.71	—
12-31-06	14.17	0.15	•	2.39	2.54	0.01		0.02	—
12-31-05	12.80	0.14	•	1.60	1.74	0.12		0.25	—
Class S
12-31-09	8.82	0.14	•	3.30	3.44	0.23		0.19	—
12-31-08	16.46	0.23	•	(6.46)	(6.23)	0.29		1.12	—
12-31-07	16.31	0.23	•	0.80	1.03	0.17		0.71	—
12-31-06	13.90	0.10	•	2.34	2.44	0.01		0.02	—
12-31-05	12.58	0.09	•	1.58	1.67	0.10		0.25	—
Class S2
02-27-09(4)-12-31-09	7.35	0.12	•	4.71	4.83	0.26		0.19	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING JPMorgan Mid Cap Value Portfolio (continued)
Class I
12-31-09	0.31	11.42	25.90	1.00	1.00	†	1.00	†	1.83	†	100,239	40
12-31-08	1.66	9.33	(32.86)	1.00	1.00	†	1.00	†	1.46	†	80,515	58
12-31-07	0.92	15.77	2.61	1.00	1.00		1.00		1.15		145,638	52
12-31-06	0.11	16.26	16.84	1.03	1.03		1.03		1.08		125,602	44
12-31-05	1.13	14.02	8.71	1.10	1.10		1.10		0.67		80,426	52
Class S
12-31-09	0.29	11.37	25.65	1.25	1.25	†	1.25	†	1.58	†	113,016	40
12-31-08	1.60	9.29	(33.04)	1.25	1.25	†	1.25	†	1.29	†	78,604	58
12-31-07	0.89	15.67	2.34	1.25	1.25		1.25		0.89		89,851	52
12-31-06	0.11	16.17	16.52	1.28	1.28		1.28		0.81		91,338	44
12-31-05	1.09	13.98	8.49	1.35	1.35		1.35		0.39		78,459	52
Class S2
02-27-09(4)-12-31-09	0.28	11.30	53.76	1.50	1.40	†	1.40	†	1.51	†	4	40
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV
12-31-09	—	37.34	31.62	1.33	1.33	†	1.33	†	(0.62	)†	5,570	1
12-31-08	—	28.37	(39.48)	1.31	1.31	†	1.31	†	(0.54	)†	3,631	4
12-31-07	—	46.88	(2.11)	1.30	1.30		1.30		(0.60)		8,325	5
12-31-06	—	47.89	9.74	1.30	1.30		1.30		(0.59)		8,459	6
12-31-05	—	43.64	10.90 (a)	1.31	1.31		1.31		(0.82)		7,843	10
Class I
12-31-09	—	38.86	32.31	0.83	0.83	†	0.83	†	(0.11	)†	250,454	1
12-31-08	—	29.37	(39.21)	0.81	0.81	†	0.81	†	(0.03	)†	455,682	4
12-31-07	—	48.31	(1.61)	0.80	0.80		0.80		(0.11)		1,103,033	5
12-31-06	—	49.10	10.29	0.80	0.80		0.80		(0.05)		1,155,244	6
12-31-05	—	44.52	11.44 (a)	0.81	0.81		0.81		(0.33)		531,343	10
Class S
12-31-09	—	38.09	31.98	1.08	1.08	†	1.08	†	(0.37	)†	97,055	1
12-31-08	—	28.86	(39.34)	1.06	1.06	†	1.06	†	(0.26	)†	86,511	4
12-31-07	—	47.58	(1.88)	1.05	1.05		1.05		(0.36)		169,485	5
12-31-06	—	48.49	10.00	1.05	1.05		1.05		(0.40)		186,363	6
12-31-05	—	44.08	11.17 (a)	1.06	1.06		1.06		(0.58)		437,476	10
ING Oppenheimer Global Portfolio
Class ADV
12-31-09	0.36	11.83	39.04	1.16	1.16	†	1.16	†	1.09	†	54,626	12
12-31-08	1.35	8.80	(40.65)	1.16	1.16	†	1.16	†	1.60	†	40,813	12
12-31-07	0.82	16.38	6.04	1.16	1.15		1.15		1.08		99,669	14
12-31-06	0.03	16.22	17.36	1.16	1.15		1.15		0.51		95,286	23
12-31-05	0.28	13.85	13.07	1.16	1.15		1.15		0.60		106,510	53
Class I
12-31-09	0.45	12.17	39.73	0.66	0.66	†	0.66	†	1.63	†	1,414,460	12
12-31-08	1.45	9.07	(40.38)	0.66	0.66	†	0.66	†	2.07	†	1,124,127	12
12-31-07	0.90	16.87	6.57	0.66	0.66		0.66		1.57		2,289,589	14
12-31-06	0.03	16.68	17.98	0.66	0.66		0.66		0.96		2,518,662	23
12-31-05	0.37	14.17	13.57	0.66	0.66		0.66		1.05		2,262,201	53
Class S
12-31-09	0.42	11.84	39.51	0.91	0.91	†	0.91	†	1.45	†	182,326	12
12-31-08	1.41	8.82	(40.55)	0.91	0.91	†	0.91	†	1.80	†	157,261	12
12-31-07	0.88	16.46	6.35	0.91	0.91		0.91		1.37		232,651	14
12-31-06	0.03	16.31	17.60	0.91	0.91		0.91		0.66		145,060	23
12-31-05	0.35	13.90	13.27	0.91	0.91		0.91		0.71		40,831	53
Class S2
02-27-09(4)-12-31-09	0.45	11.73	66.43	1.16	1.06	†	1.06	†	1.34	†	5	12

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Oppenheimer Strategic Income Portfolio
Class ADV
12-31-09	8.84	0.40		1.51	1.91	0.30	—	—
12-31-08	11.12	0.55	•	(2.28)	(1.73)	0.51	0.04	—
12-31-07	10.76	0.59	•	0.28	0.87	0.51	—	—
12-31-06	9.98	0.62	•	0.18	0.80	0.02	—	—
12-31-05	10.11	0.30	•	(0.24)	0.06	0.19	—	—
Class I
12-31-09	8.92	0.48	•	1.49	1.97	0.41	—	—
12-31-08	11.20	0.54	•	(2.22)	(1.68)	0.56	0.04	—
12-31-07	10.80	0.64	•	0.28	0.92	0.52	—	—
12-31-06	10.00	0.66	•	0.18	0.84	0.04	—	—
12-31-05	10.12	0.35	•	(0.24)	0.11	0.23	—	—
Class S
12-31-09	8.92	0.49	•	1.45	1.94	0.36	—	—
12-31-08	11.21	0.48	•	(2.19)	(1.71)	0.54	0.04	—
12-31-07	10.81	0.62	•	0.27	0.89	0.49	—	—
12-31-06	9.99	0.64	•	0.19	0.83	0.01	—	—
12-31-05	10.11	0.32	•	(0.24)	0.08	0.20	—	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-09	10.91	0.35	•	0.96	1.31	0.35	0.41	—
12-31-08	11.66	0.46	•	(0.52)	(0.06)	0.52	0.17	—
12-31-07	11.03	0.44	•	0.55	0.99	0.36	—	—
12-31-06	10.81	0.36	•	0.03	0.39	0.17	—	—
12-31-05	10.91	0.28	•	(0.08)	0.20	0.16	0.14	—
Class I
12-31-09	11.08	0.42	•	0.97	1.39	0.39	0.41	—
12-31-08	11.81	0.53	•	(0.54)	(0.01)	0.55	0.17	—
12-31-07	11.16	0.51	•	0.55	1.06	0.41	—	—
12-31-06	10.92	0.42	•	0.03	0.45	0.21	—	—
12-31-05	11.00	0.34	•	(0.08)	0.26	0.20	0.14	—
Class S
12-31-09	11.01	0.39	•	0.96	1.35	0.37	0.41	—
12-31-08	11.75	0.49	•	(0.52)	(0.03)	0.54	0.17	—
12-31-07	11.11	0.48	•	0.55	1.03	0.39	—	—
12-31-06	10.87	0.39	•	0.04	0.43	0.19	—	—
12-31-05	10.96	0.30	•	(0.07)	0.23	0.18	0.14	—
Class S2
02-27-09(4)-12-31-09	10.55	0.35	•	1.34	1.69	0.39	0.41	—
ING Pioneer High Yield Portfolio
Class ADV
12-31-09	6.51	0.58	•	3.52	4.10	0.60	—	—
12-31-08	10.23	0.66		(3.50)	(2.84)	0.65	0.23	—
12-31-07	10.22	0.54	•	0.01	0.55	0.54	—	—
01-20-06(4)-12-31-06	9.99	0.47	•	0.30	0.77	0.51	0.03	—
Class I
12-31-09	6.52	0.67	•	3.49	4.16	0.63	—	—
12-31-08	10.25	0.74	•	(3.54)	(2.80)	0.70	0.23	—
12-31-07	10.22	0.59	•	0.03	0.62	0.59	—	—
01-03-06(4)-12-31-06	10.00	0.57	•	0.23	0.80	0.55	0.03	—
Class S
12-31-09	6.52	0.61	•	3.52	4.13	0.61	—	—
12-31-08	10.25	0.67	•	(3.49)	(2.82)	0.68	0.23	—
12-31-07	10.22	0.57	•	0.03	0.60	0.57	—	—
01-20-06(4)-12-31-06	9.99	0.54	•	0.24	0.78	0.52	0.03	—

					Ratios to average net assets								Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)		(%)		(%)		(%)		(%)		($000's)	(%)
ING Oppenheimer Strategic Income Portfolio
Class ADV
12-31-09	0.30	10.45	21.66		1.04		1.01		1.01		4.79		20,170	136
12-31-08	0.55	8.84	(16.38)		1.04		1.00	†	1.00	†	5.19	†	16,393	108
12-31-07	0.51	11.12	8.28		1.04		1.00		1.00		5.41		20,460	104
12-31-06	0.02	10.76	7.99		1.04		1.00		1.00		6.09		9,266	140
12-31-05	0.19	9.98	0.61		1.04		1.00		1.00		2.94		5,082	216
Class I
12-31-09	0.41	10.48	22.14		0.54		0.53		0.53		4.99		334,527	136
12-31-08	0.60	8.92	(15.89)		0.54		0.54	†	0.54	†	5.12	†	451,197	108
12-31-07	0.52	11.20	8.76		0.54		0.54		0.54		5.80		415,035	104
12-31-06	0.04	10.80	8.42		0.54		0.54		0.54		6.39		359,888	140
12-31-05	0.23	10.00	1.09		0.54		0.54		0.54		3.50		302,941	216
Class S
12-31-09	0.36	10.50	21.85		0.79		0.76		0.76		5.04		97,596	136
12-31-08	0.58	8.92	(16.10)		0.79		0.75	†	0.75	†	4.53	†	88,592	108
12-31-07	0.49	11.21	8.50		0.79		0.75		0.75		5.61		83,977	104
12-31-06	0.01	10.81	8.33		0.79		0.75		0.75		6.20		56,054	140
12-31-05	0.20	9.99	0.84		0.79		0.75		0.75		3.14		60,478	216
ING PIMCO Total Return Portfolio
Class ADV
12-31-09	0.76	11.46	12.32		1.13		1.12		1.12		3.10		93,043	737
12-31-08	0.69	10.91	(0.54)		1.16		1.15		1.15		4.04		44,599	872
12-31-07	0.36	11.66	9.25		1.21	(b)	1.21	(b)	1.21	(b)	3.98	(b)	33,445	863
12-31-06	0.17	11.03	3.71		1.27	(b)	1.27	(b)	1.27	(b)	3.36	(b)	25,603	826
12-31-05	0.30	10.81	1.80		1.35		1.35		1.35		2.54		23,018	926
Class I
12-31-09	0.80	11.67	12.89		0.63		0.62		0.62		3.67		430,220	737
12-31-08	0.72	11.08	(0.04)		0.66		0.65		0.65		4.55		265,311	872
12-31-07	0.41	11.81	9.79		0.71	(b)	0.71	(b)	0.71	(b)	4.49	(b)	320,725	863
12-31-06	0.21	11.16	4.21		0.77	(b)	0.77	(b)	0.77	(b)	3.86	(b)	213,734	826
12-31-05	0.34	10.92	2.36		0.85		0.85		0.85		3.07		176,607	926
Class S
12-31-09	0.78	11.58	12.62		0.88		0.87		0.87		3.42		352,984	737
12-31-08	0.71	11.01	(0.28)		0.91		0.90		0.90		4.30		192,259	872
12-31-07	0.39	11.75	9.51		0.96	(b)	0.96	(b)	0.96	(b)	4.23	(b)	122,274	863
12-31-06	0.19	11.11	4.00		1.02	(b)	1.02	(b)	1.02	(b)	3.61	(b)	93,487	826
12-31-05	0.32	10.87	2.08		1.10		1.10		1.10		2.73		83,782	926
Class S2
02-27-09(4)-12-31-09	0.80	11.44	16.38		1.13		1.02		1.02		3.67		3	737
ING Pioneer High Yield Portfolio
Class ADV
12-31-09	0.60	10.01	65.71		1.28		1.22	†	1.21	†	6.91	†	30	53
12-31-08	0.88	6.51	(29.60	)(c)	1.24		1.23	†	1.23	†	7.25	†	773	38
12-31-07	0.54	10.23	5.43		1.28		1.27		1.27		5.22		1,018	68
01-20-06(4)-12-31-06	0.54	10.22	7.98		1.30		1.23		1.23		4.97		510	20
Class I
12-31-09	0.63	10.05	66.75		0.78		0.72	†	0.71	†	8.88	†	92,714	53
12-31-08	0.93	6.52	(29.27	)(c)	0.74		0.73	†	0.72	†	8.82	†	279,168	38
12-31-07	0.59	10.25	6.15		0.78		0.77		0.77		5.67		105,105	68
01-03-06(4)-12-31-06	0.58	10.22	8.24		0.80		0.73		0.73		5.70		119,959	20
Class S
12-31-09	0.61	10.04	66.30		1.03		0.97	†	0.96	†	7.50	†	2,995	53
12-31-08	0.91	6.52	(29.45	)(c)	0.99		0.98	†	0.98	†	7.32	†	2,170	38
12-31-07	0.57	10.25	5.89		1.03		1.02		1.02		5.43		5,899	68
01-20-06(4)-12-31-06	0.55	10.22	8.01		1.05		0.98		0.98		5.43		8,280	20

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-09	4.44	(0.00	)*	2.02	2.02	0.00	*	—	—
12-31-08	9.22	(0.02)		(3.48)	(3.50)	—		1.28	—
12-31-07	8.99	(0.03)		1.14	1.11	—		0.88	—
12-31-06	8.47	(0.03)		0.74	0.71	—		0.19	—
12-31-05	7.94	(0.05)		0.72	0.67	—		0.14	—
Class I
12-31-09	4.60	0.03		2.10	2.13	0.02		—	—
12-31-08	9.52	0.02		(3.63)	(3.61)	0.03		1.28	—
12-31-07	9.22	0.02		1.18	1.20	0.02		0.88	—
12-31-06	8.65	0.02		0.74	0.76	—		0.19	—
12-31-05	8.06	(0.00	)*	0.73	0.73	—		0.14	—
Class S
12-31-09	4.53	0.01		2.07	2.08	0.01		—	—
12-31-08	9.37	(0.00	)*	(3.56)	(3.56)	0.00	*	1.28	—
12-31-07	9.10	(0.01)		1.16	1.15	—		0.88	—
12-31-06	8.55	(0.01)		0.75	0.74	—		0.19	—
12-31-05	7.99	(0.03)		0.73	0.70	—		0.14	—
Class S2
02-27-09(4)-12-31-09	3.94	0.01		2.51	2.52	0.01		—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-09	32.31	(0.10)		13.76	13.66	—		—	—
12-31-08	60.78	(0.04	)•	(24.38)	(24.42)	0.08		3.92	0.05
12-31-07	58.37	0.03	•	5.34	5.37	0.03		2.93	—
12-31-06	51.87	0.05		6.54	6.59	—		0.09	—
12-31-05	49.14	(0.06	)•	2.84	2.78	—		0.05	—
Class I
12-31-09	32.68	0.09	•	13.95	14.04	0.07		—	—
12-31-08	61.89	0.26		(24.86)	(24.60)	0.64		3.92	0.05
12-31-07	59.36	0.32		5.45	5.77	0.31		2.93	—
12-31-06	52.62	0.33	•	6.64	6.97	0.14		0.09	—
12-31-05	49.81	0.19	•	2.87	3.06	0.25		—	—
Class S
12-31-09	32.45	(0.01)		13.83	13.82	0.00	*	—	—
12-31-08	61.35	0.07	•	(24.56)	(24.49)	0.44		3.92	0.05
12-31-07	58.85	0.15	•	5.41	5.56	0.13		2.93	—
12-31-06	52.16	0.28	•	6.50	6.78	—		0.09	—
12-31-05	49.48	0.06	•	2.85	2.91	—		0.23	—
Class S2
02-27-09(4)-12-31-09	29.76	(0.05)		16.28	16.23	—		—	—
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-09	7.84	0.14		2.38	2.52	—		—	—
12-31-08	13.65	0.23	•	(5.81)	(5.58)	0.23		—	—
12-31-07	12.03	0.18	•	1.68	1.86	0.13		0.11	—
12-20-06(4)-12-31-06	12.09	0.00	*	0.08	0.08	0.13		0.01	—
Class I
12-31-09	7.83	0.20	•	2.37	2.57	—		—	—
12-31-08	13.66	0.29	•	(5.85)	(5.56)	0.27		—	—
12-31-07	12.03	0.24	•	1.63	1.87	0.13		0.11	—
01-03-06(4)-12-31-06	10.00	0.27		1.90	2.17	0.13		0.01	—

				Ratios to average net assets				Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-09	—	6.46	45.55	1.16	1.16	1.16	(0.01)	24,468	27
12-31-08	1.28	4.44	(43.35)	1.16	1.16	1.16	(0.25)	15,401	28
12-31-07	0.88	9.22	12.71	1.16	1.15	1.15	(0.31)	40,695	31
12-31-06	0.19	8.99	8.70	1.16	1.15	1.15	(0.23)	48,165	37
12-31-05	0.14	8.47	8.64	1.16	1.15	1.15	(0.54)	69,686	94
Class I
12-31-09	0.02	6.71	46.41	0.66	0.66	0.66	0.48	659,322	27
12-31-08	1.31	4.60	(43.15)	0.66	0.66	0.66	0.26	487,968	28
12-31-07	0.90	9.52	13.39	0.66	0.66	0.66	0.18	995,471	31
12-31-06	0.19	9.22	9.10	0.66	0.66	0.66	0.19	1,067,515	37
12-31-05	0.14	8.65	9.26	0.66	0.66	0.66	(0.04)	1,131,231	94
Class S
12-31-09	0.01	6.60	46.00	0.91	0.91	0.91	0.25	20,494	27
12-31-08	1.28	4.53	(43.27)	0.91	0.91	0.91	0.03	9,009	28
12-31-07	0.88	9.37	13.01	0.91	0.91	0.91	(0.07)	13,319	31
12-31-06	0.19	9.10	8.97	0.91	0.91	0.91	(0.07)	10,100	37
12-31-05	0.14	8.55	8.96	0.91	0.91	0.91	(0.30)	21,871	94
Class S2
02-27-09(4)-12-31-09	0.01	6.45	63.88	1.16	1.06	1.06	0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-09	—	45.97	42.28	1.25	1.25	1.25	(0.27)	73,747	64
12-31-08	4.05	32.31	(42.51)	1.25	1.24	1.24	(0.09)	49,551	54
12-31-07	2.96	60.78	9.36	1.25	1.24	1.24	0.05	103,588	58
12-31-06	0.09	58.37	12.73	1.25	1.25	1.25	0.11	105,821	43
12-31-05	0.05	51.87	5.66	1.25	1.25	1.25	(0.12)	86,781	41
Class I
12-31-09	0.07	46.65	42.96	0.75	0.75	0.75	0.24	758,453	64
12-31-08	4.61	32.68	(42.21)	0.75	0.74	0.74	0.42	745,790	54
12-31-07	3.24	61.89	9.91	0.75	0.74	0.74	0.55	1,442,336	58
12-31-06	0.23	59.36	13.30	0.75	0.75	0.75	0.60	1,271,481	43
12-31-05	0.25	52.62	6.17	0.75	0.75	0.75	0.38	898,102	41
Class S
12-31-09	—	46.27	42.60	1.00	1.00	1.00	(0.03)	152,008	64
12-31-08	4.41	32.45	(42.35)	1.00	0.99	0.99	0.15	69,896	54
12-31-07	3.06	61.35	9.62	1.00	0.99	0.99	0.25	101,503	58
12-31-06	0.09	58.85	13.03	1.00	1.00	1.00	0.51	37,306	43
12-31-05	0.23	52.16	5.92	1.00	1.00	1.00	0.12	163,188	41
Class S2
02-27-09(4)-12-31-09	—	45.99	54.54	1.25	1.15	1.15	(0.16)	5	64
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-09	—	10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
12-31-08	0.23	7.84	(40.88)	1.46	1.47	1.47	2.22	9,418	11
12-31-07	0.24	13.65	15.42	1.49	1.48	1.48	1.40	1	20
12-20-06(4)-12-31-06	0.14	12.03	0.66	1.74	1.48	1.48	0.00 *	1	5
Class I
12-31-09	—	10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
12-31-08	0.27	7.83	(40.72)	0.96	0.97	0.97	2.77	405,874	11
12-31-07	0.24	13.66	15.50	0.99	0.98	0.98	1.85	46,781	20
01-03-06(4)-12-31-06	0.14	12.03	21.70	1.24	0.98	0.98	2.53	10,991	5

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Templeton Foreign Equity Portfolio (continued)
Class S
12-31-09	7.81	0.14		2.41	2.55	—	—	—
12-31-08	13.63	0.28	•	(5.87)	(5.59)	0.23	—	—
12-31-07	12.01	0.20	•	1.63	1.83	0.10	0.11	—
01-12-06(4)-12-31-06	10.02	0.17	•	1.95	2.12	0.12	0.01	—
Class S2
02-27-09(4)-12-31-09	6.31	0.14		3.92	4.06	—	—	—
ING Thornburg Value Portfolio
Class ADV
12-31-09	19.96	0.34	•	8.42	8.76	0.17	—	—
12-31-08	33.36	0.18		(13.52)	(13.34)	0.06	—	—
12-31-07	31.38	0.18	•	1.93	2.11	0.13	—	—
12-31-06	27.03	0.05	•	4.34	4.39	0.04	—	—
12-31-05	26.86	(0.02	)•	0.29	0.27	0.10	—	—
Class I
12-31-09	20.38	0.42	•	8.67	9.09	0.29	—	—
12-31-08	34.00	0.32	•	(13.79)	(13.47)	0.15	—	—
12-31-07	31.85	0.28		2.02	2.30	0.15	—	—
12-31-06	27.40	0.15	•	4.44	4.59	0.14	—	—
12-31-05	27.20	0.11	•	0.31	0.42	0.22	—	—
Class S
12-31-09	20.26	0.40	•	8.56	8.96	0.21	—	—
12-31-08	33.75	0.30		(13.76)	(13.46)	0.03	—	—
12-31-07	31.68	0.19	•	2.03	2.22	0.15	—	—
12-31-06	27.24	0.36	•	4.14	4.50	0.06	—	—
12-31-05	27.04	0.05	•	0.28	0.33	0.13	—	—
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-09	6.12	0.04		1.86	1.90	0.07	—	—
12-31-08	10.40	0.08		(4.23)	(4.15)	0.13	—	—
12-31-07	10.40	0.06	•	0.01	0.07	0.07	—	—
12-31-06	9.19	0.06	•	1.22	1.28	0.07	—	—
12-31-05	8.52	0.03	•	0.70	0.73	0.06	—	—
Class I
12-31-09	6.20	0.12		1.85	1.97	0.11	—	—
12-31-08	10.61	0.13	•	(4.32)	(4.19)	0.22	—	—
12-31-07	10.56	0.11		0.02	0.13	0.08	—	—
12-31-06	9.30	0.09		1.25	1.34	0.08	—	—
12-31-05	8.58	0.08	•	0.72	0.80	0.08	—	—
Class S
12-31-09	6.15	0.06		1.88	1.94	0.09	—	—
12-31-08	10.48	0.10	•	(4.27)	(4.17)	0.16	—	—
12-31-07	10.45	0.08	•	0.02	0.10	0.07	—	—
12-31-06	9.21	0.08	•	1.23	1.31	0.07	—	—
12-31-05	8.52	0.06	•	0.70	0.76	0.07	—	—
ING Van Kampen Comstock Portfolio
Class ADV
12-31-09	7.09	0.09		1.91	2.00	0.17	—	—
12-31-08	12.34	0.17	•	(4.47)	(4.30)	0.30	0.65	—
12-31-07	13.17	0.17	•	(0.48)	(0.31)	0.16	0.36	—
12-31-06	12.08	0.18	•	1.62	1.80	0.09	0.62	—
12-31-05	12.22	0.13	•	0.24	0.37	0.04	0.47	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Templeton Foreign Equity Portfolio (continued)
Class S
12-31-09	—	10.36	32.65	1.22	1.22		1.22		1.81		254,180	27
12-31-08	0.23	7.81	(40.97)	1.21	1.22		1.22		2.56		167,638	11
12-31-07	0.21	13.63	15.23	1.24	1.23		1.23		1.49		131,882	20
01-12-06(4)-12-31-06	0.13	12.01	21.14	1.49	1.23		1.23		1.57		36,200	5
Class S2
02-27-09(4)-12-31-09	—	10.37	64.34	1.47	1.37		1.37		1.93		5	27
ING Thornburg Value Portfolio
Class ADV
12-31-09	0.17	28.55	43.99	1.40	1.40	†	1.39	†	1.40	†	7,417	100
12-31-08	0.06	19.96	(40.04)	1.40	1.40	†	1.40	†	0.53	†	2,281	77
12-31-07	0.13	33.36	6.73	1.40	1.40		1.40		0.54		4,196	88
12-31-06	0.04	31.38	16.26	1.40	1.40		1.40		0.18		673	171
12-31-05	0.10	27.03	1.03	1.40	1.40		1.40		(0.08)		214	95
Class I
12-31-09	0.29	29.18	44.77	0.90	0.90	†	0.89	†	1.79	†	222,957	100
12-31-08	0.15	20.38	(39.75)	0.90	0.90	†	0.90	†	1.16	†	256,369	77
12-31-07	0.15	34.00	7.24	0.90	0.90		0.90		0.92		216,408	88
12-31-06	0.14	31.85	16.84	0.90	0.90		0.90		0.51		186,115	171
12-31-05	0.22	27.40	1.56	0.90	0.90		0.90		0.43		191,985	95
Class S
12-31-09	0.21	29.01	44.36	1.15	1.15	†	1.14	†	1.68	†	14,251	100
12-31-08	0.03	20.26	(39.90)	1.15	1.15	†	1.15	†	0.78	†	6,604	77
12-31-07	0.15	33.75	7.00	1.15	1.15		1.15		0.56		13,719	88
12-31-06	0.06	31.68	16.57	1.15	1.15		1.15		1.19		6,795	171
12-31-05	0.13	27.24	1.25	1.15	1.15		1.15		0.18		277	95
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-09	0.07	7.95	31.14	1.35	1.35	†	1.31	†	0.51	†	7,438	73
12-31-08	0.13	6.12	(40.07)	1.35	1.35	†	1.33	†	0.92	†	6,041	65
12-31-07	0.07	10.40	0.65	1.35	1.35		1.34		0.52		10,494	48
12-31-06	0.07	10.40	14.05	1.35	1.35		1.34		0.58		4,033	39
12-31-05	0.06	9.19	8.67	1.35	1.35		1.35		0.37		426	51
Class I
12-31-09	0.11	8.06	31.76	0.85	0.85	†	0.81	†	1.08	†	155,093	73
12-31-08	0.22	6.20	(39.76)	0.85	0.85	†	0.83	†	1.43	†	235,657	65
12-31-07	0.08	10.61	1.18	0.85	0.85		0.84		1.02		365,084	48
12-31-06	0.08	10.56	14.51	0.85	0.85		0.84		0.99		355,204	39
12-31-05	0.08	9.30	9.38	0.85	0.85		0.85		0.92		270,692	51
Class S
12-31-09	0.09	8.00	31.56	1.10	1.10	†	1.06	†	0.75	†	19,846	73
12-31-08	0.16	6.15	(40.00)	1.10	1.10	†	1.08	†	1.13	†	19,357	65
12-31-07	0.07	10.48	0.93	1.10	1.10		1.09		0.75		45,303	48
12-31-06	0.07	10.45	14.32	1.10	1.10		1.09		0.79		28,207	39
12-31-05	0.07	9.21	8.99	1.10	1.10		1.10		0.64		9,667	51
ING Van Kampen Comstock Portfolio
Class ADV
12-31-09	0.17	8.92	28.22	1.35	1.31		1.31		1.16		16,306	27
12-31-08	0.95	7.09	(36.64)	1.35	1.31		1.31		1.66		13,778	47
12-31-07	0.52	12.34	(2.51)	1.35	1.34		1.34		1.27		40,111	26
12-31-06	0.71	13.17	15.57	1.38	1.34		1.34		1.42		37,431	27
12-31-05	0.51	12.08	3.20	1.45	1.37		1.37		1.06		25,455	27

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Van Kampen Comstock Portfolio (continued)
Class I
12-31-09	7.12	0.13	•	1.93	2.06	0.21	—	—
12-31-08	12.55	0.23		(4.55)	(4.32)	0.46	0.65	—
12-31-07	13.37	0.24		(0.49)	(0.25)	0.21	0.36	—
12-31-06	12.22	0.24	•	1.66	1.90	0.13	0.62	—
12-31-05	12.33	0.19	•	0.24	0.43	0.08	0.46	—
Class S
12-31-09	7.12	0.11		1.92	2.03	0.19	—	—
12-31-08	12.49	0.21		(4.53)	(4.32)	0.40	0.65	—
12-31-07	13.30	0.21		(0.49)	(0.28)	0.17	0.36	—
12-31-06	12.16	0.21	•	1.64	1.85	0.09	0.62	—
12-31-05	12.29	0.16	•	0.24	0.40	0.07	0.46	—
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-09	25.44	0.44	•	5.17	5.61	0.41	—	—
12-31-08	37.09	0.71	•	(9.08)	(8.37)	1.37	1.91	—
12-31-07	37.82	0.74	•	0.41	1.15	0.78	1.10	—
12-31-06	35.55	0.72	•	3.43	4.15	0.59	1.29	—
12-31-05	33.11	0.53	•	1.95	2.48	0.01	0.03	—
Class I
12-31-09	25.75	0.59	•	5.25	5.84	0.56	—	—
12-31-08	37.76	1.03		(9.38)	(8.35)	1.75	1.91	—
12-31-07	38.47	0.95	•	0.41	1.36	0.97	1.10	—
12-31-06	36.09	0.92	•	3.48	4.40	0.73	1.29	—
12-31-05	33.47	0.73	•	1.95	2.68	0.03	0.03	—
Class S
12-31-09	25.58	0.51	•	5.21	5.72	0.49	—	—
12-31-08	37.50	0.79	•	(9.16)	(8.37)	1.64	1.91	—
12-31-07	38.24	0.83	•	0.42	1.25	0.89	1.10	—
12-31-06	35.93	0.82	•	3.47	4.29	0.69	1.29	—
12-31-05	33.37	0.63	•	1.96	2.59	—	0.03	—
Class S2
02-27-09(4)-12-31-09	22.18	0.33		8.58	8.91	0.47	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Van Kampen Comstock Portfolio (continued)
Class I
12-31-09	0.21	8.97	28.92	0.85	0.81		0.81		1.78		50,240	27
12-31-08	1.11	7.12	(36.36)	0.85	0.81		0.81		2.20		357,863	47
12-31-07	0.57	12.55	(2.04)	0.85	0.84		0.84		1.78		608,951	26
12-31-06	0.75	13.37	16.19	0.88	0.84		0.84		1.91		634,470	27
12-31-05	0.54	12.22	3.74	0.95	0.87		0.87		1.57		133,987	27
Class S
12-31-09	0.19	8.96	28.53	1.10	1.06		1.06		1.42		237,588	27
12-31-08	1.05	7.12	(36.48)	1.10	1.06		1.06		1.95		197,126	47
12-31-07	0.53	12.49	(2.28)	1.10	1.09		1.09		1.52		342,155	26
12-31-06	0.71	13.30	15.86	1.13	1.09		1.09		1.67		358,431	27
12-31-05	0.53	12.16	3.47	1.20	1.12		1.12		1.31		537,092	27
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-09	0.41	30.64	22.06	1.13	1.13	†	1.12	†	1.66	†	10,735	74
12-31-08	3.28	25.44	(23.76)	1.07	1.07		1.07		2.21		10,334	111
12-31-07	1.88	37.09	3.06	1.07	1.07		1.07		1.92		14,242	89
12-31-06	1.88	37.82	12.12	1.07	1.07		1.07		1.98		18,385	57
12-31-05	0.04	35.55	7.49	1.07	1.07		1.07		1.56		14,307	125
Class I
12-31-09	0.56	31.03	22.69	0.63	0.63	†	0.62	†	2.16	†	572,527	74
12-31-08	3.66	25.75	(23.38)	0.57	0.57		0.57		2.70		516,378	111
12-31-07	2.07	37.76	3.56	0.57	0.57		0.57		2.42		811,810	89
12-31-06	2.02	38.47	12.67	0.57	0.57		0.57		2.49		925,305	57
12-31-05	0.06	36.09	8.02	0.57	0.57		0.57		2.10		847,997	125
Class S
12-31-09	0.49	30.81	22.37	0.88	0.88	†	0.87	†	1.91	†	217,798	74
12-31-08	3.55	25.58	(23.56)	0.82	0.82		0.82		2.49		193,142	111
12-31-07	1.99	37.50	3.29	0.82	0.82		0.82		2.16		133,013	89
12-31-06	1.98	38.24	12.40	0.82	0.82		0.82		2.25		88,409	57
12-31-05	0.03	35.93	7.77	0.82	0.82		0.82		1.84		59,793	125
Class S2
02-27-09(4)-12-31-09	0.47	30.62	40.18	1.13	1.03	†	1.02	†	1.65	†	4	74

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

(b)  Includes impact of interest expense on inverse floaters.

(c)  There was no impact on total return by the affiliate payment.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series (each, a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser").

The Company currently consists of thirty-four Portfolios of which eighteen diversified Portfolios are included in this report. The Portfolios are: ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), ING Baron Asset Portfolio ("Baron Asset"), ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"), ING Columbia Small Cap Value Portfolio ("Columbia Small Cap Value"), ING Davis New York Venture Portfolio ("Davis New York Venture"), ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), ING Legg Mason Partners Aggressive Growth Portfolio ("Legg Mason Partners Aggressive Growth"), ING Oppenheimer Global Portfolio ("Oppenheimer Global"), ING Oppenheimer Strategic Income Portfolio ("Oppenheimer Strategic Income"), ING PIMCO Total Return Portfolio ("PIMCO Total Return"), ING Pioneer High Yield Portfolio ("Pioneer High Yield"), ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), ING Thornburg Value Portfolio ("Thornburg Value"), ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"), ING Van Kampen Comstock Portfolio ("Van Kampen Comstock"), and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

The Company is authorized to offer four classes of shares, referred to as Adviser Class (Class "ADV"), Initial Class (Class "I"), Service Class (Class "S") and Service 2 Class (Class "S2") of the Portfolios; however, not all Portfolios currently offer all classes. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Portfolio. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fee, if applicable. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Class S, Class ADV and Class S2 shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value ("NAV") for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at NAV for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios. ING Funds Distributor, LLC ("IFD" or the "Distributor") serves as the principal underwriter to the Portfolios. DSL and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities value at amortized costs are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments. For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB established new disclosure requirements entitled "Disclosures about Credit Derivatives and Certain Guarantees." These amendments require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. These amendments require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On April 9, 2009, the FASB issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled "Disclosure about Derivative Instruments and Hedging Activities." Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within the Portfolios' International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

At December 31, 2009, Oppenheimer Strategic Income and PIMCO Total Return had a net liability position of $1,239,881 and $1,642,007 on derivative contracts subject to the ISDA Master Agreements.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. As of December 31, 2009, PIMCO Total Return received $2,339,000 in cash collateral for swaps, when-issued or delayed-delivery securities and forward foreign currency contracts. Cash collateral received may be invested in accordance with the Portfolio's investment strategy.

E.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2009, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
American Century Small-Mid Cap Value	$3,490	$898,384
Oppenheimer Strategic Income	187,542,958	186,477,377
PIMCO Total Return	16,217,255	26,935,298

F.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

As of December 31, 2009, both Oppenheimer Strategic Income and PIMCO Total Return have posted $3,829,000 and $2,975,175 principal value in U.S. Treasury Bills with their respective brokers for open futures contracts. PIMCO Total Return posted an additional $113,000 in cash collateral with the broker as collateral for open futures contracts.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, certain Portfolios purchased futures contracts on various equity indexes, bonds, and notes to increase exposure to equity and interest rate risk. Certain Portfolios also purchased or sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios securities.

During the year ended December 31, 2009, the Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Oppenheimer Strategic Income	$93,204,974	$154,504,816
PIMCO Total Return	361,312,840	—

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

I.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

J.  Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Certain Portfolios have purchased put options to increase exposure to both foreign exchange and interest rate risk.

Certain Portfolios have written put and call options on foreign currencies and swaps ("swaptions") to decrease exposure to both foreign exchange and interest rate risk.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2009.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which a Portfolio is seller of protection are disclosed following each Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

For the year ended December 31, 2009, certain Portfolios have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, certain Portfolios have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, Oppenheimer Strategic Income and PIMCO Total Return had average notional amounts of $11,344,000 and $8,091,582 on credit default swaps to buy protection and average notional amounts of $28,006,490 and $31,029,194 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2009, certain Portfolios have entered into interest rate swaps in order to decrease exposure to interest rate risk. Since the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into these swap agreements to help hedge against this risk and to maintain its ability to generate income at prevailing market rates.

For the year ended December 31, 2009, Oppenheimer Strategic Income and PIMCO Total Return had an average notional amount of $90,879,749 and $139,510,387, respectively, on interest rate swaps.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Certain Portfolios have entered into total return swap contracts which are exposed to the market risk factor of the specific underlying financial instrument, or instruments. As of December 31, 2009, certain Portfolios have entered into total return swaps on various equity indexes to increase exposure to equity risk.

During the year ended December 31, 2009, Oppenheimer Strategic Income has entered into total return swaps with an average notional amount of $16,144,761 on various securities or baskets of securities to increase exposure to equity risk.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P.  Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product.

Q.  Event-Linked Bonds. Oppenheimer Strategic Income invests in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the specific trigger event occurs prior to maturity of the event-linked bond, the Portfolio may lose all or a portion of its principal in addition to interest otherwise due from the bond. Event-linked bonds may expose the Portfolio to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Portfolio records the net change in the market value of the bonds on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the event-linked bond.

R.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

S.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

Portfolio	Purchases	Sales
American Century Small-Mid Cap Value	$129,998,535	$116,347,860
Baron Asset	1,260,129	977,536
Baron Small Cap Growth	140,077,491	63,558,016
Columbia Small Cap Value	268,053,135	494,566,648
Davis New York Venture	109,504,537	85,207,826
JPMorgan Mid Cap Value	85,346,584	74,520,690
Legg Mason Partners Aggressive Growth	4,245,993	311,760,198
Oppenheimer Global	160,740,091	290,665,547
Oppenheimer Strategic Income	294,437,845	324,353,962
PIMCO Total Return	102,067,056	117,523,939
Pioneer High Yield	84,097,480	292,861,443
T. Rowe Price Diversified Mid Cap	160,278,069	191,246,590
T. Rowe Price Growth Equity	560,219,939	727,379,253
Templeton Foreign Equity	147,942,192	354,099,082
Thornburg Value	253,513,312	354,977,863
UBS U.S. Large Cap Equity	150,014,902	282,160,438
Van Kampen Comstock	119,100,968	455,558,867
Van Kampen Equity and Income	364,891,099	388,644,685

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:

Portfolio	Purchases	Sales
Oppenheimer Strategic Income	$310,833,065	$401,161,839
PIMCO Total Return	5,728,348,417	6,108,244,373
Van Kampen Equity and Income	145,073,373	164,571,749

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Small-Mid Cap Value	1.00%
Baron Asset	0.95% on the first $2 billion
0.90% on the next $1 billion
0.85% on the next $1 billion
0.80% on assets over $4 billion
Baron Small Cap Growth	0.85% on the first $4 billion
0.80% on assets over $4 billion
Columbia Small Cap Value	0.75%
Davis New York Venture	0.80%
JPMorgan Mid Cap Value	0.75%
Legg Mason Partners Aggressive Growth	0.70% on the first $500 million
0.65% on assets over $500 million
Oppenheimer Global	0.60% on the first $11 billion
0.58% on the next $4 billion
0.56% on assets over $15 billion
Oppenheimer Strategic Income	0.50% on the first $6.5 billion
0.475% on the next $5 billion
0.45% on the next $5 billion
0.43% on assets over $16.5 billion
PIMCO Total Return	0.50%
Pioneer High Yield	0.60% on the first $5 billion
0.50% on the next $2 billion
0.40% on the next $2 billion
0.30% on assets over $9 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million

Portfolio	Fee
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Small Cap Value, Davis New York Venture(1), PIMCO Total Return, T. Rowe Price Growth Equity and Van Kampen Comstock.

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2009, DSL waived $66,383, $—, $32,107, $77,773, $15,615 and $31,472 for American Century Small-Mid Cap Value, Columbia Small Cap Value, Davis New York Venture(1), PIMCO Total Return, T. Rowe Price Growth Equity and Van Kampen Comstock, respectively.

These waivers (except, Davis New York Venture and PIMCO Total Return) will continue through at least May 1, 2010. For Davis New York Venture, the waiver will continue through May 1, 2011. For PIMCO Total Return, the waiver will continue through April 1, 2010. There is no guarantee that the waivers will continue after said dates. The waiver only renews at the election of DSL.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2009, the Investment Adviser for American Century Small-Mid Cap Value, Baron Small Cap Growth, Columbia Small Cap Value, JPMorgan Mid Cap Value, Legg Mason Partners Aggressive Growth, Oppenheimer Global, Oppenheimer Strategic Income, Pioneer High Yield, Thornburg Value and UBS U.S. Large Cap Equity waived $1,366, $43,378, $5,552, $5,159, $3,130, $15,134, $29,344, $6,243, $9,866 and $2,916 of such management fees, respectively. These fees are not subject to recoupment.

(1)  Effective September 1, 2009, DSL has contractually agreed to wavie a portion of the advisory fee for the Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Oppenheimer Strategic Income may invest its assets in Oppenheimer Master Loan Fund. Oppenheimer Strategic Income's purchase of shares of Oppenheimer Master Loan Fund will result in Oppenheimer Strategic Income paying a proportionate share of the expenses of Oppenheimer Master Loan Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Oppenheimer Master Loan Fund resulting from the Oppenheimer Strategic Income's investment into the Oppenheimer Master Loan Fund. For the year ended December 31, 2009, the Investment Adviser waived $68,548 of such management fees. These fees are not subject to recoupment.

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the period ended December 31, 2009. These fees are not subject to recoupment.

The Company and DSL have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows:

Portfolio	Sub-Adviser
American Century Small-Mid Cap Value	American Century Investment Management, Inc.

Baron Asset & Baron Small Cap Growth	BAMCO, Inc.

Columbia Small Cap Value	Columbia Management Advisors, LLC

Davis New York Venture	Davis Selected Advisers, L.P.

JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.

Legg Mason Partners Aggressive Growth	ClearBridge Advisors, LLC

Oppenheimer Global & Oppenheimer Strategic Income	Oppenheimer Funds, Inc.

PIMCO Total Return	Pacific Investment Management Company LLC

Pioneer High Yield	Pioneer Investment Management, Inc.

Portfolio	Sub-Adviser
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

Templeton Foreign Equity	Templeton Investment Counsel, LLC

Thornburg Value	Thornburg Investment Management, Inc.

UBS U.S. Large Cap Equity	UBS Global Asset Management (Americas) Inc.

Van Kampen Comstock & Van Kampen Equity and Income	Morgan Stanley Investment Management Inc., d/b/a Van Kampen

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
Baron Asset	0.10%
Columbia Small Cap Value	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Small-Mid Cap Value	0.25%
Baron Small Cap Growth	0.23%
Davis New York Venture	0.10%
JPMorgan Mid Cap Value	0.25%
Legg Mason Partners Aggressive Growth	0.13%
Oppenheimer Global	0.06%
Oppenheimer Strategic Income	0.04%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
Van Kampen Comstock	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Van Kampen Equity and Income(1)	0.10%

(1) Prior to May 1, 2009, the fee was 0.02%.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Company has adopted a plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Class ADV and Class S2 shares of each respective Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. Pursuant to a previous agreement effective May 1, 2008, the Distributor had voluntarily waived all or a portion of the servicing fees for Oppenheimer Strategic Income, so that total net operating expenses did not exceed 1.00% and 0.75% for Class ADV and Class S shares, respectively, through May 1, 2009. Effective July 27, 2007, the Distributor has contractually agreed to waive all or a portion of the servicing fee for Baron Small Cap Growth so that total net operating expenses do not exceed 1.31% for Class S shares through May 1, 2010.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2009 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
American Century Small-Mid Cap Value	$88,465	$23,977	$15,399	$127,841
Baron Asset	13,666	750	1,818	16,234
Baron Small Cap Growth	484,140	131,783	104,076	719,999
Columbia Small Cap Value	134,917	18,018	35,537	188,472
Davis New York Venture	309,062	39,679	65,614	414,355
JPMorgan Mid Cap Value	145,875	48,709	31,224	225,808
Legg Mason Partners Aggressive Growth	206,082	38,282	22,571	266,935
Oppenheimer Global	842,515	84,431	62,046	988,992
Oppenheimer Strategic Income	191,486	15,406	29,300	236,192
PIMCO Total Return	359,174	76,303	112,310	547,787
Pioneer High Yield	49,001	8,176	922	58,099
T. Rowe Price Diversified Mid Cap Growth	377,451	11,794	14,284	403,529
T. Rowe Price Growth Equity	494,069	124,210	64,346	682,625
Templeton Foreign Equity	498,648	44,572	58,194	601,414
Thornburg Value	131,490	50,698	5,699	187,887
UBS U.S. Large Cap Equity	108,044	23,182	7,313	138,539
Van Kampen Comstock	155,079	65,253	57,725	278,057
Van Kampen Equity and Income	376,755	68,500	51,287	496,542

The Company has adopted a Retirement Policy ("Policy") covering independent directors of the Company who were trustees on or before May 9, 2007, and who will have served as an independent director for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in Policy.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At December 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — American Century Small-Mid Cap Value (42.70%); Baron Asset (38.60%); Baron Small Cap Growth (40.36%); Davis New York Venture (7.77%); JPMorgan Mid Cap Value (49.31%); Legg Mason Partners Aggressive Growth (64.50%); Oppenheimer Global (8.19%); Oppenheimer Strategic Income (79.13%); PIMCO Total Return (78.85%); Pioneer High Yield (37.83%); T.Rowe Price Diversified Mid Cap Growth (74.34%); T.Rowe Price Growth Equity (58.09%); Templeton Foreign Equity (35.35%); Thornburg Value (66.04%); UBS U.S. Large Cap Equity (74.11%); Van Kampen Comstock (31.67%); and Van Kampen Equity and Income (71.16%)

ING National Trust — American Century Small-Mid Cap Value (7.03%); Baron Asset (13.09%); JPMorgan Mid Cap Value (6.02%); Oppenheimer Strategic Income (7.26%); PIMCO Total Return (14.27%); T.Rowe Price Growth Equity (9.69%); and UBS U.S. Large Cap Equity (5.43%)

ING Solution 2015 Portfolio — Davis New York Venture (7.68%) and Thornburg Value (6.04%)

ING Solution 2025 Portfolio — Davis New York Venture (10.17%); T.Rowe Price Growth Equity (5.45%); and Thornburg Value (8.89%)

ING Solution 2035 Portfolio — Columbia Small Cap Value (8.63%); Davis New York Venture (7.48%); and Thornburg Value (5.51%)

ING Solution 2045 Portfolio — Columbia Small Cap Value (5.39%)

ING USA Annuity and Life Insurance Company — Baron Small Cap Growth (42.12%); Columbia Small Cap Value (73.41%); Davis New York Venture (56.66%); JPMorgan Mid Cap Value (29.63%); Legg Mason Partners Aggressive Growth (25.70%); T.Rowe Price Growth Equity (9.93%); Templeton Foreign Equity (44.74%); Van Kampen Comstock (54.24%); and Van Kampen Equity and Income (23.67%)

Reliastar Life Insurance Company — Baron Asset (21.73%); JPMorgan Mid Cap Value (5.49%); Oppenheimer Strategic Income (5.33%); Pioneer High Yield (34.80%); T.Rowe Price Diversified Mid Cap Growth (15.24%); and UBS U.S. Large Cap Equity (10.13%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The following Portfolio placed a portion of its portfolio transactions with brokerage firms that are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Paid
Oppenheimer Global	ING Baring LLC	$956

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2009, the following Portfolios had expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
Baron Asset	Custody	$2,492
	Professional	3,601
	Miscellaneous	2,134
	Postage	2,421
Columbia Small Cap Value	Custody	60,057
Pioneer High Yield	Custody	16,638
	Professional	18,072

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Baron Asset	1.55%	1.05%	1.30%	1.45%
Columbia Small Cap Value	1.65%	1.15%	1.40%	1.55%
Pioneer High Yield	1.21%	0.71%	0.96%	N/A
Templeton Foreign Equity	1.48%	0.98%	1.23%	1.38%

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective January 1, 2009, pursuant to a side agreement, DSL implemented expense limits for Van Kampen

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Comstock through at least December 31, 2009 to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S
Van Kampen Comstock	1.31%	0.81%	1.06%

If, after December 31, 2009, DSL elects not to renew the side agreement, the Portfolio will no longer have an expense limitation. Also, effective May 1, 2009, pursuant to a side agreement, DSL implemented expense limits for Van Kampen Comstock of 1.21% for Class S2 through at least May 1, 2010. There is no guarantee that these side agreements will continue after these dates. The side agreement will only renew if DSL elects to renew it. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2010	2011	2012	Total
American Century Small-Mid Cap Value	$168,652	$137,295	$202,907	$508,854
Baron Asset	23,737	15,002	22,140	60,879
Pioneer High Yield	2,872	13,292	104,634	120,798

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options for Oppenheimer Strategic Income for the year ended December 31, 2009 were as follows:

	AUDEUR Notional	MXNUSD Notional	Notional	Notional	Cost
Balance at 12/31/08	—	—	19,655,000	—	$55,710
Options Purchased	2,595,000	23,875,000	—	38,000,000	945,553
Options Terminated in Closing Purchase Transactions	(2,595,000)	—	(19,655,000)	(28,000,000)	(128,550)
Options Expired	—	(2,020,000)	—	—	(48,393)
Balance at 12/31/09	—	21,855,000	—	10,000,000	$824,320

Transactions in written options for Oppenheimer Strategic Income for the year ended December 31, 2009 were as follows:

	AUDEUR Notional	USD Notional	Notional	Premium
Balance at 12/31/08	—	—	(1,590,000)	$(25,248)
Options Written	(2,595,000)	(6,100,000)	(158,730,000)	(278,715)
Options Terminated in Closing Purchase Transactions	2,595,000	—	74,560,000	128,732
Options Expired	—	6,100,000	74,560,000	164,279
Balance at 12/31/09	—	—	(11,200,000)	$(10,952)

Transactions in purchased options for PIMCO Total Return for the year ended December 31, 2009 were as follows:

	USD Notional	Premium
Balance at 12/31/08	446,300,000	$1,528,505
Options Purchased	416,600,000	48,820
Options Terminated in Closing Sell Transactions	(27,600,000)	(287,068)
Options Expired	(740,500,000)	(86,266)
Options Exercised	(88,800,000)	(948,421)
Balance at 12/31/09	6,000,000	$255,570
	Number of Contracts	Premium
Balance at 12/31/08	1,806	$29,528
Options Purchased	825	10,678
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(2,631)	(40,206)
Options Exercised	—	—
Balance at 12/31/09	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options for PIMCO Total Return for the year ended December 31, 2009 were as follows:

	USDEUR Notional	Notional	Premium
Balance at 12/31/08	40,600,000	—	$1,050,758
Options Written	388,800,000	1,400,000	3,113,629
Options Terminated in Closing Purchase Transactions	(11,200,000)	—	(313,525)
Options Expired	(162,600,000)	—	(987,218)
Options Exercised	(22,400,000)	—	(684,870)
Balance at 12/31/09	233,200,000	1,400,000	$2,178,774

	Number of Contracts	Premium
Balance at 12/31/08	202	$96,129
Options Written	1,498	682,498
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(909)	(368,083)
Options Exercised	(103)	(68,452)
Balance at 12/31/09	688	$342,092

NOTE 10 — COMMITMENTS

Pursuant to the terms of certain indenture agreements, Oppenheimer Strategic Income has the following unfunded loan commitment at December 31, 2009. The Portfolio generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitment. The following commitment is subject to funding based on the borrower's discretion. The Portfolio is obligated to fund this commitment at the time of the request by the borrower. This commitment has been excluded from the Portfolio of Investments.

Deutsche Bank AG; An unfunded commitment that Oppenheimer Strategic Income receives 0.125% quarterly; and will pay out, upon request, up to $1,925,000 to a Peruvian Trust through Deutsche Bank's Global Note Program. Upon funding requests, the unfunded portion decreases and new structured products will be created and held by the Portfolio to maintain a consistent exposure level.

Commitment Fee: 0.50%
Commitment Termination Date: 10/15/2010
Unfunded Commitment as of 12/31/09: $981,916
Unrealized Depreciation as of 12/31/09: $56,875

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12-31-09	394,129	—	14,013	(406,746)	1,396	3,144,178	—	119,950	(3,240,502)	23,626
12-31-08	244,761	—	145,573	(397,903)	(7,569)	2,346,479	—	1,413,510	(3,632,070)	127,919
Class I
12-31-09	1,090,518	—	89,064	(805,727)	373,855	8,955,308	—	777,526	(6,103,000)	3,629,834
12-31-08	1,110,123	—	591,430	(943,452)	758,101	10,790,779	—	5,855,155	(8,956,298)	7,689,636
Class S
12-31-09	1,689,013	—	82,374	(558,946)	1,212,441	13,214,878	—	715,006	(4,529,894)	9,399,990
12-31-08	882,652	—	495,520	(656,575)	721,597	7,876,903	—	4,885,832	(6,333,884)	6,428,851
Class S2
02-27-09(1) - 12-31-09	514	—	—	—	514	3,000	—	—	—	3,000
Baron Asset
Class ADV
12-31-09	12,797	—	—	(47,219)	(34,422)	98,475	—	—	(385,837)	(287,362)
12-31-08	12,332	—	4,362	(71,248)	(54,554)	124,065	—	45,628	(662,921)	(493,228)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Baron Asset (continued)
Class I
12-31-09	—	—	—	(2)	(2)	—	—	—	(14)	(14)
12-31-08	377,300	—	—	(2,248,823)	(1,871,523)	4,163,855	—	—	(24,816,513)	(20,652,658)
Class S
12-31-09	125,949	—	—	(110,845)	15,104	970,032	—	—	(881,931)	88,101
12-31-08	219,475	—	5,836	(150,603)	74,708	1,994,830	—	61,397	(1,371,853)	684,374
Class S2
02-27-09(1) - 12-31-09	508	—	—	—	508	3,000	—	—	—	3,000
Baron Small Cap Growth
Class ADV
12-31-09	797,738	—	—	(498,281)	299,457	10,151,993	—	—	(5,889,828)	4,262,165
12-31-08	397,158	—	79,940	(841,579)	(364,481)	6,175,457	—	1,313,418	(11,723,504)	(4,234,629)
Class I
12-31-09	3,119,432	—	—	(2,697,653)	421,779	39,211,553	—	—	(30,909,876)	8,301,677
12-31-08	3,813,598	—	329,828	(1,689,206)	2,454,220	62,091,764	—	5,600,475	(27,202,199)	40,490,040
Class S
12-31-09	8,724,074	—	—	(3,902,837)	4,821,237	108,511,754	—	—	(49,515,469)	58,996,285
12-31-08	7,894,590	—	728,622	(3,647,513)	4,975,699	122,777,963	—	12,175,271	(57,623,767)	77,329,467
Class S2
02-27-09(1) - 12-31-09	322	—	—	—	322	3,000	—	—	—	3,000
Columbia Small Cap Value
Class ADV
12-31-09	25,774	—	399	(27,827)	(1,654)	185,658	—	3,053	(181,788)	6,923
12-31-08	41,049	—	578	(7,846)	33,781	373,105	—	5,763	(59,067)	319,801
Class I
12-31-09	5,287,255	—	367,862	(33,066,771)	(27,411,654)	32,530,456	—	2,839,892	(241,148,837)	(205,778,489)
12-31-08	36,084,309	—	316,138	(7,953,025)	28,447,422	339,574,146	—	3,183,516	(75,352,517)	267,405,145
Class S
12-31-09	4,400,905	—	258,453	(6,959,765)	(2,300,407)	27,374,906	—	1,987,504	(50,283,084)	(20,920,674)
12-31-08	11,978,992	—	175,318	(5,565,993)	6,588,317	108,906,883	—	1,760,191	(46,629,903)	64,037,171
Class S2
02-27-09(1) - 12-31-09	577	—	—	—	577	3,000	—	—	—	3,000
Davis New York Venture
Class ADV
12-31-09	121,777	—	—	(285,795)	(164,018)	1,636,162	—	—	(3,570,053)	(1,933,891)
12-31-08	114,443	—	6,224	(158,424)	(37,757)	1,905,163	—	106,992	(2,620,880)	(608,725)
Class I
12-31-09	2,382,904	—	85,275	(3,057,783)	(589,604)	29,853,977	—	1,219,435	(38,863,289)	(7,789,877)
12-31-08	7,658,549	—	206,288	(1,932,731)	5,932,106	140,457,166	—	3,628,600	(31,072,811)	113,012,955
Class S
12-31-09	3,634,122	—	121,240	(2,243,216)	1,512,146	46,755,067	—	1,715,544	(29,307,139)	19,163,472
12-31-08	7,384,368	—	257,764	(1,455,736)	6,186,396	123,528,695	—	4,487,670	(24,751,463)	103,264,902
JPMorgan Mid Cap Value
Class ADV
12-31-09	327,771	—	34,804	(366,146)	(3,571)	3,164,490	—	372,212	(3,429,559)	107,143
12-31-08	233,973	—	167,820	(528,206)	(126,413)	2,818,266	—	2,094,109	(6,758,039)	(1,845,664)
Class I
12-31-09	1,288,359	—	244,493	(1,390,069)	142,783	12,330,173	—	2,668,710	(13,098,883)	1,900,000
12-31-08	1,415,114	—	1,028,339	(3,047,177)	(603,724)	18,324,420	—	12,774,371	(42,353,433)	(11,254,642)
Class S
12-31-09	3,838,782	—	270,619	(2,631,920)	1,477,481	35,983,437	—	2,917,564	(26,786,611)	12,114,390
12-31-08	3,672,159	—	830,299	(1,773,988)	2,728,470	42,493,553	—	10,241,502	(20,412,900)	32,322,155
Class S2
02-27-09(1) - 12-31-09	398	—	—	—	398	3,000	—	—	—	3,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Legg Mason Partners Aggressive Growth
Class ADV
12-31-09	72,050	—	—	(50,901)	21,149	2,285,794	—	—	(1,674,524)	611,270
12-31-08	37,387	—	—	(86,938)	(49,551)	1,459,048	—	—	(3,546,924)	(2,087,876)
Class I
12-31-09	919,073	—	—	(9,987,337)	(9,068,264)	25,454,683	—	—	(329,277,174)	(303,822,491)
12-31-08	3,677,458	—	—	(10,997,957)	(7,320,499)	150,351,175	—	—	(471,514,308)	(321,163,133)
Class S
12-31-09	63,453	—	—	(512,854)	(449,401)	2,107,983	—	—	(16,317,040)	(14,209,057)
12-31-08	171,483	—	—	(735,941)	(564,458)	6,654,149	—	—	(30,160,588)	(23,506,439)
Oppenheimer Global
Class ADV
12-31-09	1,152,132	—	142,585	(1,315,322)	(20,605)	12,171,697	—	1,502,850	(12,353,228)	1,321,319
12-31-08	795,215	—	558,488	(2,800,638)	(1,446,935)	10,762,643	—	7,215,659	(34,927,968)	(16,949,666)
Class I
12-31-09	2,052,553	—	4,791,939	(14,584,992)	(7,740,500)	20,500,304	—	51,896,697	(141,693,730)	(69,296,729)
12-31-08	1,846,364	—	13,003,215	(26,659,479)	(11,809,900)	23,795,381	—	172,812,725	(358,886,330)	(162,278,224)
Class S
12-31-09	1,722,578	—	596,281	(4,737,063)	(2,418,204)	17,393,048	—	6,284,797	(46,029,889)	(22,352,044)
12-31-08	4,554,571	—	1,752,953	(2,622,039)	3,685,485	60,851,402	—	22,700,738	(31,264,563)	52,287,577
Class S2
02-27-09(1) - 12-31-09	408	—	—	—	408	3,000	—	—	—	3,000
Oppenheimer Strategic Income
Class ADV
12-31-09	487,421	—	53,204	(463,426)	77,199	4,931,393	—	550,508	(4,126,489)	1,355,412
12-31-08	845,440	—	111,608	(943,898)	13,150	9,308,482	—	1,177,465	(9,568,124)	917,823
Class I
12-31-09	4,271,694	—	1,323,637	(24,263,487)	(18,668,156)	40,380,177	—	13,616,424	(227,872,557)	(173,875,956)
12-31-08	18,956,144	—	2,815,119	(8,226,487)	13,544,776	210,674,987	—	29,896,568	(83,775,594)	156,795,961
Class S
12-31-09	1,885,106	—	322,662	(2,843,836)	(636,068)	18,287,420	—	3,333,453	(27,934,097)	(6,313,224)
12-31-08	4,854,766	—	470,930	(2,886,503)	2,439,193	49,965,727	—	5,005,984	(29,903,047)	25,068,664
PIMCO Total Return
Class ADV
12-31-09	4,800,156	—	362,184	(1,134,942)	4,027,398	54,259,087	—	3,994,886	(12,391,672)	45,862,301
12-31-08	2,189,404	—	246,925	(1,214,446)	1,221,883	25,363,072	—	2,701,362	(13,568,021)	14,496,413
Class I
12-31-09	13,635,753	—	1,969,882	(2,701,629)	12,904,006	156,677,219	—	22,082,374	(30,662,588)	148,097,005
12-31-08	9,444,338	—	1,415,839	(14,057,403)	(3,197,226)	110,583,007	—	15,701,659	(167,743,461)	(41,458,795)
Class S
12-31-09	13,706,052	—	1,726,768	(2,423,739)	13,009,081	155,610,721	—	19,236,199	(27,740,199)	147,106,721
12-31-08	8,596,922	—	948,870	(2,479,979)	7,065,813	98,568,010	—	10,466,039	(27,155,260)	81,878,789
Class S2
02-27-09(1) - 12-31-09	284	—	—	—	284	3,000	—	—	—	3,000
Pioneer High Yield
Class ADV
12-31-09	228,227	—	12,846	(356,727)	(115,654)	1,774,762	—	103,323	(3,327,652)	(1,449,567)
12-31-08	88,572	—	11,051	(80,538)	19,085	807,700	—	95,745	(744,930)	158,515
Class I
12-31-09	5,785,109	—	1,922,664	(41,311,511)	(33,603,738)	43,491,871	—	14,152,308	(305,942,091)	(248,297,912)
12-31-08	27,498,668	7,029,582	2,143,399	(4,095,057)	32,576,592	206,064,923	64,846,767	17,315,751	(34,016,546)	254,210,895
Class S
12-31-09	185,894	—	27,833	(248,059)	(34,332)	1,520,476	—	221,212	(2,208,753)	(467,065)
12-31-08	84,859	—	40,966	(368,757)	(242,932)	758,474	—	359,482	(3,364,907)	(2,246,951)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12-31-09	1,580,127	—	1,255	(1,265,064)	316,318	8,799,096	—	7,178	(6,631,129)	2,175,145
12-31-08	588,083	—	609,102	(2,136,736)	(939,551)	4,401,116	—	4,409,896	(15,541,126)	(6,730,114)
Class I
12-31-09	2,697,184	—	365,655	(10,864,344)	(7,801,505)	14,516,087	—	2,449,529	(58,494,999)	(41,529,383)
12-31-08	1,658,904	—	16,799,345	(16,936,117)	1,522,132	13,139,034	—	125,104,463	(126,725,097)	11,518,400
Class S
12-31-09	1,501,967	—	6,414	(392,147)	1,116,234	7,982,312	—	41,999	(2,172,085)	5,852,226
12-31-08	697,265	—	274,677	(404,118)	567,824	5,202,617	—	2,027,473	(3,004,279)	4,225,811
Class S2
02-27-09(1) - 12-31-09	761	—	—	—	761	3,000	—	—	—	3,000
T. Rowe Price Growth Equity
Class ADV
12-31-09	387,687	—	—	(316,813)	70,874	14,939,655	—	—	(12,026,401)	2,913,254
12-31-08	275,733	—	130,482	(577,130)	(170,915)	13,468,718	—	6,481,061	(26,303,864)	(6,354,085)
Class I
12-31-09	2,322,970	—	23,754	(8,911,087)	(6,564,363)	86,541,202	—	1,115,497	(333,985,164)	(246,328,465)
12-31-08	3,853,277	—	1,935,283	(6,270,345)	(481,785)	186,275,920	—	94,785,805	(334,372,493)	(53,310,768)
Class S
12-31-09	1,850,337	—	203	(719,559)	1,130,981	70,439,283	—	9,470	(26,731,143)	43,717,610
12-31-08	1,039,030	—	161,732	(701,081)	499,681	51,097,037	—	7,943,638	(35,737,491)	23,303,184
Class S2
02-27-09(1) - 12-31-09	101	—	—	—	101	3,000	—	—	—	3,000
Templeton Foreign Equity
Class ADV
12-31-09	144,462	—	—	(251,810)	(107,348)	1,243,789	—	—	(2,025,621)	(781,832)
12-31-08	122,339	1,222,612	34,187	(177,286)	1,201,852	1,376,832	16,008,831	267,904	(1,778,876)	15,874,691
Class I
12-31-09	12,807,554	—	—	(38,332,837)	(25,525,283)	117,548,641	—	—	(371,301,632)	(253,752,991)
12-31-08	30,171,909	22,602,000	1,710,873	(6,045,425)	48,439,357	364,040,785	296,004,090	13,346,515	(61,366,888)	612,024,502
Class S
12-31-09	7,298,979	—	—	(4,237,115)	3,061,864	66,610,193	—	—	(35,820,665)	30,789,528
12-31-08	4,709,983	13,317,799	615,916	(6,850,387)	11,793,311	53,848,091	173,913,232	4,749,346	(76,691,315)	155,819,354
Class S2
02-27-09(1) - 12-31-09	476	—	—	(1)	475	3,006	—	—	(6)	3,000
Thornburg Value
Class ADV
12-31-09	166,110	—	985	(21,614)	145,481	4,297,065	—	25,124	(450,897)	3,871,292
12-31-08	39,236	—	269	(51,015)	(11,510)	1,134,245	—	7,643	(1,368,320)	(226,432)
Class I
12-31-09	4,362,493	—	130,831	(9,429,523)	(4,936,199)	105,850,122	—	3,404,235	(237,367,398)	(128,113,041)
12-31-08	7,551,952	—	62,575	(1,400,904)	6,213,623	223,258,840	—	1,812,798	(37,750,042)	187,321,596
Class S
12-31-09	219,296	—	2,665	(56,695)	165,266	5,870,600	—	69,033	(1,304,154)	4,635,479
12-31-08	103,872	—	414	(184,841)	(80,555)	3,074,844	—	11,937	(5,285,983)	(2,199,202)
UBS U.S. Large Cap Equity
Class ADV
12-31-09	173,020	—	8,739	(233,152)	(51,393)	1,199,718	—	67,697	(1,515,387)	(247,972)
12-31-08	216,432	—	18,163	(255,949)	(21,354)	1,955,043	—	128,584	(2,205,483)	(121,856)
Class I
12-31-09	8,629,008	—	258,486	(27,670,542)	(18,783,048)	48,391,574	—	2,051,531	(178,737,941)	(128,294,836)
12-31-08	10,523,270	—	1,162,037	(8,058,435)	3,626,872	97,219,896	—	8,396,878	(69,547,957)	36,068,817
Class S
12-31-09	251,175	—	28,269	(943,535)	(664,091)	1,650,270	—	221,412	(5,936,867)	(4,065,185)
12-31-08	630,399	—	72,280	(1,880,619)	(1,177,940)	6,023,743	—	512,862	(16,392,335)	(9,855,730)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Van Kampen Comstock
Class ADV
12-31-09	452,119	—	35,135	(602,105)	(114,851)	3,534,732	—	312,120	(4,826,218)	(979,366)
12-31-08	176,933	—	231,389	(1,716,160)	(1,307,838)	1,783,310	—	2,206,919	(17,177,558)	(13,187,329)
Class I
12-31-09	5,760,512	—	202,162	(50,586,981)	(44,624,307)	37,882,745	—	1,759,042	(383,559,474)	(343,917,687)
12-31-08	18,766,093	—	5,977,915	(23,045,144)	1,698,864	192,399,550	—	56,029,504	(216,840,058)	31,588,996
Class S
12-31-09	2,372,617	—	559,418	(4,098,237)	(1,166,202)	17,764,235	—	5,001,841	(30,145,478)	(7,379,402)
12-31-08	2,734,823	—	2,899,219	(5,345,107)	288,935	26,037,914	—	27,088,244	(54,641,212)	(1,515,054)
Van Kampen Equity and Income
Class ADV
12-31-09	96,255	—	4,706	(156,821)	(55,860)	2,528,958	—	143,246	(4,228,300)	(1,556,096)
12-31-08	73,375	—	42,347	(93,527)	22,195	2,375,976	—	1,267,987	(2,994,279)	649,684
Class I
12-31-09	284,385	—	330,873	(2,216,547)	(1,601,289)	7,721,030	—	10,243,047	(59,375,778)	(41,411,701)
12-31-08	315,609	—	2,312,353	(4,073,005)	(1,445,043)	10,189,467	—	69,883,615	(134,228,563)	(54,155,481)
Class S
12-31-09	897,870	—	112,678	(1,492,377)	(481,829)	24,020,178	—	3,459,054	(41,185,386)	(13,706,154)
12-31-08	2,092,189	2,267,584	778,614	(1,134,667)	4,003,720	65,528,450	82,425,445	23,282,236	(35,653,974)	135,582,157
Class S2
02-27-09(1) - 12-31-09	135	—	—	—	135	3,000	—	—	—	3,000

(1) Commencement of operations.

NOTE 12 — ILLIQUID SECURITIES

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments/ Premiums Received	Value	Percent of Net Assets
American Century Small-Mid Cap Value	Altra Holdings, Inc.	44,972	10/7/08	$303,671	$555,404	0.5%
	American National Bankshares I	5,600	12/24/08	97,630	122,640	0.1%
	Artesian Resources Corp.	8,900	10/16/08	141,987	162,959	0.1%
	Aspen Insurance Holdings Ltd.	31,200	8/1/06	1,464,425	1,638,624	1.4%
	Atheros Communications, Inc.	2,836	10/3/08	56,275	97,105	0.1%
	Baldwin & Lyons, Inc.	9,800	9/24/08	182,449	241,178	0.2%
	Bel Fuse, Inc.	8,000	1/30/08	172,531	171,920	0.1%
	Callaway Golf Co.	1,600	6/9/09	169,929	197,200	0.2%
	Cass Information Systems, Inc.	4,200	3/3/09	123,581	127,680	0.1%
	Cutera, Inc.	32,400	12/20/07	324,770	275,724	0.2%
	Entertainment Properties	6,000	10/16/08	106,558	149,220	0.1%
	Entravision Communications Corp.	92,100	8/7/09	106,892	313,140	0.3%
	First Financial Northwest, Inc.	20,700	11/7/08	148,524	135,585	0.1%
	Hampton Roads Bankshares, Inc.	14,800	12/23/08	116,552	25,604	0.0%
	Heritage Financial Corp.	14,000	11/7/08	166,603	192,920	0.2%
	HFF, Inc.	20,600	11/2/07	94,156	128,750	0.1%
	K-Fed Bancorp	13,300	11/24/08	104,029	116,907	0.1%
	Lawson Products	8,600	6/11/08	136,911	151,790	0.1%
	Lexington Realty Trust	2,900	2/8/08	90,279	98,513	0.1%
	LodgeNet Interactive Corp.	75	6/23/09	75,000	112,500	0.1%
	LSI Industries, Inc.	23,400	6/4/08	148,250	184,392	0.2%
	Mercer Insurance Group, Inc.	13,400	9/26/08	196,606	243,478	0.2%
	National Bankshares, Inc.	4,300	11/14/08	87,778	121,647	0.1%
	National Healthcare Corp.	8,400	6/10/08	349,706	303,324	0.3%
	National Retail Properties	11,200	10/6/06	245,504	269,500	0.2%
	PC Connection, Inc.	18,600	10/17/08	88,887	125,550	0.1%
	PS Business Parks, Inc.	8,200	2/25/08	178,526	206,794	0.2%
	Schiff Nutrition International, Inc.	17,300	2/8/08	93,786	135,286	0.1%
	Sport Supply Group, Inc.	13,200	6/20/08	127,253	166,188	0.1%
	Ulticom, Inc.	22,250	12/7/05	728,844	213,711	0.2%
	US Physical Therapy, Inc.	12,700	10/15/08	164,179	215,011	0.2%
	Utah Medical Products, Inc.	6,900	2/1/08	187,298	202,308	0.2%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments/ Premiums Received	Value	Percent of Net Assets
American Century Small-Mid Cap Value (continued)	Value Line, Inc.	3,900	10/8/08	$119,937	$97,929	0.1%
	Washington Banking Co.	15,930	11/24/08	130,394	190,204	0.2%
	Weyco Group, Inc.	5,100	5/14/08	131,391	120,564	0.1%
	Young Innovations, Inc.	26,800	5/16/07	546,486	664,104	0.6%
				$7,707,577	$8,475,353	7.3%
Davis New York Venture	FHC Delaware, Inc.	5,486	6/4/99	$50,065	$55	0.0%
	Harley-Davidson, Inc., 15.000%, due 02/01/14	2,000,000	2/2/09	2,000,000	2,449,958	0.5%
	Sino-Forest Corp., 5.000%, due 08/01/13	649,000	7/17/08	649,000	769,876	0.2%
				$2,699,065	$3,219,889	0.7%
Oppenheimer Strategic Income	American Airlines Pass-Through Trust, 7.858%, due 10/01/11	190,000	5/27/09	$180,870	$190,000	0.0%
	Arco Capital Corp. Ltd	144,498	2/27/07	2,167,470	361,245	0.1%
	Banco de Credito del Peru, 9.750%, due 11/06/69	150,000	10/30/09	150,000	158,625	0.0%
	Barclays Bank PLC, 6.278%, due 12/29/49	160,000	12/11/08	86,069	119,200	0.0%
	Citigroup Funding Inc. — Brazil T-Bond Unsecured Credit Linked Nts., 9.762%, 01/03/17	1,250,000	8/6/08	687,080	617,483	0.1%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	361,000,000	7/18/08	341,074	367,030	0.1%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	207,000,000	8/8/08	200,603	210,458	0.0%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	132,000,000	7/31/08	126,465	134,205	0.0%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 11.250%, 10/25/18	525,000,000	12/9/08	224,207	295,187	0.1%
	Citigroup Funding Inc. — Dominican Republic Unsecured Credit Linked Nts., 15.000%, 03/12/12	10,200,000	3/7/07	306,170	280,916	0.1%
	Citigroup Funding Inc. — Ghana (Republic of) Unsecured Credit Linked Nts. 13.500%, 04/02/10	610,000	12/29/09	672,323	420,939	0.1%
	Citigroup Funding, Inc. — Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	130,000	9/18/09	88,269	88,401	0.0%
	Citigroup Funding, Inc. — Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	130,000	9/17/09	87,674	88,401	0.0%
	Citigroup Funding, Inc. — Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	130,000	9/22/09	88,787	88,401	0.0%
	Citigroup Global Markets Holdings Inc. — Ukraine Currency Indexed Unsecured Credit Linked Nts., 11.940%, 01/02/10	300,000	4/26/05	60,689	38,613	0.0%
	Coriolanus Limited — Emerging Markets Government Credit Linked Nts., 3.346%*, 04/30/25	342,500	4/16/09	207,411	194,778	0.0%
	Coriolanus Limited — Pass-Through Emerging Markets Portfolio Credit Linked Nts. Series II, 3.269%*, 09/10/10	364,378	8/18/09	221,654	207,220	0.1%
	Coriolanus Limited — Pass-Through Emerging Markets Portfolio Credit Linked Nts. Series III, 3.242%*, 09/10/10	456,109	9/25/09	278,592	259,387	0.1%
	Coriolanus Limited — Pass-Through Emerging Markets Portfolio Credit Linked Nts., 10.620%, 09/10/10	500,000	8/2/07	500,000	189,000	0.0%
	Coriolanus Limited — Pass-Through Rondonia Precatorio Linked Nts., 0%, 12/31/17	3,700,000	9/19/07	1,536,825	983,337	0.2%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 12/25/35	465,680	3/25/08	437,089	371,813	0.1%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.638%, due 06/25/47	416,061	3/4/08	378,339	285,583	0.1%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.905%, due 09/25/47	585,696	3/31/08	412,164	132,346	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.950%, due 09/25/37	161,374	3/31/08	114,313	28,482	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.048%, due 09/25/47	531,886	4/11/08	379,243	109,035	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.128%, due 09/25/37	401,083	3/31/08	284,115	91,641	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.214%, due 11/25/37	118,991	4/11/08	85,357	27,925	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments/ Premiums Received	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Countrywide Home Loan Mortgage Pass-through Trust, 6.393%, due 11/25/37	130,004	4/15/08	$93,257	$27,179	0.0%
	Credit and Repackaged Securities Limited ("CARS") — Republic of Colombia COP-Linked Medium Term Credit Linked Nts., 10.476%*, 02/08/37	13,368,000,000	1/18/07	385,766	325,141	0.1%
	Credit Suisse International — Moitk Total Return Linked Nts., 8.990%, 03/26/11	11,097,000	3/27/07	426,931	37	0.0%
	Credit Suisse International — Oreniz Total Return Linked Nts., 9.240%, 02/21/12	24,380,000	2/27/07	935,714	695,687	0.2%
	Credit Suisse International — SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Nts., 8.590%, 5/20/10	19,450,000	5/24/07	750,925	6,416	0.0%
	Credit Suisse International — Vietnam Shipbuilding Industry Group Total Return Credit Linked Nts., 10.500%, 01/19/17	3,048,000,000	2/6/07	199,921	82,494	0.0%
	Egypt Treasury Bills, 8.770%, due 03/09/10	1,850,000	12/7/09	332,706	331,801	0.1%
	Eirles Two Ltd. 324 — Floating Rate Credit Linked Nts., 6-month USD-LIBOR +3.200%, 04/30/12	900,000	4/17/07	901,369	579,690	0.1%
	Eirles Two Ltd. 335 — Floating Rate Credit Linked Nts., 6-month USD-LIBOR +1.650%, 04/30/12	900,000	9/17/07	899,370	721,350	0.2%
	Eletropaulo Metropolitana de Sao Paulo S.A., 19.125%, due 06/28/10	475,000	6/23/05	198,579	283,745	0.1%
	Emblem Finance Co. Limited — Kingdom of Swaziland Floating Rate Credit Linked Nts., 3-month USD-LIBOR +4.000%, 06/20/10	505,000	5/10/05	505,000	516,433	0.1%
	First Franklin Mortgage Loan Asset-Backed Certificates, 0.341%, due 06/25/36	53,765	6/29/06	53,765	43,226	0.0%
	GMAC Commercial Mortgage Securities, Inc., 6.984%, due 05/15/30	233,000	4/15/05	239,980	233,908	0.1%
	Hallertau SPC 2007-01 — Republic of Philippines Credit Linked Nts., 6-month USD-LIBOR +2.050%, 12/20/17	1,280,000	12/13/07	1,280,000	1,030,400	0.2%
	Hallertau SPC 2008-2A — Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	2,943,750	10/23/08	3,002,664	2,971,716	0.7%
	Hallertau SPC, Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/Frigorifico Margen Ltda. Credit Linked Nts., 9.888%*, 08/02/10	2,448,926	4/18/08	1,365,915	140,662	0.0%
	ICE EM CLO, 2.551%, due 08/15/22	1,110,000	11/6/07	984,116	666,000	0.2%
	ICE EM CLO, 5.851%, due 08/15/22	930,000	6/8/07	930,000	372,000	0.1%
	JBS USA LLC, 11.625%, due 05/01/14	350,000	4/22/09	334,669	398,125	0.1%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.190%*, 01/05/16	2,920,000,000	12/6/05	724,437	834,571	0.2%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	2,674,000,000	10/16/06	596,354	704,708	0.2%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	2,663,000,000	10/18/06	596,163	701,809	0.2%
	JPMorgan Chase Bank N.A., London — Brazil NTN-B Credit Linked Nts., Rate Linked to Inflation, 05/16/45	405,000	2/10/06	233,375	414,817	0.1%
	JPMorgan Mortgage Trust, 6.002%, due 05/25/37	257,438	4/24/08	189,814	56,636	0.0%
	LatAm Walker Cayman Trust Series 2006-102 — COP and Colombia Credit Linked Nts., 10.000%, 11/17/16	392,000,000	10/20/06	167,521	168,345	0.0%
	Lennar Corp., 12.250%, due 06/01/17	125,000	10/1/09	122,623	151,250	0.0%
	Medianews Group, Inc., 6.875%, due 10/01/13	860,000	1/10/05	850,486	2,236	0.0%
	MicroAccess Trust 2007 — MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	913,454	6/20/07	920,926	907,060	0.2%
	Morgan Stanley — The State Road Administration of Ukraine (Republic of ) Credit Linked Nts., 6-month USD-LIBOR +2.67%, 10/15/17	200,000	2/4/08	200,000	96,000	0.0%
	Morgan Stanley — The State Road Administration of Ukraine/Republic of Ukraine Credit Linked Nts., 6-month USD-LIBOR +1.80%, 10/15/17	780,000	11/2/07	780,000	374,400	0.2%
	Multiplan, Inc., 10.375%, due 04/15/16	670,000	6/25/09	650,421	656,600	0.1%
	Reforma BLN-Backed I — Asset-Backed Variable Funding Notes	345,000	8/6/09	26,476	26,372	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments/ Premiums Received	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Reforma BLN-Backed I — Class 1A Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	2,070,000	12/27/07	$190,240	$158,233	0.0%
	Reforma BLN-Backed I — Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	414,000	6/12/08	39,913	31,647	0.0%
	Reforma BLN-Backed I — Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	690,000	8/12/08	67,897	52,744	0.0%
	Reforma BLN-Backed I — Class 1D Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	483,000	9/10/09	36,105	36,921	0.0%
	Reforma BLN-Backed I — Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	197,523	5/21/08	19,044	15,099	0.0%
	Reforma BLN-Backed I — Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	345,571	6/12/08	33,316	26,416	0.0%
	Reforma BLN-Backed I — Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	5,210,380	6/18/08	505,487	398,286	0.1%
	Reforma BLN-Backed I — Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	379,725	7/8/08	36,812	29,027	0.0%
	Reforma BLN-Backed I — Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	275,878	7/15/08	26,789	21,088	0.0%
	Reforma BLN-Backed I — Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	176,189	8/8/08	17,344	13,468	0.0%
	Reforma BLN-Backed I — Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	32,447	8/22/08	3,200	2,480	0.0%
	Residential Funding Mortgage Securities I, 5.738%, due 07/27/37	361,535	4/3/08	259,490	21,842	0.0%
	Salisbury Intl. Investments Ltd. — Series 2006-003 Tranche E, Secured Credit Linked Nts., 3-month USD-LIBOR +4.150%, 07/22/11	300,000	7/12/06	300,000	246,270	0.1%
	Start CLO Ltd., 17.255%, due 06/07/11	320,000	11/29/06	314,136	283,789	0.1%
	UBS AG, Jersey — Ghana (Republic of) Credit Linked Nts., 14.470%, 12/28/11	263,055	12/22/06	288,157	165,357	0.0%
	United Airlines, Inc., 10.400%, due 11/01/16	520,000	10/13/09	535,400	547,950	0.1%
	Wells Fargo Mortgage-Backed Securities Trust, 4.306%, due 07/25/36	133,241	5/5/08	103,135	30,044	0.0%
	Wells Fargo Mortgage-Backed Securities Trust, 5.556%, due 07/25/36	504,423	5/5/08	390,445	109,427	0.0%
	Wells Fargo Mortgage-Backed Securities Trust, 5.605%, due 07/25/36	362,086	5/5/08	280,271	78,842	0.0%
	Willow RE Ltd. Floating Rate Note, 3-month USD-LIBOR +5.125%, 06/16/10, 5.125%, due 06/16/10	430,000	6/8/07	432,168	301,538	0.1%
				$34,061,444	$23,430,933	5.2%
PIMCO Total Return	Foreign Currency Options
	Call Option OTC — Credit Suisse, London USD vs JPY
	Strike @ 104 (JPY) — Exp 03/17/10	3,000,000	3/20/07	$127,785	$6,483	0.0%
	Put Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY) — Exp 03/17/10	3,000,000	3/20/07	127,785	361,377	0.1%
	Call Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10	1,300,000	12/29/09	11,505	(15,370)	0.0%
	Put Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10	1,300,000	12/29/09	9,035	(5,810)	0.0%
	Credit Default Swaps
	CDX.EM.12 Index, receive 5.000%	1,000,000	12/14/09	98,576	106,049	0.0%
	CDX.NA.HY.8 Index (35-100% Tranche), receive 0.401%	962,940	7/17/07	—	797	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17, receive 5.000%	400,000	5/12/09	(446)	8,179	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17, receive 5.000%	1,000,000	4/27/09	(34,163)	53,872	0.0%
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	100,000	12/21/09	741	930	0.0%
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	200,000	12/18/09	1,390	1,861	0.0%
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	100,000	12/21/09	741	930	0.0%
				$342,949	$519,298	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments/ Premiums Received	Value	Percent of Net Assets
Pioneer High Yield	AES Red Oak, LLC, 8.540%, due 11/30/19	764	9/7/08	$840	$766	0.0%
	ION Media Networks, Inc.	2	9/7/08	17,392	—	0.0%
	Sirius XM Radio, Inc.	48	9/7/08	3,648	30	0.0%
				$21,880	$796	0.0%
Templeton Foreign Equity	Rolls-Royce Group PLC — C Shares	26,434,800	1/5/06	$44,734	$42,697	0.0%
				$44,734	$42,697	0.0%

NOTE 13 — LINE OF CREDIT

Effective June 2, 2009, the Portfolios, in addition to certain other Portfolios managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Portfolios. The Portfolios pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Portfolios utilized the line of credit during the period ended December 31, 2009:

Portfolio	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Baron Small Cap Growth	4	$289,500	1.38%
Columbia Small Cap Value	47	1,283,404	1.43
Davis New York Venture	4	1,560,000	1.41
JPMorgan Mid Cap Value	5	8,576,000	1.37
Legg Mason Partners Aggressive Growth	34	1,152,353	1.38
Oppenheimer Global	2	4,410,000	1.50
Oppenheimer Strategic Income	2	2,265,000	1.40
PIMCO Total Return	1	15,010,000	1.38
Pioneer High Yield	52	1,700,115	1.39
T. Rowe Price Diversified Mid Cap Growth	7	1,487,143	1.38

NOTE 14 — REORGANIZATIONS

On September 7, 2008, Pioneer High Yield, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING VP High Yield Bond Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 11 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Portfolio Unrealized Appreciation/ (Depreciation) (000's)	Conversion Ratio
Pioneer	ING VP High
High Yield	Yield Bond Portfolio	$64,847	$153,339	$(11,172)	$(4,398)	0.28

The net assets of Pioneer High Yield after the acquisition were $218,185,642.

On April 27, 2008, Van Kampen Equity and Income and Templeton Foreign Equity, as listed below ("Acquiring Portfolios"), acquired the assets and certain liabilities of ING UBS U.S. Allocation Portfolio and ING JPMorgan International Portfolio, also listed below ("Acquired Portfolios"), respectively, in a tax-free reorganization in exchange for shares of each Acquiring Portfolio, pursuant to a plan of reorganization approved by each Acquired Portfolio's shareholders. The number and value of shares issued by each Acquiring Portfolio are presented in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

Note 11 — Capital Shares. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

Acquiring Portfolios	Acquired Portfolios	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation/ (Depreciation) (000's)	Conversion Ratio
Van Kampen	ING UBS U.S.
Equity and	Allocation
Income	Portfolio	$82,425	$895,993	$—	$(1,836)	0.22
Templeton Foreign Equity	ING JPMorgan International Portfolio	485,926	469,316	—	33,005	0.58

The net assets of Van Kampen Equity and Income and Templeton Foreign Equity after the acquisitions were $978,418,126 and $955,242,378, respectively.

NOTE 15 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Terminated Investment Contracts. During the year ended December 31, 2008, Lehman Brothers Holdings, Inc. ("LBHI") and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During that period, Oppenheimer Strategic Income had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Oppenheimer Strategic Income terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of pursuing claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTE 16 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 16 — SECURITIES LENDING (continued)

Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, and throughout the period covered by this report, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The Portfolios agreed, to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios' continued lending of securities. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
American Century Small-Mid Cap Value	$4,523,617	$4,706,202
JPMorgan Mid Cap Value	4,567,540	4,687,915
Legg Mason Partners Aggressive Growth	1,927,165	1,997,628
Oppenheimer Global	17,925,899	20,998,850
Oppenheimer Strategic Income	5,817,282	5,952,640
PIMCO Total Return	9,243,141	9,364,484
T. Rowe Price Diversified Mid Cap Growth	30,233,019	31,267,768
T. Rowe Price Growth Equity	7,947,653	8,362,725
Thornburg Value	2,893,948	3,031,803
UBS U.S. Large Cap Equity	1,103,256	1,136,750
Van Kampen Comstock	4,566,671	5,013,595

* Cash Collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolios' Portfolio of Investments.

NOTE 17 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short- term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$—	$(127,461)	$127,461
Baron Asset	(37,083)	35,461	1,622
Baron Small Cap Growth	(4,089,516)	4,079,269	10,247
Columbia Small Cap Value	—	(371,079)	371,079
Davis New York Venture	—	(48,389)	48,389
JPMorgan Mid Cap Value	—	(222,602)	222,602
Legg Mason Partners Aggressive Growth	(716,362)	741,650	(25,288)
Oppenheimer Global	—	3,341,225	(3,341,225)
Oppenheimer Strategic Income	—	(5,248,244)	5,248,244
PIMCO Total Return	—	8,475,567	(8,475,567)
Pioneer High Yield	(1,198,181)	279,897	918,284
T. Rowe Price Diversified Mid Cap Growth	—	(4,454)	4,454
T. Rowe Price Growth Equity	—	(58,261)	58,261
Templeton Foreign Equity	—	(24,769)	24,769
Thornburg Value	(29,495,368)	(98,828)	29,594,196
UBS U.S. Large Cap Equity	—	9,866	(9,866)
Van Kampen Equity and Income	—	(1,578)	1,578

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 17 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
American Century Small-Mid Cap Value	$1,612,563	$—	$9,053,365	$3,101,132	$—
Baron Asset	—	—	—	146,044	—
Baron Small Cap Growth	—	—	—	19,089,164	—
Columbia Small Cap Value	4,830,510	—	2,896,771	2,052,699	—
Davis New York Venture	2,934,979	—	4,561,240	3,662,022	—
JPMorgan Mid Cap Value	2,752,613	3,205,983	5,228,811	19,881,171	—
Oppenheimer Global	34,288,307	25,396,221	46,091,386	156,637,736	—
Oppenheimer Strategic Income	17,500,385	—	33,804,028	2,275,989	—
PIMCO Total Return	33,533,236	11,780,452	24,536,591	4,332,469	—
Pioneer High Yield	14,478,661	—	17,062,041	708,937	—
T. Rowe Price Diversified Mid Cap Growth	2,498,706	—	28,290,755	103,251,077	—
T. Rowe Price Growth Equity	1,124,967	—	23,172,886	84,672,583	1,365,035
Templeton Foreign Equity	—	—	18,363,765	—	—
Thornburg Value	3,498,392	—	1,832,378	—	—
UBS U.S. Large Cap Equity	2,340,640	—	9,038,324	—	—
Van Kampen Comstock	7,073,003	—	40,591,710	44,732,957	—
Van Kampen Equity and Income	13,845,411	—	51,853,055	42,580,783	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
American Century Small-Mid Cap Value	$1,813,934	$5,744,040	$(40,324)	$(63,036)	$(8,321,424)	2016
					(8,953,193)	2017
					$(17,274,617)
Baron Asset	—	(67,618)	(65,400)	—	$(907,070)	2016
					(820,634)	2017
					$(1,727,704)
Baron Small Cap Growth	—	161,380,653	—	—	$(141,956,587)	2016
					(15,294,592)	2017
					$(157,251,179)
Columbia Small Cap Value	2,719,427	19,208,470	—	—	$(23,211,785)	2016
					(95,750,634)	2017
					$(118,962,419)
Davis New York Venture	2,263,182	13,232,658	—	—	$(23,366,240)	2016
					(57,895,293)	2017
					$(81,261,533)
JPMorgan Mid Cap Value	357,303	3,114,616	(4,723,597)	—	$(28,762,183)	2017
Legg Mason Partners Aggressive Growth	—	18,187,390	—	—	$(173,495,258)	2010
Oppenheimer Global	25,907,128	64,385,687	—	(53,648)	$(64,660,749)	2017
Oppenheimer Strategic Income	14,792,864	(5,190,787)	—	—	$(13,743,982)	2016
					(20,807,962)	2017
					$(34,551,944)
PIMCO Total Return	37,881,574	1,617,779	—	—	—	—
Pioneer High Yield	436,393	11,314,064	—	—	$(436,910)	2013
					(6,878,115)	2015
					(7,335,080)	2016
					(23,259,623)	2017
					$(37,909,728)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 17 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
T. Rowe Price Diversified Mid Cap Growth	$431,213	$(1,676,899)	$—	$—	$(15,259,639)	2016
					(21,761,980)	2017
					$(37,021,619)
T. Rowe Price Growth Equity	357,407	153,037,242	—	—	$(104,261,565)	2016
					(107,754,093)	2017
					$(212,015,658)
Templeton Foreign Equity	12,845,754	1,961,307	—	—	$(33,953,300)	2016
					(133,709,136)	2017
					$(167,662,436)
Thornburg Value	4,654,763	19,013,543	—	—	$(113,367,765)	2010
					(43,249,649)	2016
					(26,137,641)	2017
					$(182,755,055)
UBS U.S. Large Cap Equity	326,086	18,370,127	—	—	$(34,168,348)	2010
					(39,939,281)	2016
					(84,654,342)	2017
					$(158,761,971)
Van Kampen Comstock	1,261,466	(4,698,819)	—	—	$(127,209,086)	2016
					(130,908,420)	2017
					$(258,117,506)
Van Kampen Equity and Income	2,817,785	59,488,900	—	—	$(67,673,250)	2016
					(31,391,642)	2017
					$(99,064,892)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2009, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class ADV	$0.0499	February 1, 2010	Daily
Class I	$0.0544	February 1, 2010	Daily
Class S	$0.0522	February 1, 2010	Daily

Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee for Baron Small Cap Growth, Oppenheimer Global, Oppenheimer Strategic Income and Pioneer High Yield have been modified.

Effective January 1, 2010, the expense limitation side agreement for Van Kampen Comstock Class ADV, Class I and Class S has been extended until December 31, 2010.

On January 7, 2010, the Board approved Legg Mason Partners Aggressive Growth to be renamed on or about April 30, 2010 as ING Legg Mason ClearBridge Aggressive Growth Portfolio.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AMERICAN CENTURY  PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 89.8%
		Advertising: 0.2%
16,500		Harte-Hanks, Inc.	$177,870
			177,870
		Aerospace/Defense: 1.6%
5,200	@	AAR Corp.	119,496
10,900		Curtiss-Wright Corp.	341,388
3,100	@	Esterline Technologies Corp.	126,387
9,000		Kaman Corp.	207,810
10,600	@	Moog, Inc.	309,838
6,400		Northrop Grumman Corp.	357,440
7,200	@	Orbital Sciences Corp.	109,872
4,600		Triumph Group, Inc.	221,950
			1,794,181
		Airlines: 0.5%
3,000	@	Alaska Air Group, Inc.	103,680
2,200	@	Allegiant Travel Co.	103,774
20,200	@	JetBlue Airways Corp.	110,090
5,900		Skywest, Inc.	99,828
13,519		Southwest Airlines Co.	154,522
			571,894
		Apparel: 0.4%
22,700	@	CROCS, Inc.	130,525
3,400	@	Skechers USA, Inc.	99,994
5,100	I	Weyco Group, Inc.	120,564
6,000		Wolverine World Wide, Inc.	163,320
			514,403
		Auto Parts & Equipment: 0.5%
4,800	@	ATC Technology Corp.	114,480
8,165		Cooper Tire & Rubber Co.	163,708
9,400	@	Dana Holding Corp.	101,896
1,500	@	Lear Corp.	101,460
11,300	@	Standard Motor Products, Inc.	96,276
			577,820
		Banks: 6.4%
5,600	I,L	American National Bankshares I	122,640
12,800	L	Associated Banc-Corp.	140,928
32,200		Boston Private Financial Holdings, Inc.	185,794
4,200	I,L	Cass Information Systems, Inc.	127,680
4,900		City National Corp.	223,440
15,249		Commerce Bancshares, Inc.	590,441
2,700		Cullen/Frost Bankers, Inc.	135,000
12,200		CVB Financial Corp.	105,408
8,500		East-West Bancorp., Inc.	134,300
600		First Citizens BancShares, Inc.	98,406
9,400		First Midwest Bancorp., Inc.	102,366
8,500		FirstMerit Corp.	171,190
14,700		FNB Corp.	99,813
40,800	L	Fulton Financial Corp.	355,776
14,800	I,L	Hampton Roads Bankshares, Inc.	25,604
14,000	I	Heritage Financial Corp.	192,920
43,500		Huntington Bancshares, Inc.	158,775
2,100		IBERIABANK Corp.	113,001
28,100		Keycorp	155,955
8,300		Lakeland Financial Corp.	143,175
55,700		Marshall & Ilsley Corp.	303,565
5,200		MB Financial Corp.	102,544
4,300	I,L	National Bankshares, Inc.	121,647

Shares			Value
28,105		Northern Trust Corp.	$1,472,702
13,500		Old National Bancorp.	167,805
10,600		Pacific Continental Corp.	121,264
5,600		State Street Corp.	243,824
28,800		Sterling Bancshares, Inc.	147,744
14,500	L	TCF Financial Corp.	197,490
4,800		Trustmark Corp.	108,192
7,200	L	United Bankshares, Inc.	143,784
15,930	I,L	Washington Banking Co.	190,204
9,100		Webster Financial Corp.	108,017
45,400		Whitney Holding Corp.	413,594
10,000		Wilmington Trust Corp.	123,400
7,500	L	Zions Bancorp.	96,225
			7,444,613
		Beverages: 0.5%
3,800	@	Boston Beer Co., Inc.	177,080
8,500		Coca-Cola Enterprises, Inc.	180,200
4,541		Farmer Bros Co.	89,639
3,500		Pepsi Bottling Group, Inc.	131,250
			578,169
		Biotechnology: 0.3%
3,400	@	Martek Biosciences Corp.	64,396
13,446	@	Talecris Biotherapeutics Holdings Corp.	299,442
			363,838
		Building Materials: 0.8%
6,500		Apogee Enterprises, Inc.	91,000
10,700		Comfort Systems USA, Inc.	132,038
21,100	@	Louisiana-Pacific Corp.	147,278
23,400	I	LSI Industries, Inc.	184,392
8,300		Simpson Manufacturing Co., Inc.	223,187
3,800		Texas Industries, Inc.	132,962
			910,857
		Chemicals: 2.1%
7,200		Arch Chemicals, Inc.	222,336
7,200		Cytec Industries, Inc.	262,224
18,700		Ferro Corp.	154,088
6,800		HB Fuller Co.	154,700
3,391		International Flavors & Fragrances, Inc.	139,506
7,800	@,L	Intrepid Potash, Inc.	227,526
7,200	@,L	Kraton Performance Polymers, Inc.	97,632
7,105		Minerals Technologies, Inc.	387,009
11,300		Olin Corp.	197,976
4,100	@	OM Group, Inc.	128,699
6,200		Schulman A, Inc.	125,116
6,300		Sensient Technologies Corp.	165,690
16,000	@	Solutia, Inc.	203,200
			2,465,702
		Commercial Services: 2.1%
4,800		Aaron Rents, Inc.	133,104
5,000		ABM Industries, Inc.	103,300
5,900		Arbitron, Inc.	138,178
5,200		Automatic Data Processing, Inc.	222,664
11,100		CDI Corp.	143,745
18,900	@,L	Corinthian Colleges, Inc.	260,253
3,100	L	Heidrick & Struggles International, Inc.	96,844
5,000		Interactive Data Corp.	126,500

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Commercial Services (continued)
5,500	@	Korn/Ferry International	$90,750
11,100	@	Lincoln Educational Services Corp.	240,537
6,900	@	MPS Group, Inc.	94,806
15,800		Pharmaceutical Product Development, Inc.	370,352
9,500	@	Rent-A-Center, Inc.	168,340
5,400		Total System Services, Inc.	93,258
2,200		Watson Wyatt Worldwide, Inc.	104,544
			2,387,175
		Computers: 1.7%
3,400	@	CACI International, Inc.	166,090
63,900	@	Cadence Design Systems, Inc.	382,761
15,578		Diebold, Inc.	443,194
16,100	@,L	Electronics for Imaging	209,461
3,400	@	Lexmark International, Inc.	88,332
16,600	@	NCR Corp.	184,758
13,500	@	Radiant Systems, Inc.	140,400
7,800	@	Silicon Graphics International Corp.	54,678
3,600	@	SYKES Enterprises, Inc.	91,692
10,100	@	Synopsys, Inc.	225,028
			1,986,394
		Cosmetics/Personal Care: 0.2%
15,700		Inter Parfums, Inc.	191,069
			191,069
		Distribution/Wholesale: 1.0%
4,600	@	Core-Mark Holding Co., Inc.	151,616
19,159		Genuine Parts Co.	727,276
2,300	@	Tech Data Corp.	107,318
4,700	@,L	Wesco International, Inc.	126,947
			1,113,157
		Diversified Financial Services: 1.1%
11,000	@	AllianceBernstein Holding LP	309,100
5,566		Ameriprise Financial, Inc.	216,072
7,400	@	Artio Global Investors, Inc.	188,626
15,200		Calamos Asset Management, Inc.	175,256
6,800	@	Investment Technology Group, Inc.	133,960
11,800	@	Pzena Investment Management, Inc.	96,052
20,500	@	TradeStation Group, Inc.	161,745
			1,280,811
		Electric: 5.8%
4,145		Ameren Corp.	115,853
2,434		American Electric Power Co., Inc.	84,679
7,900		Avista Corp.	170,561
5,400		Black Hills Corp.	143,802
7,900		Central Vermont Public Service Corp.	164,320
3,561		Cleco Corp.	97,322
4,100		Empire District Electric Co.	76,793
22,551		Great Plains Energy, Inc.	437,264
27,751		Idacorp, Inc.	886,644
4,200		MDU Resources Group, Inc.	99,120
14,496		Northeast Utilities	373,852
5,000		NorthWestern Corp.	130,100
4,200		Pacific Gas & Electric Co.	187,530
17,900	@	Pike Electric Corp.	166,112

Shares			Value
44,315		Portland General Electric Co.	$904,469
6,400		Unitil Corp.	147,072
44,978		Westar Energy, Inc.	976,922
23,284		Wisconsin Energy Corp.	1,160,242
20,835		Xcel Energy, Inc.	442,119
			6,764,776
		Electrical Components & Equipment: 1.8%
8,200		Belden CDT, Inc.	179,744
5,800		Emerson Electric Co.	247,080
7,700		Encore Wire Corp.	162,239
3,200	@,L	General Cable Corp.	94,144
12,955		Hubbell, Inc.	612,772
2,800	@	Littelfuse, Inc.	90,020
33,389		Molex, Inc.	719,533
			2,105,532
		Electronics: 2.0%
3,900		Analogic Corp.	150,189
6,518		AVX Corp.	82,583
8,000	I	Bel Fuse, Inc.	171,920
11,900	@	Benchmark Electronics, Inc.	225,029
4,800		Brady Corp.	144,048
4,600	@	Coherent, Inc.	136,758
2,600	@	Cymer, Inc.	99,788
16,800	@	Electro Scientific Industries, Inc.	181,776
5,000	@	II-VI, Inc.	159,000
12,700		Methode Electronics, Inc.	110,236
5,800		Park Electrochemical Corp.	160,312
9,633	@	Rogers Corp.	291,976
3,500	@	Thomas & Betts Corp.	125,265
5,600	@	TTM Technologies, Inc.	64,568
21,100	@	Vishay Intertechnology, Inc.	176,185
982		Woodward Governor Co.	25,306
			2,304,939
		Engineering & Construction: 1.0%
8,200	@	EMCOR Group, Inc.	220,580
14,900		Granite Construction, Inc.	501,534
5,400		KBR, Inc.	102,600
12,300	@	Khd Humboldt Wedag International	167,403
13,500	@	Mistras Group, Inc.	203,310
			1,195,427
		Entertainment: 1.0%
2,100	@	Bally Technologies, Inc.	86,709
21,817		International Speedway Corp.	620,694
27,588		Speedway Motorsports, Inc.	486,101
			1,193,504
		Environmental Control: 2.7%
16,800		American Ecology Corp.	286,272
60,664		IESI-BFC Ltd.	971,837
28,017		Republic Services, Inc.	793,161
30,332		Waste Management, Inc.	1,025,525
			3,076,795
		Food: 4.0%
4,900	@	American Italian Pasta Co.	170,471
10,700		B&G Foods, Inc.	98,226
22,200		Campbell Soup Co.	750,360
44,278	S	ConAgra Foods, Inc.	1,020,608

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Food (continued)
2,312		Corn Products International, Inc.	$67,580
7,500		Hershey Co.	268,425
19,500		HJ Heinz Co.	833,820
4,600		Kellogg Co.	244,720
18,300		Kraft Foods, Inc.	497,394
1,900	@	Ralcorp Holdings, Inc.	113,449
4,700		Ruddick Corp.	120,931
6,300	@	Seneca Foods Corp.	150,381
8,200		Weis Markets, Inc.	298,152
			4,634,517
		Forest Products & Paper: 0.3%
10,800		Glatfelter	131,220
5,167		Weyerhaeuser Co.	222,904
			354,124
		Gas: 1.0%
3,100		Chesapeake Utilities Corp.	99,355
5,500		Nicor, Inc.	231,550
21,891		Southwest Gas Corp.	624,550
6,800		WGL Holdings, Inc.	228,072
			1,183,527
		Hand/Machine Tools: 0.5%
7,400		Kennametal, Inc.	191,808
4,200		Lincoln Electric Holdings, Inc.	224,532
2,500		Regal-Beloit Corp.	129,850
			546,190
		Healthcare-Products: 2.8%
5,901		Beckman Coulter, Inc.	386,161
34,100	@	Boston Scientific Corp.	306,900
5,000	@	CareFusion Corp.	125,050
4,400	@	Conmed Corp.	100,320
2,000		Covidien PLC	95,780
32,400	@,I	Cutera, Inc.	275,724
9,000	@	Patterson Cos., Inc.	251,820
47,124	@	Symmetry Medical, Inc.	379,819
6,900	I	Utah Medical Products, Inc.	202,308
26,800	I	Young Innovations, Inc.	664,104
4,200	@	Zimmer Holdings, Inc.	248,262
6,200	@	Zoll Medical Corp.	165,664
			3,201,912
		Healthcare-Services: 2.5%
36,500	@,L	Alliance Imaging, Inc.	208,415
3,200	@	Almost Family, Inc.	126,496
5,600	@	AMERIGROUP Corp.	150,976
10,100	@	Amsurg Corp.	222,402
7,500	@	Assisted Living Concepts, Inc.	197,775
7,400	@	Kindred Healthcare, Inc.	136,604
22,300	@	LifePoint Hospitals, Inc.	724,973
10,900	@	Magellan Health Services, Inc.	443,957
8,400	I	National Healthcare Corp.	303,324
20,286	@	Select Medical Holdings Corp.	215,437
12,700	@,I	US Physical Therapy, Inc.	215,011
			2,945,370
		Home Builders: 0.2%
10,000	@	M/I Homes, Inc.	103,900
2,400		MDC Holdings, Inc.	74,496
			178,396

Shares			Value
		Household Products/Wares: 1.8%
5,622		CSS Industries, Inc.	$109,292
17,200		Fortune Brands, Inc.	743,040
3,800	@	Helen of Troy Ltd.	92,948
12,523		Kimberly-Clark Corp.	797,840
17,100	@	Prestige Brands Holdings, Inc.	134,406
5,100		WD-40 Co.	165,036
			2,042,562
		Insurance: 9.2%
13,800		ACE Ltd.	695,520
19,900		Allstate Corp.	597,796
10,800		American Equity Investment Life Holding Co.	80,352
36,600		AON Corp.	1,403,244
6,300		Aspen Insurance Holdings Ltd.	160,335
6,000		Assured Guaranty Ltd.	130,560
9,800	I,L	Baldwin & Lyons, Inc.	241,178
22,600		Chubb Corp.	1,111,468
4,500		Delphi Financial Group	100,665
13,200		Erie Indemnity Co.	515,064
5,300		Hanover Insurance Group, Inc.	235,479
38,937		HCC Insurance Holdings, Inc.	1,089,068
79,176		Marsh & McLennan Cos., Inc.	1,748,207
7,300		Max Re Capital Ltd.	162,790
13,400	I	Mercer Insurance Group, Inc.	243,478
7,100		Platinum Underwriters Holdings Ltd.	271,859
35,440	L	PMI Group, Inc.	89,309
4,400	@	ProAssurance Corp.	236,324
6,515		Transatlantic Holdings, Inc.	339,497
12,400		Travelers Cos., Inc.	618,264
7,400		United Fire & Casualty Co.	134,902
6,800		Unitrin, Inc.	149,940
6,200		Validus Holdings Ltd.	167,028
6,000		Zenith National Insurance Corp.	178,560
			10,700,887
		Internet: 0.5%
8,400	@	IAC/InterActiveCorp	172,032
25,800	@	RealNetworks, Inc.	95,718
20,200	@	S1 Corp.	131,704
17,500	@	TIBCO Software, Inc.	168,525
			567,979
		Investment Companies: 1.0%
23,200		Apollo Investment Corp.	221,096
29,400		Ares Capital Corp.	366,030
9,500		Fifth Street Finance Corp	102,030
31,800	@	MCG Capital Corp.	137,376
15,900		PennantPark Investment Corp.	141,828
17,127	L	Prospect Capital Corp.	202,270
			1,170,630
		Iron/Steel: 0.2%
3,800		Carpenter Technology Corp.	102,410
8,000		Mesabi Trust	102,400
			204,810
		Lodging: 0.1%
5,023	@	Hyatt Hotels Corp.	149,736
			149,736

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Machinery-Diversified: 1.1%
44,972	@,I	Altra Holdings, Inc.	$555,404
3,400		IDEX Corp.	105,910
6,000	@	Kadant, Inc.	95,760
12,100		Robbins & Myers, Inc.	284,592
2,500		Wabtec Corp.	102,100
4,300	@	Zebra Technologies Corp.	121,948
			1,265,714
		Media: 1.5%
27,000		Belo Corp.	146,880
26,800	@	Entercom Communications Corp.	189,476
92,100	@,I	Entravision Communications Corp.	313,140
32,400	@	EW Scripps Co.	225,504
7,500		Gannett Co., Inc.	111,375
45,436		Journal Communications, Inc.	176,746
39,117	@	Lin TV Corp.	174,462
49,600	L	McClatchy Co.	175,584
23,800		Sinclair Broadcast Group, Inc.	95,914
3,900	I	Value Line, Inc.	97,929
			1,707,010
		Metal Fabricate/Hardware: 2.2%
9,200		Commercial Metals Co.	143,980
8,700		Haynes International, Inc.	286,839
23,634		Kaydon Corp.	845,152
8,600	I	Lawson Products	151,790
19,700		Mueller Industries, Inc.	489,348
54,100		Mueller Water Products, Inc.	281,320
6,900	@	RBC Bearings, Inc.	167,877
6,400	@	RTI International Metals, Inc.	161,088
			2,527,394
		Mining: 1.1%
6,800	@	Brush Engineered Materials, Inc.	126,072
7,500	@,L	Coeur d'Alene Mines Corp.	135,450
10,600	@	Globe Specialty Metals, Inc.	99,640
2,200		Kaiser Aluminum Corp.	91,564
6,324		Newmont Mining Corp.	299,188
2,800		Royal Gold, Inc.	131,880
6,200		Vulcan Materials Co.	326,554
			1,210,348
		Miscellaneous Manufacturing: 1.4%
13,200		Actuant Corp.	244,596
2,800		Acuity Brands, Inc.	99,792
10,700		Barnes Group, Inc.	180,830
10,300		Brink's Co.	250,702
7,700	@	Ceradyne, Inc.	147,917
4,900		Dover Corp.	203,889
6,100		Freightcar America, Inc.	120,963
11,700	@	Griffon Corp.	142,974
4,200		Pentair, Inc.	135,660
7,200		Tredegar Corp.	113,904
			1,641,227
		Office/Business Equipment: 0.6%
32,500		Pitney Bowes, Inc.	739,700
			739,700
		Oil & Gas: 5.3%
2,868		Apache Corp.	295,892
3,400		Berry Petroleum Co.	99,110
7,400	@	Bill Barrett Corp.	230,214

Shares			Value
2,500		EOG Resources, Inc.	$243,250
14,486		EQT Corp.	636,225
17,000	@	Forest Oil Corp.	378,250
23,500		Frontier Oil Corp.	282,940
7,900	@	GMX Resources, Inc.	108,546
4,600	@,L	Goodrich Petroleum Corp.	112,010
2,200		Helmerich & Payne, Inc.	87,736
34,400		Imperial Oil Ltd.	1,337,385
26,100	@	Mariner Energy, Inc.	303,021
7,300		Murphy Oil Corp.	395,660
8,000		Noble Energy, Inc.	569,760
8,200		Penn Virginia Corp.	174,578
7,400	@	Rosetta Resources, Inc.	147,482
2,800		St. Mary Land & Exploration Co.	95,872
3,100	@	Unit Corp.	131,750
41,200		W&T Offshore, Inc.	482,040
			6,111,721
		Oil & Gas Services: 1.0%
3,700		Baker Hughes, Inc.	149,776
12,200		BJ Services Co.	226,920
13,900	@	Global Industries Ltd.	99,107
11,500	@	Helix Energy Solutions Group, Inc.	135,125
15,800	@	Key Energy Services, Inc.	138,882
1,500		Lufkin Industries, Inc.	109,800
13,900	@	North American Energy Partners, Inc.	100,914
7,600	@	Superior Energy Services	184,604
			1,145,128
		Packaging & Containers: 1.0%
19,883	S	Bemis Co.	589,531
1,800		Silgan Holdings, Inc.	104,184
17,300		Sonoco Products Co.	506,025
			1,199,740
		Pharmaceuticals: 0.8%
7,000		Biovail Corp.	97,720
8,300		Cardinal Health, Inc.	267,592
8,500	@	Endo Pharmaceuticals Holdings, Inc.	174,335
3,900	@	Par Pharmaceutical Cos., Inc.	105,534
2,300		Perrigo Co.	91,632
17,300	@,I	Schiff Nutrition International, Inc.	135,286
			872,099
		Real Estate: 0.1%
20,600	@,I	HFF, Inc.	128,750
			128,750
		Retail: 6.1%
16,600		Bebe Stores, Inc.	104,082
8,100	@	Big Lots, Inc.	234,738
3,000	@	BJ's Wholesale Club, Inc.	98,130
4,700		Bob Evans Farms, Inc.	136,065
9,500		Burger King Holdings, Inc.	178,790
11,000	@,L	Cabela's, Inc.	156,860
1,886		Casey's General Stores, Inc.	60,201
5,600		Cato Corp.	112,336
19,100	@	CEC Entertainment, Inc.	609,672
5,800	@	Childrens Place Retail Stores, Inc.	191,458
27,238		Christopher & Banks Corp.	207,554
25,800	@	Coldwater Creek, Inc.	115,068
4,600	@,L	Dress Barn, Inc.	106,260

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Retail (continued)
10,400		Family Dollar Stores, Inc.	$289,432
22,100		Finish Line	277,355
8,700		Foot Locker, Inc.	96,918
13,000		Fred's, Inc.	132,600
6,100	@	Genesco, Inc.	167,506
21,700	@	HOT Topic, Inc.	138,012
8,500	@	Jack in the Box, Inc.	167,195
44,600		Lowe's Cos., Inc.	1,043,194
5,000		Men's Wearhouse, Inc.	105,300
18,600	@,I	PC Connection, Inc.	125,550
15,800		PEP Boys-Manny Moe & Jack	133,668
17,500		Petsmart, Inc.	467,075
4,600		RadioShack Corp.	89,700
17,100	@	Red Robin Gourmet Burgers, Inc.	306,090
8,500		Regis Corp.	132,345
14,400	@	Ruby Tuesday, Inc.	103,680
2,800	@	Rue21, Inc.	78,652
13,200	I	Sport Supply Group, Inc.	166,188
9,400		Stage Stores, Inc.	116,184
5,200		Target Corp.	251,524
4,721	@	Vitamin Shoppe, Inc.	104,995
74,500	@	Wet Seal, Inc.	257,025
			7,061,402
		Savings & Loans: 1.8%
16,700		Brookline Bancorp., Inc.	165,497
20,700	I	First Financial Northwest, Inc.	135,585
20,600		First Niagara Financial Group, Inc.	286,546
9,900		Flushing Financial Corp.	111,474
25,100		Hudson City Bancorp., Inc.	344,623
13,300	I	K-Fed Bancorp	116,907
14,819		Northwest Bancshares, Inc.	167,751
30,578		People's United Financial, Inc.	510,653
9,500		Provident Financial Services, Inc.	101,175
8,700		Washington Federal, Inc.	168,258
			2,108,469
		Semiconductors: 2.4%
36,600		Applied Materials, Inc.	510,204
7,700		Cohu, Inc.	107,415
44,700	@	Emulex Corp.	487,230
20,600	@	Integrated Device Technology, Inc.	133,282
11,900		Intersil Corp.	182,546
1,500		KLA-Tencor Corp.	54,240
44,600	@	Mattson Technology, Inc.	159,668
10,000	@	MEMC Electronic Materials, Inc.	136,200
5,400	@	MKS Instruments, Inc.	94,014
7,200	@	Rudolph Technologies, Inc.	48,384
13,300	@,L	Sigma Designs, Inc.	142,310
3,000	@	Varian Semiconductor Equipment Associates, Inc.	107,640
43,200	@	Verigy Ltd.	555,984
9,900	@	Zoran Corp.	109,395
			2,828,512
		Software: 1.6%
11,900	@	Aspen Technology, Inc.	116,620
17,800	@	Compuware Corp.	128,694
4,900		IMS Health, Inc.	103,194
16,300	@	Lawson Software, Inc.	108,395
35,000	@	Parametric Technology Corp.	571,900
9,300	@	Sybase, Inc.	403,620

Shares			Value
36,200	@	THQ, Inc.	$182,448
22,250	@,I	Ulticom, Inc.	213,711
			1,828,582
		Telecommunications: 2.2%
3,100	@	Anixter International, Inc.	146,010
2,836	@,I	Atheros Communications, Inc.	97,105
19,896		BCE, Inc.	551,562
3,200		Black Box Corp.	90,688
20,646		CenturyTel, Inc.	747,592
21,889		Iowa Telecommunications Services, Inc.	366,860
3,900	@	NeuStar, Inc.	89,856
11,900	@	Novatel Wireless, Inc.	94,843
37,678	@	OpNext, Inc.	71,588
3,000		Plantronics, Inc.	77,940
7,200	@	Polycom, Inc.	179,784
			2,513,828
		Toys/Games/Hobbies: 0.3%
8,300	@	Jakks Pacific, Inc.	100,596
9,600		Mattel, Inc.	191,808
6,900	@	RC2 Corp.	101,775
			394,179
		Transportation: 1.3%
3,200		Arkansas Best Corp.	94,176
3,600	@	Bristow Group, Inc.	138,420
71,400		DHT Maritime, Inc.	262,752
13,900	@	Diana Shipping, Inc.	201,272
5,300	@,L	Genco Shipping & Trading Ltd.	118,614
10,600		Heartland Express, Inc.	161,862
4,600	@	HUB Group, Inc.	123,418
4,400	L	Nordic American Tanker Shipping	132,000
3,500	@	Old Dominion Freight Line	107,450
12,300		UTI Worldwide, Inc.	176,136
1,712		Werner Enterprises, Inc.	33,880
			1,549,980
		Trucking & Leasing: 0.1%
3,900		GATX Corp.	112,125
			112,125
		Water: 0.1%
8,900	I	Artesian Resources Corp.	162,959
			162,959
Total Common Stock (Cost $90,766,162)			103,988,433
REAL ESTATE INVESTMENT TRUSTS: 3.2%
		Diversified: 0.1%
3,600		Washington Real Estate Investment Trust	99,180
			99,180
		Health Care: 0.6%
6,100		Healthcare Realty Trust, Inc.	130,906
9,700		Medical Properties Trust, Inc.	97,000
4,400		National Health Investors, Inc.	162,756
7,700		Omega Healthcare Investors, Inc.	149,765
4,400		Senior Housing Properties Trust	96,228
			636,655

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Hotels: 0.4%
40,642		Host Hotels & Resorts, Inc.	$474,292
			474,292
		Mortgage: 0.8%
9,000		Capstead Mortgage Corp.	122,850
99,200		Chimera Investment Corp.	384,896
5,000		Hatteras Financial Corp.	139,800
42,200		MFA Mortgage Investments, Inc.	310,170
			957,716
		Office Property: 0.8%
4,064		Boston Properties, Inc.	272,572
15,985		Government Properties Income Trust	367,335
9,300		Highwoods Properties, Inc.	310,155
			950,062
		Shopping Centers: 0.1%
11,200		Inland Real Estate Corp.	91,280
4,785		Urstadt Biddle Properties, Inc.	73,067
			164,347
		Single Tenant: 0.2%
3,300		Getty Realty Corp.	77,649
4,600		National Retail Properties, Inc.	97,612
			175,261
		Warehouse/Industrial: 0.2%
34,100		DCT Industrial Trust, Inc.	171,182
			171,182
Total Real Estate Investment Trusts (Cost $2,910,548)			3,628,695
EXCHANGE-TRADED FUNDS: 2.5%
		Exchange-Traded Funds: 2.5%
16,200	L	iShares Russell 2000 Index Fund	1,008,612
10,200	L	iShares Russell 2000 Value Index Fund	592,008
34,800		iShares Russell Midcap Value Index Fund	1,286,904
Total Exchange-Traded Funds (Cost $2,688,773)			2,887,524
PREFERRED STOCK: 2.7%
		Agriculture: 0.2%
202	P	Universal Corp.	219,726
			219,726
		Banks: 0.1%
102		Huntington Bancshares, Inc.	87,720
			87,720
		Insurance: 1.4%
31,200	I	Aspen Insurance Holdings Ltd.	1,638,624
980	P	Odyssey Re Holdings Corp.	24,549
			1,663,173
		Leisure Time: 0.2%
1,600	#,P,I	Callaway Golf Co.	197,200
			197,200

Shares			Value
		Media: 0.1%
75	#,I	LodgeNet Interactive Corp.	$112,500
			112,500
		Real Estate: 0.7%
3,300		Digital Realty Trust, Inc.	101,475
6,000	I,L	Entertainment Properties	149,220
2,900	I	Lexington Realty Trust	98,513
11,200	P,I	National Retail Properties	269,500
8,200	P,I	PS Business Parks, Inc.	206,794
			825,502
Total Preferred Stock (Cost $2,729,934)			3,105,821
Total Long-Term Investments (Cost $99,095,417)			113,610,473
SHORT-TERM INVESTMENTS: 6.0%

	Affiliated Mutual Fund: 2.0%
2,365,043	ING Institutional Prime Money Market Fund - Class I	2,365,043
Total Mutual Fund (Cost $2,365,043)		2,365,043

Principal Amount			Value
		Securities Lending Collateralcc: 4.0%
$4,555,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$4,555,000
151,202	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	120,962
Total Securities Lending Collateral (Cost $4,706,202)			4,675,962
Total Short-Term Investments (Cost $7,071,245)			7,041,005

Total Investments in Securities (Cost $106,166,662)*	104.2%	$120,651,478
Other Assets and Liabilities - Net	(4.2)	(4,885,207)
Net Assets	100.0%	$115,766,271

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $114,907,639.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,762,968
Gross Unrealized Depreciation	(2,019,129)
Net Unrealized Appreciation	$5,743,839

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$103,988,433	$—	$—	$103,988,433
Real Estate Investment Trusts	3,628,695	—	—	3,628,695
Exchange-Traded Funds	2,887,524	—	—	2,887,524
Preferred Stock	—	3,105,821	—	3,105,821
Short-Term Investments	6,920,043	—	120,962	7,041,005
Total Investments, at value	$117,424,695	$3,105,821	$120,962	$120,651,478
Other Financial Instruments+:
Forward foreign currency contracts	$—	$15,892	$—	$15,892
Total Assets	$117,424,695	$3,121,713	$120,962	$120,667,370

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$120,962	$—	$120,962
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$120,962	$—	$120,962

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation
Canadian Dollar CAD 2,183,334	SELL	01/29/10	2,103,567	2,087,675	$15,892
					$15,892

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15,892
Total Asset Derivatives		$15,892

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$(61,809)
Total	$(61,809)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$21,932
Total	$21,932

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 97.5%
		Advertising: 1.7%
4,700	@	Lamar Advertising Co.	$146,123
			146,123
		Apparel: 2.7%
2,900		Polo Ralph Lauren Corp.	234,842
			234,842
		Biotechnology: 0.9%
1,060	@	Millipore Corp.	76,691
			76,691
		Chemicals: 2.4%
1,790		Airgas, Inc.	85,204
2,900		Ecolab, Inc.	129,282
			214,486
		Commercial Services: 12.1%
4,350		DeVry, Inc.	246,776
2,330		Equifax, Inc.	71,974
9,010	@	Gartner, Inc.	162,540
1,100	@	Morningstar, Inc.	53,174
4,940	@	Quanta Services, Inc.	102,950
4,850		Ritchie Brothers Auctioneers, Inc.	108,786
3,000		Robert Half International, Inc.	80,190
7,280	@	SAIC, Inc.	137,883
3,080	@	Verisk Analytics, Inc.	93,262
			1,057,535
		Computers: 0.2%
400	@	IHS, Inc.	21,924
			21,924
		Distribution/Wholesale: 2.2%
4,550		Fastenal Co.	189,462
			189,462
		Diversified Financial Services: 9.5%
1,000	@	AllianceBernstein Holding LP	28,100
17,500		Charles Schwab Corp.	329,345
530		CME Group, Inc.	178,054
7,400		Eaton Vance Corp.	225,034
1,450		T. Rowe Price Group, Inc.	77,213
			837,746
		Electronics: 3.8%
3,150	@	Flir Systems, Inc.	103,068
1,210	@	Mettler Toledo International, Inc.	127,038
2,250	@	Thermo Fisher Scientific, Inc.	107,303
			337,409
		Energy-Alternate Sources: 0.9%
4,200	@	Covanta Holding Corp.	75,978
			75,978
		Engineering & Construction: 0.4%
1,185	@	Aecom Technology Corp.	32,588
			32,588
		Environmental Control: 2.1%
3,370	@	Stericycle, Inc.	185,923
			185,923

Shares			Value
		Gas: 1.7%
6,500		Southern Union Co.	$147,550
			147,550
		Healthcare-Products: 8.2%
3,400		Densply International, Inc.	119,578
880	@	Gen-Probe, Inc.	37,752
2,300	@	Henry Schein, Inc.	120,980
4,900	@	Idexx Laboratories, Inc.	261,856
350	@	Intuitive Surgical, Inc.	106,162
1,080		Techne Corp.	74,045
			720,373
		Healthcare-Services: 3.9%
4,600	@	Community Health Systems, Inc.	163,760
3,300	@	Covance, Inc.	180,081
			343,841
		Home Builders: 0.2%
1,160	@	Toll Brothers, Inc.	21,820
			21,820
		Insurance: 3.4%
3,250	@	Arch Capital Group Ltd.	232,538
3,650		Brown & Brown, Inc.	65,591
			298,129
		Internet: 3.8%
2,370	@	Equinix, Inc.	251,576
390	@	Priceline.com, Inc.	85,215
			336,791
		Lodging: 2.9%
2,550		Choice Hotels International, Inc.	80,733
2,390	@	Hyatt Hotels Corp.	71,246
1,800		Wynn Resorts Ltd.	104,814
			256,793
		Media: 3.1%
2,230	@	Discovery Communications, Inc. - Class A	68,394
3,050		Factset Research Systems, Inc.	200,904
			269,298
		Metal Fabricate/Hardware: 1.0%
820		Precision Castparts Corp.	90,487
			90,487
		Oil & Gas: 4.2%
3,500		Helmerich & Payne, Inc.	139,580
2,350		Range Resources Corp.	117,148
1,290	@	Ultra Petroleum Corp.	64,319
610	@	Whiting Petroleum Corp.	43,585
			364,632
		Oil & Gas Services: 1.4%
1,010		Core Laboratories NV	119,301
			119,301
		Packaging & Containers: 0.3%
980	@	Crown Holdings, Inc.	25,068
			25,068

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Pharmaceuticals: 1.8%
6,200	@	VCA Antech, Inc.	$154,504
			154,504
		Real Estate: 2.0%
13,000	@	CB Richard Ellis Group, Inc.	176,410
			176,410
		Retail: 9.0%
2,650	@	Carmax, Inc.	64,263
1,160	@	Cheesecake Factory	25,044
4,100	@	Copart, Inc.	150,183
4,500	@	Dick's Sporting Goods, Inc.	111,915
1,900	@	J Crew Group, Inc.	85,006
1,650		MSC Industrial Direct Co.	77,550
3,700		Tiffany & Co.	159,100
3,290	@	Urban Outfitters, Inc.	115,117
			788,178
		Software: 3.7%
2,270	@	Ansys, Inc.	98,654
1,100	@	Citrix Systems, Inc.	45,771
4,500	@	MSCI, Inc. - Class A	143,100
2,500	@	Nuance Communications, Inc.	38,850
			326,375
		Telecommunications: 2.9%
2,030	@	NII Holdings, Inc.	68,167
5,490	@	SBA Communications Corp.	187,538
			255,705
		Textiles: 0.5%
1,000	@	Mohawk Industries, Inc.	47,600
			47,600

Shares		Value
	Transportation: 4.6%
4,300	CH Robinson Worldwide, Inc.	$252,539
4,400	Expeditors International Washington, Inc.	152,812
		405,351
Total Common Stock (Cost $8,557,219)		8,558,913
REAL ESTATE INVESTMENT TRUSTS: 1.8%
	Diversified: 0.4%
523	Vornado Realty Trust	36,579
		36,579
	Office Property: 1.4%
1,340	Alexandria Real Estate Equities, Inc.	86,149
2,200	Douglas Emmett, Inc.	31,350
		117,499
Total Real Estate Investment Trusts (Cost $135,937)		154,078

Total Investments in Securities (Cost $8,693,156)*	99.3%	$8,712,991
Other Assets and Liabilities - Net	0.7	62,249
Net Assets	100.0%	$8,775,240

@  Non-income producing security

*  Cost for federal income tax purposes is $8,780,609.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$914,832
Gross Unrealized Depreciation	(982,450)
Net Unrealized Depreciation	$(67,618)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$8,558,913	$—	$—	$8,558,913
Real Estate Investment Trusts	154,078	—	—	154,078
Total Investments, at value	$8,712,991	$—	$—	$8,712,991

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 90.9%
		Advertising: 0.8%
165,000	@	Lamar Advertising Co.	$5,129,850
			5,129,850
		Apparel: 1.7%
10,000		Polo Ralph Lauren Corp.	809,800
400,269	@	Under Armour, Inc.	10,915,336
			11,725,136
		Beverages: 1.0%
200,000	@	Peet's Coffee & Tea, Inc.	6,666,000
			6,666,000
		Biotechnology: 0.9%
180,000	@	Charles River Laboratories International, Inc.	6,064,200
			6,064,200
		Commercial Services: 11.1%
95,246		Chemed Corp.	4,568,951
120,000	@	CoStar Group, Inc.	5,012,400
325,000		DeVry, Inc.	18,437,250
430,000	@	Gartner, Inc.	7,757,200
250,000		Interactive Data Corp.	6,325,000
228,000	@	Morningstar, Inc.	11,021,520
325,000	@	Riskmetrics Group, Inc.	5,170,750
432,151		Ritchie Brothers Auctioneers, Inc.	9,693,147
40,000		Strayer Education, Inc.	8,499,600
			76,485,818
		Computers: 0.0%
3,118		Telvent GIT S.A.	121,540
			121,540
		Distribution/Wholesale: 2.0%
700,000	@	LKQ Corp.	13,713,000
			13,713,000
		Diversified Financial Services: 3.5%
175,000		Cohen & Steers, Inc.	3,997,000
230,958		Eaton Vance Corp.	7,023,433
15,000		Greenhill & Co., Inc.	1,203,600
415,000	@	Interactive Brokers Group, Inc.	7,353,800
200,000	@	Jefferies Group, Inc.	4,746,000
			24,323,833
		Electric: 1.2%
160,000		ITC Holdings Corp.	8,334,400
			8,334,400
		Electronics: 2.1%
135,000	@	Mettler Toledo International, Inc.	14,173,650
			14,173,650
		Engineering & Construction: 2.3%
275,000	@	Aecom Technology Corp.	7,562,500
250,000	@	Mistras Group, Inc.	3,765,000
150,000	@	Stanley, Inc.	4,111,500
			15,439,000

Shares			Value
		Entertainment: 3.7%
425,000	@	Penn National Gaming, Inc.	$11,551,500
375,000	@	Vail Resorts, Inc.	14,175,000
			25,726,500
		Environmental Control: 1.6%
400,000	@	Tetra Tech, Inc.	10,868,000
			10,868,000
		Food: 5.0%
9,551		Diamond Foods, Inc.	339,443
525,000	@	Dole Food Co., Inc.	6,515,250
200,000	@	Ralcorp Holdings, Inc.	11,942,000
58,000	@	Seneca Foods Corp.	1,384,460
100,000	@	TreeHouse Foods, Inc.	3,886,000
375,000	@	Whole Foods Market, Inc.	10,293,750
			34,360,903
		Gas: 1.3%
400,000		Southern Union Co.	9,080,000
			9,080,000
		Hand/Machine Tools: 0.2%
50,000		Kennametal, Inc.	1,296,000
			1,296,000
		Healthcare-Products: 5.8%
100,000	@	Edwards Lifesciences Corp.	8,685,000
180,000	@	Gen-Probe, Inc.	7,722,000
160,000	@	Idexx Laboratories, Inc.	8,550,400
15,000	@	Intuitive Surgical, Inc.	4,549,800
123,700	@	PSS World Medical, Inc.	2,791,909
105,000		Techne Corp.	7,198,800
			39,497,909
		Healthcare-Services: 4.9%
385,000	@	AMERIGROUP Corp.	10,379,600
400,000	@	Community Health Systems, Inc.	14,240,000
110,000	@	Covance, Inc.	6,002,700
169,456	@	Skilled Healthcare Group, Inc.	1,262,447
185,000	@	Sun Healthcare Group, Inc.	1,696,450
			33,581,197
		Household Products/Wares: 1.1%
125,000		Church & Dwight Co., Inc.	7,556,250
			7,556,250
		Insurance: 0.7%
65,000	@	Arch Capital Group Ltd.	4,650,750
			4,650,750
		Internet: 3.7%
80,000	@	Blue Nile, Inc.	5,066,400
120,000	@	Equinix, Inc.	12,738,000
190,000	@	WebMD Health Corp.	7,313,100
			25,117,500
		Lodging: 2.3%
420,000		Choice Hotels International, Inc.	13,297,200
47,169		Wynn Resorts Ltd.	2,746,651
			16,043,851

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Media: 0.8%
85,000		Factset Research Systems, Inc.	$5,598,950
			5,598,950
		Metal Fabricate/Hardware: 1.6%
125,000		Kaydon Corp.	4,470,000
87,000		Valmont Industries, Inc.	6,825,150
			11,295,150
		Miscellaneous Manufacturing: 0.1%
67,747		American Railcar Industries, Inc.	746,572
			746,572
		Oil & Gas: 5.0%
115,928		Atlas Energy, Inc.	3,497,548
96,933	@	Concho Resources, Inc.	4,352,292
275,000	@	Encore Acquisition Co.	13,205,500
175,000		Helmerich & Payne, Inc.	6,979,000
45,000		Range Resources Corp.	2,243,250
125,000		St. Mary Land & Exploration Co.	4,280,000
			34,557,590
		Oil & Gas Services: 4.3%
30,000		CARBO Ceramics, Inc.	2,045,100
100,000		Core Laboratories NV	11,812,000
125,000	@	FMC Technologies, Inc.	7,230,000
115,000	@	SEACOR Holdings, Inc.	8,768,750
			29,855,850
		Pharmaceuticals: 1.2%
335,228	@	VCA Antech, Inc.	8,353,882
			8,353,882
		Real Estate: 1.0%
509,568	@	CB Richard Ellis Group, Inc.	6,914,838
			6,914,838
		Retail: 9.8%
70,000	@	Carmax, Inc.	1,697,500
144,000	@	Cheesecake Factory	3,108,960
275,000	@	Copart, Inc.	10,073,250
575,000	@	Dick's Sporting Goods, Inc.	14,300,248
279,746	@	J Crew Group, Inc.	12,515,836
140,000		MSC Industrial Direct Co.	6,580,000
150,000	@	Panera Bread Co.	10,045,500
400,000	@	Penske Auto Group, Inc.	6,072,000
275,000	@	Sonic Corp.	2,769,250
			67,162,544
		Software: 6.4%
125,225	@	Advent Software, Inc.	5,100,414
250,000	@	Ansys, Inc.	10,865,000
75,000	@	Blackboard, Inc.	3,404,250
135,000	@	Concur Technologies, Inc.	5,771,250
48,697	@	Emdeon, Inc.	742,629
563,875	@	MSCI, Inc. - Class A	17,931,225
			43,814,768
		Telecommunications: 0.8%
151,764	@	SBA Communications Corp.	5,184,258
			5,184,258

Shares			Value
		Textiles: 1.0%
150,000	@	Mohawk Industries, Inc.	$7,140,000
			7,140,000
		Transportation: 2.0%
350,000	@	Genesee & Wyoming, Inc.	11,424,000
60,000		Landstar System, Inc.	2,326,200
			13,750,200
Total Common Stock (Cost $468,189,376 )			624,329,889
REAL ESTATE INVESTMENT TRUSTS: 3.6%
		Diversified: 1.0%
135,000		Digital Realty Trust, Inc.	6,787,800
			6,787,800
		Office Property: 1.5%
100,000		Alexandria Real Estate Equities, Inc.	6,429,000
275,000		Douglas Emmett, Inc.	3,918,750
			10,347,750
		Single Tenant: 1.1%
24,300	@	Alexander's, Inc.	7,397,406
			7,397,406
Total Real Estate Investment Trusts (Cost $19,127,670)			24,532,956
Total Long-Term Investments (Cost $487,317,046)			648,862,845
SHORT-TERM INVESTMENTS: 6.0%

	Affiliated Mutual Fund: 6.0%
41,438,355	ING Institutional Prime Money Market Fund - Class I	41,438,355
Total Short-Term Investments (Cost $41,438,355)		41,438,355

Total Investments in Securities (Cost $528,755,401)*	100.5%	$690,301,200
Other Assets and Liabilities - Net	(0.5)	(3,197,350)
Net Assets	100.0%	$687,103,850

@  Non-income producing security

*  Cost for federal income tax purposes is $528,920,547.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$180,394,458
Gross Unrealized Depreciation	(19,013,805)
Net Unrealized Appreciation	$161,380,653

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$624,329,889	$—	$—	$624,329,889
Real Estate Investment Trusts	24,532,956	—	—	24,532,956
Short-Term Investments	41,438,355	—	—	41,438,355
Total Investments, at value	$690,301,200	$—	$—	$690,301,200

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 88.1%
		Aerospace/Defense: 1.8%
1,750	@	AAR Corp.	$40,215
71,600	@	BE Aerospace, Inc.	1,682,600
48,640	@	Esterline Technologies Corp.	1,983,053
1,933		Kaman Corp.	44,633
			3,750,501
		Agriculture: 0.8%
1,612	@	Maui Land & Pineapple Co.	8,947
38,000		Universal Corp.	1,733,180
			1,742,127
		Airlines: 1.6%
250,000	@	Airtran Holdings, Inc.	1,305,000
3,282		Skywest, Inc.	55,531
158,000	@	UAL Corp.	2,039,780
			3,400,311
		Apparel: 0.9%
43,000	@	Warnaco Group, Inc.	1,814,170
1,132		Wolverine World Wide, Inc.	30,813
			1,844,983
		Auto Parts & Equipment: 2.3%
165,000	@	ArvinMeritor, Inc.	1,844,700
1,890	@	ATC Technology Corp.	45,077
126,100	@	Dana Holding Corp.	1,366,924
92,000	@	Tenneco, Inc.	1,631,160
			4,887,861
		Banks: 7.5%
1,220		Bancfirst Corp.	45,189
73,000		Bancorpsouth, Inc.	1,712,580
3,660		BancTrust Financial Group, Inc.	10,504
8,046		Bank Mutual Corp.	55,678
2,272		Bryn Mawr Bank Corp.	34,284
3,172		Chemical Financial Corp.	74,796
2,759		Columbia Banking System, Inc.	44,641
82,000		Community Bank System, Inc.	1,583,420
1,702		Community Trust Bancorp., Inc.	41,614
145,000		East-West Bancorp., Inc.	2,291,000
482		First Citizens BancShares, Inc.	79,053
10,255		First Commonwealth Financial Corp.	47,686
1,991		First Financial Corp.	60,765
70,000	@	First Horizon National Corp.	938,000
29		First National Bank of Alaska	50,025
34,000		IBERIABANK Corp.	1,829,540
73,000		Independent Bank Corp.	1,524,970
2,051		Merchants Bancshares, Inc.	46,435
2,466		Northrim Bancorp, Inc.	41,626
49,000		Prosperity Bancshares, Inc.	1,983,030
107,000	@	Texas Capital Bancshares, Inc.	1,493,720
5,100		Trustco Bank Corp.	32,130
140,000		Umpqua Holdings Corp.	1,877,400
3,062		West Coast Bancorp.	6,430
4,320		Whitney Holding Corp.	39,355
			15,943,871
		Building Materials: 0.1%
2,044	@	Builders FirstSource, Inc.	7,869
2,929		Comfort Systems USA, Inc.	36,144
1,061		Eagle Materials, Inc.	27,639

Shares			Value
830		Lennox International, Inc.	$32,403
3,342	@	NCI Building Systems, Inc.	6,049
1,162		Universal Forest Products, Inc.	42,773
			152,877
		Chemicals: 2.2%
1,230		Cytec Industries, Inc.	44,797
3,650		HB Fuller Co.	83,038
84,000		Olin Corp.	1,471,680
1,960	@	OM Group, Inc.	61,524
87,000	@	Rockwood Holdings, Inc.	2,049,720
85,000	@	Solutia, Inc.	1,079,500
			4,790,259
		Commercial Services: 5.1%
27,640		ABM Industries, Inc.	571,042
24,546	@	Advisory Board Co.	752,581
105,000	@	CBIZ, Inc.	808,500
2,437		CDI Corp.	31,559
205,000	@	Cenveo, Inc.	1,793,750
1,450	@	Consolidated Graphics, Inc.	50,779
62,343	@	Cornell Cos., Inc.	1,415,186
81,000		Deluxe Corp.	1,197,990
2,252	@	Kforce, Inc.	28,150
2,520	@	Korn/Ferry International	41,580
7,079	@	LECG Corp.	21,166
690		MAXIMUS, Inc.	34,500
1,890	@	Navigant Consulting, Inc.	28,085
3,382	@	Rent-A-Center, Inc.	59,929
1,652		Sotheby's	37,137
364,000		Stewart Enterprises, Inc.	1,874,600
216,000	@	United Rentals, Inc.	2,118,960
			10,865,494
		Computers: 1.1%
973	@	CACI International, Inc.	47,531
1,009	@	Electronics for Imaging	13,127
68,886		iGate Corp.	688,860
1,070		Jack Henry & Associates, Inc.	24,738
182,420	@	Mentor Graphics Corp.	1,610,769
1,540		MTS Systems Corp.	44,260
			2,429,285
		Cosmetics/Personal Care: 0.7%
128,000		Inter Parfums, Inc.	1,557,760
			1,557,760
		Distribution/Wholesale: 1.4%
216,527	@	Brightpoint, Inc.	1,591,473
100,700		Houston Wire & Cable Co.	1,198,330
790		Owens & Minor, Inc.	33,915
1,020	@	United Stationers, Inc.	57,987
			2,881,705
		Diversified Financial Services: 2.3%
1,119		Federated Investors, Inc.	30,773
2,795	@	Investment Technology Group, Inc.	55,062
45,300	@	KBW, Inc.	1,239,408
128,000	@	National Financial Partners Corp.	1,035,520
135,000	@	Ocwen Financial Corp.	1,291,950
2,000		OptionsXpress Holdings, Inc.	30,900
1,008	@	Piper Jaffray Cos.	51,015
1,698		Raymond James Financial, Inc.	40,361

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Diversified Financial Services (continued)
20,000	@	Stifel Financial Corp.	$1,184,800
			4,959,789
		Electric: 1.3%
1,890		Allete, Inc.	61,765
3,460		Avista Corp.	74,701
2,640		Black Hills Corp.	70,303
950		CH Energy Group, Inc.	40,394
2,920	@	El Paso Electric Co.	59,218
1,940		Great Plains Energy, Inc.	37,617
1,372		Hawaiian Electric Industries	28,675
552		Maine & Maritimes Corp.	19,210
1,630		MGE Energy, Inc.	58,256
2,420		NorthWestern Corp.	62,968
2,866	@	Pike Electric Corp.	26,596
1,652		UIL Holdings Corp.	46,388
100,500		Westar Energy, Inc.	2,182,860
			2,768,951
		Electrical Components & Equipment: 1.2%
1,852		Belden CDT, Inc.	40,596
321,950	@	C&D Technologies, Inc.	499,023
4,768	@	GrafTech International Ltd.	74,142
150,000		Insteel Industries, Inc.	1,950,000
1,180	@	Littelfuse, Inc.	37,937
			2,601,698
		Electronics: 3.8%
612		Analogic Corp.	23,568
910		Bel Fuse, Inc.	19,556
3,880	@	Benchmark Electronics, Inc.	73,371
62,000		Brady Corp.	1,860,620
3,354		CTS Corp.	32,265
2,600	@	Electro Scientific Industries, Inc.	28,132
59,500	@	FEI Co.	1,389,920
3,720		Methode Electronics, Inc.	32,290
6,591		Nam Tai Electronics, Inc.	34,471
77,000	@	Rofin-Sinar Technologies, Inc.	1,817,970
64,500	@	Rogers Corp.	1,954,995
207,100		Technitrol, Inc.	907,098
			8,174,256
		Engineering & Construction: 1.6%
3,902	@	Dycom Industries, Inc.	31,333
57,560	@	EMCOR Group, Inc.	1,548,364
2,370		KBR, Inc.	45,030
2,310	@	Khd Humboldt Wedag International	31,439
1,330	@	Layne Christensen Co.	38,184
88,957	@	Sterling Construction Co., Inc.	1,706,195
			3,400,545
		Entertainment: 0.7%
35,000	@	Bally Technologies, Inc.	1,445,150
			1,445,150
		Environmental Control: 0.7%
153,000	@	Waste Services, Inc.	1,393,830
			1,393,830
		Food: 1.9%
69,000	@	American Italian Pasta Co.	2,400,510
35,000		Corn Products International, Inc.	1,023,050

Shares			Value
3,312	@	Fresh Del Monte Produce, Inc.	$73,195
1,382		Ruddick Corp.	35,559
1,746		Spartan Stores, Inc.	24,950
2,090		Weis Markets, Inc.	75,992
50,822	@	Winn-Dixie Stores, Inc.	510,253
			4,143,509
		Forest Products & Paper: 1.6%
303,739	@	Boise, Inc.	1,612,854
24,500		Schweitzer-Mauduit International, Inc.	1,723,575
			3,336,429
		Gas: 2.3%
82,700		Atmos Energy Corp.	2,431,378
1,730		Laclede Group, Inc.	58,422
64,900		New Jersey Resources Corp.	2,427,260
1,820		Nicor, Inc.	76,622
			4,993,682
		Healthcare-Products: 2.8%
1,593	@	Cantel Medical Corp.	32,147
76,000	@	Conmed Corp.	1,732,800
49,000		Cooper Cos., Inc.	1,867,880
89,000		Invacare Corp.	2,219,660
3,280	@	Symmetry Medical, Inc.	26,437
920		Young Innovations, Inc.	22,798
			5,901,722
		Healthcare-Services: 2.8%
38,900	@	Amedisys, Inc.	1,888,984
1,569	@	Amsurg Corp.	34,549
94,720	@	Healthspring, Inc.	1,668,019
121,920	@	Kindred Healthcare, Inc.	2,250,643
1,090	@	Magellan Health Services, Inc.	44,396
3,567	@	Medcath Corp.	28,215
6,700	@	Novamed, Inc.	25,996
3,792	@	Res-Care, Inc.	42,470
2,021	@	Triple-S Management Corp.	35,570
1,590	@	US Physical Therapy, Inc.	26,919
			6,045,761
		Home Builders: 0.9%
1,102	@	Cavco Industries, Inc.	39,584
62,000		Thor Industries, Inc.	1,946,800
			1,986,384
		Household Products/Wares: 1.6%
1,762		American Greetings Corp.	38,394
1,958		CSS Industries, Inc.	38,064
2,318		Ennis, Inc.	38,919
73,000	@	Helen of Troy Ltd.	1,785,580
31,100		Tupperware Corp.	1,448,327
			3,349,284
		Insurance: 7.2%
261	@	American Safety Insurance Holdings Ltd.	3,771
52,500	@	Argo Group International Holdings Ltd.	1,529,850
44,700		Arthur J. Gallagher & Co.	1,006,197
59,000		Aspen Insurance Holdings Ltd.	1,501,550
56,000		Assured Guaranty Ltd.	1,218,560
2,032		Baldwin & Lyons, Inc.	50,008

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance (continued)
3,522	@	CNA Surety Corp.	$52,443
79,000		Delphi Financial Group	1,767,230
2,180		EMC Insurance Group, Inc.	46,892
2,842		FBL Financial Group, Inc.	52,634
48,500		First American Corp.	1,605,835
3,774		First Mercury Financial Corp.	51,742
1,230		Harleysville Group, Inc.	39,102
4,522		Horace Mann Educators Corp.	56,525
76,000		Max Re Capital Ltd.	1,694,800
200,000	@	MGIC Investment Corp.	1,156,000
190		National Western Life Insurance Co.	32,988
1,000	@	Navigators Group, Inc.	47,110
58,000		Platinum Underwriters Holdings Ltd.	2,220,820
108,850		Radian Group, Inc.	795,694
872		RLI Corp.	46,434
1,942		Safety Insurance Group, Inc.	70,359
2,882		Stewart Information Services Corp.	32,509
12,482	@	United America Indemnity Ltd.	98,857
3,307		United Fire & Casualty Co.	60,287
			15,238,197
		Internet: 0.0%
3,060	@	Infospace, Inc.	26,224
3,290		United Online, Inc.	23,655
			49,879
		Investment Companies: 0.5%
100,000		Apollo Investment Corp.	953,000
4,000		Medallion Financial Corp.	32,680
			985,680
		Iron/Steel: 1.1%
58,800		AK Steel Holding Corp.	1,255,380
1,470		Carpenter Technology Corp.	39,617
23,000		Schnitzer Steel Industries, Inc.	1,097,100
			2,392,097
		Leisure Time: 0.0%
2,915		Brunswick Corp.	37,050
			37,050
		Machinery-Construction & Mining: 0.0%
1,343	@	Astec Industries, Inc.	36,180
			36,180
		Machinery-Diversified: 0.9%
41,500		Gardner Denver, Inc.	1,765,825
2,321	@	Kadant, Inc.	37,043
1,510		Robbins & Myers, Inc.	35,515
			1,838,383
		Media: 0.7%
1,500		Scholastic Corp.	44,745
95,000		World Wrestling Entertainment, Inc.	1,456,350
			1,501,095
		Metal Fabricate/Hardware: 1.0%
1,280		CIRCOR International, Inc.	32,230
1,408		Haynes International, Inc.	46,422

Shares			Value
2,780	@	Ladish Co., Inc.	$41,922
1,069	@	LB Foster Co.	31,867
1,649		Mueller Industries, Inc.	40,961
1,647		Olympic Steel, Inc.	53,659
74,990	@	RTI International Metals, Inc.	1,887,498
			2,134,559
		Mining: 0.0%
3,973		Harry Winston Diamon Corp.	37,783
			37,783
		Miscellaneous Manufacturing: 1.5%
990		Acuity Brands, Inc.	35,284
637		Ameron International Corp.	40,424
1,150		AO Smith Corp.	49,899
29,000	@	AZZ, Inc.	948,300
58,500		Barnes Group, Inc.	988,650
35,000		Brink's Co.	851,900
2,197	@	Ceradyne, Inc.	42,204
1,962	@	EnPro Industries, Inc.	51,816
1,508		Freightcar America, Inc.	29,904
1,310		Harsco Corp.	42,221
3,062		Movado Group, Inc.	29,763
			3,110,365
		Oil & Gas: 2.6%
1,300		Berry Petroleum Co.	37,895
43,000	@	Bill Barrett Corp.	1,337,730
720		Cimarex Energy Co.	38,138
1,280	@	Forest Oil Corp.	28,480
1,670		Holly Corp.	42,802
3,070	@	Mariner Energy, Inc.	35,643
2,362		Patterson-UTI Energy, Inc.	36,257
112,842	@	Stone Energy Corp.	2,036,798
78,072	@	Swift Energy Co.	1,870,605
			5,464,348
		Oil & Gas Services: 2.6%
1,270	@	Dawson Geophysical Co.	29,350
2,010		Gulf Island Fabrication, Inc.	42,270
69,000	@	Hornbeck Offshore Services, Inc.	1,606,320
270,000	@	ION Geophysical Corp.	1,598,400
558		Lufkin Industries, Inc.	40,846
2,970	@	Matrix Service Co.	31,631
51,300	@	Oil States International, Inc.	2,015,577
3,357	@	T.G.C. Industries, Inc.	13,126
1,570	@	T-3 Energy Services, Inc.	40,035
5,380	@	Union Drilling, Inc.	33,625
			5,451,180
		Packaging & Containers: 1.0%
727		Greif, Inc. - Class A	39,243
1,851		Greif, Inc. - Class B	92,828
1,890		Packaging Corp. of America	43,489
40,000		Rock-Tenn Co.	2,016,400
			2,191,960
		Real Estate: 0.0%
2,181	@	Avatar Holdings, Inc.	37,099
			37,099
		Retail: 4.7%
1,676	@	America's Car-Mart, Inc.	44,129
3,975	@	AnnTaylor Stores Corp.	54,219

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Retail (continued)
5,131	@	Benihana, Inc. - Class A	$19,446
1,820		Bob Evans Farms, Inc.	52,689
1,970		Casey's General Stores, Inc.	62,882
2,452		Cash America International, Inc.	85,722
1,120	@	CEC Entertainment, Inc.	35,750
113,700	@	Chico's FAS, Inc.	1,597,485
5,095		Christopher & Banks Corp.	38,824
3,700		Finish Line	46,435
3,570		Foot Locker, Inc.	39,770
1,570	@	Jack in the Box, Inc.	30,882
2,220		Men's Wearhouse, Inc.	46,753
242,000	@	New York & Co., Inc.	1,038,180
69,500		Nu Skin Enterprises, Inc.	1,867,465
3,750	@	OfficeMax, Inc.	47,588
16,901	@	Pacific Sunwear of California	67,266
810		Phillips-Van Heusen	32,951
445,000	@	Pier 1 Imports, Inc.	2,265,050
1,740	@	Red Robin Gourmet Burgers, Inc.	31,146
102,836		Regis Corp.	1,601,157
2,234	@	Shoe Carnival, Inc.	45,730
89,200	@	Talbots, Inc.	794,772
			9,946,291
		Savings & Loans: 2.2%
4,989		BankFinancial Corp.	49,391
5,722	@	Beneficial Mutual Bancorp, Inc.	56,304
145,840		Brookline Bancorp., Inc.	1,445,274
3,600		Clifton Savings Bancorp, Inc.	33,732
2,482		ESSA Bancorp, Inc.	29,039
120,000		First Niagara Financial Group, Inc.	1,669,200
4,749		Home Federal Bancorp, Inc.	63,209
4,097	@	Investors Bancorp, Inc.	44,821
3,030		Northfield Bancorp, Inc.	40,966
100,000		Northwest Bancshares, Inc.	1,132,000
2,882		United Financial Bancorp, Inc.	37,783
3,040		Washington Federal, Inc.	58,794
6,167		Westfield Financial, Inc.	50,878
			4,711,391
		Semiconductors: 3.2%
4,700	@	Amkor Technology, Inc.	33,652
345,000	@	Atmel Corp.	1,590,450
2,020	@	ATMI, Inc.	37,612
190,800	@	Cirrus Logic, Inc.	1,301,256
98,769	@	Fairchild Semiconductor International, Inc.	986,702
137,224	@	IXYS Corp.	1,018,202
4,876	@	Kulicke & Soffa Industries, Inc.	26,282
1,720	@	MKS Instruments, Inc.	29,945
3,248	@	Omnivision Technologies, Inc.	47,193
117,000	@	Skyworks Solutions, Inc.	1,660,230
3,257		Verigy Ltd.	41,918
2,771	@	Zoran Corp.	30,620
			6,804,062
		Software: 2.5%
3,020	@	Acxiom Corp.	40,528
93,000	@	Ariba, Inc.	1,164,360
210,000		Bowne & Co., Inc.	1,402,800
2,082	@	CSG Systems International	39,745
120,000	@	infoGROUP, Inc.	962,400
230,000	@	Lawson Software, Inc.	1,529,500
3,003	@	Monotype Imaging Holdings, Inc.	27,117

Shares			Value
1,940	@	Parametric Technology Corp.	$31,700
1,510	@	Progress Software Corp.	44,107
			5,242,257
		Telecommunications: 2.9%
7,945	@	Adaptec, Inc.	26,616
4,210	@	ADC Telecommunications, Inc.	26,144
2,300	@	Anaren, Inc.	34,615
39,500	@	Anixter International, Inc.	1,860,450
1,562		Black Box Corp.	44,267
120,000	@	Ciena Corp.	1,300,800
330,000	@	Cincinnati Bell, Inc.	1,138,500
55,000	@	CommScope, Inc.	1,459,150
2,713	@	CPI International, Inc.	35,920
2,990		NTELOS Holdings Corp.	53,282
1,570		Plantronics, Inc.	40,789
5,410	@	Symmetricom, Inc.	28,132
2,716	@	Syniverse Holdings, Inc.	47,476
1,720	@	Tekelec	26,282
6,600	@	Tellabs, Inc.	37,488
2,522		Warwick Valley Telephone Co.	32,912
			6,192,823
		Toys/Games/Hobbies: 0.0%
2,660	@	Jakks Pacific, Inc.	32,239
			32,239
		Transportation: 1.8%
1,080		Arkansas Best Corp.	31,784
96,000	@	Diana Shipping, Inc.	1,390,080
2,152		Heartland Express, Inc.	32,861
25,000		Nordic American Tanker Shipping	750,000
6,577		Pacer International, Inc.	20,783
124,000	@	RailAmerica, Inc.	1,512,800
872		Ryder System, Inc.	35,900
1,012		Tidewater, Inc.	48,525
4,412		Werner Enterprises, Inc.	87,313
			3,910,046
		Trucking & Leasing: 0.7%
86,000		Textainer Group Holdings Ltd.	1,453,400
			1,453,400
		Water: 0.0%
870	@	Pico Holdings, Inc.	28,475
			28,475
Total Common Stock (Cost $160,901,585)			187,574,863
REAL ESTATE INVESTMENT TRUSTS: 8.8%
		Apartments: 1.1%
47,000		Mid-America Apartment Communities, Inc.	2,269,160
			2,269,160
		Diversified: 0.0%
1,832		DuPont Fabros Technology, Inc.	32,958
			32,958
		Forest Products & Paper: 0.0%
2,440		Potlatch Corp.	77,787
			77,787

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING COLUMBIA SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value
	Health Care: 1.9%
66,000	LTC Properties, Inc.	$1,765,500
1,898	National Health Investors, Inc.	70,207
114,000	Omega Healthcare Investors, Inc.	2,217,300
1,600	Universal Health Realty Income Trust	51,248
		4,104,255
	Hotels: 1.2%
7,672	DiamondRock Hospitality Co.	64,982
112,000	LaSalle Hotel Properties	2,377,760
6,217	Sunstone Hotel Investors, Inc.	55,207
		2,497,949
	Manufactured Homes: 0.0%
1,450	Sun Communities, Inc.	28,638
		28,638
	Mortgage: 0.8%
115,000	Capstead Mortgage Corp.	1,569,750
2,390	Starwood Property Trust, Inc.	45,147
		1,614,897
	Office Property: 2.0%
197,000	Brandywine Realty Trust	2,245,800
4,350	Franklin Street Properties Corp.	63,554
58,400	Highwoods Properties, Inc.	1,947,640
		4,256,994
	Shopping Centers: 0.9%
48,500	Tanger Factory Outlet Centers, Inc.	1,891,015
3,092	Urstadt Biddle Properties, Inc.	47,215
		1,938,230
	Single Tenant: 0.0%
1,492	Getty Realty Corp.	35,107
3,130	National Retail Properties, Inc.	66,419
		101,526
	Storage: 0.9%
250,900	U-Store-It Trust	1,836,588
		1,836,588

Shares		Value
	Warehouse/Industrial: 0.0%
9,882	DCT Industrial Trust, Inc.	$49,608
		49,608
Total Real Estate Investment Trusts (Cost $16,415,937)		18,808,590
RIGHTS: 0.0%
	Building Materials: 0.0%
3,293	Builders FirstSource, Inc.	806
Total Rights (Cost $—)		806
Total Long-Term Investments (Cost $177,317,522)		206,384,259
SHORT-TERM INVESTMENTS: 2.3%

	Affiliated Mutual Fund: 2.3%
4,928,924	ING Institutional Prime Money Market Fund - Class I	4,928,924
Total Short-Term Investments (Cost $4,928,924)		4,928,924

Total Investments in Securities (Cost $182,246,446)*	99.2%	$211,313,183
Other Assets and Liabilities - Net	0.8	1,747,381
Net Assets	100.0%	$213,060,564

@  Non-income producing security

*  Cost for federal income tax purposes is $192,104,713.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,521,788
Gross Unrealized Depreciation	(7,313,318)
Net Unrealized Appreciation	$19,208,470

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$187,574,863	$—	$—	$187,574,863
Real Estate Investment Trusts	18,808,590	—	—	18,808,590
Rights	806	—	—	806
Short-Term Investments	4,928,924	—	—	4,928,924
Total Investments, at value	$211,313,183	$—	$—	$211,313,183

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 95.1%
		Agriculture: 0.9%
89,102		Philip Morris International, Inc.	$4,293,825
			4,293,825
		Auto Manufacturers: 0.1%
15,460		Paccar, Inc.	560,734
			560,734
		Banks: 11.3%
34,819		Bank of America Corp.	524,374
467,190		Bank of New York Mellon Corp.	13,067,304
16,200		Goldman Sachs Group, Inc.	2,735,208
322,450		JPMorgan Chase & Co.	13,436,492
121,710		Julius Baer Group Ltd.	4,280,352
719,767		Wells Fargo & Co.	19,426,511
			53,470,241
		Beverages: 3.2%
65,750		Coca-Cola Co.	3,747,750
87,400		Diageo PLC ADR	6,066,434
123,700		Heineken Holding NV	5,173,517
			14,987,701
		Building Materials: 0.4%
22,300		Martin Marietta Materials, Inc.	1,993,843
			1,993,843
		Chemicals: 0.7%
29,140		Monsanto Co.	2,382,195
10,195		Potash Corp. of Saskatchewan	1,106,158
			3,488,353
		Coal: 0.7%
1,938,500		China Coal Energy Co. - Class H	3,517,550
			3,517,550
		Commercial Services: 3.5%
695,498		Cosco Pacific Ltd.	882,652
208,700		H&R Block, Inc.	4,720,794
277,750	@	Iron Mountain, Inc.	6,321,590
127,600		Moody's Corp.	3,419,680
15,400		Visa, Inc.	1,346,884
			16,691,600
		Computers: 1.5%
141,900		Hewlett-Packard Co.	7,309,269
			7,309,269
		Cosmetics/Personal Care: 1.9%
27,700		Natura Cosmeticos S.A.	577,706
136,510		Procter & Gamble Co.	8,276,601
			8,854,307
		Diversified Financial Services: 5.1%
481,220		American Express Co.	19,499,029
81,330		Ameriprise Financial, Inc.	3,157,231
121,710		Julius Baer Holding AG - Reg	1,473,795
			24,130,055
		Electric: 0.3%
117,670	@	AES Corp.	1,566,188
			1,566,188

Shares			Value
		Electronics: 1.3%
190,968	@	Agilent Technologies, Inc.	$5,933,376
400		Garmin Ltd.	12,280
			5,945,656
		Engineering & Construction: 0.6%
151,070		ABB Ltd. ADR	2,885,437
			2,885,437
		Food: 0.3%
33,750		Hershey Co.	1,207,913
			1,207,913
		Food Service: 0.0%
5,486	@,I	FHC Delaware, Inc.	55
			55
		Forest Products & Paper: 1.0%
8,100	@	SINO-FOREST CORP 144A	150,096
260,560	@	Sino-Forest Corp.	4,828,276
			4,978,372
		Healthcare-Products: 3.3%
59,000		Becton Dickinson & Co.	4,652,740
36,720	@	CareFusion Corp.	918,367
156,200		Johnson & Johnson	10,060,842
			15,631,949
		Healthcare-Services: 0.6%
27,300	@	Laboratory Corp. of America Holdings	2,043,132
22,600		UnitedHealth Group, Inc.	688,848
			2,731,980
		Holding Companies-Diversified: 0.9%
1,254,265		China Merchants Holdings International Co. Ltd.	4,046,182
			4,046,182
		Housewares: 0.2%
16,400		Hunter Douglas NV	801,739
			801,739
		Insurance: 10.5%
180	@	Berkshire Hathaway, Inc. - Class A	17,856,000
406	@	Berkshire Hathaway, Inc. - Class B	1,334,116
8,635		Everest Re Group Ltd.	739,847
4,480		Fairfax Financial Holdings Ltd.	1,747,021
324,299		Loews Corp.	11,788,269
1,175	@	Markel Corp.	399,500
37,300		Principal Financial Group, Inc.	896,692
573,480	@	Progressive Corp.	10,316,905
94,070		Transatlantic Holdings, Inc.	4,901,988
			49,980,338
		Internet: 2.6%
15,240	@	Amazon.com, Inc.	2,050,085
14,979	@	Google, Inc. - Class A	9,286,680
84,700	@	Liberty Media Corp. - Interactive - Class A	918,148
			12,254,913

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Leisure Time: 0.8%
142,750		Harley-Davidson, Inc.	$3,597,300
			3,597,300
		Media: 3.9%
171,471		Comcast Corp. - Special Class A	2,745,251
71,472	@	DIRECTV	2,383,591
96,700		Grupo Televisa SA ADR	2,007,492
18,100		Lagardere SCA	732,788
7,116	@	Liberty Media Corp. - Starz	328,403
460,570		News Corp. - Class A	6,305,203
122,400		Walt Disney Co.	3,947,400
			18,450,128
		Mining: 1.6%
64,500		BHP Billiton PLC	2,056,256
41,632		Rio Tinto PLC	2,247,990
62,450		Vulcan Materials Co.	3,289,242
			7,593,488
		Miscellaneous Manufacturing: 0.7%
93,765		Tyco International Ltd.	3,345,535
			3,345,535
		Oil & Gas: 14.2%
167,010		Canadian Natural Resources Ltd.	12,016,370
33,700		ConocoPhillips	1,721,059
209,620		Devon Energy Corp.	15,407,070
167,400		EOG Resources, Inc.	16,288,020
193,530		Occidental Petroleum Corp.	15,743,666
270,000		OGX Petroleo e Gas Participacoes S.A.	2,651,924
44,276	@	Transocean Ltd.	3,666,053
			67,494,162
		Packaging & Containers: 1.8%
391,894		Sealed Air Corp.	8,566,803
			8,566,803
		Pharmaceuticals: 5.8%
73,340		Cardinal Health, Inc.	2,364,482
88,820	@	Express Scripts, Inc.	7,678,489
35,730		Mead Johnson Nutrition Co.	1,561,401
328,035		Merck & Co., Inc.	11,986,399
226,000		Pfizer, Inc.	4,110,940
			27,701,711
		Real Estate: 0.9%
62,848		Brookfield Asset Management, Inc. - Class A	1,393,969
540,000		Hang Lung Group Ltd.	2,670,581
			4,064,550
		Retail: 8.4%
179,300	@	Bed Bath & Beyond, Inc.	6,926,359
183,399	@	Carmax, Inc.	4,447,426
296,925		Costco Wholesale Corp.	17,569,052
333,027		CVS Caremark Corp.	10,726,800
			39,669,637
		Semiconductors: 1.8%
326,550		Texas Instruments, Inc.	8,509,893
			8,509,893

Shares			Value
		Software: 2.9%
202,000	@	Activision Blizzard, Inc.	$2,244,220
382,540		Microsoft Corp.	11,663,645
			13,907,865
		Transportation: 1.4%
958,000		China Shipping Development Co. Ltd.	1,424,762
25,157		Kuehne & Nagel International AG	2,445,996
59,200	@	LLX Logistica S.A.	343,775
40,515		United Parcel Service, Inc. - Class B	2,324,346
			6,538,879
Total Common Stock (Cost $435,111,423)			450,768,151
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.7%
		Forest Products & Paper: 0.2%
$649,000	#,I	Sino-Forest Corp., 5.000%, due 08/01/13	$769,876
			769,876
		Leisure Time: 0.5%
2,000,000	I	Harley-Davidson, Inc., 15.000%, due 02/01/14	2,449,958
			2,449,958
Total Corporate Bonds/Notes (Cost $2,649,000)			3,219,834
Total Long-Term Investments (Cost $437,760,423)			453,987,985

SHORT-TERM INVESTMENTS: 4.6%
	Commercial Paper: 4.6%
21,810,000	Three Pillars Funding, LLC, 0.300%, due 01/04/10	21,809,273
Total Short-Term Investments (Cost $21,809,273)		21,809,273

Total Investments in Securities (Cost $459,569,696)*	100.4%	$475,797,258
Other Assets and Liabilities - Net	(0.4)	(1,726,045)
Net Assets	100.0%	$474,071,213

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

*  Cost for federal income tax purposes is $462,566,892.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,518,392
Gross Unrealized Depreciation	(28,288,026)
Net Unrealized Appreciation	$13,230,366

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Agriculture	$4,293,825	$—	$—	$4,293,825
Auto Manufacturers	560,734	—	—	560,734
Banks	53,470,241	—	—	53,470,241
Beverages	9,814,184	5,173,517	—	14,987,701
Building Materials	1,993,843	—	—	1,993,843
Chemicals	3,488,353	—	—	3,488,353
Coal	—	3,517,550	—	3,517,550
Commercial Services	15,808,948	882,652	—	16,691,600
Computers	7,309,269	—	—	7,309,269
Cosmetics/Personal Care	8,854,307	—	—	8,854,307
Diversified Financial Services	22,656,260	1,473,795	—	24,130,055
Electric	1,566,188	—	—	1,566,188
Electronics	5,945,656	—	—	5,945,656
Engineering & Construction	2,885,437	—	—	2,885,437
Food	1,207,913	—	—	1,207,913
Food Service	—	—	55	55
Forest Products & Paper	4,978,372	—	—	4,978,372
Healthcare - Products	15,631,949	—	—	15,631,949
Healthcare - Services	2,731,980	—	—	2,731,980
Holding Companies - Diversified	—	4,046,182	—	4,046,182
Housewares	—	801,739	—	801,739
Insurance	49,980,338	—	—	49,980,338
Internet	12,254,913	—	—	12,254,913
Leisure Time	3,597,300	—	—	3,597,300
Media	17,717,340	732,788	—	18,450,128
Mining	3,289,242	4,304,246	—	7,593,488
Miscellaneous Manufacturing	3,345,535	—	—	3,345,535
Oil & Gas	67,494,162	—	—	67,494,162
Packaging & Containers	8,566,803	—	—	8,566,803
Pharmaceuticals	27,701,711	—	—	27,701,711
Real Estate	1,393,969	2,670,581	—	4,064,550
Retail	39,669,637	—	—	39,669,637
Semiconductors	8,509,893	—	—	8,509,893
Software	13,907,865	—	—	13,907,865
Transportation	2,668,121	3,870,758	—	6,538,879
Total Common Stock	423,294,288	27,473,808	55	450,768,151
Corporate Bonds/Notes	—	3,219,834	—	3,219,834
Short-Term Investments	—	21,809,273	—	21,809,273
Total Investments, at value	$423,294,288	$52,502,915	$55	$475,797,258

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$55	$—	$—	$—	$—	$—	$—	$—	$—	$—	$55
Total Investments, at value	$55	$—	$—	$—	$—	$—	$—	$—	$—	$—	$55

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 92.5%
		Advertising: 1.1%
143,501	@	Clear Channel Outdoor Holdings, Inc.	$1,490,975
29,500		Omnicom Group	1,154,925
			2,645,900
		Aerospace/Defense: 1.7%
15,400	@	Alliant Techsystems, Inc.	1,359,358
29,900		L-3 Communications Holdings, Inc.	2,599,805
			3,959,163
		Agriculture: 0.6%
18,200		Lorillard, Inc.	1,460,186
			1,460,186
		Apparel: 0.8%
26,700		VF Corp.	1,955,508
			1,955,508
		Auto Parts & Equipment: 0.7%
59,700		WABCO Holdings, Inc.	1,539,663
			1,539,663
		Banks: 7.1%
35,300		Bancorpsouth, Inc.	828,138
76,000		BB&T Corp.	1,928,120
24,700		City National Corp.	1,126,320
34,900		Cullen/Frost Bankers, Inc.	1,745,000
97,600		Keycorp	541,680
59,051	L	M&T Bank Corp.	3,949,921
24,300		Northern Trust Corp.	1,273,320
81,400		SunTrust Bank	1,651,606
14,800	L	Synovus Financial Corp.	30,340
122,400	L	TCF Financial Corp.	1,667,088
74,900		Wilmington Trust Corp.	924,266
44,600	L	Zions Bancorp.	572,218
			16,238,017
		Beverages: 0.6%
25,575		Brown-Forman Corp.	1,370,053
			1,370,053
		Chemicals: 4.4%
46,300		Airgas, Inc.	2,203,879
81,708		Albemarle Corp.	2,971,720
37,800		PPG Industries, Inc.	2,212,812
13,200		Sherwin-Williams Co.	813,780
38,700		Sigma-Aldrich Corp.	1,955,511
			10,157,702
		Commercial Services: 1.9%
103,800		H&R Block, Inc.	2,347,956
4,640		Washington Post	2,039,744
			4,387,700
		Computers: 2.2%
99,200		Jack Henry & Associates, Inc.	2,293,504
49,777	@	Lexmark International, Inc.	1,293,206
65,600	@	Synopsys, Inc.	1,461,568
			5,048,278

Shares			Value
		Distribution/Wholesale: 1.1%
63,800		Genuine Parts Co.	$2,421,848
			2,421,848
		Diversified Financial Services: 1.5%
12,100	@	Affiliated Managers Group, Inc.	814,935
19,700		Ameriprise Financial, Inc.	764,754
35,700		T. Rowe Price Group, Inc.	1,901,025
			3,480,714
		Electric: 8.0%
119,292		American Electric Power Co., Inc.	4,150,169
224,400		CMS Energy Corp.	3,514,104
47,500		NSTAR	1,748,000
67,419		Pacific Gas & Electric Co.	3,010,258
122,900		Westar Energy, Inc.	2,669,388
153,200		Xcel Energy, Inc.	3,250,904
			18,342,823
		Electrical Components & Equipment: 0.7%
25,400	@	Energizer Holdings, Inc.	1,556,512
			1,556,512
		Electronics: 3.6%
62,300		Amphenol Corp.	2,877,014
74,500	@	Arrow Electronics, Inc.	2,205,945
132,700		Tyco Electronics Ltd.	3,257,785
			8,340,744
		Environmental Control: 1.8%
142,917		Republic Services, Inc.	4,045,980
			4,045,980
		Food: 3.4%
55,900		JM Smucker Co.	3,451,825
12,900		McCormick & Co., Inc.	466,077
184,900		Safeway, Inc.	3,936,521
			7,854,423
		Gas: 1.7%
83,700		Energen Corp.	3,917,160
			3,917,160
		Hand/Machine Tools: 0.5%
28,100		Snap-On, Inc.	1,187,506
			1,187,506
		Healthcare-Products: 1.6%
47,700		Becton Dickinson & Co.	3,761,622
			3,761,622
		Healthcare-Services: 3.6%
69,700	@	Community Health Systems, Inc.	2,481,320
87,700	@	Coventry Health Care, Inc.	2,130,233
100,900	@	Lincare Holdings, Inc.	3,745,408
			8,356,961
		Household Products/Wares: 2.8%
25,600		Clorox Co.	1,561,600
80,100		Fortune Brands, Inc.	3,460,320
43,300		Jarden Corp.	1,338,403
			6,360,323

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance: 10.2%
76,350		Assurant, Inc.	$2,250,798
162,661		Cincinnati Financial Corp.	4,268,225
92,000		Loews Corp.	3,344,200
427,250		Old Republic International Corp.	4,289,590
139,096		OneBeacon Insurance Group Ltd.	1,916,743
97,600		Principal Financial Group, Inc.	2,346,304
53,600		Transatlantic Holdings, Inc.	2,793,096
94,100		WR Berkley Corp.	2,318,624
			23,527,580
		Internet: 0.6%
56,000	@	Expedia, Inc.	1,439,760
			1,439,760
		Lodging: 0.6%
51,806		Marriott International, Inc.	1,411,714
			1,411,714
		Machinery-Diversified: 0.8%
33,200		Roper Industries, Inc.	1,738,684
			1,738,684
		Media: 1.6%
71,200		Cablevision Systems Corp.	1,838,384
44,100		Scripps Networks Interactive - Class A	1,830,150
			3,668,534
		Metal Fabricate/Hardware: 1.4%
29,580		Precision Castparts Corp.	3,264,153
			3,264,153
		Mining: 0.4%
16,200		Vulcan Materials Co.	853,254
			853,254
		Miscellaneous Manufacturing: 1.7%
66,200		Carlisle Cos., Inc.	2,268,012
41,179	@	Cooper Industries PLC	1,755,873
			4,023,885
		Oil & Gas: 3.2%
118,600	@	CVR Energy, Inc.	813,596
47,300		Devon Energy Corp.	3,476,550
67,400		EQT Corp.	2,960,208
			7,250,354
		Packaging & Containers: 1.5%
67,000		Ball Corp.	3,463,900
			3,463,900
		Pharmaceuticals: 0.5%
47,100	@	VCA Antech, Inc.	1,173,732
			1,173,732
		Pipelines: 4.2%
53,794	@	Kinder Morgan Management, LLC	2,939,304
58,400		Oneok, Inc.	2,602,888
199,897		Williams Cos., Inc.	4,213,829
			9,756,021
		Real Estate: 0.8%
144,950		Brookfield Properties Co.	1,756,794
			1,756,794

Shares			Value
		Retail: 7.3%
64,623	@,L	Autonation, Inc.	$1,237,530
13,250	@	Autozone, Inc.	2,094,428
37,900	@	Bed Bath & Beyond, Inc.	1,464,077
51,853		Darden Restaurants, Inc.	1,818,485
21,100	@	Dollar General Corp.	473,273
167,400		Gap, Inc.	3,507,030
57,700		Staples, Inc.	1,418,843
46,300		Tiffany & Co.	1,990,900
54,300		TJX Cos., Inc.	1,984,665
22,800		Yum! Brands, Inc.	797,316
			16,786,547
		Savings & Loans: 0.5%
65,900		People's United Financial, Inc.	1,100,530
			1,100,530
		Semiconductors: 0.6%
70,314	@	Avago Technologies Ltd.	1,286,043
			1,286,043
		Telecommunications: 2.9%
66,800		CenturyTel, Inc.	2,418,828
93,395		Telephone & Data Systems, Inc.	2,820,529
120,521		Windstream Corp.	1,324,526
			6,563,883
		Transportation: 1.3%
17,000		Norfolk Southern Corp.	891,140
88,200		Teekay Shipping Corp.	2,047,122
			2,938,262
		Water: 1.0%
97,900		American Water Works Co., Inc.	2,193,939
			2,193,939
Total Common Stock (Cost $203,009,468)			212,586,355
REAL ESTATE INVESTMENT TRUSTS: 4.2%
		Diversified: 1.0%
33,276		Vornado Realty Trust	2,327,323
			2,327,323
		Health Care: 0.8%
43,300		Ventas, Inc.	1,893,942
			1,893,942
		Shopping Centers: 1.9%
171,500		Kimco Realty Corp.	2,320,395
56,100		Regency Centers Corp.	1,966,866
			4,287,261
		Storage: 0.5%
14,100		Public Storage, Inc.	1,148,445
			1,148,445
Total Real Estate Investment Trusts (Cost $8,520,769)			9,656,971
Total Long-Term Investments (Cost $211,530,237)			222,243,326
SHORT-TERM INVESTMENTS: 5.1%

	Affiliated Mutual Fund: 3.1%
7,303,658	ING Institutional Prime Money Market Fund - Class I	7,303,658
Total Mutual Fund (Cost $7,303,658)		7,303,658

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Securities Lending Collateralcc: 2.0%
$4,122,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$4,122,000
565,915	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	452,732
Total Securities Lending Collateral (Cost $4,687,915)			4,574,732
Total Short-Term Investments (Cost $11,991,573)			11,878,390

Total Investments in Securities (Cost $223,521,810)*	101.8%	$234,121,716
Other Assets and Liabilities - Net	(1.8)	(4,240,167)
Net Assets	100.0%	$229,881,549

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $231,007,100.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,153,912
Gross Unrealized Depreciation	(14,039,296)
Net Unrealized Appreciation	$3,114,616

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$212,586,355	$—	$—	$212,586,355
Real Estate Investment Trusts	9,656,971	—	—	9,656,971
Short-Term Investments	11,425,658	—	452,732	11,878,390
Total Investments, at value	$233,668,984	$—	$452,732	$234,121,716

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$452,732	$—	$452,732
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$452,732	$—	$452,732

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS  PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 99.5%
		Aerospace/Defense: 3.4%
137,370		L-3 Communications Holdings, Inc.	$11,944,322
			11,944,322
		Banks: 0.5%
101,376		Bank of America Corp.	1,526,723
1,646		Goldman Sachs Group, Inc.	277,911
			1,804,634
		Biotechnology: 21.0%
407,420	@	Amgen, Inc.	23,047,750
470,390	@	Biogen Idec, Inc.	25,165,865
423,000	@	Genzyme Corp.	20,731,230
124,160	@	Vertex Pharmaceuticals, Inc.	5,320,256
			74,265,101
		Computers: 4.2%
18,860	@	LaserCard Corp.	108,822
279,300	@,L	Sandisk Corp.	8,096,907
352,356		Seagate Technology, Inc.	6,409,356
			14,615,085
		Diversified Financial Services: 0.7%
100,750	L	Cohen & Steers, Inc.	2,301,130
			2,301,130
		Electronics: 2.0%
19,190	@	Dolby Laboratories, Inc.	915,939
252,558		Tyco Electronics Ltd.	6,200,299
			7,116,238
		Engineering & Construction: 0.2%
17,870		Fluor Corp.	804,865
			804,865
		Entertainment: 0.0%
5,220	@,L	Ascent Media Corp.	133,267
			133,267
		Healthcare-Products: 3.9%
212,520	@,L	BioMimetic Therapeutics, Inc.	2,535,364
235,748		Covidien PLC	11,289,972
			13,825,336
		Healthcare-Services: 6.9%
796,190		UnitedHealth Group, Inc.	24,267,871
			24,267,871
		Internet: 1.1%
358,315	@	Liberty Media Corp. - Interactive - Class A	3,884,135
			3,884,135
		Iron/Steel: 0.4%
30,480		Nucor Corp.	1,421,892
			1,421,892
		Media: 16.2%
671,000		Cablevision Systems Corp.	17,325,220
68,235		CBS Corp. - Class B	958,702

Shares			Value
143,090		Comcast Corp. - Class A	$2,412,497
1,006,635		Comcast Corp. - Special Class A	16,116,226
252,148	@	DIRECTV	8,409,136
62,205	@	Discovery Communications, Inc. - Class A	1,907,827
62,205	@	Discovery Communications, Inc. - Class C	1,649,677
53,146	@	Liberty Global, Inc.	1,164,429
53,003	@	Liberty Global, Inc. - Series C	1,158,116
66,735	@	Liberty Media Corp. - Capital Shares A	1,593,632
28,710	@	Liberty Media Corp. - Starz	1,324,967
61,295	@	Viacom - Class B	1,822,300
74,460		World Wrestling Entertainment, Inc.	1,141,472
			56,984,201
		Mining: 1.1%
47,460		Freeport-McMoRan Copper & Gold, Inc.	3,810,563
			3,810,563
		Miscellaneous Manufacturing: 4.5%
192,420		Pall Corp.	6,965,604
252,588		Tyco International Ltd.	9,012,340
			15,977,944
		Oil & Gas: 8.9%
501,095		Anadarko Petroleum Corp.	31,278,350
			31,278,350
		Oil & Gas Services: 8.8%
149,919		National Oilwell Varco, Inc.	6,609,929
1,364,430	@	Weatherford International Ltd.	24,436,937
			31,046,866
		Pharmaceuticals: 7.1%
79,830	@	Alkermes, Inc.	751,200
551,504	@	Forest Laboratories, Inc.	17,708,793
70,540	@	Isis Pharmaceuticals, Inc.	782,994
51,392		Teva Pharmaceutical Industries Ltd. ADR	2,887,203
93,330	@	Valeant Pharmaceuticals International	2,966,961
			25,097,151
		Retail: 0.3%
184,500	@	Charming Shoppes, Inc.	1,193,715
			1,193,715
		Semiconductors: 5.6%
336,320	@	Broadcom Corp.	10,577,264
84,200	@	Cree, Inc.	4,746,354
52,890	@	DSP Group, Inc.	297,771
207,240		Intel Corp.	4,227,696
			19,849,085
		Software: 1.7%
73,870	@	Advent Software, Inc.	3,008,725
116,970	@	Autodesk, Inc.	2,972,208
			5,980,933

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS  PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications: 1.0%
87,217	@	Arris Group, Inc.	$996,890
203,160		Nokia OYJ ADR	2,610,606
			3,607,496
Total Common Stock (Cost $332,966,223)			351,210,180
SHORT-TERM INVESTMENTS: 1.3%

	Affiliated Mutual Fund: 0.7%
2,601,171	ING Institutional Prime Money Market Fund - Class I	2,601,171
Total Mutual Fund (Cost $2,601,171)		2,601,171

Principal Amount			Value
		Securities Lending Collateralcc: 0.6%
$1,843,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$1,843,000
154,628	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	123,702
Total Securities Lending Collateral (Cost $1,997,628)			1,966,702
Total Short-Term Investments (Cost $4,598,799)			4,567,873

Total Investments in Securities (Cost $337,565,022)*	100.8%	$355,778,053
Other Assets and Liabilities - Net	(0.8)	(2,698,701)
Net Assets	100.0%	$353,079,352

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $337,590,663.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$60,944,698
Gross Unrealized Depreciation	(42,757,308)
Net Unrealized Appreciation	$18,187,390

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$351,210,180	$—	$—	$351,210,180
Short-Term Investments	4,444,171	—	123,702	4,567,873
Total Investments, at value	$355,654,351	$—	$123,702	$355,778,053

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS  PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$123,702	$—	$123,702
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$123,702	$—	$123,702

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 98.0%
		Bermuda: 1.0%
920,100		XL Capital Ltd.	$16,865,433
			16,865,433
		Brazil: 1.5%
125,500		Cia de Bebidas das Americas ADR	12,686,795
548,300		Empresa Brasileira de Aeronautica SA ADR	12,122,913
			24,809,708
		Canada: 0.8%
430,900		Husky Energy, Inc.	12,393,242
			12,393,242
		Finland: 0.9%
568,900		Fortum OYJ	15,433,945
			15,433,945
		France: 6.9%
323,768		LVMH Moet Hennessy Louis Vuitton S.A.	36,303,341
135,006	@,L	NicOx S.A.	1,123,234
191,779		Sanofi-Aventis	15,082,031
194,196		Societe Generale	13,492,721
331,334		Technip S.A.	23,311,513
379,794		Total S.A.	24,394,124
			113,706,964
		Germany: 6.6%
185,342		Allianz AG	22,974,976
90,582		Bayer AG	7,248,687
148,691		Bayerische Motoren Werke AG	6,768,747
37,357		Linde AG	4,500,852
592,636		SAP AG	28,252,792
430,518		Siemens AG	39,508,984
			109,255,038
		India: 2.6%
85,700		HDFC Bank Ltd.	3,122,687
584,365		Infosys Technologies Ltd.	32,522,899
1,528,003	@	WIRE&WIRELESS EXCERCISED	646,861
1,335,476		Zee Telefilms Ltd.	7,320,592
			43,613,039
		Italy: 1.9%
1,186,700	L	Bulgari S.p.A.	9,773,551
145,400		Lottomatica S.p.A.	2,929,341
306,979		Prysmian S.p.A.	5,358,382
175,925	L	Tod's S.p.A.	13,062,310
			31,123,584
		Japan: 9.1%
79,600		Fanuc Ltd.	7,418,881
623,300		Hoya Corp.	16,631,218
3,428		KDDI Corp.	18,157,136
57,683		Keyence Corp.	11,971,740
97,900		Kyocera Corp.	8,622,096
351,300		Murata Manufacturing Co. Ltd.	17,532,402
104,300		Nidec Corp.	9,639,710
36,700		Nintendo Co. Ltd.	8,765,319

Shares			Value
245,700		Secom Co. Ltd.	$11,670,166
264,171		Seven & I Holdings Co. Ltd.	5,393,962
817,100		Sony Corp.	23,754,545
398,100		Sumitomo Mitsui Financial Group, Inc.	11,423,631
			150,980,806
		Mexico: 3.4%
4,785,200		Fomento Economico Mexicano SA de CV ADR	22,956,670
2,359,400	@	Grupo Modelo S.A.	13,093,750
971,900		Grupo Televisa SA ADR	20,176,644
			56,227,064
		Netherlands: 3.4%
871,383		European Aeronautic Defence and Space Co. NV	17,515,771
703,277		Koninklijke Philips Electronics NV	20,788,378
567,025		TNT NV	17,420,967
			55,725,116
		Norway: 0.7%
401,000	L	Tandberg ASA	11,404,628
			11,404,628
		Spain: 1.3%
329,000		Inditex S.A.	20,546,851
			20,546,851
		Sweden: 6.4%
1,366,800	@	Assa Abloy AB	26,331,409
944,575		Investor AB	17,495,691
6,747,920		Telefonaktiebolaget LM Ericsson	62,121,698
			105,948,798
		Switzerland: 6.0%
19,127	@	Basilea Pharmaceutica - Reg	1,182,940
753,861		Credit Suisse Group	37,347,304
233,299		Nestle S.A.	11,322,848
187,461		Roche Holding AG - Genusschein	32,058,245
1,132,013	@	UBS AG - Reg	17,627,960
			99,539,297
		Taiwan: 2.0%
963,915		MediaTek, Inc.	16,747,599
8,000,111		Taiwan Semiconductor Manufacturing Co. Ltd.	16,124,020
			32,871,619
		United Kingdom: 8.8%
1,560,710		3i Group PLC	7,066,365
1,305,818		Cadbury PLC	16,789,655
500,749		Diageo PLC	8,736,114
2,279,098		HSBC Holdings PLC	25,924,600
1,743,516		Prudential PLC	17,847,054
317,686		Reckitt Benckiser PLC	17,196,343
2,825,190		Tesco PLC	19,490,343
551,127		Unilever PLC	17,666,541
6,604,406		Vodafone Group PLC	15,293,874
			146,010,889

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		United States: 34.7%
294,900		3M Co.	$24,379,383
596,183	@	Adobe Systems, Inc.	21,927,611
614,000		Aetna, Inc.	19,463,800
420,500		Aflac, Inc.	19,448,125
800,400		Altera Corp.	18,113,052
227,500	@,L	Amylin Pharmaceuticals, Inc.	3,228,225
519,400		Automatic Data Processing, Inc.	22,240,708
139,100		Boeing Co.	7,529,483
741,700	@	Carnival Corp.	23,504,473
271,400		Colgate-Palmolive Co.	22,295,510
1,025,200		Corning, Inc.	19,796,612
1,449,800	@	eBay, Inc.	34,128,292
291,200		Emerson Electric Co.	12,405,120
580,900		Fidelity National Title Group, Inc.	7,818,914
212,700	@,L	InterMune, Inc.	2,773,608
913,000	@	Intuit, Inc.	28,038,230
1,252,500	@	Juniper Networks, Inc.	33,404,175
145,700		Linear Technology Corp.	4,449,678
110,500		Lockheed Martin Corp.	8,326,175
813,200		Maxim Integrated Products	16,507,960
393,200		McDonald's Corp.	24,551,408
1,109,000		Microsoft Corp.	33,813,410
266,600		Raytheon Co.	13,735,232
133,000	@	Regeneron Pharmaceuticals, Inc.	3,215,940
456,854	@	Seattle Genetics, Inc.	4,641,637
391,900	@	Shuffle Master, Inc.	3,229,256
8,106,739	@,L	Sirius XM Radio, Inc.	4,864,043
1,740,600	@	SLM Corp.	19,616,562
349,200	@	Theravance, Inc.	4,564,044
530,600		Tiffany & Co.	22,815,800
231,179	@	Transocean Ltd.	19,141,621
422,600		Wal-Mart Stores, Inc.	22,587,970
816,300		Walt Disney Co.	26,325,675
340,700	@	WellPoint, Inc.	19,859,403
			572,741,135
Total Common Stock (Cost $1,530,787,872)			1,619,197,156
PREFERRED STOCK: 0.7%

	Germany: 0.7%
327,865	Bayerische Motoren Werke AG	10,852,305
Total Preferred Stock (Cost $10,083,475)		10,852,305
Principal Amount		Value
CORPORATE BONDS/NOTES: 0.1%
	United States: 0.1%
$1,890,000	Theravance, Inc., 3.000%, due 01/15/15	$1,497,825
Total Corporate Bonds/Notes (Cost $1,890,000)		1,497,825
Total Long-Term Investments (Cost $1,542,761,347)		1,631,547,286

Shares		Value
SHORT-TERM INVESTMENTS: 2.8%
	Affiliated Mutual Fund: 1.6%
25,840,992	ING Institutional Prime Money Market Fund - Class I	$25,840,992
Total Mutual Fund (Cost $25,840,992)		25,840,992

Principal Amount			Value
		Securities Lending Collateralcc: 1.2%
$17,178,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$17,178,000
3,820,850	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	3,056,680
Total Securities Lending Collateral (Cost $20,998,850)			20,234,680
Total Short-Term Investments (Cost $46,839,842)			46,075,672

Total Investments in Securities (Cost $1,589,601,189)*	101.6%	$1,677,622,958
Other Assets and Liabilities - Net	(1.6)	(26,205,596)
Net Assets	100.0%	$1,651,417,362

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $1,613,285,339.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$240,121,263
Gross Unrealized Depreciation	(175,783,644)
Net Unrealized Appreciation	$64,337,619

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	3.6%
Apparel	0.8
Auto Manufacturers	1.1
Banks	6.6
Beverages	3.5
Biotechnology	1.0
Chemicals	0.7
Commercial Services	2.0
Computers	2.0
Cosmetics/Personal Care	1.3
Diversified Financial Services	1.2
Electric	0.9
Electrical Components & Equipment	1.1
Electronics	5.2
Entertainment	0.4
Food	3.9
Healthcare - Services	2.4
Holding Companies - Diversified	2.2
Home Furnishings	1.4
Household Products/Wares	1.0
Insurance	5.1

Industry	Percentage of Net Assets
Internet	2.1%
Investment Companies	1.1
Leisure Time	1.4
Machinery - Diversified	0.4
Media	3.6
Metal Fabricate/Hardware	1.6
Miscellaneous Manufacturing	3.9
Oil & Gas	3.4
Oil & Gas Services	1.4
Pharmaceuticals	3.2
Retail	6.4
Semiconductors	4.4
Software	6.8
Telecommunications	9.7
Toys/Games/Hobbies	0.5
Transportation	1.1
Venture Capital	0.4
Short-Term Investments	2.8
Other Assets and Liabilities - Net	(1.6)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Bermuda	$16,865,433	$—	$—	$16,865,433
Brazil	24,809,708	—	—	24,809,708
Canada	12,393,242	—	—	12,393,242
Finland	—	15,433,945	—	15,433,945
France	—	113,706,964	—	113,706,964
Germany	—	109,255,038	—	109,255,038
India	646,861	42,966,178	—	43,613,039
Italy	—	31,123,584	—	31,123,584
Japan	—	150,980,806	—	150,980,806
Mexico	56,227,064	—	—	56,227,064
Netherlands	—	55,725,116	—	55,725,116
Norway	—	11,404,628	—	11,404,628
Spain	—	20,546,851	—	20,546,851
Sweden	—	105,948,798	—	105,948,798
Switzerland	—	99,539,297	—	99,539,297
Taiwan	—	32,871,619	—	32,871,619
United Kingdom	—	146,010,889	—	146,010,889
United States	572,741,135	—	—	572,741,135
Total Common Stock	683,683,443	935,513,713	—	1,619,197,156
Preferred Stock	—	10,852,305	—	10,852,305
Corporate Bonds/Notes	—	1,497,825	—	1,497,825
Short-Term Investments	43,018,992	—	3,056,680	46,075,672
Total Investments, at value	$726,702,435	$947,863,843	$3,056,680	$1,677,622,958

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$3,056,680	$—	$3,056,680
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$3,056,680	$—	$3,056,680

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009

Principal Amount			Value
CORPORATE BONDS/NOTES: 31.9%
		Aerospace/Defense: 0.4%
$710,000	S	BE Aerospace, Inc., 8.500%, due 07/01/18	$754,375
95,000		Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	67,450
445,000	#,S	TransDigm Group, Inc., 7.750%, due 07/15/14	453,900
590,000	S	Vought Aircraft Industries, Inc., 8.000%, due 07/15/11	584,838
			1,860,563
		Agriculture: 0.1%
292,000	S	Altria Group, Inc., 9.700%, due 11/10/18	361,525
160,000	#,S	MHP S.A., 10.250%, due 11/30/11	145,180
			506,705
		Airlines: 0.5%
190,000	S,I	American Airlines Pass-Through Trust, 7.858%, due 10/01/11	190,000
125,000	S	American Airlines Pass-Through Trust, 10.375%, due 07/02/19	138,125
545,000	#,L	American Airlines, Inc., 10.500%, due 10/15/12	572,250
130,000	#,S	Delta Airlines, Inc., 9.500%, due 09/15/14	135,688
780,000	#,S	Delta Airlines, Inc., 12.250%, due 03/15/15	783,900
520,000	S,I	United Airlines, Inc., 10.400%, due 11/01/16	547,950
			2,367,913
		Apparel: 0.1%
490,000	S	Levi Strauss & Co., 9.750%, due 01/15/15	516,950
			516,950
		Auto Manufacturers: 0.1%
730,000	S	Ford Motor Co., 7.450%, due 07/16/31	648,788
			648,788
		Auto Parts & Equipment: 0.3%
675,000	#,S	Allison Transmission, Inc., 11.000%, due 11/01/15	712,125
445,000	#	American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17	453,900
165,000	S	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	172,425
			1,338,450

Principal Amount				Value
			Banks: 4.2%
	$930,000	#,S	Banco BMG S.A., 9.150%, due 01/15/16	$962,550
	160,000	#,S	Banco de Credito del Peru, 6.950%, due 11/07/21	156,000
	150,000	#,S,I	Banco de Credito del Peru, 9.750%, due 11/06/69	158,625
	450,000	#	Banco do Brasil Cayman, 8.500%, due 10/29/49	481,500
	140,000	#,S	Banco Hipotecario S.A., 9.750%, due 04/27/16	121,800
MXN	1,007,479	S	Banco Invex S.A., 6.450%, due 03/13/34	260,303
	$445,000	S	Bank of America Corp., 4.900%, due 05/01/13	461,689
	1,100,000	S	Bank of America Corp., 5.650%, due 05/01/18	1,119,016
EUR	820,000	S	Bank of Scotland PLC, 4.375%, due 07/13/16	1,181,775
EUR	575,000	S	Bank of Scotland PLC, 4.500%, due 07/13/21	785,016
	$160,000	S,I	Barclays Bank PLC, 6.278%, due 12/29/49	119,200
	1,712,000	S	Citigroup, Inc., 5.500%, due 04/11/13	1,776,263
	232,000	S	Citigroup, Inc., 6.500%, due 08/19/13	247,324
EUR	600,000		Depfa ACS Bank, 4.375%, due 01/15/15	863,348
	$400,000	S	Export-Import Bank of Korea, 5.875%, due 01/14/15	430,180
	1,025,000	#,S	General Motors Acceptance Corp., 8.000%, due 11/01/31	932,750
	699,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	749,494
	210,000	#,S	HSBK Europe BV, 7.250%, due 05/03/17	193,200
	560,000	#,S	HSBK Europe BV, 9.250%, due 10/16/13	576,800
	625,000	#	ICICI Bank Ltd., 5.500%, due 03/25/15	622,760
	635,000	#,S	ICICI Bank Ltd., 6.375%, due 04/30/22	571,658
	160,000	#,S	Kuznetski Capital for Bank of Moscow, 7.375%, due 11/26/10	166,400
	1,531,000	S	Morgan Stanley, 6.000%, due 04/28/15	1,632,710
	230,000	#,S	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18	252,540
	191,000	S	UBS AG, 5.750%, due 04/25/18	194,759
	320,000	#,S	VTB Capital S.A., 6.875%, due 05/29/18	320,000
	1,710,000	S	VTB Capital SA for Vneshtorgbank, 6.315%, due 02/04/15	1,709,839

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Banks (continued)
EUR	177,000	S	WM Covered Bond Program, 3.875%, due 09/27/11	$260,475
EUR	1,110,000	S	WM Covered Bond Program, 4.000%, due 09/27/16	1,564,469
EUR	140,000		WM Covered Bond Program, 4.375%, due 05/19/14	205,612
				19,078,055
			Beverages: 0.2%
BRL	860,000	S	AmBev International Finance Co. Ltd., 9.500%, due 07/24/17	484,813
	$370,000	#,S	Cott Beverages, Inc., 8.375%, due 11/15/17	382,950
				867,763
			Building Materials: 0.2%
	210,000	#,S	Associated Materials, LLC/Associated Materials Finance, Inc., 9.875%, due 11/15/16	222,600
	535,000	#,Z	Goodman Global Group, Inc., 11.910%, due 12/15/14	306,288
	190,000	#,S	USG Corp., 9.750%, due 08/01/14	203,775
	250,000	#,S	Voto-Votorantim Overseas Trading Operations NV, 6.625%, due 09/25/19	251,875
				984,538
			Chemicals: 0.9%
	800,000	#,S	Braskem Finance Ltd., 7.250%, due 06/05/18	818,000
	333,000	S	Dow Chemical Co., 7.600%, due 05/15/14	379,274
	250,000	S	Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	246,250
	910,000	S	Huntsman International, LLC, 7.375%, due 01/01/15	878,150
	1,395,000	S	Momentive Performance Materials, Inc., 11.500%, due 12/01/16	1,241,550
	235,000	S	Nalco Co., 8.875%, due 11/15/13	243,225
	190,000	S	PolyOne Corp., 8.875%, due 05/01/12	196,650
				4,003,099
			Coal: 0.5%
	320,000	#,S	Adaro Indonesia PT, 7.625%, due 10/22/19	318,000
	620,000	#,S	Arch Coal, Inc., 8.750%, due 08/01/16	658,750
	300,000	#,S	Bumi Capital Pte Ltd, 12.000%, due 11/10/16	298,500

Principal Amount			Value
$450,000	#	Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., 8.250%, due 12/15/17	$452,250
455,000	#,S	Murray Energy Corp., 10.250%, due 10/15/15	455,000
			2,182,500
		Commercial Services: 1.0%
405,000	#,S	Altegrity, Inc., 10.500%, due 11/01/15	363,488
305,000	S	Aramark Services, Inc., 8.500%, due 02/01/15	315,675
80,000	#	Ashtead Capital, Inc., 9.000%, due 08/15/16	80,500
110,000	#	Ashtead Holdings PLC, 8.625%, due 08/01/15	111,100
850,000	S	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.625%, due 05/15/14	811,750
252,300	&,S	Catalent Pharma Solutions, Inc., 9.500%, due 04/15/15	228,962
255,000	S	Corrections Corp. of America, 7.750%, due 06/01/17	263,925
500,000	S	Hertz Corp., 10.500%, due 01/01/16	536,250
135,000	S	Iron Mountain, Inc., 7.750%, due 01/15/15	136,350
100,000	#,S	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	109,250
310,000	S	Service Corp. International, 6.750%, due 04/01/15	305,350
80,000	S	Service Corp. International, 7.000%, due 06/15/17	78,000
245,000	#	Stonemor Operating, LLC/Cornerstone Family Services/Osiris Holdings, 10.250%, due 12/01/17	250,513
225,000	S	United Rentals North America, Inc., 7.000%, due 02/15/14	204,750
195,000	S	United Rentals North America, Inc., 9.250%, due 12/15/19	202,313
565,000	S	Valassis Communications, Inc., 8.250%, due 03/01/15	566,413
			4,564,589
		Computers: 0.3%
165,000	#,S	Seagate Technology International, 10.000%, due 05/01/14	183,150
690,000	S	SunGard Data Systems, Inc., 9.125%, due 08/15/13	710,700

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Computers (continued)
	$408,000	S	SunGard Data Systems, Inc., 10.250%, due 08/15/15	$436,560
				1,330,410
			Cosmetics/Personal Care: 0.1%
	350,000	S	Elizabeth Arden, Inc., 7.750%, due 01/15/14	346,500
	130,000	#	Revlon Consumer Products Corp., 9.750%, due 11/15/15	134,875
				481,375
			Diversified Financial Services: 2.2%
	332,000	S	American Express Credit Corp., 5.875%, due 05/02/13	356,558
	263,000	S	American Express Credit Corp., 7.300%, due 08/20/13	295,818
	561,945	S	Autopistas Del Nordeste, 9.390%, due 04/15/24	421,458
EUR	182,000	S	BA Covered Bond Issuer, 4.250%, due 04/05/17	254,571
	$540,000	#,S	C10 Capital Ltd., 6.722%, due 12/31/49	381,608
	250,000	S	Capital One Bank USA NA, 8.800%, due 07/15/19	295,911
	240,000	#,S	CCM Merger, Inc., 8.000%, due 08/01/13	195,900
	240,000	#	Cemex Finance, LLC, 9.500%, due 12/14/16	252,600
	425,000	S	Ford Motor Credit Co., LLC, 7.500%, due 08/01/12	428,842
	315,000		Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	310,072
	709,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	734,511
	149,000	S	HSBC Finance Corp., 4.750%, due 07/15/13	155,271
	859,414	#,S	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	906,682
	221,000	S	International Lease Finance Corp., 6.375%, due 03/25/13	181,827
	161,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	129,707
MXN	490,106	S	JPMorgan Hipotecaria su Casita, 6.100%, due 09/25/35	89,723
	$1,500,000		JSC Astana Finance, 9.160%, due 03/14/12	255,000
	855,000	S	Merrill Lynch & Co., Inc., 7.750%, due 05/14/38	942,269
	151,000	S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	200,398

Principal Amount				Value
	$125,000	#,L	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, due 04/01/15	$127,500
	860,000	S	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, due 04/01/17	898,700
	279,000	S	SLM Corp., 8.450%, due 06/15/18	275,713
	660,000	+,#,S	Tiers Trust, 0.000% (step rate 8.600%), due 06/15/97	312,905
	340,000	#	TransCapitalInvest Ltd for OJSC AK Transneft, 5.670%, due 03/05/14	342,876
	160,000	#,S	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	183,630
	365,000	#,S	Universal City Development Partners Ltd., 8.875%, due 11/15/15	359,069
	635,000	S	Vanguard Health Holding Co. I, LLC, 11.250%, due 10/01/15	671,513
				9,960,632
			Electric: 1.6%
	155,000	S	AES Corp., 8.000%, due 10/15/17	159,844
	300,000	#,S	Centrais Eletricas Brasileiras S.A., 6.875%, due 07/30/19	326,625
	915,000	S	Edison Mission Energy, 7.000%, due 05/15/17	727,425
JPY	21,000,000		Electric Power, 1.800%, due 06/28/10	227,118
BRL	475,000	#,S,I	Eletropaulo Metropolitana de Sao Paulo S.A., 19.125%, due 06/28/10	283,745
	$300,000	#,S	Empresas Publicas de Medellin ESP, 7.625%, due 07/29/19	331,500
	430,000	S	Energy Future Holdings, 10.875%, due 11/01/17	353,675
	940,000	#,S	Israel Electric Corp. Ltd., 7.250%, due 01/15/19	1,019,720
	210,000	#,S	Majapahit Holding BV, 7.250%, due 10/17/11	220,500
	470,000	#,S	Majapahit Holding BV, 7.750%, due 10/17/16	499,986
	100,000	#,S	Majapahit Holding BV, 8.000%, due 08/07/19	106,000
	380,000	S	Mirant North America, LLC, 7.375%, due 12/31/13	377,625
	220,000	#,S	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, due 06/01/16	234,850
	490,000	S	NRG Energy, Inc., 7.375%, due 02/01/16	491,838
	655,000	S	NRG Energy, Inc., 7.375%, due 01/15/17	658,275

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$660,000	S,L	RRI Energy, Inc., 7.625%, due 06/15/14	$656,700
270,000	S	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	220,050
315,000	#	United Maritime Group, LLC/United Maritime Group Finance Corp., 11.750%, due 06/15/15	317,363
			7,212,839
		Electronics: 0.2%
260,000		NXP BV/NXP Funding, LLC, 7.875%, due 10/15/14	237,250
865,000	S	Sanmina-SCI Corp., 8.125%, due 03/01/16	867,163
			1,104,413
		Energy-Alternate Sources: 0.1%
300,000	#,S	Power Sector Assets & Liabilities Management Corp., 7.250%, due 05/27/19	323,250
240,000	#	Power Sector Assets & Liabilities Management Corp., 7.390%, due 12/02/24	248,400
			571,650
		Engineering & Construction: 0.1%
160,000	#,S	Odebrecht Finance Ltd., 7.000%, due 04/21/20	162,600
160,000	#,S	Odebrecht Finance Ltd., 9.625%, due 04/09/14	185,200
			347,800
		Entertainment: 0.8%
440,000	S	AMC Entertainment, Inc., 8.000%, due 03/01/14	422,400
725,000	#, ±,S	Greektown Holdings, LLC, 10.750%, due 12/01/13	113,281
392,000	S	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	350,840
210,000	S	Marquee Holdings, Inc., 9.505%, due 08/15/14	175,613
925,000	#,S	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	231,250
225,000	S	Mohegan Tribal Gaming Authority, 6.125%, due 02/15/13	181,406
340,000	#,L	Mohegan Tribal Gaming Authority, 11.500%, due 11/01/17	348,500
75,000	#,S	Peninsula Gaming LLC, 8.375%, due 08/15/15	75,188
195,000	#,S	Peninsula Gaming LLC, 10.750%, due 08/15/17	196,950

Principal Amount			Value
$385,000	#,S	Penn National Gaming, Inc., 8.750%, due 08/15/19	$395,588
155,000	S	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	155,775
75,000	#,S	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	76,875
245,000	#,S	Pokagon Gaming Authority, 10.375%, due 06/15/14	256,025
550,000	S	Warner Music Group, 7.375%, due 04/15/14	534,188
			3,513,879
		Food: 0.6%
660,000	S	ASG Consolidated, LLC/ASG Finance, Inc., 11.500%, due 11/01/11	664,950
155,000	#	Bumble Bee Foods, LLC, 7.750%, due 12/15/15	155,775
130,000	S	Chiquita Brands International, Inc., 7.500%, due 11/01/14	129,350
370,000	S,L	Chiquita Brands International, Inc., 8.875%, due 12/01/15	379,250
400,000	S	Dean Foods Co., 7.000%, due 06/01/16	394,000
350,000	#,S,I	JBS USA LLC, 11.625%, due 05/01/14	398,125
630,000	S	Smithfield Foods, Inc., 7.000%, due 08/01/11	631,575
190,000	#	Viskase Cos, Inc., 9.875%, due 01/15/18	192,375
			2,945,400
		Forest Products & Paper: 0.5%
160,000	#	Cascades, Inc., 7.750%, due 12/15/17	162,400
315,000	#,L	Cascades, Inc., 7.875%, due 01/15/20	321,300
240,000		Celulosa Arauco y Constitucion S.A., 7.250%, due 07/29/19	261,707
180,000	S	Georgia-Pacific Corp., 7.700%, due 06/15/15	189,900
475,000	#,S	Georgia-Pacific Corp., 8.250%, due 05/01/16	505,875
230,000	#,S	PE Paper Escrow GmbH, 12.000%, due 08/01/14	254,601
470,000	L	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	451,200
			2,146,983
		Gas: 0.1%
237,000	S	Sempra Energy, 9.800%, due 02/15/19	296,276
			296,276

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Healthcare-Products: 0.4%
$830,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	$904,700
485,000	S	DJO Finance,LLC/DJO Finance Corp., 10.875%, due 11/15/14	512,888
220,000	#,S	Inverness Medical Innovations, Inc., 7.875%, due 02/01/16	216,700
320,000	&,S	Universal Hospital Services, Inc., 8.500%, due 06/01/15	316,800
			1,951,088
		Healthcare-Services: 1.3%
200,000	#,S	Apria Healthcare Group, Inc., 11.250%, due 11/01/14	220,500
185,000	#,S	Apria Healthcare Group, Inc., 12.375%, due 11/01/14	204,425
740,000	S	Community Health Systems, Inc., 8.875%, due 07/15/15	767,750
710,000	S	HCA, Inc., 6.375%, due 01/15/15	673,613
190,000	#,S	HCA, Inc., 8.500%, due 04/15/19	205,675
675,000	S	Healthsouth Corp., 10.750%, due 06/15/16	737,438
670,000	#,S,I	Multiplan, Inc., 10.375%, due 04/15/16	656,600
1,040,000	S	Select Medical Corp., 7.625%, due 02/01/15	1,014,000
240,000	S	Tenet Healthcare Corp., 7.375%, due 02/01/13	241,800
275,000	S	UnitedHealth Group, Inc., 6.875%, due 02/15/38	285,125
232,000	&,S	US Oncology Holdings, Inc., 6.428%, due 03/15/12	218,080
325,000		US Oncology, Inc., 9.125%, due 08/15/17	342,875
210,000	S	Wellpoint, Inc., 6.375%, due 06/15/37	214,388
			5,782,269
		Holding Companies-Diversified: 0.1%
130,000		Amgen, Inc., 11.250%, due 03/01/14	126,100
440,000	#,S	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	452,100
			578,200
		Home Builders: 0.2%
85,000	S	Beazer Homes USA, Inc., 8.375%, due 04/15/12	80,325
185,000	S	Beazer Homes USA, Inc., 8.625%, due 05/15/11	181,300
160,000	S	K Hovnanian Enterprises, Inc., 7.750%, due 05/15/13	122,400

Principal Amount			Value
$445,000	S	K Hovnanian Enterprises, Inc., 8.875%, due 04/01/12	$376,025
125,000	S,I	Lennar Corp., 12.250%, due 06/01/17	151,250
			911,300
		Household Products/Wares: 0.2%
175,000	#,S	ACCO Brands Corp., 10.625%, due 03/15/15	193,375
640,000	S	Jarden Corp., 7.500%, due 05/01/17	641,600
			834,975
		Insurance: 0.2%
609,000	S	American International Group, Inc., 8.250%, due 08/15/18	572,614
115,000	S	Prudential Financial, Inc., 7.375%, due 06/15/19	129,158
			701,772
		Internet: 0.0%
130,000	#,S	NetFlix, Inc., 8.500%, due 11/15/17	135,525
			135,525
		Iron/Steel: 0.3%
250,000	#,S	CSN Islands XI Corp., 6.875%, due 09/21/19	251,250
315,000	#	Edgen Murray Corp., 12.250%, due 01/15/15	311,063
630,000	#,S	Steel Capital SA for OAO Severstal, 9.750%, due 07/29/13	637,875
			1,200,188
		Leisure Time: 0.3%
65,000	#	Easton-Bell Sports, Inc., 9.750%, due 12/01/16	67,681
330,000	S	Leslie's Poolmart, 7.750%, due 02/01/13	333,300
465,000	S	Sabre Holdings Corp., 7.350%, due 08/01/11	473,719
485,000	S,L	Travelport, LLC, 11.875%, due 09/01/16	516,525
			1,391,225
		Lodging: 0.5%
395,000	S	Caesars Entertainment, Inc., 7.875%, due 03/15/10	395,000
800,000	#,S	Harrah's Operating Co., Inc., 10.000%, due 12/15/18	644,000
220,000	#,S	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, due 06/01/17	231,275
445,000	S	Las Vegas Sands Corp., 6.375%, due 02/15/15	396,050
145,000	S	MGM Mirage, Inc., 6.750%, due 04/01/13	125,788

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Lodging (continued)
$115,000	S	MGM Mirage, Inc., 8.500%, due 09/15/10	$115,000
1,510,000	±,S	Station Casinos, Inc., 6.500%, due 02/01/14	15,100
460,000	S,L	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	446,775
			2,368,988
		Machinery-Construction & Mining: 0.1%
660,000	S	Terex Corp., 8.000%, due 11/15/17	638,550
			638,550
		Machinery-Diversified: 0.3%
570,000	S	Case New Holland, Inc., 7.125%, due 03/01/14	581,400
590,000	S,L	Manitowoc Co., Inc., 7.125%, due 11/01/13	557,550
			1,138,950
		Media: 1.3%
505,000	S	Allbritton Communications Co., 7.750%, due 12/15/12	499,319
1,114,250	&,#,S	American Media Operations, Inc., 14.000%, due 11/01/13	718,691
325,000	S	Belo Corp., 7.750%, due 06/01/27	261,625
172,344		CCH II, LLC/CCH II Capital Corp., 13.500%, due 11/30/16	203,797
325,000	#,S	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	329,875
125,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	129,125
85,000	S	Fisher Communications, Inc., 8.625%, due 09/15/14	81,919
995,000	S	LIN Television Corp., 6.500%, due 05/15/13	965,150
645,000	#,S	Mediacom LLC/ Mediacom Capital Corp., 9.125%, due 08/15/19	661,125
860,000	±,S,I	Medianews Group, Inc., 6.875%, due 10/01/13	2,236
189,000	S	News America, Inc., 6.150%, due 03/01/37	188,651
90,000		Radio One, Inc., 6.375%, due 02/15/13	66,488
130,000	#	Salem Communications Corp., 9.625%, due 12/15/16	136,825
805,000	S	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	788,900
85,000	#	Sinclair Television Group, Inc., 9.250%, due 11/01/17	88,825

Principal Amount				Value
	$161,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	$196,544
	450,000	#,S	TL Acquisitions, Inc., 10.500%, due 01/15/15	429,750
				5,748,845
			Mining: 0.8%
	155,000	S	Alcoa, Inc., 6.750%, due 07/15/18	158,365
	195,000	S	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	213,525
	780,000	S	Novelis, Inc., 7.250%, due 02/15/15	746,850
	266,000	S	Rio Tinto Finance USA Ltd., 5.875%, due 07/15/13	287,253
	116,000	S	Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	147,053
	515,000	S	Teck Resources Ltd., 10.250%, due 05/15/16	602,550
	77,000	S	Vale Overseas Ltd., 6.875%, due 11/21/36	77,128
	1,430,000	S	Vedanta Resources PLC, 9.500%, due 07/18/18	1,458,600
				3,691,324
			Miscellaneous Manufacturing: 0.2%
	355,000	#,S	Colt Defense, LLC/Colt Finance Corp., 8.750%, due 11/15/17	368,313
	640,000	S	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	636,800
				1,005,113
			Multi-National: 0.1%
	260,000	S	Corp Andina de Fomento, 8.125%, due 06/04/19	301,443
				301,443
			Municipal: 0.2%
	570,000	#,S	Bayerische Hypo- und Vereinsbank AG for City of Kiev Ukraine, 8.625%, due 07/15/11	460,275
COP	516,000,000	#,S	Santa Fe de Bogota DC, 9.750%, due 07/26/28	270,918
				731,193
			Office/Business Equipment: 0.0%
	$195,000	S	Xerox Corp., 5.650%, due 05/15/13	203,337
				203,337
			Oil & Gas: 4.1%
	470,000	#,S	Alon Refining Krotz Springs, Inc., 13.500%, due 10/15/14	440,625
	275,000	#,S	Antero Resources Finance Corp., 9.375%, due 12/01/17	281,875

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Oil & Gas (continued)
$780,000		Atlas Energy Operating Co., LLC/Atlas Energy Finance Corp., 10.750%, due 02/01/18	$865,800
250,000	S	Berry Petroleum Co., 8.250%, due 11/01/16	247,500
345,000	S	Berry Petroleum Co., 10.250%, due 06/01/14	376,913
330,000	S	Bill Barrett Co., 9.875%, due 07/15/16	353,100
217,000	S	Canadian Natural Resources Ltd., 6.750%, due 02/01/39	240,663
230,000	S	Chesapeake Energy Corp., 6.875%, due 01/15/16	231,150
170,000	S	Cimarex Energy Co., 7.125%, due 05/01/17	172,550
345,000	S	Concho Resources, Inc., 8.625%, due 10/01/17	363,975
180,000	#,S	Continental Resources, Inc., 8.250%, due 10/01/19	189,900
350,000	S	Denbury Resources, Inc., 7.500%, due 12/15/15	350,875
260,000	S	Forest Oil Corp., 7.250%, due 06/15/19	258,050
615,000	#,S	Forest Oil Corp., 8.500%, due 02/15/14	645,750
550,000	#	Gaz Capital for Gazprom, 6.212%, due 11/22/16	529,375
1,050,000	#,S	Gaz Capital for Gazprom, 7.288%, due 08/16/37	973,875
300,000	#,S	Gaz Capital for Gazprom, 8.125%, due 07/31/14	319,500
350,000	#,S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	384,125
190,000	#	Gaz Capital for Gazprom, 9.250%, due 04/23/19	212,800
460,000	S	Gaz Capital S.A., 8.146%, due 04/11/18	487,025
590,000	#,S	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	657,850
2,200,000	#,S	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	2,662,000
400,000	S	Mariner Energy, Inc., 11.750%, due 06/30/16	448,000
530,000		NAK Naftogaz Ukraine, 9.500%, due 09/30/14	450,495
230,000	#	OPTI Canada, Inc., 9.000%, due 12/15/12	236,325
680,000	S	Pemex Project Funding Master Trust, 6.625%, due 06/15/38	636,162
320,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19	370,500
435,000	S	PetroHawk Energy Corp., 10.500%, due 08/01/14	477,413
340,000		Petroleos Mexicanos, 8.000%, due 05/03/19	395,250

Principal Amount			Value
$510,000	#,S	Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19	$573,113
645,000	S	Plains Exploration & Production Co., 10.000%, due 03/01/16	709,500
470,000	S	Quicksilver Resources, Inc., 8.250%, due 08/01/15	484,100
345,000	S	Quicksilver Resources, Inc., 11.750%, due 01/01/16	393,300
365,000	#	SandRidge Energy, Inc., 8.750%, due 01/15/20	366,825
515,000	#,S	SandRidge Energy, Inc., 9.875%, due 05/15/16	544,613
280,000	S	Southwestern Energy Co., 7.500%, due 02/01/18	298,200
408,720	#,S	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	410,764
415,000	#,S	Western Refining, Inc., 11.250%, due 06/15/17	377,650
			18,417,486
		Oil & Gas Services: 0.2%
475,000	#,S	Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16	489,250
385,000	S	Key Energy Services, Inc., 8.375%, due 12/01/14	387,888
			877,138
		Packaging & Containers: 0.7%
905,000	S	Berry Plastics Holding Corp., 8.875%, due 09/15/14	884,638
480,000	S	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	499,200
290,000	#	Graham Packaging Co., Inc., 8.250%, due 01/01/17	287,825
635,000	S	Graham Packaging Co., Inc., 9.875%, due 10/15/14	650,875
730,000		Graphic Packaging International Corp., 9.500%, due 06/15/17	777,450
			3,099,988
		Pipelines: 0.5%
295,000	S	Atlas Pipeline Partners LP, 8.125%, due 12/15/15	262,550
885,000	S	Dynegy Holdings, Inc., 8.375%, due 05/01/16	845,175
730,000	S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	712,631
114	#,S	Kern River Funding Corp., 4.893%, due 04/30/18	114
276,000	S	Kinder Morgan Energy Partners LP, 6.000%, due 02/01/17	290,193

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Pipelines (continued)
	$260,000	S	Williams Cos., Inc., 8.750%, due 03/15/32	$311,971
				2,422,634
			Real Estate: 0.1%
	220,000	#	DuPont Fabros Technology L.P., 8.500%, due 12/15/17	224,675
	240,000	S	Simon Property Group L.P., 5.300%, due 05/30/13	247,825
				472,500
			Retail: 1.1%
	755,000	S	Albertson's, Inc., 8.000%, due 05/01/31	688,938
	465,000	S	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	431,288
	435,000	S	Burlington Coat Factory Warehouse Corp., 11.125%, due 04/15/14	451,313
	354,000	S	Home Depot, Inc., 5.875%, due 12/16/36	342,832
	325,000	#,L	Landry'S Restaurants, Inc., 11.625%, due 12/01/15	346,125
	660,000	S,L	Michaels Stores, Inc., 10.000%, due 11/01/14	686,400
	235,000	S	Pantry, Inc., 7.750%, due 02/15/14	226,775
	720,000	S	Rite Aid Corp., 7.500%, due 03/01/17	680,400
	260,000	S	Rite Aid Corp., 9.500%, due 06/15/17	227,500
	165,000		Sally Holdings, LLC, 10.500%, due 11/15/16	178,200
	530,000		Wendy's/Arby's Restaurants, LLC, 10.000%, due 07/15/16	580,350
				4,840,121
			Semiconductors: 0.3%
	205,000	S	Amkor Technology, Inc., 7.750%, due 05/15/13	209,100
	420,000	S	Amkor Technology, Inc., 9.250%, due 06/01/16	448,350
	475,000	S,L	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	438,188
	285,000		Freescale Semiconductor, Inc., 10.125%, due 12/15/16	230,850
				1,326,488
			Software: 0.2%
	880,000	S	First Data Corp., 9.875%, due 09/24/15	825,000
				825,000
			Telecommunications: 2.9%
MXN	8,400,000	S	America Movil SAB de CV, 8.460%, due 12/18/36	525,687
	$160,000	#,S	Axtel SAB de CV, 9.000%, due 09/22/19	164,800

Principal Amount				Value
	$620,000	#,S	CC Holdings GS V LLC/ Crown Castle GS III Corp., 7.750%, due 05/01/17	$663,400
	430,000	S	Cincinnati Bell, Inc., 8.250%, due 10/15/17	438,600
	455,000		Cricket Communications, Inc., 7.750%, due 05/15/16	456,138
	470,000	L	Cricket Communications, Inc., 9.375%, due 11/01/14	474,700
	255,000	S	Frontier Communications Co., 6.250%, due 01/15/13	256,913
	205,000	#	Global Crossing Ltd., 12.000%, due 09/15/15	226,013
	325,000	S	Intelsat Subsidiary Holding Co. Ltd, 8.500%, due 01/15/13	333,125
	240,000		Level 3 Financing, Inc., 9.250%, due 11/01/14	228,000
	890,000	S,L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	905,575
	850,000	S	Nextel Communications, Inc., 7.375%, due 08/01/15	830,875
	915,000	S,L	PAETEC Holding Corp., 9.500%, due 07/15/15	885,263
	235,000	#,S	SBA Telecommunications, Inc., 8.000%, due 08/15/16	246,750
	590,000	#,S	SBA Telecommunications, Inc., 8.250%, due 08/15/19	628,350
	815,000	S	Sprint Capital Corp., 8.750%, due 03/15/32	772,213
	247,000	S	Telecom Italia Capital S.A., 7.721%, due 06/04/38	285,267
PEN	1,194,600	#	Telefonica del Peru SAA, 8.000%, due 04/11/16	419,702
	$325,000	#,S	Telemar Norte Leste S.A., 9.500%, due 04/23/19	390,000
	578,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	784,519
	860,000	#,S	VIP FIN (Vimpelcom), 9.125%, due 04/30/18	922,350
	21,000	S	Virgin Media Finance PLC, 8.750%, due 04/15/14	21,788
	260,000	S	Virgin Media Finance PLC, 9.125%, due 08/15/16	275,275
	940,000	S	West Corp., 9.500%, due 10/15/14	958,800
	220,000	#	Windstream Corp., 7.875%, due 11/01/17	218,350
	730,000	S	Windstream Corp., 8.625%, due 08/01/16	746,425
				13,058,878

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Transportation: 0.2%
$160,000	#,S	Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.875%, due 11/01/17	$167,000
298,840	#,S	Panama Canal Railway Co., 7.000%, due 11/01/26	237,578
186,000		RailAmerica, Inc., 9.250%, due 07/01/17	198,788
270,000	#,S	TGI International Ltd., 9.500%, due 10/03/17	292,950
			896,316
Total Corporate Bonds/Notes (Cost $134,634,019)			144,382,404
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.5%
		Federal Home Loan Mortgage Corporation##: 2.2%
193,656	S	0.683%, due 02/15/29	192,840
520,573	S	0.733%, due 03/15/32-01/15/33	518,961
172,894	S	1.183%, due 08/15/31-02/15/32	173,921
282,991	S	1.233%, due 02/15/32-03/15/32	284,634
378,304	S	3.000%, due 02/15/30	377,823
16,355	S	3.500%, due 09/15/25	16,375
211,982		4.500%, due 12/15/28	217,909
202,595	S	4.750%, due 01/15/31	210,698
3,927,716	S	5.000%, due 01/01/20-03/15/35	4,027,922
271,834	S	5.500%, due 01/01/18-11/15/25	282,307
1,086,564	S,^	5.917%, due 07/15/25-07/15/35	112,160
298,699	S,^	6.000%, due 12/15/32-03/01/33	64,434
371,136	S	6.000%, due 05/15/17-02/01/34	393,449
1,400,270	S	6.500%, due 04/01/18-07/01/34	1,513,488
271,917	S	6.750%, due 02/15/24	296,531
407,920	S,^	7.000%, due 03/15/28-04/15/28	77,164
349,847	S	7.000%, due 09/15/26	385,894
163,810	S,^	7.017%, due 04/15/33	14,547
534,889	S,^	7.417%, due 03/15/29	64,460
551,563	S,^	7.467%, due 03/15/29	91,927
293,463	S	7.500%, due 09/15/22	320,441
692,285	S,^	8.717%, due 08/15/29	119,878
84,612	S	23.529%, due 06/15/34	109,604
139,666	S	23.895%, due 08/15/35	175,589
			10,042,956
		Federal National Mortgage Association##: 4.5%
32,770	S	0.631%, due 11/25/33	32,579
54,648	S	0.733%, due 10/18/32	54,451
742,828	S	1.231%, due 12/25/31-12/25/32	748,325
1,134,000	W	4.500%, due 01/25/24-01/25/39	1,155,993
400,000	S	4.500%, due 08/25/25	409,790

Principal Amount			Value
$1,594,000	W	5.000%, due 01/13/40	$1,635,843
270,000	S	5.000%, due 01/25/20	286,567
364,316		5.000%, due 10/25/28-04/25/29	380,641
1,243,914		5.305%, due 10/01/36	1,316,776
2,633,000	W	5.500%, due 01/25/24-01/25/39	2,757,931
2,051,512	S,^	5.500%, due 06/25/33-06/01/35	338,081
648,999	S	5.500%, due 09/01/19-11/25/25	685,957
—	^	5.500%, due 04/01/33-12/01/33	—
2,355,026	S,^	5.819%, due 10/25/35	267,452
3,054,000	W	6.000%, due 01/15/24-01/15/33	3,244,953
2,120,668	S,^	6.000%, due 12/01/32-09/01/35	427,441
968,930	S	6.000%, due 03/25/17-01/25/32	1,028,780
—	^	6.000%, due 10/01/33-12/01/33	—
2,868,746	S,^	6.339%, due 06/25/36	349,569
485,398	S,^	6.469%, due 05/25/35-10/25/35	60,290
977,069	S,^	6.500%, due 02/01/32	224,181
1,275,942	S	6.500%, due 04/25/29-01/01/34	1,378,733
341,727	S,^	6.519%, due 08/25/25-05/25/35	40,503
495,745	S,^	6.999%, due 09/25/36	63,949
499,242	S,^	7.000%, due 02/01/28-04/25/33	103,781
1,417,419	S	7.000%, due 09/01/14-04/01/34	1,569,014
1,803,152	S,^	7.399%, due 03/25/23	228,055
205,379	S,^	7.500%, due 01/01/24	48,874
364,661	S	7.500%, due 09/01/32-01/01/33	411,459
1,178,947	S,^	7.519%, due 07/25/31-02/25/32	186,153
180,745	S,^	7.719%, due 07/25/32	30,033
97,996	S,^	8.019%, due 02/25/33	13,984
225,257	S	23.351%, due 06/25/36	298,289
134,796	S	23.719%, due 03/25/36	180,346
145,769	S	27.143%, due 04/25/35	199,762
			20,158,535
		Government National Mortgage Association: 0.8%
1,710,000	W	4.500%, due 01/15/40	1,711,604
318,856	S	5.000%, due 04/15/34	330,155
387,888	S	5.500%, due 04/15/33-04/15/34	409,203
224,830	S	6.000%, due 10/20/34	239,676
66,771	S	6.500%, due 02/20/35	71,340
838,992	S	8.000%, due 01/16/30-02/16/30	913,821
			3,675,799
Total U.S. Government Agency Obligations (Cost $31,943,384)			33,877,290

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
$55,000	S	4.500%, due 02/15/36	$54,192
310,000	S	5.375%, due 02/15/31	342,647
Total U.S. Treasury Obligations (Cost $391,972)			396,839
ASSET-BACKED SECURITIES: 0.9%
		Automobile Asset-Backed Securities: 0.1%
221,000	S	Americredit Prime Automobile Receivables, 5.620%, due 09/08/14	227,829
44,000	S	Capital Auto Receivables Asset Trust, 5.150%, due 09/17/12	45,009
199,815	S	Capital One Auto Finance Trust, 0.263%, due 05/15/13	197,449
125,000	S	Ford Credit Auto Owner Trust, 2.100%, due 11/15/11	125,797
			596,084
		Credit Card Asset-Backed Securities: 0.0%
210,000	S	BA Credit Card Trust, 4.720%, due 05/15/13	216,510
			216,510
		Home Equity Asset-Backed Securities: 0.2%
226,496	S	Argent Securities, Inc., 0.711%, due 05/25/34	167,825
69,849	S	Home Equity Mortgage Trust, 5.500%, due 01/25/37	6,994
176,000	S	Home Equity Mortgage Trust, 5.863%, due 06/25/35	40,981
90,000	S	Household Home Equity Loan Trust, 0.343%, due 03/20/36	86,742
71,939	S	Household Home Equity Loan Trust, 0.493%, due 01/20/35	62,307
310,000	S	MASTR Asset-Backed Securities Trust, 0.331%, due 08/25/36	109,340
202,400	S	Option One Mortgage Loan Trust, 0.331%, due 07/25/36	141,861
93,240	S	Residential Asset Securities Corp., 0.331%, due 09/25/36	89,629
32,947	#,S	Terwin Mortgage Trust, 4.500%, due 05/25/37	5,212
			710,891

Principal Amount			Value
		Other Asset-Backed Securities: 0.6%
$43,587	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.791%, due 02/25/33	$40,421
48,931	S	Citigroup Mortgage Loan Trust, Inc., 0.331%, due 10/25/36	46,616
245,000	S	CNH Equipment Trust, 2.970%, due 03/15/13	248,673
230,000	S	Countrywide Asset-Backed Certificates, 0.351%, due 06/25/47	179,418
45,862	S	Countrywide Asset-Backed Certificates, 5.363%, due 05/25/36	37,816
331,681	S	Countrywide Asset-Backed Certificates, 5.382%, due 05/25/36	271,742
13,065	S	Countrywide Home Equity Loan Trust, 0.383%, due 11/15/36	3,780
36,874	S	Countrywide Home Equity Loan Trust, 0.463%, due 12/15/35	10,468
124,846	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.321%, due 07/25/36	119,181
53,765	S,I	First Franklin Mortgage Loan Asset-Backed Certificates, 0.341%, due 06/25/36	43,226
151,570	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.351%, due 09/25/26	25,218
1,110,000	#,S,I	ICE EM CLO, 2.551%, due 08/15/22	666,000
930,000	#,S,I	ICE EM CLO, 5.851%, due 08/15/22	372,000
69,366	S	Popular Mortgage Pass-through Trust, 5.680%, due 01/25/36	64,335
110,337	S	Securitized Asset-Backed Receivables, LLC Trust, 0.461%, due 02/25/37	48,901
320,000	#,S,I	Start CLO Ltd., 17.255%, due 06/07/11	283,789
27,806	S	Wells Fargo Home Equity Trust, 0.331%, due 07/25/36	27,556
			2,489,140
Total Asset-Backed Securities (Cost $5,497,579)			4,012,625

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.3%
$103,053	S	Argent Securities, Inc., 0.331%, due 10/25/36	$37,301
650,000	S	Banc of America Commercial Mortgage, Inc., 5.482%, due 01/15/49	457,738
1,130,000	S	Banc of America Commercial Mortgage, Inc., 5.811%, due 02/10/51	818,850
590,000	S	Banc of America Commercial Mortgage, Inc., 6.166%, due 02/10/51	531,527
420,000	S	Banc of America Commercial Mortgage, Inc., 6.209%, due 02/10/51	291,811
713,298	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.916%, due 05/25/34	559,049
310,844	S	Bear Stearns Adjustable Rate Mortgage Trust, 4.983%, due 11/25/34	285,848
525,000	S	Bear Stearns Commercial Mortgage Securities, 5.613%, due 06/11/50	533,047
396,005	S	Chase Mortgage Finance Corp., 4.559%, due 02/25/37	364,827
670,000	S	Chase Mortgage Finance Corp., 6.000%, due 11/25/36	504,173
180,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	183,214
490,000	S	Citigroup Commercial Mortgage Trust, 5.725%, due 03/15/49	456,603
961,278	S	Citigroup Mortgage Loan Trust, Inc., 4.900%, due 10/25/35	809,336
583,896	S	Citigroup Mortgage Loan Trust, Inc., 4.952%, due 05/25/35	458,406
1,110,979	S	Citigroup Mortgage Loan Trust, Inc., 5.194%, due 08/25/35	678,523
645,830	S	Citigroup Mortgage Loan Trust, Inc., 5.500%, due 03/25/36	142,670
1,230,716	S	Citigroup Mortgage Loan Trust, Inc., 5.528%, due 03/25/36	970,013
570,482	S	Citigroup Mortgage Loan Trust, Inc., 5.591%, due 03/25/36	103,442
1,350,000	S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, due 12/11/49	1,380,163

Principal Amount			Value
$970,000	S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.366%, due 12/11/49	$642,310
411,601	S	Citimortgage Alternative Loan Trust, 5.500%, due 10/25/21	353,461
777,517	S	Countrywide Alternative Loan Trust, 5.500%, due 05/25/37	566,241
2,037,656	S	Countrywide Alternative Loan Trust, 6.000%, due 02/25/37	1,325,599
200,703	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.418%, due 01/25/36	44,785
32,873	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.492%, due 12/20/35	24,941
540,000	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 09/25/35	413,568
500,467	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/34	459,563
310,000	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/35	217,571
465,680	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 12/25/35	371,813
416,061	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.638%, due 06/25/47	285,583
585,696	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.905%, due 09/25/47	132,346
161,374	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.950%, due 09/25/37	28,482
2,464,655	S	Countrywide Home Loan Mortgage Pass-through Trust, 6.048%, due 09/25/47	1,720,370
531,886	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.048%, due 09/25/47	109,035
401,083	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.128%, due 09/25/37	91,641

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$118,991	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.214%, due 11/25/37	$27,925
130,004	S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.393%, due 11/25/37	27,179
250,000	S	Credit Suisse Mortgage Capital Certificates, 5.723%, due 06/15/39	200,624
257,269	#,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.731%, due 01/27/37	77,985
166,122	S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.005%, due 10/25/36	91,521
142,866	S	First Horizon Alternative Mortgage Securities, 5.500%, due 04/25/37	101,538
775,197	S	First Horizon Mortgage Pass-through Trust, 6.104%, due 11/25/37	547,843
298,505	S	GE Capital Commercial Mortgage Corp., 4.433%, due 07/10/39	299,098
233,000	S,I	GMAC Commercial Mortgage Securities, Inc., 6.984%, due 05/15/30	233,908
1,235,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	1,099,175
310,000	S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	272,145
429,792	S	GSR Mortgage Loan Trust, 3.262%, due 09/25/35	384,812
137,822	S	GSR Mortgage Loan Trust, 3.761%, due 05/25/34	113,229
624,050	S	GSR Mortgage Loan Trust, 4.555%, due 09/25/35	534,750
597,275	S	GSR Mortgage Loan Trust, 5.335%, due 11/25/35	462,245
467,360	S	GSR Mortgage Loan Trust, 5.809%, due 03/25/37	316,217
930,000	S	ICE EM CLO, 3.851%, due 08/15/22	465,000
90,726	S	Indymac Index Mortgage Loan Trust, 5.236%, due 01/25/36	15,731
490,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.305%, due 01/15/49	474,188
700,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	592,186

Principal Amount			Value
$920,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	$803,597
1,090,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, due 06/12/47	785,317
1,430,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.068%, due 02/12/51	1,128,827
850,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.579%, due 02/12/51	473,561
818,707	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	744,837
411,670	S	JPMorgan Mortgage Trust, 5.673%, due 04/25/36	120,986
143,053	S	JPMorgan Mortgage Trust, 5.762%, due 01/25/37	106,020
257,438	S,I	JPMorgan Mortgage Trust, 6.002%, due 05/25/37	56,636
450,000	S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	293,966
1,720,000	S	LB-UBS Commercial Mortgage Trust, 6.166%, due 09/15/45	1,266,792
569,570	S	MASTR Adjustable Rate Mortgages Trust, 4.035%, due 04/25/36	370,790
26,081	S	MASTR Alternative Loans Trust, 6.000%, due 07/25/34	22,435
185,517	S	Merrill Lynch Mortgage Investors Trust, 4.258%, due 02/25/35	161,295
742,965	S	MLCC Mortgage Investors, Inc., 6.064%, due 10/25/36	636,943
680,000	S	Morgan Stanley Capital I, 5.360%, due 11/12/41	561,505
540,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	461,473
24,473	S	Residential Accredit Loans, Inc., 5.358%, due 04/25/35	5,183
54,703	S	Residential Accredit Loans, Inc., 5.750%, due 01/25/33	54,285
51,612	S	Residential Accredit Loans, Inc., 6.000%, due 09/25/36	47,009
600,000	S	Residential Asset Securitization Trust, 5.500%, due 12/25/35	432,985

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$949,636	S	Residential Asset Securitization Trust, 6.000%, due 06/25/35	$703,271
166,028	S	Residential Asset Securitization Trust, 6.250%, due 11/25/36	107,236
361,535	S,I	Residential Funding Mortgage Securities I, 5.738%, due 07/27/37	21,842
417,000	S	SLM Student Loan Trust, 0.654%, due 06/15/39	150,248
109,591	S	Structured Asset Mortgage Investments, Inc., 0.733%, due 09/19/32	19,277
2,023,328	S	Suntrust Adjustable Rate Mortgage Loan Trust, 5.828%, due 02/25/37	1,468,406
296,000	S	Wachovia Bank Commercial Mortgage Trust, 5.275%, due 11/15/48	301,878
910,000	S	Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51	749,750
430,000	S	Wachovia Bank Commercial Mortgage Trust, 5.952%, due 05/15/46	214,638
237,749	S	Washington Mutual Mortgage Pass-through Certificates, 1.384%, due 11/25/46	119,136
170,166	S	Washington Mutual Mortgage Pass-through Certificates, 1.481%, due 04/25/47	82,646
515,769	S	Washington Mutual Mortgage Pass-through Certificates, 4.825%, due 10/25/35	413,001
1,808,111	S	Washington Mutual Mortgage Pass-through Certificates, 5.314%, due 03/25/37	1,441,456
2,757,219	S	Washington Mutual Mortgage Pass-through Certificates, 5.387%, due 02/25/37	1,953,691
1,614,275	S	Washington Mutual Mortgage Pass-through Certificates, 5.512%, due 09/25/36	1,140,913

Principal Amount			Value
$1,887,791	S	Washington Mutual Mortgage Pass-through Certificates, 5.565%, due 12/25/36	$1,263,446
828,608	S	Washington Mutual Mortgage Pass-through Certificates, 5.668%, due 06/25/37	583,749
1,798,776	S	Washington Mutual Mortgage Pass-through Certificates, 5.737%, due 02/25/37	1,224,729
481,107	S	Washington Mutual Mortgage Pass-through Certificates, 5.792%, due 07/25/37	330,597
555,329	S	Washington Mutual Mortgage Pass-through Certificates, 5.920%, due 09/25/36	460,970
185,600	S	Wells Fargo Mortgage-Backed Securities Trust, 2.995%, due 11/25/34	60,396
484,891	S	Wells Fargo Mortgage-Backed Securities Trust, 3.212%, due 04/25/36	391,108
280,262	S	Wells Fargo Mortgage-Backed Securities Trust, 3.363%, due 10/25/35	237,142
806,189	S	Wells Fargo Mortgage-Backed Securities Trust, 4.233%, due 02/25/35	722,919
133,241	S,I	Wells Fargo Mortgage-Backed Securities Trust, 4.306%, due 07/25/36	30,044
255,312	S	Wells Fargo Mortgage-Backed Securities Trust, 5.010%, due 03/25/36	205,892
356,716	S	Wells Fargo Mortgage-Backed Securities Trust, 5.095%, due 03/25/36	289,234
360,358	S	Wells Fargo Mortgage-Backed Securities Trust, 5.240%, due 04/25/36	291,967
504,423	S,I	Wells Fargo Mortgage-Backed Securities Trust, 5.556%, due 07/25/36	109,427

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,183,607	S	Wells Fargo Mortgage-Backed Securities Trust, 5.589%, due 07/25/36	$2,442,555
713,925	S	Wells Fargo Mortgage-Backed Securities Trust, 5.605%, due 07/25/36	480,556
362,086	S,I	Wells Fargo Mortgage-Backed Securities Trust, 5.605%, due 07/25/36	78,842
1,830,000	S	Wells Fargo Mortgage-Backed Securities Trust, 5.753%, due 09/25/36	1,156,807
774,824	S	Wells Fargo Mortgage-Backed Securities Trust, 6.100%, due 09/25/36	658,095
Total Collateralized Mortgage Obligations (Cost $63,457,133)			51,131,455
OTHER BONDS: 36.0%
		Event Linked Notes: 1.3%
500,000	#,S	Akibare Floating Rate Note, 3-month USD LIBOR +2.950%, 05/22/12, 3.217%, due 05/22/12	488,105
250,000	#,S	Atlas V Capital Ltd., 11.751%, due 02/24/12	267,750
479,000	#,S	East Lane Re III Ltd., 10.501%, due 03/16/12	500,747
360,000	#,S	Fhu-Jin Ltd. Class B Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +3.900%, 08/10/11, 4.181%, due 08/10/11	357,912
250,000	#	Longpoint Re Ltd., 5.446%, due 12/24/13	249,688
250,000	#,S	Medquake Ltd. Floating Rate Note, 3-month USD-LIBOR +5.100%, 05/31/10, 5.373%, due 05/31/10	246,875
250,000	#,S	Midori Ltd. - Japan Earthquake Catastrophe Floating Rate Nts., 3-month USD-LIBOR +2.750%, 10/24/12, 3.034%, due 10/24/12	243,825
250,000	#,S	Muteki Ltd. - Catastrophe Linked Floating Rate Nts., Japan Earthquake, 3-month USD-LIBOR +4.400%, 05/24/11, 4.673%, due 05/24/11, 4.673%, due 05/24/11	244,014

Principal Amount				Value
	$630,000	#,S	Nelson RE LTD Floating Rate Note, 3-month USD-LIBOR +11.900%, 06/21/10, 12.173%, due 06/21/10	$634,662
	500,000	#,S	Osiris Capital PLC - Mortality Index Catastrophe Linked Nts., 3-month USD-LIBOR +5.000%, 01/15/10, 5.284%, due 01/15/10	499,975
	250,000	#	Redwood Capital XI Ltd., 6.296%, due 01/07/11	250,000
	250,000	#,S	Residential RE 2007 Floating Rate Note, 3-month USD-LIBOR +12.250%, 06/07/10, 12.506%, due 06/07/10	256,350
	450,000	#,S	Residential Reinsurance Ltd. - Class 2 Floating Rate Catastrophe Linked Nts., US Hurricane and US Earthquake, 3-month USD-LIBOR +11.500%, 06/06/11, 11.756%, due 06/06/11, 11.756%, due 06/06/11	447,199
	701,000	#,S	Vega Capital LTD. - Class D Catastrophe Linked Nts., 0.000%*, 06/24/11, 0.000%, due 06/24/11, 0.000%, due 06/24/11	952,484
	430,000	#,±,S,I	Willow RE Ltd. Floating Rate Note, 3-month USD-LIBOR +5.125%, 06/16/10, 5.125%, due 06/16/10	301,538
				5,941,124
			Foreign Government Bonds: 34.7%
EGP	3,885,000	#,S	Arab Republic of Egypt, 8.750%, due 07/18/12	722,494
	$547,500		Argentina Government International Bond, 0.943%, due 08/03/12	500,338
	800,000	S	Argentina Government International Bond, 2.500%, due 12/15/35	55,440
	470,000	+	Argentina Government International Bond, 2.500% (step rate 3.750%), due 12/31/38	165,675
	430,000	S	Argentina Government International Bond, 7.000%, due 03/28/11	427,743
	160,000	S	Argentina Government International Bond, 7.000%, due 09/12/13	145,000
	1,890,000		Argentina Government International Bond, 7.000%, due 10/03/15	1,623,510

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
	$710,000	#,S	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, due 06/16/18	$764,138
EUR	245,000	S	Belgium Government International Bond, 5.000%, due 03/28/35	377,618
BRL	595,000	S	Brazil Notas do Tesouro Nacional, 6.000%, due 05/15/45	608,045
BRL	9,867,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	5,760,548
BRL	6,570,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	3,468,104
BRL	17,392,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	8,560,055
EUR	1,820,000	S	Bundesrepublik Deutschland, 3.500%, due 07/04/19	2,648,339
EUR	441,000	S	Bundesrepublik Deutschland, 3.750%, due 07/04/13	669,497
EUR	555,000		Bundesrepublik Deutschland, 4.750%, due 07/04/40	882,801
CAD	540,000		Canada Housing Trust No 1, 4.100%, due 12/15/18	526,384
	$200,000		Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.650%, due 09/07/11	170,000
	480,000		Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 8.400%, due 02/09/16	355,200
DKK	1,880,000		Denmark Government International Bond, 4.000%, due 11/15/17	375,821
	$310,000		Dubai DOF Sukuk Ltd., 6.396%, due 11/03/14	296,050
EGP	1,850,000	I,Z	Egypt Treasury Bills, 8.770%, due 03/09/10	331,801
EGP	5,675,000	Z	Egypt Treasury Bills, 8.980%, due 01/12/10	1,031,640
EGP	900,000	Z	Egypt Treasury Bills, 9.090%, due 02/09/10	162,473
EGP	4,025,000	Z	Egypt Treasury Bills, 9.110%, due 01/19/10	730,388
EGP	2,875,000	Z	Egypt Treasury Bills, 9.170%, due 02/02/10	519,870
EGP	925,000	Z	Egypt Treasury Bills, 9.170%, due 02/05/10	167,263
EGP	1,375,000	Z	Egypt Treasury Bills, 9.400%, due 02/23/10	247,209

Principal Amount				Value
EGP	1,850,000	Z	Egypt Treasury Bills, 9.470%, due 02/16/10	$333,390
	$550,000	S	Federative Republic of Brazil, 5.875%, due 01/15/19	588,500
	680,000	S	Federative Republic of Brazil, 6.000%, due 01/17/17	737,800
	467,500	S	Federative Republic of Brazil, 8.000%, due 01/15/18	535,755
	415,000	S	Federative Republic of Brazil, 8.875%, due 10/14/19	537,425
EUR	13,000,000	Z	France Treasury Bill BTF, 0.300%, due 02/04/10	18,630,693
EUR	7,300,000	Z	France Treasury Bill BTF, 0.340%, due 03/18/10	10,457,276
EUR	1,220,000	S	French Treasury Note, 1.500%, due 09/12/11	1,757,538
EUR	535,000		Government of France, 3.750%, due 10/25/19	773,774
EUR	530,000	S	Government of France, 4.000%, due 10/25/38	730,735
HUF	81,200,000	S	Hungary Government International Bond, 5.500%, due 02/12/14	401,728
HUF	12,000,000		Hungary Government International Bond, 6.000%, due 10/12/11	62,933
HUF	291,000,000	S	Hungary Government International Bond, 6.000%, due 10/24/12	1,500,100
HUF	180,000,000		Hungary Government International Bond, 6.500%, due 06/24/19	865,330
HUF	45,000,000		Hungary Government International Bond, 6.750%, due 04/12/10	239,234
HUF	224,300,000	S	Hungary Government International Bond, 6.750%, due 04/22/11	1,192,195
HUF	70,000,000		Hungary Government International Bond, 6.750%, due 02/12/13	365,913
HUF	30,300,000		Hungary Government International Bond, 6.750%, due 02/24/17	149,521
HUF	129,000,000		Hungary Government International Bond, 7.250%, due 06/12/12	687,424
HUF	6,000,000		Hungary Government International Bond, 7.500%, due 02/12/11	32,222
HUF	312,000,000	S	Hungary Government International Bond, 8.000%, due 02/12/15	1,677,417
	$950,000	#,S	Indonesia Government International Bond, 6.875%, due 01/17/18	1,049,750
	355,000	#,S	Indonesia Government International Bond, 7.250%, due 04/20/15	399,375

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
	$475,000	#,S	Indonesia Government International Bond, 7.750%, due 01/17/38	$539,125
	730,000	#,S	Indonesia Government International Bond, 8.500%, due 10/12/35	881,475
	360,000	#,S	Indonesia Government International Bond, 10.375%, due 05/04/14	445,500
	289,000	#,S	Indonesia Government International Bond, 11.625%, due 03/04/19	416,160
ILS	3,590,000	S	Israel Government International Bond, 5.500%, due 02/28/17	1,029,438
ILS	1,670,000		Israel Government International Bond, 6.000%, due 02/28/19	496,415
ILS	3,700,000	S	Israel Government International Bond, 7.500%, due 03/31/14	1,159,947
EUR	2,116,000	S	Italy Buoni Poliennali Del Tesoro, 3.750%, due 12/15/13	3,153,676
EUR	2,475,000		Italy Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	3,673,230
EUR	765,000		Italy Buoni Poliennali Del Tesoro, 5.250%, due 08/01/11	1,160,874
JPY	311,500,000	S	Japan Government Five Year Bond, 1.500%, due 06/20/13	3,483,699
JPY	204,000,000	S	Japan Government Ten Year Bond, 1.500%, due 06/20/19	2,247,093
JPY	308,000,000		Japan Government Ten Year Bond, 1.700%, due 12/20/16	3,513,531
JPY	286,000,000	S	Japan Government Twenty Year Bond, 2.100%, due 06/20/29	3,093,111
JPY	82,000,000	S	Japan Government Two Year Bond, 0.200%, due 10/15/11	881,321
MXN	23,230,000	S	Mexican Bonos, 7.750%, due 12/14/17	1,768,619
MXN	12,200,000		Mexican Bonos, 8.000%, due 12/17/15	949,226
MXN	49,440,000	S	Mexico Government International Bond, 8.000%, due 12/19/13	3,895,261
MXN	11,000,000	S	Mexico Government International Bond, 9.500%, due 12/18/14	912,995
MXN	17,510,000	S	Mexico Government International Bond, 10.000%, due 12/05/24	1,537,071
	$200,000	S	Mexico Government International Bond, 5.625%, due 01/15/17	209,500

Principal Amount				Value
	$23,800,000	S	National Power Corp., 5.875%, due 12/19/16	$481,328
EUR	385,000	S	Netherlands Government International Bond, 5.000%, due 07/15/11	583,993
AUD	185,000		New South Wales Treasury Corp., 5.500%, due 08/01/14	165,104
AUD	125,000		New South Wales Treasury Corp., 6.000%, due 05/01/12	114,617
NOK	655,000	S	Norway Government International Bond, 6.500%, due 05/15/13	125,090
	$235,000	S	Panama Government International Bond, 7.125%, due 01/29/26	266,138
	730,000	S	Panama Government International Bond, 7.250%, due 03/15/15	834,025
	240,000	S	Panama Government International Bond, 8.875%, due 09/30/27	313,200
	300,000	S	Panama Government International Bond, 9.375%, due 04/01/29	400,500
	200,000	S	Peru Government International Bond, 7.350%, due 07/21/25	230,000
	3,800,000	S	Peru Government International Bond, 7.840%, due 08/12/20	1,517,172
PEN	4,570,000	S	Peru Government International Bond, 8.600%, due 08/12/17	1,934,538
	$500,000	S	Philippine Government International Bond, 7.750%, due 01/14/31	566,250
	185,000	S	Philippine Government International Bond, 8.000%, due 01/15/16	215,525
PLN	2,455,000	S	Poland Government International Bond, 4.250%, due 05/24/11	853,648
PLN	2,590,000		Poland Government International Bond, 5.750%, due 04/25/14	907,183
EUR	280,000		Portugal Obrigacoes do Tesouro OT, 5.000%, due 06/15/12	428,680
CAD	545,000		Province of Quebec Canada, 4.500%, due 12/01/18	532,926
	$550,000	S	Republic of Colombia, 6.125%, due 01/18/41	512,875
	280,000	S	Republic of Colombia, 7.375%, due 01/27/17	317,100
	490,000	S	Republic of Colombia, 7.375%, due 03/18/19	557,375
	300,000	S	Republic of Colombia, 7.375%, due 09/18/37	328,500
	228,000,000		Republic of Colombia, 9.850%, due 06/28/27	129,697

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
	$4,237,000,000	S	Republic of Colombia, 12.000%, due 10/22/15	$2,552,216
	460,000	#,S	Republic of Ghana, 8.500%, due 10/04/17	472,650
	225,000	S	Republic of Peru, 7.125%, due 03/30/19	259,875
	685,000	S	Republic of Turkey, 6.750%, due 04/03/18	746,650
	670,000	S	Republic of Turkey, 7.000%, due 09/26/16	742,447
	310,000	S	Republic of Turkey, 7.000%, due 03/11/19	339,450
	270,000	S	Republic of Turkey, 7.250%, due 03/15/15	303,750
	360,000	S	Republic of Turkey, 7.500%, due 07/14/17	410,400
	485,000	S	Republic of Turkey, 7.500%, due 11/07/19	549,263
	510,000	S	Republic of Venezuela, 6.000%, due 12/09/20	281,775
ZAR	5,270,000		South Africa Government International Bond, 7.500%, due 01/15/14	690,434
ZAR	15,880,000	L	South Africa Government International Bond, 13.500%, due 09/15/15	2,642,772
EUR	830,000		Spain Government International Bond, 4.250%, due 01/31/14	1,255,811
SEK	1,995,000		Sweden Government International Bond, 3.000%, due 07/12/16	279,299
TRY	3,190,000	S,Z	Turkey Government International Bond, 8.720%, due 05/11/11	1,910,562
TRY	1,075,000	S	Turkey Government International Bond, 10.000%, due 02/15/12	802,217
TRY	2,010,000		Turkey Government International Bond, 11.000%, due 08/06/14	1,375,075
TRY	950,000	S	Turkey Government International Bond, 12.000%, due 08/14/13	792,303
TRY	12,740,000	S	Turkey Government International Bond, 16.000%, due 03/07/12	9,605,352
	$100,000	#	Ukraine Government International Bond, 6.750%, due 11/14/17	77,000
GBP	579,000		United Kingdom Gilt, 2.250%, due 03/07/14	919,044
GBP	555,000		United Kingdom Gilt, 4.250%, due 03/07/11	932,434
GBP	715,000	S	United Kingdom Gilt, 4.750%, due 12/07/38	1,217,855
	$435,000	S	United Mexican States, 5.875%, due 02/17/14	475,238
	410,000	S	Uruguay Government International Bond, 6.875%, due 09/28/25	432,550

Principal Amount				Value
	$365,000	S	Uruguay Government International Bond, 7.625%, due 03/21/36	$396,938
	730,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	839,500
	1,460,000	S	Venezuela Government International Bond, 7.650%, due 04/21/25	865,050
	540,000	S	Venezuela Government International Bond, 9.000%, due 05/07/23	365,850
	540,000	#	Venezuela Government International Bond, 13.625%, due 08/15/18	494,100
				156,790,063
Total Other Bonds (Cost $157,447,331)				162,731,187
STRUCTURED PRODUCTS: 6.7%
			Structured Products: 6.7%
BRL	1,250,000	S,I	Citigroup Funding Inc. - Brazil T-Bond Unsecured Credit Linked Nts., 9.762%, 01/03/17	617,483
COP	525,000,000	S,I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 11.250%, 10/25/18	295,187
COP	132,000,000	S,I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	134,205
COP	207,000,000	S,I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	210,458
COP	361,000,000	S,I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	367,030
DOP	10,200,000	S,I	Citigroup Funding Inc. - Dominican Republic Unsecured Credit Linked Nts., 15.000%, 03/12/12	280,916
GHS	610,000	S,I	Citigroup Funding Inc. - Ghana (Republic of) Unsecured Credit Linked Nts. 13.500%, 04/02/10	420,939
GHS	130,000	S,I	Citigroup Funding, Inc. - Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	88,401

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Structured Products (continued)
GHS	130,000	S,I	Citigroup Funding, Inc. - Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	$88,401
GHS	130,000	S,I	Citigroup Funding, Inc. - Ghana T-Bond Credit Linked Unsecured Notes, 22.000%, 06/09/10	88,401
IDR	1,630,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 11.500%, 09/18/19	189,005
IDR	4,110,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 11.500%, 09/18/19	476,572
IDR	4,110,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 11.500%, 09/18/19	476,572
IDR	2,040,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 9.500%, 06/17/15	220,837
IDR	4,280,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 9.500%, 06/17/15	463,324
IDR	2,050,000,000		Citigroup Funding, Inc. - Indonesia Credit Linked Unsecured Notes, 9.500%, 06/17/15	221,919
UAH	300,000	I	Citigroup Global Markets Holdings Inc. - Ukraine Currency Indexed Unsecured Credit Linked Nts., 11.940%, 01/02/10	38,613
	$400,000		Cloverie PLC - Series 2005-93 Secured Credit Linked Nts., 3-month USD-LIBOR +4.250%, 12/20/10	371,600
	342,500	#,S,I,Z	Coriolanus Limited - Emerging Markets Government Credit Linked Nts., 3.346%, 04/30/25	194,778
	364,378	#,S,I,Z	Coriolanus Limited - Pass-Through Emerging Markets Portfolio Credit Linked Nts. Series II, 3.269%, 09/10/10	207,220

Principal Amount				Value
	$456,109	#,S,I,Z	Coriolanus Limited - Pass-Through Emerging Markets Portfolio Credit Linked Nts. Series III, 3.242%, 09/10/10	$259,387
	500,000	#,S,I	Coriolanus Limited - Pass-Through Emerging Markets Portfolio Credit Linked Nts., 10.620%, 09/10/10	189,000
	3,700,000	S,I	Coriolanus Limited - Pass-Through Rondonia Precatorio Linked Nts., 0%, 12/31/17	983,337
COP	13,368,000,000	S,I,Z	Credit and Repackaged Securities Limited ("CARS") - Republic of Colombia COP-Linked Medium Term Credit Linked Nts., 10.476%, 02/08/37	325,141
TRY	4,540,000	S,Z	Credit and Repackaged Securities Limited ("CARS") - Republic of Turkey Medium Term Credit Linked Nts., 14.802%, 03/29/17	1,203,428
UAH	995,000		Credit Suisse International - Boryspil Airport Total Return Linked Nts., 10.000%, 04/19/10	120,779
RUB	11,097,000	I	Credit Suisse International - Moitk Total Return Linked Nts., 8.990%, 03/26/11	37
RUB	21,800,000		Credit Suisse International - Moscoblgaz-Finans RUR Total Return Linked Nts., 9.250%, 06/24/12	589,704
RUB	3,200,000		Credit Suisse International - OAO Gazprom Credit Linked Nts., 13.120%, 06/26/12	115,698
RUB	4,600,000		Credit Suisse International - OAO Gazprom Credit Linked Nts., 13.120%, 06/26/12	166,425
RUB	4,300,000		Credit Suisse International - OAO Gazprom Credit Linked Nts., 13.120%, 06/26/12	155,571
RUB	24,380,000	I	Credit Suisse International - Oreniz Total Return Linked Nts., 9.240%, 02/21/12	695,687

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Structured Products (continued)
RUB	19,450,000	I	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Nts., 8.590%, 5/20/10	$6,416
VND	3,048,000,000	I	Credit Suisse International - Vietnam Shipbuilding Industry Group Total Return Credit Linked Nts., 10.500%, 01/19/17	82,494
IDR	1,230,000,000		Deutsche Bank AG - Indonesia Credit Linked Unsecured Notes, 12.800%, 06/15/21	154,484
RUB	4,010,000		Deutsche Bank AG - OAO Gazprom Credit Linked Nts., 13.120%, 06/26/12	144,990
RUB	4,760,000		Deutsche Bank AG - OAO Gazprom Credit Linked Nts., 13.120%, 06/26/12	172,108
MXN	1,205,269		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	86,116
MXN	787,778		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	56,286
MXN	789,090		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	56,380
	$420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.400%, 08/25/10	298,330
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.500%, 02/25/11	270,703

Principal Amount				Value
	$420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.600%, 08/25/11	$235,855
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.680%, 02/27/12	211,281
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.750%, 08/28/12	195,124
IDR	4,800,000,000		Deutsche Bank AG, Singapore - Indonesia Credit Linked Nts., 12.800%, 06/22/21	602,864
RUB	7,890,000		Dresdner Bank AG, London - Lukoil Credit Linked Nts., 7.100%, 12/12/11	217,854
	$900,000	#,S,I	Eirles Two Ltd. 324 - Floating Rate Credit Linked Nts., 6-month USD-LIBOR +3.200%, 04/30/12	579,690
	900,000	#,S,I	Eirles Two Ltd. 335 - Floating Rate Credit Linked Nts., 6-month USD-LIBOR +1.650%, 04/30/12	721,350
	505,000	S,I	Emblem Finance Co. Limited - Kingdom of Swaziland Floating Rate Credit Linked Nts., 3-month USD-LIBOR +4.000%, 06/20/10	516,433
	1,280,000	#,S,I	Hallertau SPC 2007-01- Republic of Philippines Credit Linked Nts., 6-month USD-LIBOR +2.050%, 12/20/17	1,030,400
	2,943,750	#,S,I	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	2,971,716
BRL	2,448,926	#,S,I,Z	Hallertau SPC, Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/Frigorifico Margen Ltda. Credit Linked Nts., 9.888%, 08/02/10	140,662

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Structured Products (continued)
COP	2,920,000,000	S,I,Z	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.190%, 01/05/16	$834,571
COP	2,663,000,000	S,I,Z	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.218%, 10/31/16	701,809
COP	2,674,000,000	S,I,Z	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.218%, 10/31/16	704,708
COP	890,000,000		JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 11.000%, 05/19/11	472,059
PEN	1,360,000	S,Z	JPMorgan Chase Bank N.A. - PEN and Peru Credit Linked Nts., 8.115%, 09/02/15	314,838
BRL	405,000	S,I	JPMorgan Chase Bank N.A., London - Brazil NTN-B Credit Linked Nts., Rate Linked to Inflation, 05/16/45	414,817
IDR	1,000,000,000		JPMorgan Chase Bank N.A., London - Indonesia Sovereign T-Bond Linked Notes, 11.500%, 09/15/19	114,955
IDR	2,055,000,000		JPMorgan Chase Bank N.A., London - Indonesia Sovereign T-Bond Linked Notes, 11.500%, 09/15/19	236,232
IDR	2,530,000,000		JPMorgan Chase Bank N.A., London - Indonesia Sovereign T-Bond Linked Notes, 11.500%, 09/15/19	290,836
IDR	4,190,000,000		JPMorgan Chase Bank, N.A., Singapore - Indonesia Credit Linked Nts., 12.800%, 06/17/21	516,947
COP	392,000,000	S,I	LatAm Walker Cayman Trust Series 2006-102 - COP and Colombia Credit Linked Nts., 10.000%, 11/17/16	168,345
	$913,454	S,I	MicroAccess Trust 2007 - MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	907,060
BRL	6,135,000	S,Z	Morgan Stanley - Brazilian Real and Credit Linked Nts., 12.551%, 01/05/22	370,003

Principal Amount				Value
PEN	832,000	#	Morgan Stanley - PEN Denominated Credit Linked Nts., 6.250%, 03/23/17	$228,375
	$200,000	S,I	Morgan Stanley - The State Road Administration of Ukraine (Republic of) Credit Linked Nts., 6-month USD-LIBOR +2.67%, 10/15/17	96,000
	780,000	S,I	Morgan Stanley - The State Road Administration of Ukraine/Republic of Ukraine Credit Linked Nts., 6-month USD-LIBOR +1.80%, 10/15/17	374,400
	900,000	S	Morgan Stanley - United Mexican States Credit Linked Nts., 6-month USD LIBOR +1.130%, 11/20/15	738,000
RUB	4,072,617		Morgan Stanley & Co. International Ltd. - Red Arrow International Leasing PLC Total Return Linked Nts., 8.375%, 07/06/12	132,335
RUB	14,825,813		Morgan Stanley & Co. International PLC - EM Whole Loan SA/ Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	236,266
	$1,104,356		Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	1,026,830
	1,474,585		Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	1,371,364
MXN	345,000	I	Reforma BLN-Backed I - Asset-Backed Variable Funding Notes	26,372
MXN	2,070,000	I	Reforma BLN-Backed I - Class 1A Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	158,233
MXN	414,000	I	Reforma BLN-Backed I - Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	31,647

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Structured Products (continued)
MXN	690,000	I	Reforma BLN-Backed I - Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	$52,744
MXN	483,000	I	Reforma BLN-Backed I - Class 1D Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	36,921
MXN	197,523	I	Reforma BLN-Backed I - Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	15,099
MXN	345,571	I	Reforma BLN-Backed I - Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	26,416
MXN	5,210,380	I	Reforma BLN-Backed I - Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	398,286
MXN	379,725	I	Reforma BLN-Backed I - Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	29,027
MXN	275,878	I	Reforma BLN-Backed I - Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	21,088
MXN	176,189	I	Reforma BLN-Backed I - Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	13,468
MXN	32,447	I	Reforma BLN-Backed I - Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	2,480
	$300,000	#,S,I	Salisbury Intl. Investments Ltd. - Series 2006-003 Tranche E, Secured Credit Linked Nts., 3-month USD-LIBOR +4.150%, 07/22/11	246,270
GHS	263,055	S,I	UBS AG, Jersey - Ghana (Republic of) Credit Linked Nts., 14.470%, 12/28/11	165,357
Total Structured Products (Cost $37,746,318)				30,481,749

	Shares			Value
	COMMON STOCK: 0.3%
			Agriculture: 0.0%
	12,144	@,#,S	MHP S.A. GDR	$120,226
				120,226
			Internet: 0.2%
	18,100	@	Charter Communications, Inc.	642,550
				642,550
			Investment Companies: 0.1%
	144,498	@,#,S,I	Arco Capital Corp. Ltd	361,245
				361,245
Total Common Stock (Cost $2,879,003)				1,124,021
	MUTUAL FUNDS: 4.1%
			Open-End Funds: 4.1%
	1,808,566	S	Oppenheimer Master Loan Fund	18,696,096
Total Mutual Funds (Cost $17,992,953)				18,696,096
	Notional Amount			Value
	POSITIONS IN PURCHASED OPTIONS: 0.0%
	$10,000,000		Currency Option OTC - Citibank N.A., New York USD Call/MXN Put Strike @ 12.5 (MXN) - Exp 03/18/10	$6,120
EUR	21,855,000		Currency Option OTC - Citibank N.A., New York EUR Call/USD Put Strike @ 1.4890 (USD) - Exp 01/15/10	—
Total Positions in Purchased Options (Cost $824,320)				6,120
Total Long-Term Investments (Cost $452,814,012)				446,839,786
	Shares			Value
	SHORT-TERM INVESTMENTS: 3.9%
			Affiliated Mutual Fund: 2.0%
	9,066,307		ING Institutional Prime Money Market Fund - Class I	$9,066,307
Total Mutual Fund (Cost $9,066,307)				9,066,307

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		U.S. Treasury Bills: 0.6%
$2,600,000	L	0.010%, due 01/14/10	$2,599,985
Total U.S. Treasury Bills (Cost $2,599,985)			2,599,985
		Securities Lending Collateralcc: 1.3%
5,517,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	5,517,000
435,640	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	348,512
Total Securities Lending Collateral (Cost $5,952,640)			5,865,512
Total Short-Term Investments (Cost $17,618,932)			17,531,804

Total Investments in Securities (Cost $470,432,944)*	102.7%	$464,371,590
Other Assets and Liabilities - Net	(2.7)	(12,078,976)
Net Assets	100.0%	$452,292,614

@  Non-income producing security

&  Payment-in-kind

GDR  Global Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DKK  Danish Krone

DOP  Dominican Peso

EGP  Egyptian Pound

EUR  EU Euro

GBP  British Pound

GHS  Ghanian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli New Shekel

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

PEN  Peruvian Nuevo Sol

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

TRY  Turkish Lira

*  Cost for federal income tax purposes is $470,995,788.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$26,877,653
Gross Unrealized Depreciation	(33,501,851)
Net Unrealized Depreciation	$(6,624,198)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/09
Asset Table
Investments, at value
Common Stock
Agriculture	$120,226	$—	$—	$120,226
Internet	642,550	—	—	642,550
Investment Companies	—	—	361,245	361,245
Total Common Stock	762,776	—	361,245	1,124,021
Mutual Funds	18,696,096	—	—	18,696,096
Positions In Purchased Options	—	—	6,120	6,120
Corporate Bonds/Notes	—	140,187,981	4,194,423	144,382,404
U.S. Government Agency Obligations	—	33,877,290	—	33,877,290
U.S. Treasury Obligations	—	396,839	—	396,839
Asset-Backed Securities	—	2,690,836	1,321,789	4,012,625
Collateralized Mortgage Obligations	—	50,531,834	599,621	51,131,455
Other Bonds	—	127,903,934	34,827,253	162,731,187
Structured Products	—	—	30,481,749	30,481,749
Short-Term Investments	14,583,307	2,599,985	348,512	17,531,804
Total Investments, at value	$34,042,179	$358,188,699	$72,140,712	$464,371,590
Other Financial Instruments+:
Forward foreign currency contracts	—	3,183,041	—	3,183,041
Futures	379,195	—	—	379,195
Swaps, at value	—	1,945,135	258,165	2,203,300
Total Assets	$34,421,374	$363,316,875	$72,398,877	$470,137,126
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,874,597)	$—	$(3,874,597)
Futures	(921,885)	—	—	(921,885)
Swaps, at value	—	(601,006)	(629,123)	(1,230,129)
Written options	—	—	(9,752)	(9,752)
Unfunded commitment	—	—	(56,875)	(56,875)
Total Liabilities	$(921,885)	$(4,475,603)	$(695,750)	$(6,093,238)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Common Stock	$183,966	$—	$—	$—	$121	$—	$(121)	$177,279	$—	$—	$361,245
Positions In Purchased Options	—	824,320	—	—	—	—	—	(818,200)	—	—	6,120
Corporate Bonds/Notes	7,524,159	859,414	—	—	(2,802,935)	(645)	(1,845,814)	1,428,316	—	(968,072)	4,194,423
U.S. Treasury Obligations	749,607	—	—	—	(749,419)	(2,700)	(269,123)	271,635	—	—	—
Asset-Backed Securities	1,030,525	—	—	—	(115,214)	14,070	—	392,408	—	—	1,321,789
Collateralized Mortgage Obligations	620,272	—	—	—	(77,856)	4,572	21,310	91,411	—	(60,088)	599,621
Other Bonds	29,235,374	22,066,534	—	—	(9,954,477)	(12,013)	(277,158)	3,783,279	—	(10,014,286)	34,827,253
Structured Products	39,395,016	6,357,644	—	—	(17,598,155)	(1,487,441)	(5,166,586)	8,981,271	—	—	30,481,749
Short-Term Investments	2,379,725	—	—	—	(2,146,073)	(156,313)	(417,355)	340,015	348,513	—	348,512
Total Investments, at value	$81,118,644	$30,107,912	$—	$—	$(33,444,008)	$(1,640,470)	$(7,954,847)	$14,647,414	$348,512	$(11,042,446)	$72,140,712

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Other Financial Instruments+:
Swaps, at value	$6,616,712	$1,906	$—	$—	$(1,597,399)	$(101)	$1,597,399	$(6,360,352)	$—	$—	$258,165
Total Assets	$87,735,356	$30,109,818	$—	$—	$(35,041,407)	$(1,640,571)	$(6,357,448)	$8,287,062	$348,512	$(11,042,446)	$72,398,877
Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(2,204,243)	$(1,906)	$—	$—	$4,571,347	$—	$(4,907,239)	$1,912,918	$—	$—	$(629,123)
Written options	274,347	(10,952)	—	—	888,122	—	(918,585)	(242,684)	—	—	(9,752)
Unfunded commitment	—	—	—	—	—	—	—	(56,875)	—	—	(56,875)
Total Liabilities	$(1,929,896)	$(12,858)	$—	$—	$5,459,469	$—	$(5,825,824)	$1,613,359	$—	$—	$(695,750)

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $8,206,190.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, written options, and unfunded commitments. Forward foreign currency contracts, futures, and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

ING Oppenheimer Strategic Income Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	9	03/08/10	$1,563,585	$(24,555)
NASDAQ 100 E-Mini	42	03/19/10	1,561,350	53,449
Long Gilt	1	03/29/10	184,859	(647)
NIKKEI 225 (SGX)	2	03/11/10	113,008	4,817
U.S. Treasury 5-Year Note	149	03/31/10	17,043,039	(295,073)
U.S. Treasury Long Bond	147	03/22/10	16,960,125	(471,786)
			$37,425,966	$(733,795)
Short Contracts
DAX Index	1	03/19/10	$213,581	$(2,747)
FTSE 100 Index	2	03/19/10	173,197	(3,421)
U.S. Treasury 2-Year Note	104	03/31/10	22,491,624	74,089
Euro-Bobl 5-Year	39	03/08/10	6,466,362	61,537
CAC40 10 Euro	17	01/15/10	960,556	(18,091)
Japanese Government Bonds 10-Year Mini	23	03/10/10	3,450,679	(17,565)
NIKKEI 225 (OSE)	11	03/11/10	1,244,860	(53,432)
S&P 500 E-Mini	102	03/19/10	5,664,570	(34,568)
U.S. Treasury 10-Year Note	83	03/22/10	9,582,610	185,303
			$50,248,039	$191,105

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Oppenheimer Strategic Income Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso			USD
ARS 3,400,000	BUY	2/9/10	879,462	882,412	$2,950
Australian Dollar AUD 580,000	BUY	2/10/10	526,537	518,805	(7,732)
Australian Dollar AUD 1,150,000	BUY	2/10/10	1,043,996	1,028,666	(15,330)
Australian Dollar AUD 4,220,000	BUY	2/10/10	3,831,013	3,774,756	(56,257)
Australian Dollar AUD 840,000	BUY	2/10/10	770,230	751,373	(18,857)
Australian Dollar AUD 1,850,000	BUY	2/10/10	1,714,386	1,654,810	(59,576)
Australian Dollar AUD 20,000	BUY	2/10/10	18,415	17,890	(525)
Australian Dollar AUD 340,000	BUY	2/10/10	309,604	304,127	(5,477)
Australian Dollar AUD 10,000	BUY	2/10/10	9,096	8,945	(151)
Australian Dollar AUD 10,000	BUY	2/10/10	9,096	8,945	(151)
Australian Dollar AUD 10,000	BUY	2/10/10	9,096	8,945	(151)
Australian Dollar AUD 30,000	BUY	2/10/10	27,289	26,835	(454)
Australian Dollar AUD 890,000	BUY	2/10/10	809,584	796,098	(13,486)
Australian Dollar AUD 10,000	BUY	2/10/10	9,096	8,945	(151)
Australian Dollar AUD 10,000	BUY	2/10/10	9,096	8,945	(151)
Australian Dollar AUD 40,000	BUY	2/10/10	36,386	35,780	(606)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar			USD
AUD 10,000	BUY	2/10/10	9,026	8,945	$(81)
Australian Dollar AUD 20,000	BUY	2/10/10	18,052	17,890	(162)
Australian Dollar AUD 20,000	BUY	2/10/10	18,052	17,890	(162)
Australian Dollar AUD 10,000	BUY	2/10/10	9,026	8,945	(81)
Australian Dollar AUD 60,000	BUY	2/10/10	54,156	53,670	(486)
Australian Dollar AUD 10,000	BUY	2/10/10	8,826	8,945	119
Australian Dollar AUD 10,000	BUY	2/10/10	8,826	8,945	119
Australian Dollar AUD 10,000	BUY	2/10/10	8,826	8,945	119
Australian Dollar AUD 40,000	BUY	2/10/10	35,306	35,780	474
Australian Dollar AUD 900,000	BUY	2/10/10	792,423	805,043	12,620
Brazilian Real BRL 5,685,000	BUY	1/5/10	3,269,590	3,261,747	(7,843)
Brazilian Real BRL 1,600,000	BUY	1/5/10	920,201	917,994	(2,207)
Brazilian Real BRL 770,000	BUY	1/5/10	434,758	441,785	7,027
Brazilian Real BRL 700,000	BUY	1/5/10	397,050	401,622	4,572
Brazilian Real BRL 285,000	BUY	1/5/10	162,254	163,518	1,264
Brazilian Real BRL 360,000	BUY	1/5/10	203,218	206,549	3,331
Brazilian Real BRL 785,000	BUY	1/5/10	444,130	450,391	6,261
Brazilian Real BRL 395,000	BUY	1/5/10	222,975	226,630	3,655
Brazilian Real BRL 350,000	BUY	1/5/10	196,629	200,811	4,182
Brazilian Real BRL 395,000	BUY	1/5/10	221,910	226,630	4,720
Brazilian Real BRL 145,000	BUY	1/5/10	80,938	83,193	2,255
Brazilian Real BRL 280,000	BUY	1/5/10	156,995	160,649	3,654
Brazilian Real BRL 1,250,000	BUY	1/5/10	700,673	717,183	16,510
Brazilian Real BRL 1,920,000	BUY	2/2/10	1,063,712	1,094,903	31,191
Brazilian Real BRL 1,600,000	BUY	2/2/10	886,427	912,419	25,992
Brazilian Real BRL 2,610,000	BUY	2/2/10	1,453,877	1,488,383	34,506
Brazilian Real BRL 1,260,000	BUY	2/2/10	701,872	718,530	16,658
Canadian Dollar CAD 780,000	BUY	2/10/10	729,995	745,816	15,821
Canadian Dollar CAD 560,000	BUY	2/10/10	524,099	535,457	11,358

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 1,110,000	BUY	2/10/10	1,038,839	1,061,353	$22,514
Canadian Dollar CAD 830,000	BUY	2/10/10	783,758	793,624	9,866
Canadian Dollar CAD 530,000	BUY	2/10/10	507,022	506,772	(250)
Canadian Dollar CAD 10,000	BUY	2/10/10	9,566	9,562	(4)
Canadian Dollar CAD 10,000	BUY	2/10/10	9,461	9,562	101
Canadian Dollar CAD 10,000	BUY	2/10/10	9,461	9,562	101
Canadian Dollar CAD 530,000	BUY	2/10/10	501,139	506,772	5,633
Canadian Dollar CAD 10,000	BUY	2/10/10	9,399	9,562	163
Canadian Dollar CAD 10,000	BUY	2/10/10	9,399	9,562	163
Canadian Dollar CAD 10,000	BUY	2/10/10	9,399	9,562	163
Canadian Dollar CAD 10,000	BUY	2/10/10	9,399	9,562	163
Canadian Dollar CAD 400,000	BUY	2/10/10	376,930	382,470	5,540
Canadian Dollar CAD 470,000	BUY	2/10/10	445,320	449,402	4,082
Canadian Dollar CAD 830,000	BUY	2/10/10	793,201	793,624	423
Swiss Franc CHF 1,220,000	BUY	2/10/10	1,200,787	1,179,663	(21,124)
Swiss Franc CHF 530,000	BUY	2/10/10	521,654	512,476	(9,178)
Swiss Franc CHF 1,010,000	BUY	2/10/10	994,094	976,606	(17,488)
Swiss Franc CHF 20,000	BUY	2/10/10	19,648	19,339	(309)
Swiss Franc CHF 10,000	BUY	2/10/10	9,824	9,669	(155)
Swiss Franc CHF 2,090,000	BUY	2/10/10	2,067,465	2,020,897	(46,568)
Swiss Franc CHF 10,000	BUY	2/10/10	9,891	9,669	(222)
Swiss Franc CHF 10,000	BUY	2/10/10	9,891	9,669	(222)
Swiss Franc CHF 10,000	BUY	2/10/10	9,980	9,669	(311)
Swiss Franc CHF 10,000	BUY	2/10/10	9,980	9,669	(311)
Swiss Franc CHF 30,000	BUY	2/10/10	29,217	29,008	(209)
Swiss Franc CHF 20,000	BUY	2/10/10	19,478	19,339	(139)
Swiss Franc CHF 1,560,000	BUY	2/10/10	1,508,386	1,508,421	35
Swiss Franc CHF 10,000	BUY	2/10/10	9,559	9,669	110
Swiss Franc CHF 820,000	BUY	2/10/10	791,620	792,888	1,268

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc			USD
CHF 280,000	BUY	5/10/10	276,134	270,940	$(5,194)
Chilean Peso CLP 484,000,000	BUY	1/25/10	917,101	954,651	37,550
Colombian Peso COP 474,000,000	BUY	1/29/10	241,221	231,502	(9,719)
EU Euro EUR 2,050,000	BUY	1/7/10	3,040,765	2,938,754	(102,011)
EU Euro EUR 650,000	BUY	1/7/10	964,100	931,800	(32,300)
EU Euro EUR 730,000	BUY	1/7/10	1,096,380	1,046,483	(49,897)
EU Euro EUR 1,500,000	BUY	1/13/10	2,135,250	2,150,295	15,045
EU Euro EUR 22,600,000	BUY	1/13/10	33,378,166	32,397,780	(980,386)
EU Euro EUR 4,100,000	BUY	1/27/10	6,055,700	5,877,395	(178,305)
EU Euro EUR 400,000	BUY	1/29/10	602,262	573,403	(28,859)
EU Euro EUR 810,000	BUY	2/10/10	1,206,900	1,161,116	(45,784)
EU Euro EUR 700,000	BUY	2/10/10	1,045,724	1,003,434	(42,290)
EU Euro EUR 10,000	BUY	2/10/10	14,878	14,335	(543)
EU Euro EUR 10,000	BUY	2/10/10	14,878	14,335	(543)
EU Euro EUR 10,000	BUY	2/10/10	14,956	14,335	(621)
EU Euro EUR 300,000	BUY	2/10/10	451,621	430,043	(21,578)
EU Euro EUR 30,000	BUY	2/10/10	44,382	43,004	(1,378)
EU Euro EUR 20,000	BUY	2/10/10	29,511	28,670	(841)
EU Euro EUR 20,000	BUY	2/10/10	29,511	28,670	(841)
EU Euro EUR 170,000	BUY	2/10/10	248,772	243,691	(5,081)
EU Euro EUR 10,000	BUY	5/10/10	14,895	14,331	(564)
EU Euro EUR 605,000	BUY	5/10/10	866,360	867,023	663
British Pound GBP 600,000	BUY	2/10/10	994,500	968,882	(25,618)
British Pound GBP 470,000	BUY	2/10/10	785,960	758,958	(27,002)
British Pound GBP 10,000	BUY	2/10/10	16,781	16,148	(633)
British Pound GBP 10,000	BUY	2/10/10	16,560	16,148	(412)
British Pound GBP 610,000	BUY	2/10/10	1,010,515	985,030	(25,485)
British Pound GBP 10,000	BUY	2/10/10	16,293	16,148	(145)
British Pound GBP 970,000	BUY	2/10/10	1,564,193	1,566,360	2,167

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
British Pound			USD
GBP 260,000	BUY	3/18/10	425,620	419,752	$(5,868)
British Pound GBP 520,000	BUY	3/18/10	835,661	839,504	3,843
British Pound GBP 260,000	BUY	3/18/10	414,778	419,752	4,974
British Pound GBP 260,000	BUY	3/18/10	414,835	419,752	4,917
Hong Kong Sar Dollar HKD 6,900,000	BUY	1/8/10	890,708	889,985	(723)
Hong Kong Sar Dollar HKD 6,900,000	BUY	2/8/10	890,196	890,181	(15)
Hungarian Forint HUF 164,000,000	BUY	1/14/10	885,625	870,193	(15,432)
Indonesian Rupiah IDR 15,770,000,000	BUY	1/13/10	1,663,502	1,674,127	10,625
Indonesian Rupiah IDR 12,343,000,000	BUY	1/29/10	1,291,109	1,306,062	14,953
Indonesian Rupiah IDR 5,346,000,000	BUY	2/25/10	559,673	562,704	3,031
Indonesian Rupiah IDR 5,346,000,000	BUY	3/29/10	559,381	558,593	(788)
Israeli New Shekel ILS 3,300,000	BUY	1/14/10	876,564	871,302	(5,262)
Israeli New Shekel ILS 3,010,000	BUY	1/29/10	795,307	794,691	(616)
Israeli New Shekel ILS 1,210,000	BUY	1/29/10	319,286	319,460	174
Israeli New Shekel ILS 1,210,000	BUY	1/29/10	318,208	319,460	1,252
Indian Rupee INR 83,000,000	BUY	1/19/10	1,785,714	1,781,000	(4,714)
Indian Rupee INR 100,000,000	BUY	2/22/10	2,142,016	2,140,451	(1,565)
Japanese Yen JPY 225,000,000	BUY	2/10/10	2,504,188	2,416,353	(87,835)
Japanese Yen JPY 141,000,000	BUY	2/10/10	1,585,963	1,514,248	(71,715)
Japanese Yen JPY 2,000,000	BUY	2/10/10	22,596	21,479	(1,117)
Japanese Yen JPY 1,000,000	BUY	2/10/10	11,298	10,739	(559)
Japanese Yen JPY 1,000,000	BUY	2/10/10	11,298	10,739	(559)
Japanese Yen JPY 1,000,000	BUY	2/10/10	11,528	10,739	(789)
Japanese Yen JPY 3,000,000	BUY	2/10/10	34,584	32,218	(2,366)
Japanese Yen JPY 33,000,000	BUY	2/10/10	371,064	354,398	(16,666)
Japanese Yen JPY 15,000,000	BUY	2/10/10	165,744	161,090	(4,654)
Japanese Yen JPY 295,000,000	BUY	5/10/10	3,262,192	3,170,269	(91,923)
Japanese Yen JPY 21,000,000	BUY	5/10/10	232,226	225,680	(6,546)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen			USD
JPY 10,000,000	BUY	5/10/10	112,445	107,467	$(4,978)
South Korean Won KRW 1,460,000,000	BUY	1/19/10	1,255,482	1,253,035	(2,447)
South Korean Won KRW 2,326,000,000	BUY	1/19/10	2,001,377	1,996,273	(5,104)
South Korean Won KRW 467,000,000	BUY	1/19/10	401,824	400,799	(1,025)
Mexican Peso MXN 3,510,000	BUY	1/19/10	273,130	267,703	(5,427)
Mexican Peso MXN 21,010,000	BUY	1/19/10	1,634,405	1,602,402	(32,003)
Mexican Peso MXN 3,780,000	BUY	1/19/10	296,941	288,295	(8,646)
Mexican Peso MXN 10,320,000	BUY	1/29/10	791,945	786,155	(5,790)
Mexican Peso MXN 10,050,000	BUY	1/29/10	796,122	765,587	(30,535)
Mexican Peso MXN 4,080,000	BUY	1/29/10	320,440	310,805	(9,635)
Mexican Peso MXN 2,080,000	BUY	1/29/10	160,872	158,450	(2,422)
Mexican Peso MXN 2,100,000	BUY	1/29/10	160,907	159,973	(934)
Mexican Peso MXN 2,090,000	BUY	1/29/10	160,936	159,212	(1,724)
Mexican Peso MXN 5,290,000	BUY	1/29/10	403,878	402,980	(898)
Mexican Peso MXN 13,560,000	BUY	2/8/10	1,045,691	1,031,795	(13,896)
Mexican Peso MXN 13,570,000	BUY	2/8/10	1,045,398	1,032,556	(12,842)
Mexican Peso MXN 100,000	BUY	2/10/10	7,576	7,607	31
Mexican Peso MXN 400,000	BUY	2/10/10	30,627	30,430	(197)
Mexican Peso MXN 3,900,000	BUY	2/10/10	300,574	296,688	(3,886)
Mexican Peso MXN 7,760,000	BUY	2/10/10	601,578	590,333	(11,245)
Mexican Peso MXN 7,565,000	BUY	2/10/10	587,870	575,499	(12,371)
Mexican Peso MXN 9,575,000	BUY	2/10/10	748,438	728,407	(20,031)
Malaysian Ringgit MYR 770,000	BUY	5/10/10	225,205	223,706	(1,499)
Norwegian Krone NOK 5,900,000	BUY	2/10/10	1,034,761	1,017,167	(17,594)
Norwegian Krone NOK 6,700,000	BUY	2/10/10	1,199,148	1,155,088	(44,060)
Norwegian Krone NOK 100,000	BUY	2/10/10	17,757	17,240	(517)
Norwegian Krone NOK 4,600,000	BUY	2/10/10	818,947	793,045	(25,902)
Norwegian Krone NOK 100,000	BUY	2/10/10	17,642	17,240	(402)
Norwegian Krone NOK 200,000	BUY	2/10/10	34,705	34,480	(225)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Norwegian Krone			USD
NOK 2,200,000	BUY	2/10/10	377,482	379,283	$1,801
Norwegian Krone NOK 9,200,000	BUY	2/10/10	1,588,162	1,586,091	(2,071)
New Zealand Dollar NZD 1,450,000	BUY	2/10/10	1,044,000	1,049,604	5,604
New Zealand Dollar NZD 890,000	BUY	2/10/10	640,800	644,240	3,440
New Zealand Dollar NZD 1,630,000	BUY	2/10/10	1,203,339	1,179,899	(23,440)
New Zealand Dollar NZD 30,000	BUY	2/10/10	21,664	21,716	52
New Zealand Dollar NZD 40,000	BUY	2/10/10	28,885	28,955	70
New Zealand Dollar NZD 20,000	BUY	2/10/10	14,443	14,477	34
New Zealand Dollar NZD 930,000	BUY	2/10/10	666,801	673,194	6,393
New Zealand Dollar NZD 1,030,000	BUY	2/10/10	737,954	745,581	7,627
New Zealand Dollar NZD 20,000	BUY	2/10/10	14,329	14,477	148
New Zealand Dollar NZD 20,000	BUY	2/10/10	14,329	14,477	148
New Zealand Dollar NZD 140,000	BUY	2/10/10	99,978	101,341	1,363
New Zealand Dollar NZD 30,000	BUY	2/10/10	21,222	21,716	494
New Zealand Dollar NZD 30,000	BUY	2/10/10	21,222	21,716	494
New Zealand Dollar NZD 10,000	BUY	2/10/10	7,074	7,239	165
New Zealand Dollar NZD 170,000	BUY	2/10/10	122,893	123,057	164
Philippine Peso PHP 43,000,000	BUY	2/2/10	909,731	926,428	16,697
Polish Zloty PLN 11,110,000	BUY	1/7/10	3,796,279	3,878,193	81,914
Polish Zloty PLN 13,095,000	BUY	1/7/10	4,473,100	4,571,102	98,002
Polish Zloty PLN 1,640,000	BUY	1/7/10	563,787	572,479	8,692
Polish Zloty PLN 1,125,000	BUY	1/7/10	400,527	392,706	(7,821)
Polish Zloty PLN 3,370,000	BUY	1/7/10	1,230,421	1,176,374	(54,047)
Polish Zloty PLN 1,080,000	BUY	1/7/10	396,447	376,998	(19,449)
Polish Zloty PLN 2,220,000	BUY	1/7/10	805,939	774,940	(30,999)
Polish Zloty PLN 450,000	BUY	1/7/10	160,356	157,083	(3,273)
Polish Zloty PLN 620,000	BUY	1/7/10	218,444	216,425	(2,019)
Polish Zloty PLN 2,210,000	BUY	2/10/10	783,757	769,702	(14,055)
Polish Zloty PLN 10,000	BUY	2/10/10	3,606	3,483	(123)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Polish Zloty			USD
PLN 40,000	BUY	2/10/10	14,316	13,931	$(385)
Polish Zloty PLN 70,000	BUY	2/10/10	23,883	24,380	497
Polish Zloty PLN 190,000	BUY	5/10/10	65,778	65,767	(11)
Polish Zloty PLN 100,000	BUY	5/10/10	35,746	34,614	(1,132)
Russian Ruble RUB 28,100,000	BUY	10/7/10	926,017	888,147	(37,870)
Russian Ruble RUB 16,830,000	BUY	10/7/10	553,054	531,940	(21,114)
Russian Ruble RUB 10,060,000	BUY	10/7/10	318,657	317,963	(694)
Russian Ruble RUB 31,400,000	BUY	11/8/10	1,012,903	987,681	(25,222)
Russian Ruble RUB 21,710,000	BUY	11/8/10	683,134	682,884	(250)
Swedish Krona SEK 3,700,000	BUY	2/10/10	529,540	517,265	(12,275)
Swedish Krona SEK 4,800,000	BUY	2/10/10	706,325	671,046	(35,279)
Swedish Krona SEK 2,200,000	BUY	2/10/10	320,341	307,563	(12,778)
Swedish Krona SEK 100,000	BUY	2/10/10	14,446	13,980	(466)
Swedish Krona SEK 100,000	BUY	2/10/10	14,057	13,980	(77)
Swedish Krona SEK 100,000	BUY	2/10/10	14,057	13,980	(77)
Swedish Krona SEK 5,470,000	BUY	2/10/10	756,026	764,713	8,687
Swedish Krona SEK 5,700,000	BUY	2/10/10	792,635	796,867	4,232
Singapore Dollar SGD 190,000	BUY	5/10/10	136,054	135,087	(967)
Singapore Dollar SGD 20,000	BUY	5/10/10	14,443	14,220	(223)
Turkish Lira TRY 2,990,000	BUY	1/13/10	1,980,198	1,998,609	18,411
Turkish Lira TRY 1,350,000	BUY	2/8/10	897,845	898,557	712
Taiwan New Dollar TWD 29,000,000	BUY	1/14/10	897,361	911,898	14,537
South African Rand ZAR 6,600,000	BUY	1/8/10	845,926	892,921	46,995
South African Rand ZAR 18,100,000	BUY	1/20/10	2,405,443	2,443,059	37,616
South African Rand ZAR 7,795,000	BUY	1/20/10	1,042,077	1,052,135	10,058
South African Rand ZAR 7,100,000	BUY	2/8/10	953,635	954,900	1,265
South African Rand ZAR 18,100,000	BUY	2/17/10	2,392,250	2,430,344	38,094
South African Rand ZAR 2,390,000	BUY	2/17/10	315,524	320,913	5,389
South African Rand ZAR 3,560,000	BUY	2/17/10	471,180	478,012	6,832

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
South African Rand			USD
ZAR 3,580,000	BUY	3/18/10	469,078	477,998	$8,920
South African Rand ZAR 1,250,000	BUY	3/18/10	163,848	166,899	3,051
					$(1,977,155)
Australian Dollar AUD 125,000	SELL	1/21/10	110,518	112,036	(1,518)
Australian Dollar AUD 1,100,000	SELL	2/10/10	998,605	983,941	14,664
Australian Dollar AUD 10,000	SELL	2/10/10	9,208	8,945	263
Australian Dollar AUD 10,000	SELL	2/10/10	9,208	8,945	263
Australian Dollar AUD 20,000	SELL	2/10/10	18,415	17,890	525
Australian Dollar AUD 890,000	SELL	2/10/10	807,559	796,098	11,461
Australian Dollar AUD 1,160,000	SELL	2/10/10	1,048,072	1,037,611	10,461
Australian Dollar AUD 280,000	SELL	2/10/10	252,983	250,458	2,525
Australian Dollar AUD 30,000	SELL	2/10/10	26,480	26,835	(355)
Australian Dollar AUD 1,770,000	SELL	2/10/10	1,562,450	1,583,251	(20,801)
Brazilian Real BRL 1,250,000	SELL	1/5/10	718,907	717,183	1,724
Brazilian Real BRL 690,000	SELL	1/5/10	397,237	395,885	1,352
Brazilian Real BRL 460,000	SELL	1/5/10	265,283	263,923	1,360
Brazilian Real BRL 1,370,000	SELL	1/5/10	795,356	786,032	9,324
Brazilian Real BRL 600,000	SELL	1/5/10	349,854	344,248	5,606
Brazilian Real BRL 450,000	SELL	1/5/10	262,391	258,186	4,205
Brazilian Real BRL 790,000	SELL	1/5/10	443,322	453,260	(9,938)
Brazilian Real BRL 1,920,000	SELL	1/5/10	1,070,234	1,101,593	(31,359)
Brazilian Real BRL 1,600,000	SELL	1/5/10	891,862	917,994	(26,132)
Brazilian Real BRL 2,610,000	SELL	1/5/10	1,463,004	1,497,478	(34,474)
Brazilian Real BRL 1,260,000	SELL	1/5/10	706,278	722,920	(16,642)
Brazilian Real BRL 1,250,000	SELL	2/2/10	696,301	712,827	(16,526)
Canadian Dollar CAD 490,000	SELL	1/21/10	456,655	468,528	(11,873)
Canadian Dollar CAD 530,000	SELL	2/10/10	496,022	506,772	(10,750)
Canadian Dollar CAD 1,360,000	SELL	2/10/10	1,272,812	1,300,397	(27,585)
Canadian Dollar CAD 10,000	SELL	2/10/10	9,566	9,562	4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 530,000	SELL	2/10/10	501,379	506,772	$(5,393)
Canadian Dollar CAD 10,000	SELL	2/10/10	9,455	9,562	(107)
Canadian Dollar CAD 10,000	SELL	2/10/10	9,399	9,562	(163)
Canadian Dollar CAD 1,570,000	SELL	2/10/10	1,479,450	1,501,193	(21,743)
Canadian Dollar CAD 1,120,000	SELL	2/10/10	1,055,404	1,070,915	(15,511)
Swiss Franc CHF 115,000	SELL	1/21/10	109,704	111,184	(1,480)
Swiss Franc CHF 940,000	SELL	2/2/10	908,055	908,878	(823)
Swiss Franc CHF 640,000	SELL	2/10/10	629,921	618,839	11,082
Swiss Franc CHF 650,000	SELL	2/10/10	639,764	628,509	11,255
Swiss Franc CHF 1,580,000	SELL	2/10/10	1,558,677	1,527,760	30,917
Swiss Franc CHF 2,070,000	SELL	2/10/10	2,051,496	2,001,559	49,937
Swiss Franc CHF 10,000	SELL	2/10/10	9,824	9,669	155
Swiss Franc CHF 10,000	SELL	2/10/10	9,824	9,669	155
Swiss Franc CHF 40,000	SELL	2/10/10	39,295	38,677	618
Swiss Franc CHF 10,000	SELL	2/10/10	9,824	9,669	155
Swiss Franc CHF 10,000	SELL	2/10/10	9,891	9,669	222
Swiss Franc CHF 10,000	SELL	2/10/10	9,980	9,669	311
Swiss Franc CHF 560,000	SELL	2/10/10	558,888	541,484	17,404
Swiss Franc CHF 2,020,000	SELL	2/10/10	1,989,423	1,953,212	36,211
Swiss Franc CHF 10,000	SELL	2/10/10	9,739	9,669	70
Swiss Franc CHF 20,000	SELL	2/10/10	19,478	19,339	139
Swiss Franc CHF 50,000	SELL	2/10/10	48,695	48,347	348
Swiss Franc CHF 20,000	SELL	2/10/10	19,478	19,339	139
Swiss Franc CHF 2,500,000	SELL	2/10/10	2,417,285	2,417,341	(56)
Swiss Franc CHF 1,090,000	SELL	2/10/10	1,053,936	1,053,961	(25)
Swiss Franc CHF 30,000	SELL	2/10/10	28,677	29,008	(331)
Swiss Franc CHF 10,000	SELL	2/10/10	9,559	9,669	(110)
Swiss Franc CHF 10,000	SELL	2/10/10	9,559	9,669	(110)
Swiss Franc CHF 10,000	SELL	2/10/10	9,559	9,669	(110)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc			USD
CHF 1,280,000	SELL	2/10/10	1,227,806	1,237,679	$(9,873)
Swiss Franc CHF 10,000	SELL	5/10/10	9,906	9,676	230
Swiss Franc CHF 10,000	SELL	5/10/10	9,732	9,676	56
Chilean Peso CLP 484,000,000	SELL	1/25/10	895,467	954,651	(59,184)
Chilean Peso CLP 473,000,000	SELL	2/8/10	944,112	933,510	10,602
Chinese Yuan CNY 6,100,000	SELL	2/4/10	894,428	893,827	601
Colombian Peso COP 3,503,000,000	SELL	1/19/10	1,770,086	1,710,865	59,221
Colombian Peso COP 2,350,000,000	SELL	1/29/10	1,164,231	1,147,740	16,491
EU Euro EUR 3,430,000	SELL	1/7/10	4,994,080	4,917,036	77,044
EU Euro EUR 4,100,000	SELL	1/13/10	5,715,154	5,877,473	(162,319)
EU Euro EUR 20,000,000	SELL	1/13/10	28,467,000	28,670,602	(203,602)
EU Euro EUR 1,835,000	SELL	1/21/10	2,631,940	2,630,508	1,432
EU Euro EUR 2,050,000	SELL	1/27/10	2,879,512	2,938,697	(59,185)
EU Euro EUR 2,050,000	SELL	1/27/10	2,855,650	2,938,697	(83,047)
EU Euro EUR 400,000	SELL	1/29/10	572,002	573,403	(1,401)
EU Euro EUR 13,000,000	SELL	2/4/10	19,383,000	18,635,410	747,590
EU Euro EUR 430,000	SELL	2/10/10	640,700	616,395	24,305
EU Euro EUR 10,000	SELL	2/10/10	14,878	14,335	543
EU Euro EUR 700,000	SELL	2/10/10	1,042,455	1,003,434	39,021
EU Euro EUR 10,000	SELL	2/10/10	14,956	14,335	621
EU Euro EUR 10,000	SELL	2/10/10	14,956	14,335	621
EU Euro EUR 10,000	SELL	2/10/10	14,756	14,335	421
EU Euro EUR 1,660,000	SELL	2/10/10	2,429,189	2,379,571	49,618
EU Euro EUR 240,000	SELL	2/10/10	344,592	344,034	558
EU Euro EUR 1,960,000	SELL	3/18/10	2,857,680	2,809,421	48,259
EU Euro EUR 7,300,000	SELL	3/18/10	10,463,090	10,463,660	(570)
EU Euro EUR 1,830,000	SELL	5/10/10	2,717,770	2,622,566	95,204
EU Euro EUR 420,000	SELL	5/10/10	628,282	601,900	26,382
EU Euro EUR 20,000	SELL	5/10/10	29,415	28,662	753

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
EU Euro			USD
EUR 605,000	SELL	5/10/10	863,396	867,023	$(3,627)
EU Euro EUR 210,000	SELL	11/8/10	306,521	300,885	5,636
British Pound GBP 275,000	SELL	1/21/10	443,218	444,124	(906)
British Pound GBP 380,000	SELL	2/10/10	629,850	613,625	16,225
British Pound GBP 390,000	SELL	2/10/10	646,425	629,773	16,652
British Pound GBP 190,000	SELL	2/10/10	317,047	306,813	10,234
British Pound GBP 1,030,000	SELL	2/10/10	1,699,824	1,663,248	36,576
British Pound GBP 10,000	SELL	2/10/10	16,566	16,148	418
British Pound GBP 10,000	SELL	2/10/10	16,293	16,148	145
British Pound GBP 10,000	SELL	2/10/10	16,293	16,148	145
British Pound GBP 460,000	SELL	2/10/10	745,204	742,810	2,394
British Pound GBP 520,000	SELL	3/18/10	838,894	839,504	(610)
British Pound GBP 520,000	SELL	3/18/10	830,632	839,504	(8,872)
Hong Kong Sar Dollar HKD 6,900,000	SELL	1/8/10	890,817	889,985	832
Hong Kong Sar Dollar HKD 6,900,000	SELL	2/8/10	890,713	890,181	532
Hungarian Forint HUF 164,000,000	SELL	1/14/10	872,399	870,193	2,206
Hungarian Forint HUF 133,000,000	SELL	2/8/10	735,986	703,466	32,520
Israeli New Shekel ILS 3,300,000	SELL	1/14/10	885,193	871,302	13,891
Israeli New Shekel ILS 2,690,000	SELL	1/29/10	712,111	710,205	1,906
Japanese Yen JPY 61,000,000	SELL	1/21/10	678,675	655,037	23,638
Japanese Yen JPY 79,000,000	SELL	2/2/10	917,468	848,379	69,089
Japanese Yen JPY 57,000,000	SELL	2/10/10	634,394	612,143	22,251
Japanese Yen JPY 141,000,000	SELL	2/10/10	1,564,060	1,514,248	49,812
Japanese Yen JPY 413,000,000	SELL	2/10/10	4,614,216	4,435,351	178,865
Japanese Yen JPY 1,000,000	SELL	2/10/10	11,186	10,739	447
Japanese Yen JPY 191,000,000	SELL	2/10/10	2,201,843	2,051,215	150,628
Japanese Yen JPY 28,000,000	SELL	2/10/10	311,035	300,702	10,333
Japanese Yen JPY 7,000,000	SELL	2/10/10	79,181	75,175	4,006

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen			USD
JPY 2,000,000	SELL	2/10/10	22,623	21,479	$1,144
Japanese Yen JPY 4,000,000	SELL	2/10/10	45,246	42,957	2,289
Japanese Yen JPY 1,000,000	SELL	2/10/10	11,097	10,739	358
Japanese Yen JPY 209,000,000	SELL	3/18/10	2,334,778	2,244,944	89,834
Japanese Yen JPY 74,000,000	SELL	4/5/10	800,277	794,965	5,312
Japanese Yen JPY 74,000,000	SELL	4/5/10	802,533	794,965	7,568
Japanese Yen JPY 9,000,000	SELL	5/10/10	102,065	96,720	5,345
Mexican Peso MXN 18,390,000	SELL	1/29/10	1,416,631	1,400,910	15,721
Mexican Peso MXN 23,870,000	SELL	1/29/10	1,838,063	1,818,364	19,699
Mexican Peso MXN 31,690,000	SELL	2/8/10	2,352,024	2,411,327	(59,303)
Mexican Peso MXN 13,975,000	SELL	2/10/10	1,034,113	1,063,132	(29,019)
Mexican Peso MXN 15,225,000	SELL	2/10/10	1,126,443	1,158,224	(31,781)
Mexican Peso MXN 100,000	SELL	2/10/10	7,686	7,607	79
Malaysian Ringgit MYR 30,000	SELL	5/10/10	8,903	8,716	187
Malaysian Ringgit MYR 20,000	SELL	5/10/10	5,865	5,811	54
Norwegian Krone NOK 2,800,000	SELL	2/10/10	491,073	482,723	8,350
Norwegian Krone NOK 3,600,000	SELL	2/10/10	631,380	620,644	10,736
Norwegian Krone NOK 100,000	SELL	2/10/10	17,724	17,240	484
Norwegian Krone NOK 8,500,000	SELL	2/10/10	1,499,594	1,465,410	34,184
Norwegian Krone NOK 100,000	SELL	2/10/10	17,353	17,240	113
Norwegian Krone NOK 8,000,000	SELL	2/10/10	1,378,032	1,379,210	(1,178)
Norwegian Krone NOK 4,200,000	SELL	2/10/10	725,511	724,085	1,426
Norwegian Krone NOK 2,200,000	SELL	2/10/10	380,030	379,283	747
Norwegian Krone NOK 200,000	SELL	2/10/10	33,996	34,480	(484)
New Zealand Dollar NZD 690,000	SELL	2/10/10	496,800	499,467	(2,667)
New Zealand Dollar NZD 30,000	SELL	2/10/10	22,144	21,716	428
New Zealand Dollar NZD 20,000	SELL	2/10/10	14,763	14,477	286
New Zealand Dollar NZD 1,660,000	SELL	2/10/10	1,196,030	1,201,615	(5,585)
New Zealand Dollar NZD 430,000	SELL	2/10/10	303,475	311,262	(7,787)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Peruvian Nuevo Sol			USD
PEN 1,240,000	SELL	1/19/10	431,005	429,073	$1,932
Peruvian Nuevo Sol PEN 1,970,000	SELL	1/21/10	683,079	681,649	1,430
Polish Zloty PLN 1,460,000	SELL	1/7/10	507,209	509,646	(2,437)
Polish Zloty PLN 1,840,000	SELL	1/7/10	661,799	642,293	19,506
Polish Zloty PLN 830,000	SELL	1/7/10	285,823	289,730	(3,907)
Polish Zloty PLN 830,000	SELL	1/7/10	285,872	289,730	(3,858)
Polish Zloty PLN 20,000	SELL	2/10/10	7,216	6,966	250
Polish Zloty PLN 2,780,000	SELL	5/10/10	962,604	962,274	330
Polish Zloty PLN 60,000	SELL	5/10/10	21,045	20,768	277
Russian Ruble RUB 5,520,000	SELL	10/7/10	178,352	174,469	3,883
Russian Ruble RUB 5,330,000	SELL	10/7/10	172,158	168,463	3,695
Russian Ruble RUB 8,400,000	SELL	11/8/10	273,438	264,220	9,218
Russian Ruble RUB 4,980,000	SELL	11/8/10	161,165	156,645	4,520
Swedish Krona SEK 4,400,000	SELL	2/10/10	629,723	615,126	14,597
Swedish Krona SEK 4,500,000	SELL	2/10/10	644,035	629,106	14,929
Swedish Krona SEK 100,000	SELL	2/10/10	14,573	13,980	593

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Swedish Krona			USD
SEK 700,000	SELL	2/10/10	100,243	97,861	$2,382
Swedish Krona SEK 6,400,000	SELL	2/10/10	916,909	894,728	22,181
Swedish Krona SEK 200,000	SELL	2/10/10	28,113	27,960	153
Swedish Krona SEK 200,000	SELL	2/10/10	28,113	27,960	153
Swedish Krona SEK 7,000,000	SELL	2/10/10	984,156	978,609	5,547
Swedish Krona SEK 500,000	SELL	2/10/10	70,223	69,901	322
Swedish Krona SEK 5,400,000	SELL	2/10/10	758,411	754,927	3,484
Swedish Krona SEK 100,000	SELL	2/10/10	13,740	13,980	(240)
Swedish Krona SEK 100,000	SELL	2/10/10	13,740	13,980	(240)
Turkish Lira TRY 3,320,000	SELL	1/13/10	2,215,105	2,219,191	(4,086)
Turkish Lira TRY 3,320,000	SELL	2/16/10	2,187,593	2,207,026	(19,433)
Taiwan New Dollar TWD 29,000,000	SELL	1/14/10	909,091	911,898	(2,807)
Taiwan New Dollar TWD 29,000,000	SELL	2/4/10	907,739	918,523	(10,784)
South African Rand ZAR 6,600,000	SELL	1/8/10	825,692	892,921	(67,229)
					$1,285,599

ING Oppenheimer Strategic Income Portfolio Written Options Open on December 31, 2009:

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premium Received	Value
Currency Option OTC
USD Put/MXN Call	Citibank N.A., New York	14.00	03/18/10	USD	11,200,000	$10,952	$(9,752)
						$10,952	$(9,752)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

ING Oppenheimer Strategic Income Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2009:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.650% and pay a floating rate based on 6-month PLN-WIBOR Counterparty: JPMorgan Chase Bank, N.A., New York	09/11/19	PLN	1,100,000	$(3,437)
Receive a fixed rate equal to 5.690% and pay a floating rate based on 6-month PLN-WIBOR Counterparty: JPMorgan Chase Bank, N.A., New York	09/14/19	PLN	1,650,000	(3,402)
Receive a fixed rate equal to 7.450% and pay a floating rate based on 3-month ZAR-JIBA Counterparty: Barclays Bank PLC	09/22/11	ZAR	10,050,000	55
Receive a fixed rate equal to 7.500% and pay a floating rate based on 3-month ZAR-JIMBAM Counterparty: Goldman Sachs International	09/23/11	ZAR	6,570,000	713
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.484% Counterparty: JPMorgan Chase Bank, N.A., Tokyo	08/07/19	JPY	98,700,000	(12,639)
Receive a fixed rate equal to 5.600% and pay a floating rate based on 6-month PLN-WIBOR Counterparty: JPMorgan Chase Bank, N.A., New York	09/10/19	PLN	200,000	(884)
Receive a fixed rate equal to 12.510% and pay a fixed rate equal to 6.440% payable on notional of USD 10,000,000 Counterparty: Deutsche Bank AG	03/18/19	COP	420,000,000	16
Receive a fixed rate equal to 10.000% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/11/11	MXN	89,000,000	198,289

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 10.000% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	11/11/11	MXN	88,000,000	$196,061
Receive a fixed rate equal to 9.350% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/18/11	MXN	27,600,000	120,049
Receive a fixed rate equal to 9.270% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/21/11	MXN	33,600,000	143,018
Receive a fixed rate equal to 9.080% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/22/11	MXN	33,800,000	134,960
Receive a fixed rate equal to 8.920% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	11/24/11	MXN	28,100,000	105,998
Receive a fixed rate equal to 8.920% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	11/24/11	MXN	27,500,000	103,735
Receive a fixed rate equal to 14.050% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/12	BRL	1,040,000	50,071
Receive a fixed rate equal to 12.050% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/12	BRL	2,700,000	13,593

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 14.000% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander Central Hispano, S.A.	01/03/12	BRL	1,040,000	$49,084
Receive a fixed rate equal to 8.480% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	06/06/13	HUF	192,000,000	40,626
Receive a fixed rate equal to 7.880% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	08/12/13	HUF	123,000,000	15,007
Receive a fixed rate equal to 7.890% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	09/12/13	HUF	107,000,000	13,049
Receive a fixed rate equal to 7.820% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Barclays Bank PLC	09/19/13	HUF	231,000,000	25,182
Receive a fixed rate equal to 8.540% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Banco Santander S.A., New York	09/27/13	MXN	14,000,000	52,103
Receive a fixed rate equal to 8.560% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse International	09/27/13	MXN	5,500,000	20,752
Receive a fixed rate equal to 8.540% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	09/27/13	MXN	8,500,000	31,634

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 12.870% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	960,000	$15,597
Receive a fixed rate equal to 12.920% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	1,920,000	33,217
Receive a fixed rate equal to 8.060% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Banco Santander, S.A., New York	02/06/14	MXN	15,600,000	36,036
Receive a fixed rate equal to 12.260% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/15	BRL	80,000	(16)
Receive a fixed rate equal to 12.290% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/15	BRL	40,000	18
Receive a fixed rate equal to 12.800% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs International	01/02/17	BRL	3,300,000	19,691
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	2,760,000	64,951
Receive a fixed rate equal to 14.100% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	430,000	11,559

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 14.160% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	1,770,000	$51,613
Receive a fixed rate equal to 14.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	1,700,000	53,355
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/17	BRL	2,500,000	60,191
Receive a fixed rate equal to 12.810% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	1,960,000	12,053
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	5,000,000	120,383
Receive a fixed rate equal to 15.000% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	2,000,000	82,037
Receive a fixed rate equal to 5.850% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG, London	09/04/18	ILS	2,500,000	23,156
Receive a fixed rate equal to 7.180% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Citibank N.A., New York	10/03/18	HUF	134,000,000	(773)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.320% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Goldman Sachs International	10/03/18	PLN	2,100,000	$(22,617)
Receive a fixed rate equal to 5.330% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Goldman Sachs International	10/06/18	PLN	3,340,000	(35,137)
Receive a fixed rate equal to 7.200% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	10/06/18	HUF	134,000,000	119
Receive a fixed rate equal to 7.180% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Barclays Bank PLC	10/08/18	HUF	134,000,000	(806)
Receive a fixed rate equal to 7.200% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Citibank N.A., New York	10/08/18	HUF	132,000,000	117
Receive a fixed rate equal to 5.036% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG	12/12/18	ILS	2,740,000	(17,978)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: Credit Suisse International	12/15/18	ILS	1,070,000	(8,999)
Receive a fixed rate equal to 4.650% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: Credit Suisse International	12/22/18	ILS	1,000,000	(13,957)
Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 6.215% Counterparty: Westpac Banking Corp.	11/04/19	AUD	2,440,000	4,823

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.563% Counterparty: JPMorgan Chase Bank, N.A. — London	11/09/19	JPY	77,000,000	$(13,485)
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.391% Counterparty: Citibank N.A., London	10/06/19	JPY	24,000,000	(259)
Receive a fixed rate equal to 6.500% and pay a floating rate based on 6-month HUF-BUBOR-Reuters Counterparty: Goldman Sachs International	12/07/11	HUF	385,000,000	(12,299)
Receive a fixed rate equal to 6.570% and pay a floating rate based on 6-month HUF-BUBOR-Reuters Counterparty: Morgan Stanley Capital Services, Inc.	12/01/11	HUF	321,000,000	(7,972)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.600% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs International	11/03/19	USD	2,200,000	$(61,873)
Receive a fixed rate equal to 3.470% and pay a floating rate based on 3-month SEK-STIBOR-SIDE Counterparty: Barclays Bank PLC	12/02/19	SEK	16,020,000	(2,973)
Receive a fixed rate equal to 4.780% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG	01/07/19	ILS	2,768,000	(32,542)
				$1,650,863

ING Oppenheimer Strategic Income Portfolio Total Return Swap Agreements Outstanding on December 31, 2009:

	Termination Date	Number of Contracts/ Notional Principal Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive, if positive, the total return of a custom basket of securities plus 93% of the dividends from the basket.
Pay a floating rate based on one-month JPY-LIBOR-BBA plus 90 basis pts. and, if negative, the absolute value of the total return of a custom basket of securities.
Counterparty: Citibank N.A., New York	04/14/10	JPY	168,388	$67,554	$—	$67,554
Receive, if positive, the total return of custom basket of securities plus the dividends from the basket.
Pay one-month EUR-LIBOR-BBA plus 95 basis pts. and, if negative, the absolute value of the total return of custom basket of securities.
Counterparty: Morgan Stanley & Co. International PLC	12/31/49	EUR	6,108	9,422	—	9,422
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket.
Pay one-month EUR-LIBOR-BBA plus 90 basis pts. and, if negative, the absolute value of the total return of a custom basket of securities
Counterparty: Morgan Stanley & Co. International PLC	12/31/49	EUR	6,111	33,642	—	33,642
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket.
Pay one-month USD1M-Reuters plus 10 basis pts. and, if negative, the absolute value of the total return of custom basket of securities.
Counterparty: Deutsche Bank AG, London	10/08/10		1,216		—	—
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket.
Pay one-month USD1M-Reuters plus 40 basis pts. and, if negative, the absolute value of the total return of custom basket of securities.
Counterparty: Deutsche Bank AG, London	12/06/10		1,189	5,631	(92)	5,723

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Number of Contracts/ Notional Principal Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket.
Pay one-month USD-LIBOR-BBA plus 25 basis pts. and, if negative, the absolute value of the total return of custom basket of securities.
Counterparty: Goldman Sachs International	10/06/10	676	$(8,028)	$—	$(8,028)
Receive the price return on MSCI Daily TR Net Spain USD Index, if positive.
Pay one-month USD-LIBOR-BBA minus 25 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Spain USD Index.
Counterparty: Morgan Stanley & Co. International PLC	10/06/10	122	(18,949)	—	(18,949)
Receive the price return on MSCI Daily TR Net Australia USD Index, if positive.
Pay one-month USD-LIBOR-BBA plus 20 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Austraila USD Index.
Counterparty: Goldman Sachs International	10/11/10	180	(5,912)	—	(5,912)
Receive the price return on Technology Select Sector Index, if positive.
Pay one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the Technology Select Sector Index.
Counterparty: Citibank N.A., New York	12/08/10	1,714	13,158	—	13,158
Receive the price return on Consumer Discretionary Select Sector Index, if positive.
Pay one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the Consumer Discretionary Select Sector Index.
Counterparty: Morgan Stanley & Co. International PLC	12/09/10	1,319	10,320	—	10,320
Receive the price return on MSCI Daily TR Net Singapore USD Index, if positive.
Pay one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Singapore USD Index.
Counterparty: Citibank N.A., New York	11/08/10	58	8,155	(9)	8,164
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket.
Pay one-month USD-LIBOR-BBA plus 25 basis pts. and, if negative, the absolute value of the total return of custom basket of securities.
Counterparty: UBS AG, London	12/06/10	82,583	70,374	—	70,374
Receive one-month USD-LIBOR-BBA minus 10 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index.
Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive.
Counterparty: UBS AG, London	10/11/10	149	8,527	—	8,527
Receive one-month USD-LIBOR-BBA minus 5 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index.
Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive.
Counterparty: Goldman Sachs International	10/07/10	149	10,494	—	10,494
Receive one-month USD-LIBOR-BBA minus 35 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index.
Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive.
Counterparty: Morgan Stanley & Co. International PLC	10/07/10	115	5,502	—	5,502
Receive one-month USD-LIBOR-BBA plus 15 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index.
Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive.
Counterparty: Citibank N.A., New York	10/07/10	191	(12,883)	—	(12,883)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Number of Contracts/ Notional Principal Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive one-month USD-LIBOR-BBA minus 50 basis pts. and, if negative, the absolute value of the price return of the S&P Small Cap 600 Index.
Pay the price return on S&P Small Cap 600 Index, if positive.
Counterparty: Goldman Sachs International	05/12/10		3,787	$(67,905)	$—	$(67,905)
Receive the price return on MSCI Daily TR Net Emerging Markets, if positive.
Pay one-month USD-LIBOR plus 100 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Emerging Markets.
Counterparty: UBS AG, London	11/02/10		3,304	13,464	—	13,464
Receive a fixed rate equal to 7.750%, and pay a floating rate based on 3-month USD LIBOR.
On the termination date, receive total return amount on
reference obligation, if total return amount is positive,
and pay absolute value of the total return amount on
reference obligation, if total return amount is negative.
Reference Obligation: Loan under the loan facility
agreement between each of JSC "Rushydro" and OJSC
Saratovskaya and any Successor(s) and Morgan Stanley
Bank International Limited dated 13 December 2006
Counterparty: Morgan Stanley Capital Services Inc.	12/26/13	RUB	56,780,000	(348,827)	—	(348,827)
				$(206,261)	$(101)	$(206,160)

ING Oppenheimer Strategic Income Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Hellenic Republic of Greece, 5.900%, 10/22/22	Buy	(1.000)	12/20/14	USD	220,000	$17,765	$10,942	$6,823
Goldman Sachs International	United Mexican States 7.500%, 04/08/33	Buy	(1.350)	09/20/14	USD	330,000	(1,249)	—	(1,249)
Barclays Bank PLC	Republic of the Philippines, 10.625%, 03/16/25	Buy	(1.760)	12/20/14	USD	340,000	(2,369)	—	(2,369)
Deutsche Bank AG	Republic of Peru 8.750%, 11/21/33	Buy	(1.710)	12/20/16	USD	420,000	(9,144)	—	(9,144)
JPMorgan Chase Bank, N.A. — London	Republic of the Philippines, 10.625%, 03/16/25	Buy	(1.740)	12/20/14	USD	510,000	(3,090)	—	(3,090)
Morgan Stanley Capital Services Inc.	Lockheed Martin Corp., 7.650%, 05/01/16	Buy	(1.000)	12/20/14	USD	707,000	(23,484)	(22,941)	(543)
Morgan Stanley Capital Services Inc.	Wal-Mart Stores, Inc., 5.875%, 04/05/27	Buy	(1.000)	12/20/14	USD	707,000	(18,807)	(15,772)	(3,035)
UBS AG	The Kroger Co., 6.150%, 01/15/20	Buy	(1.000)	12/20/14	USD	732,000	(4,697)	(6,990)	2,293
UBS AG	Baxter International, Inc., 6.625%, 02/15/28	Buy	(1.000)	12/20/14	USD	732,000	(24,535)	(20,278)	(4,257)
Credit Suisse International	Devon Energy Corp., 7.950%, 04/15/32	Buy	(1.000)	12/20/14	USD	732,000	(20,188)	(13,843)	(6,345)
							$(89,798)	$(68,882)	$(20,916)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Credit Indices — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.HY.13 Index	Sell	5.000	12/20/14	USD	1,524,600	$(10,802)	$(136,765)	$125,963
Goldman Sachs International	CDX.NA.HY.13 Index	Sell	5.000	12/20/14	USD	1,524,600	(10,802)	(135,855)	125,053
Goldman Sachs International	CDX.NA.HY.13 Index	Sell	5.000	12/20/14	USD	915,750	(6,488)	(75,044)	68,556
Credit Suisse International	CDX.NA.HY.12 Index	Sell	5.000	06/20/14	USD	846,000	5,815	(92,998)	98,813
JPMorgan Chase Bank, N.A. — New York	CDX.NA.HY.12 Index	Sell	5.000	06/20/14	USD	564,000	3,877	(62,287)	66,164
JPMorgan Chase Bank, N.A. — New York	CDX.NA.HY.13 Index	Sell	5.000	12/20/14	USD	990,000	(7,014)	(51,185)	44,171
							$(25,414)	$(554,134)	$528,720

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/09 (%)(5)	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Development Bank of Kazakhstan 7.375%, 11/12/13	Sell	3.750	02/20/13	4.29	USD	960,000	$(14,909)	$—	$(14,909)
Credit Suisse International	Republic of Hungary 4.750%, 02/03/15	Sell	2.700	09/20/10	1.47	USD	600,000	5,331	—	5,331
Morgan Stanley Capital Services Inc.	Finansbank, A.S./USD 6.250% Eurobonds, 03/24/11 and USD 6.50% Eurobonds, 03/24/13*	Sell	1.300	03/24/13	4.66	USD	1,290,000	(121,417)	—	(121,417)
Morgan Stanley Capital Services Inc.	HSBK Europe BV 7.750%, 05/13/13	Sell	4.880	03/20/13	5.30	USD	500,000	(5,988)	—	(5,988)
Citibank N.A., New York	Islamic Republic of Pakistan**	Sell	5.100	03/20/13	8.26	USD	270,000	(23,000)	—	(23,000)
Barclays Bank PLC	Republic of Venezuela 9.250%, 09/15/27	Sell	30.500	01/20/10	10.35	USD	220,000	2,450	—	2,450
Morgan Stanley Capital Services Inc.	Republic of Venezuela 9.250%, 09/15/27	Sell	30.000	01/20/10	10.35	USD	220,000	2,389	—	2,389
Morgan Stanley Capital Services Inc.	YASAR, Multiple loan facility agreements to the YASAR Group Entities	Sell	8.750	06/20/10	55.85	USD	230,000	(43,296)	—	(43,296)
Barclays Bank PLC	Hellenic Republic of Greece, 5.900%, 10/22/22	Sell	1.000	12/20/14	2.89	USD	1,710,000	(138,085)	(111,222)	(26,863)
Credit Suisse International	CBS Corp., 4.625%, 05/15/18	Sell	1.000	12/20/14	1.17	USD	732,000	(5,656)	(12,360)	6,704
JPMorgan Chase Bank, N.A. — New York	International Paper Co., 5.300%, 04/01/15	Sell	1.000	12/20/14	0.98	USD	732,000	589	(6,920)	7,509
Deutsche Bank AG	Nordstrom, Inc., 6.950%, 03/15/28	Sell	1.000	12/20/14	0.83	USD	730,000	5,930	(7,371)	13,301
Credit Suisse International	Hartford Financial Services Group, 4.750%, 03/01/14	Sell	1.000	12/20/14	1.58	USD	707,000	(18,471)	(44,603)	26,132
Deutsche Bank AG	XL Capital Ltd., 5.250%, 09/15/14	Sell	1.000	12/20/14	1.07	USD	670,000	(2,086)	(17,685)	15,599
								$(356,219)	$(200,161)	$(156,058)

*  Issued by Istanbul Bond Company to provide funds to finance loans to Finansbank, A.S. For the purposes of this transaction each such loan shall be an underlying loan.

**  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$6,120
Equity contracts	Net Assets — Unrealized appreciation**	58,266
Interest rate contracts	Net Assets — Unrealized appreciation**	320,929
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,183,041
Credit contracts	Swaps, at value	44,146
Equity contracts	Swaps, at value	256,243
Interest rate contracts	Swaps, at value	1,902,911
Total Asset Derivatives		$5,771,656
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation**	$112,259
Interest rate contracts	Net Assets — Unrealized depreciation**	809,626
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	3,874,597
Credit contracts	Swaps, at value	515,577
Equity contracts	Swaps, at value	113,677
Foreign exchange contracts	Swaps, at value	348,827
Interest rate contracts	Swaps, at value	252,048
Foreign exchange contracts	Written options	9,752
Total Liability Derivatives		$6,036,363

*  Includes purchased options

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written Options	Total
Equity contracts	$—	$—	$(1,659,382)	$1,506,676	$—	$(152,706)
Foreign exchange contracts	(74,188)	757,537	—	1,986	293,011	978,346
Interest rate contracts	—	—	70,560	(92,482)	—	(21,922)
Credit contracts	—	—	—	(5,989,445)	—	(5,989,445)
Total	$(74,188)	$757,537	$(1,588,822)	$(4,573,265)	$293,011	$(5,185,727)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written Options	Total
Equity contracts	$—	$—	$158,408	$(6,449,828)	$—	$(6,291,420)
Foreign exchange contracts	(818,200)	753,275	—	563,044	(847)	497,272
Interest rate contracts	(49,001)	—	(2,171,395)	(254,072)	—	(2,474,468)
Credit contracts	—	—	—	12,570,799	—	12,570,799
Total	$(867,201)	$753,275	$(2,012,987)	$6,429,943	$(847)	$4,302,183

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009

Principal Amount			Value
	CORPORATE BONDS/NOTES: 24.5%
		Agriculture: 0.1%
$400,000	S	Philip Morris International, Inc., 5.650%, due 05/16/18	$421,333
300,000	S	Reynolds American, Inc., 7.625%, due 06/01/16	327,470
			748,803
		Auto Manufacturers: 0.2%
1,955,000		DaimlerChrysler NA Holding Corp., 4.240%, due 08/03/14	1,911,012
			1,911,012
		Banks: 11.7%
200,000	S	American Express Bank FSB, 6.000%, due 09/13/17	207,824
200,000	S	American Express Centurion Bank, 6.000%, due 09/13/17	207,569
800,000	#,S	ANZ National International Ltd., 6.200%, due 07/19/13	861,914
300,000	S	Bank of America Corp., 0.603%, due 08/15/16	261,253
2,900,000	S	Bank of America Corp., 2.100%, due 04/30/12	2,928,420
900,000	S	Bank of America Corp., 5.750%, due 12/01/17	923,072
4,400,000	S	Bank of America Corp., 6.500%, due 08/01/16	4,737,762
12,300,000	S	Bank of America NA, 0.873%, due 05/12/10	12,325,166
4,100,000	S	Barclays Bank PLC, 5.450%, due 09/12/12	4,436,672
700,000	#,S	Barclays Bank PLC, 6.050%, due 12/04/17	713,504
2,200,000	#,S	BNP Paribas, 5.186%, due 06/29/49	1,814,263
900,000	S	Citibank NA, 1.875%, due 05/07/12	905,305
300,000	S	Citibank NA, 1.875%, due 06/04/12	301,897
700,000	S	Citigroup, Inc., 2.125%, due 04/30/12	707,895
700,000	S	Citigroup, Inc., 5.300%, due 10/17/12	729,691
1,900,000	S	Citigroup, Inc., 5.500%, due 08/27/12	1,987,227
2,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13	2,386,335
500,000	S	Citigroup, Inc., 5.625%, due 08/27/12	514,599
500,000	S	Citigroup, Inc., 5.850%, due 07/02/13	519,970
1,900,000	S	Citigroup, Inc., 6.000%, due 08/15/17	1,902,143
300,000	S	Citigroup, Inc., 6.125%, due 05/15/18	302,111
300,000	S	Citigroup, Inc., 8.500%, due 05/22/19	347,003

Principal Amount				Value
	$6,300,000	#,S	Commonwealth Bank of Australia, 0.670%, due 07/12/13	$6,285,005
	1,100,000	#,S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	892,706
	700,000	#,S	Credit Agricole S.A., 0.304%, due 05/28/10	700,074
	5,700,000	#,S	Credit Agricole S.A., 8.375%, due 12/13/49	6,061,158
	1,600,000	S	Deutsche Bank AG/London, 6.000%, due 09/01/17	1,747,053
	1,400,000	#,S	Dexia Credit Local, 0.899%, due 09/23/11	1,411,006
EUR	300,000		Fortis Bank Nederland Holding NV, 3.000%, due 04/17/12	440,456
	$50,000	S	Goldman Sachs Group, Inc., 5.950%, due 01/18/18	52,883
	800,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	857,790
	2,000,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	2,148,104
	3,200,000	S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,299,677
	5,600,000		Intesa Sanpaolo/New York, 2.375%, due 12/21/12	5,554,595
	1,000,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	1,076,715
	900,000	S	JPMorgan Chase Bank NA, 0.584%, due 06/13/16	835,175
	1,200,000	S	KeyBank NA, 2.507%, due 06/02/10	1,207,385
	3,230,000	S	Manuf & Traders Trust Co., 8.000%, due 10/01/10	3,382,139
	100,000	S	Morgan Stanley, 0.500%, due 04/19/12	97,212
	800,000	S	Morgan Stanley, 5.950%, due 12/28/17	826,457
	1,600,000	S	Morgan Stanley, 6.250%, due 08/28/17	1,672,266
	6,400,000	#,S	National Australia Bank Ltd., 0.725%, due 02/08/10	6,400,830
DKK	2,840,846		Nykredit Realkredit A/S, 2.537%, due 04/01/38	525,936
DKK	3,095,087		Nykredit Realkredit A/S, 2.537%, due 10/01/38	567,042
DKK	2,826,845		Realkredit Danmark A/S, 2.558%, due 01/01/38	522,363
DKK	8,630,091		Realkredit Danmark A/S, 2.730%, due 01/01/38	1,579,430
	$600,000	#,S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	333,416
	4,100,000	#,S	Royal Bank of Scotland PLC, 0.673%, due 04/08/11	4,110,115
	500,000	#,S	Royal Bank of Scotland PLC, 3.000%, due 12/09/11	512,427
	200,000	#,S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	202,946
	200,000	#,S	Societe Generale, 5.922%, due 12/31/49	156,005
	2,700,000	S	UBS AG, 1.198%, due 05/05/10	2,703,545

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Banks (continued)
	$500,000	S	UBS AG, 5.750%, due 04/25/18	$509,840
	800,000		Union Planters Corp., 7.750%, due 03/01/11	795,614
	1,800,000	S	Wachovia Corp., 5.750%, due 02/01/18	1,881,450
	1,200,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	1,250,180
EUR	1,200,000		Wells Fargo & Company, 0.909%, due 03/23/16	1,593,609
				102,214,199
			Beverages: 0.7%
	$3,000,000	#,S	Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15	3,049,494
	3,000,000	#,S	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 01/15/20	3,066,687
				6,116,181
			Biotechnology: 0.3%
	2,400,000	S	Amgen, Inc., 6.150%, due 06/01/18	2,662,894
				2,662,894
			Building Materials: 0.1%
	700,000	#,S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	486,940
				486,940
			Chemicals: 0.0%
	400,000	S	Rohm & Haas Co., 6.000%, due 09/15/17	413,406
				413,406
			Computers: 0.9%
	1,300,000	S	Dell, Inc., 4.700%, due 04/15/13	1,372,896
	5,700,000	S	International Business Machines Corp., 5.700%, due 09/14/17	6,241,637
				7,614,533
			Diversified Financial Services: 6.0%
	700,000	S	Allstate Life Global Funding Trusts, 5.375%, due 04/30/13	747,801
	700,000	S	American Express Co., 7.000%, due 03/19/18	772,108
	600,000	S	American Express Credit Corp., 5.875%, due 05/02/13	644,383
	1,300,000	S	American General Finance Corp., 6.900%, due 12/15/17	903,898
	1,900,000	S	Bear Stearns Cos., Inc., 6.400%, due 10/02/17	2,074,340
	2,100,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12	2,347,691
	3,000,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	3,228,165

Principal Amount				Value
	$98,730	L	CIT Group, Inc., 7.000%, due 05/01/13	$92,806
	148,098		CIT Group, Inc., 7.000%, due 05/01/14	137,916
	448,096		CIT Group, Inc., 7.000%, due 05/01/15	403,286
	246,829		CIT Group, Inc., 7.000%, due 05/01/16	218,444
	345,563		CIT Group, Inc., 7.000%, due 05/01/17	301,504
	400,000	S	CitiFinancial, 6.625%, due 06/01/15	397,947
	3,200,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57	3,096,000
	1,200,000	S	Citigroup Funding, Inc., 2.250%, due 12/10/12	1,210,273
	200,000	S	Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	202,063
	1,100,000	S	Ford Motor Credit Co., LLC, 7.375%, due 02/01/11	1,122,711
	1,500,000	S	Ford Motor Credit Co., LLC, 7.875%, due 06/15/10	1,522,826
	300,000	S	Ford Motor Credit Co., LLC, 8.625%, due 11/01/10	308,955
	2,400,000	S	General Electric Capital Corp., 2.000%, due 09/28/12	2,404,694
	4,000,000	S	General Electric Capital Corp., 2.625%, due 12/28/12	4,076,564
	500,000	S	General Electric Capital Corp., 3.000%, due 12/09/11	515,653
EUR	4,800,000		General Electric Capital Corp., 5.500%, due 09/15/67	5,367,203
	$900,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	836,034
	800,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	828,785
	800,000	S	International Lease Finance Corp., 5.125%, due 11/01/10	768,204
	2,000,000	±,S	Lehman Brothers Holdings, Inc., due 05/25/10	400,000
EUR	2,364,000	±	Lehman Brothers Holdings, Inc., due 06/12/13	584,586
	$2,700,000	±,S	Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	540,000
	300,000	±,S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	63,750
	3,000,000	#,S	Macquarie Group Ltd., 7.300%, due 08/01/14	3,299,134
	1,800,000	S	Merrill Lynch & Co., Inc., 0.482%, due 07/25/11	1,773,023
	300,000	S	Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	321,564
	1,900,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,050,393

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
			Diversified Financial Services (continued)
	$700,000	#,S	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	$630,093
	2,400,000	S	SLM Corp., 0.454%, due 03/15/11	2,260,349
EUR	2,800,000		SLM Corp., 3.125%, due 09/17/12	3,572,401
GBP	500,000		SMFG Preferred Capital GBP 1 Ltd., 6.164%, due 01/29/49	626,442
	$300,000	#,S	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	344,307
	1,100,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49	871,750
	300,000	#,S,^^	Williams Cos., Inc., 6.375%, due 10/01/10	305,485
	146,000	#,S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	118,577
				52,292,108
			Electric: 0.5%
	300,000	S	Columbus Southern Power Co., 6.600%, due 03/01/33	315,908
	600,000	#,S	Electricite de France, 5.500%, due 01/26/14	652,847
	600,000	#,S	Electricite de France, 6.500%, due 01/26/19	674,742
	600,000	#,S	Electricite de France, 6.950%, due 01/26/39	712,033
	2,100,000	#,S	Enel Finance International S.A., 6.250%, due 09/15/17	2,312,455
				4,667,985
			Healthcare-Services: 0.3%
	1,400,000	#,S	Roche Holdings, Inc., 7.000%, due 03/01/39	1,699,649
	600,000	S	UnitedHealth Group, Inc., 4.875%, due 02/15/13	628,210
				2,327,859
			Insurance: 1.0%
	3,000,000	S	American International Group, Inc., 5.850%, due 01/16/18	2,465,319
	1,300,000	#,S	Metropolitan Life Global Funding I, 0.313%, due 05/17/10	1,298,701
	500,000	#,S	Monumental Global Funding Ltd., 5.500%, due 04/22/13	514,837
	600,000	S	Principal Life Income Funding Trusts, 5.300%, due 04/24/13	634,018
	900,000	S	Principal Life Income Funding Trusts, 5.550%, due 04/27/15	897,647
	3,400,000	S	Protective Life Secured Trusts, 0.392%, due 11/09/10	3,388,134
				9,198,656

Principal Amount			Value
		Investment Companies: 0.1%
$700,000	#,S	Temasek Financial I Ltd., 4.300%, due 10/25/19	$687,709
			687,709
		Mining: 0.1%
700,000	#,S	Corp Nacional del Cobre de Chile - CODELCO, 7.500%, due 01/15/19	823,459
200,000	S	Vale Overseas Ltd., 6.250%, due 01/23/17	209,123
			1,032,582
		Oil & Gas: 0.3%
2,500,000	S	Petroleos Mexicanos, 8.000%, due 05/03/19	2,906,250
			2,906,250
		Pharmaceuticals: 0.1%
300,000	S	AstraZeneca PLC, 5.900%, due 09/15/17	333,872
200,000	S	AstraZeneca PLC, 6.450%, due 09/15/37	226,030
			559,902
		Pipelines: 0.4%
2,600,000	S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	2,758,397
300,000	S	Trans-Canada Pipelines, 7.625%, due 01/15/39	370,700
			3,129,097
		Student Loan ABS: 0.3%
2,751,334	S	Access Group, Inc., 1.582%, due 10/27/25	2,832,060
			2,832,060
		Telecommunications: 1.2%
24,000	S	AT&T Corp., 7.300%, due 11/15/11	26,437
600,000	S	AT&T, Inc., 4.950%, due 01/15/13	640,579
600,000	S	AT&T, Inc., 5.500%, due 02/01/18	627,068
1,500,000	S	AT&T, Inc., 6.300%, due 01/15/38	1,528,638
2,500,000	S	BellSouth Corp., 5.200%, due 09/15/14	2,680,275
4,900,000	S	Cellco Partnership/Verizon Wireless Capital, LLC, 2.869%, due 05/20/11	5,068,340
30,000	S	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	32,241
200,000	S	Qwest Corp., 8.875%, due 03/15/12	216,000
			10,819,578

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Transportation: 0.2%
$1,600,000	S	Union Pacific Corp., 5.700%, due 08/15/18	$1,678,848
			1,678,848
Total Corporate Bonds/Notes (Cost $210,505,518)			214,300,602
	U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.4%
		Federal Home Loan Bank: 0.1%
400,000	S	1.000%, due 12/28/11	398,516
			398,516
		Federal Home Loan Mortgage Corporation##: 2.5%
2,077,790	S	0.383%, due 07/15/19-08/15/19	2,072,840
170,635	S	0.551%, due 01/25/45	119,304
500,000	S,L	1.125%, due 12/15/11	498,686
3,700,000	S	1.125%, due 06/01/11	3,713,993
303,157	S	1.832%, due 10/25/44	289,533
493,645	S	1.875%, due 03/25/24	491,377
1,505,141	S	2.032%, due 07/25/44	1,434,680
14,925	S	3.351%, due 04/01/32	15,336
20,043	S	3.500%, due 07/15/32	20,279
805,665	S	4.500%, due 06/15/17	829,145
2,155,948	S	5.000%, due 12/15/23-01/01/37	2,187,104
127,987	S	5.282%, due 09/01/35	133,074
4,000,000	W	5.500%, due 01/15/39	4,190,624
5,081,134	S	5.500%, due 03/15/17-12/01/37	5,338,047
669,465	S	6.000%, due 10/01/17-06/01/38	718,700
			22,052,722
		Federal National Mortgage Association##: 14.7%
945,211	S	0.291%, due 07/25/37	853,656
114,874	S	0.351%, due 03/25/34	103,653
876,069	S	1.627%, due 02/01/33	896,666
113,688	S	1.750%, due 04/25/24	114,656
261,801	S	1.832%, due 10/01/44	258,476
5,923	S	2.000%, due 02/01/20	5,914
1,230,239	S	2.998%, due 04/01/32-11/01/34	1,268,091
390,318	S	3.110%, due 08/01/35	397,786
11,668	S	3.297%, due 09/01/31	11,875
485,478	S	4.340%, due 02/01/35	499,570
91,708	S	4.585%, due 12/01/36	94,684
736,069	S	4.738%, due 09/01/35	761,624
500,000	W	5.000%, due 01/13/40	513,125
971,728	S	5.000%, due 06/25/27-02/01/36	989,510
496,717	S	5.019%, due 09/01/34	519,051
30,739,420	S	5.500%, due 04/01/21-06/01/38	32,301,321
12,000,000	W	6.000%, due 01/15/39	12,725,628
68,523,915	S	6.000%, due 04/01/17-03/01/39	72,735,192
1,000,000	W	6.500%, due 01/15/32	1,071,094

Principal Amount			Value
$1,961,990	S	6.500%, due 03/01/17-06/17/38	$2,115,895
593,376	S	7.500%, due 08/25/35	599,606
			128,837,073
		Government National Mortgage Association: 0.1%
30,358	S	0.633%, due 03/16/32	30,163
1,000,000	W	6.000%, due 01/15/39	1,056,719
			1,086,882
Total U.S. Government Agency Obligations (Cost $148,389,988)			152,375,193
	U.S. TREASURY OBLIGATIONS: 12.5%
		U.S. Treasury Notes: 12.5%
47,400,000	S	1.000%, due 08/31/11-09/30/11	47,426,263
4,400,000	L	1.000%, due 10/31/11	4,397,417
5,300,000		2.625%, due 12/31/14	5,286,342
2,400,000		2.750%, due 11/30/16	2,311,313
15,500,000	S	3.500%, due 02/15/39	12,700,328
9,100,000		4.250%, due 05/15/39	8,539,786
13,700,000	S	4.375%, due 02/15/38-11/15/39	13,146,447
10,900,000	S	4.500%, due 05/15/38	10,676,899
2,700,000	S	4.750%, due 02/15/37	2,759,908
1,900,000	S	5.375%, due 02/15/31	2,100,095
Total U.S. Treasury Obligations (Cost $112,431,107)			109,344,798
	ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.2%
800,000	#,S	Ally Auto Receivables Trust, 1.320%, due 03/15/12	800,736
323,699	S	Daimler Chrysler Auto Trust, 1.162%, due 07/08/11	324,055
500,000	S	Daimler Chrysler Auto Trust, 1.712%, due 09/10/12	501,465
			1,626,256
		Credit Card Asset-Backed Securities: 0.2%
700,000	S	BA Credit Card Trust, 0.813%, due 04/15/13	698,569
1,400,000	S	BA Credit Card Trust, 1.433%, due 12/16/13	1,407,021
			2,105,590
		Home Equity Asset-Backed Securities: 0.1%
605,927	S	Household Home Equity Loan Trust, 0.523%, due 01/20/34	513,465
			513,465
		Other Asset-Backed Securities: 0.3%
581,387	S	Countrywide Asset-Backed Certificates, 0.311%, due 10/25/47	529,284
2,035,232	S	Countrywide Asset-Backed Certificates, 0.411%, due 09/25/36	1,587,293

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$13,636	S	JPMorgan Mortgage Acquisition Corp., 0.281%, due 08/25/36	$13,478
361,663	S	JPMorgan Mortgage Acquisition Corp., 0.291%, due 03/25/47	261,981
58,753	S	Long Beach Mortgage Loan Trust, 0.511%, due 10/25/34	45,439
109,166	S	Morgan Stanley Capital, Inc., 0.281%, due 11/25/36	106,351
321,930	S	WAMU Asset-Backed Certificates, 0.281%, due 01/25/37	242,134
			2,785,960
Total Asset-Backed Securities (Cost $7,799,048)			7,031,271
	COLLATERALIZED MORTGAGE OBLIGATIONS: 5.0%
179,609	S	Adjustable Rate Mortgage Trust, 4.140%, due 05/25/35	168,753
446,650	S	American Home Mortgage Investment Trust, 2.231%, due 02/25/45	336,862
800,000	S	Banc of America Commercial Mortgage, Inc., 5.738%, due 05/10/45	787,642
655,683	S	Banc of America Funding Corp., 3.267%, due 05/25/35	616,993
501,067	S	Banc of America Funding Corp., 6.086%, due 01/20/47	354,174
73,551	S	Banc of America Mortgage Securities, Inc., 0.681%, due 01/25/34	69,046
420,508	S	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	385,581
199,960	S	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	196,591
1,600,000	#,S	BCRR Trust, 5.858%, due 07/17/40	1,455,205
2,020,634	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.181%, due 03/25/35	1,811,634
3,308,421	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.940%, due 03/25/35	2,898,591
728,191	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.718%, due 11/25/34	616,680
135,884		Bear Stearns Adjustable Rate Mortgage Trust, 5.429%, due 02/25/36	111,977
365,295	S	Bear Stearns Alternative-A Trust, 5.310%, due 05/25/35	253,200

Principal Amount			Value
$220,745	S	Bear Stearns Alternative-A Trust, 5.378%, due 09/25/35	$147,933
638,491	S	Bear Stearns Alternative-A Trust, 5.618%, due 11/25/36	370,086
100,000	S	Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	86,528
300,000	S	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45	284,507
577,662	S	Bear Stearns Structured Products, Inc., 5.626%, due 01/26/36	333,676
373,927	S	Bear Stearns Structured Products, Inc., 5.673%, due 12/26/46	211,864
646,815	S	Citigroup Mortgage Loan Trust, Inc., 4.641%, due 08/25/35	514,612
900,000	S	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	770,244
190,336	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 03/25/35	115,937
1,000,610	#,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.571%, due 06/25/35	881,771
518,339	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.510%, due 11/25/34	420,399
917,943	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.701%, due 02/20/35	753,050
2,385,382	#,S	Credit Suisse Mortgage Capital Certificates, 0.463%, due 10/15/21	2,141,798
100,000	S	Credit Suisse Mortgage Capital Certificates, 5.658%, due 03/15/39	86,605
2,300,000	S	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	1,841,075
179,079	S	Downey Savings & Loan Association Mortgage Loan Trust, 2.675%, due 07/19/44	118,260
309,300	S	First Horizon Mortgage Pass-through Trust, 5.377%, due 08/25/35	267,024
128,891	S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	127,262
331,115	S	Greenpoint Mortgage Pass-through Certificates, 3.829%, due 10/25/33	244,882

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$100,000	S	Greenwich Capital Commercial Funding Corp., 4.799%, due 08/10/42	$96,685
600,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	531,477
700,451	#,S	GS Mortgage Securities Corp. II, 0.323%, due 03/06/20	666,693
661,506	S	GSR Mortgage Loan Trust, 3.336%, due 09/25/35	574,359
71,370	S	GSR Mortgage Loan Trust, 3.726%, due 06/25/34	61,085
3,464	S	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	3,459
232,069	S	Harborview Mortgage Loan Trust, 0.453%, due 05/19/35	120,274
453,319	S	Harborview Mortgage Loan Trust, 5.099%, due 07/19/35	315,110
257,671	S	Indymac Index Mortgage Loan Trust, 2.965%, due 12/25/34	178,138
800,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	695,647
2,600,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	2,199,546
4,300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	3,755,945
300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51	260,530
1,169,039	S	JPMorgan Mortgage Trust, 3.965%, due 07/25/35	1,075,765
345,271	S	JPMorgan Mortgage Trust, 5.022%, due 02/25/35	317,614
257,917	S	Merrill Lynch Mortgage Investors Trust, 0.441%, due 02/25/36	176,978
344,115	S	Merrill Lynch Mortgage Investors Trust, 3.402%, due 05/25/33	300,541
300,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51	244,806
210,335	S	MLCC Mortgage Investors, Inc., 0.481%, due 11/25/35	156,344
125,153	S	MLCC Mortgage Investors, Inc., 1.231%, due 10/25/35	95,673
100,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	85,458

Principal Amount			Value
$4,700,000	S	Morgan Stanley Capital I, 6.076%, due 06/11/49	$4,201,146
248,358	S	RAAC Series, 5.000%, due 09/25/34	243,930
111,870	S	Residential Accredit Loans, Inc., 0.631%, due 03/25/33	95,185
98,976	S	Residential Asset Securitization Trust, 0.631%, due 05/25/33	86,432
14,774	S	Residential Funding Mortgage Securities I, 6.500%, due 03/25/32	14,806
194,686	S	Sequoia Mortgage Trust, 0.583%, due 07/20/33	140,383
470,698	S	Sequoia Mortgage Trust, 3.068%, due 04/20/35	420,574
226,925	S	SLM Student Loan Trust, 0.272%, due 10/27/14	226,744
194,274	S	SLM Student Loan Trust, 0.582%, due 01/25/15	194,103
234,646	S	Structured Adjustable Rate Mortgage Loan Trust, 5.245%, due 08/25/35	163,052
535,268	S	Structured Asset Mortgage Investments, Inc., 0.483%, due 07/19/35	403,721
277,037	#,S	Structured Asset Securities Corp., 3.716%, due 10/25/35	227,986
1,121,966	S	Thornburg Mortgage Securities Trust, 0.351%, due 10/25/46	1,100,697
824,179	#,S	Wachovia Bank Commercial Mortgage Trust, 0.313%, due 06/15/20	690,292
400,000	S	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	322,013
173,731	S	Washington Mutual Mortgage Pass-through Certificates, 0.541%, due 01/25/45	132,421
394,803	S	Washington Mutual Mortgage Pass-through Certificates, 0.771%, due 12/25/27	297,063
22,895	S	Washington Mutual Mortgage Pass-through Certificates, 1.944%, due 08/25/42	16,856
52,555	S	Washington Mutual Mortgage Pass-through Certificates, 2.509%, due 02/27/34	42,578
998,673	S	Washington Mutual Mortgage Pass-through Certificates, 2.759%, due 07/25/46	551,082
1,096,921	S	Washington Mutual Mortgage Pass-through Certificates, 2.759%, due 08/25/46	647,776

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$844,852	S	Wells Fargo Mortgage-Backed Securities Trust, 3.108%, due 12/25/34	$771,618
386,297	S	Wells Fargo Mortgage-Backed Securities Trust, 3.239%, due 05/25/35	325,604
587,730	S	Wells Fargo Mortgage-Backed Securities Trust, 4.957%, due 01/25/35	537,840
296,420	S	Wells Fargo Mortgage-Backed Securities Trust, 5.506%, due 08/25/36	288,183
Total Collateralized Mortgage Obligations (Cost $49,721,454)			43,834,654
	MUNICIPAL BONDS: 0.9%
		California: 0.2%
450,000	S	Orange County Sanitation District, 9.100%, due 02/01/33	470,079
400,000	S	State of California, 5.650%, due 04/01/39	413,636
500,000	S	State of California, 7.500%, due 04/01/34	489,005
500,000	S	State of California, 7.550%, due 04/01/39	491,240
			1,863,960
		Florida: 0.2%
1,500,000	S	Florida State Board of Governors, 5.250%, due 07/01/19	1,698,000
			1,698,000
		Illinois: 0.2%
1,400,000	S	Chicago Transit Authority, 6.899%, due 12/01/40	1,461,894
100,000	S	Chicago Transit Authority, 6.300%, due 12/01/21	104,108
			1,566,002
		Nebraska: 0.1%
500,000	S	Public Power Generation Agency, 7.242%, due 01/01/41	484,110
			484,110
		New York: 0.0%
100,000	S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	91,967
200,000	S	Tobacco Settlement Financing Corp., 6.250%, due 06/01/42	185,660
			277,627

Principal Amount				Value
			Ohio: 0.0%
	$400,000	S	Buckeye Tobacco Settlement Financing Authority, 5.875%, due 06/01/30	$339,952
				339,952
			Washington: 0.2%
	2,080,000	S,Z	State of Washington, 3.230%, due 06/01/16	1,718,226
				1,718,226
			Wisconsin: 0.0%
	125,000	S	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	135,413
				135,413
Total Municipal Bonds (Cost $7,742,992)				8,083,290
		OTHER BONDS: 1.4%
			Foreign Government Bonds: 1.4%
	600,000	#,S	Export-Import Bank of China, 4.875%, due 07/21/15	640,195
	566,667		Federative Republic of Brazil, 8.000%, due 01/15/18	649,400
BRL	2,000,000		Federative Republic of Brazil, 10.250%, due 01/10/28	1,154,509
	$900,000		Federative Republic of Brazil, 12.500%, due 01/05/22	577,685
	600,000	S	Mexico Government International Bond, 6.050%, due 01/11/40	579,780
	5,000,000	S	Mexico Government International Bond, 8.125%, due 12/30/19	6,081,780
	250,000		Panama Government International Bond, 8.875%, due 09/30/27	326,250
	71,000		Panama Government International Bond, 9.375%, due 04/01/29	94,785
	1,000,000	#,S	Societe Financement de l'Economie Francaise, 0.484%, due 07/16/12	999,254
EUR	700,000		Societe Financement de l'Economie Francaise, 2.125%, due 05/20/12	1,013,767
	$200,000	#,S	Societe Financement de l'Economie Francaise, 3.375%, due 05/05/14	204,096
Total Other Bonds (Cost $11,436,941)				12,321,501

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
	COMMON STOCK: 0.0%
		Diversified Financial Services: 0.0%
4,519	@	CIT Group, Inc.	$124,770
Total Common Stock (Cost $49,019)			124,770
	PREFERRED STOCK: 0.5%
		Auto Manufacturers: 0.0%
60,000	P,S	General Motors Corp.	345,750
			345,750
		Banks: 0.4%
3,400	S	Wells Fargo & Co.	3,121,200
			3,121,200
		Insurance: 0.1%
77,500	S	American International Group, Inc.	878,075
			878,075
Total Preferred Stock (Cost $2,983,286)			4,345,025
Notional Amount			Value
	POSITIONS IN PURCHASED OPTIONS: 0.0%
		Foreign Currency Options: 0.0%
$3,000,000	I	Call Option OTC - Credit Suisse, London USD vs JPY Strike @ 104 (JPY) - Exp 03/17/10	$6,483
3,000,000	I	Put Option OTC - Credit Suisse, London USD vs JPY Strike @ 104 (JPY) - Exp 03/17/10	361,377
Total Positions in Purchased Options (Cost $255,570)			367,860
Total Long-Term Investments (Cost $551,314,923)			552,128,964
Principal Amount			Value
	SHORT-TERM INVESTMENTS: 37.8%
	U.S. Government Agency Obligations: 36.0%
$119,000	Z	Fannie Mae, 0.010%, due 02/23/10	$118,998
900,000	L,Z	Fannie Mae, 0.010%, due 02/24/10	899,987
1,600,000	Z	Fannie Mae, 0.030%, due 02/17/10	1,599,940
6,000,000	Z	Fannie Mae, 0.040%, due 01/13/10	5,999,924
3,700,000	Z	Fannie Mae, 0.040%, due 02/01/10	3,699,881
2,800,000	Z	Fannie Mae, 0.040%, due 03/10/10	2,799,798
1,500,000	S,Z	Fannie Mae, 0.040%, due 03/15/10	1,499,883

Principal Amount			Value
$17,381,000	S,Z	Fannie Mae, 0.040%, due 03/17/10	$17,379,610
2,000,000	Z	Fannie Mae, 0.050%, due 02/04/10	1,999,903
34,300,000	S,Z	Fannie Mae, 0.090%, due 04/19/10	34,290,979
1,000,000	S,Z	Fannie Mae, 0.110%, due 05/05/10	999,630
200,000	Z	Federal Home Loan Bank, 0.010%, due 02/24/10	199,997
8,700,000	Z	Federal Home Loan Bank, 0.030%, due 02/17/10	8,699,672
13,600,000	Z	Federal Home Loan Bank, 0.040%, due 01/08/10	13,599,885
21,300,000	Z	Federal Home Loan Bank, 0.040%, due 01/13/10	21,299,692
3,000,000	Z	Federal Home Loan Bank, 0.040%, due 02/03/10	2,999,880
500,000	Z	Federal Home Loan Bank, 0.040%, due 03/03/10	499,968
30,000,000	S,Z	Federal Home Loan Bank, 0.026%, due 01/27/10	30,000,301
700,000	Z	Freddie Mac, 0.026%, due 01/27/10	699,969
3,500,000	S,Z	Freddie Mac, 0.030%, due 02/16/10	3,499,865
64,700,000	S,Z	Freddie Mac, 0.040%, due 02/03/10	64,697,403
2,800,000	S,Z	Freddie Mac, 0.040%, due 03/05/10	2,799,812
8,500,000	S,Z	Freddie Mac, 0.040%, due 03/09/10	8,499,397
3,400,000	S,Z	Freddie Mac, 0.040%, due 03/16/10	3,399,731
1,200,000	Z	Freddie Mac, 0.040%, due 03/17/10	1,199,904
900,000	S,Z	Freddie Mac, 0.040%, due 03/22/10	899,923
8,100,000	S,Z	Freddie Mac, 0.040%, due 03/24/10	8,099,287
3,600,000	Z	Freddie Mac, 0.060%, due 02/19/10	3,599,700
5,500,000	Z	Freddie Mac, 0.090%, due 04/01/10	5,498,801
1,300,000	S,Z	Freddie Mac, 0.090%, due 04/06/10	1,299,701
21,600,000	S,Z	Freddie Mac, 0.090%, due 04/12/10	21,594,708
37,080,000	S,Z	Freddie Mac, 0.090%, due 04/19/10	37,070,248
400,000	S,Z	Freddie Mac, 0.110%, due 05/03/10	399,854
3,400,000	S,Z	Freddie Mac, 0.110%, due 05/04/10	3,398,752
Total U.S. Government Agency Obligations (Cost $315,204,066)			315,244,983
		U.S. Treasury Bills: 0.7%
5,900,000	S,L	0.030%, due 03/11/10	5,899,622
300,000		0.050%, due 04/01/10	299,964
Total U.S. Treasury Bills (Cost $6,199,570)			6,199,586

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Securities Lending Collateralcc: 1.1%
$9,143,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$9,143,000
221,484	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	177,187
Total Securities Lending Collateral (Cost $9,364,484)			9,320,187
Total Short-Term Investments (Cost $330,768,120)			330,764,756

Total Investments in Securities (Cost $882,083,043)*	100.8%	$882,893,720
Other Assets and Liabilities - Net	(0.8)	(6,643,350)
Net Assets	100.0%	$876,250,370

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may   not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

^^  Structured Product

BRL  Brazilian Real

DKK  Danish Krone

EUR  EU Euro

GBP  British Pound

*  Cost for federal income tax purposes is $882,125,706.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,789,240
Gross Unrealized Depreciation	(18,021,226)
Net Unrealized Appreciation	$768,014

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$124,770	$—	$—	$124,770
Preferred Stock	—	4,345,025	—	4,345,025
Positions In Purchased Options	—	367,860	—	367,860
Corporate Bonds/Notes	1,089,405	213,211,197	—	214,300,602
U.S. Government Agency Obligations	—	152,375,193	—	152,375,193
U.S. Treasury Obligations	10,676,899	98,667,899	—	109,344,798
Asset-Backed Securities	—	7,031,271	—	7,031,271
Collateralized Mortgage Obligations	—	43,834,654	—	43,834,654
Municipal Bonds	—	8,083,290	—	8,083,290
Other Bonds	—	11,322,247	999,254	12,321,501
Short-Term Investments	9,143,000	321,444,569	177,187	330,764,756
Total Investments, at value	$21,034,074	$860,683,205	$1,176,441	$882,893,720
Other Financial Instruments+:
Forward foreign currency contracts	—	928,518	—	928,518
Futures	2,277,713	—	—	2,277,713
Swaps, at value	—	636,217	72,803	709,020
Total Assets	$23,311,787	$862,247,940	$1,249,244	$886,808,971

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(173,872)	$—	$(173,872)
Futures	(1,256,621)	—	—	(1,256,621)
Swaps, at value	—	(265,758)	—	(265,758)
Written options	(221,189)	(1,514,489)	—	(1,735,678)
Sales commitments	—	(8,377,345)	—	(8,377,345)
Total Liabilities	$(1,477,810)	$(10,331,464)	$—	$(11,809,274)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Corporate Bonds/ Notes	$1,053,447	$—	$—	$—	$—	$—	$—	$—	$—	$(1,053,447)	$—
Other Bonds	399,250	1,000,000	—	—	—	—	—	(746)	—	(399,250)	999,254
Structured Products	—	—	—	—	—	—	—	—	—	—	—
Short-Term Investments	—	—	—	—	—	—	—	—	177,187	—	177,187
Total Investments, at value	$1,452,697	$1,000,000	$—	$—	$—	$—	$—	$(746)	$177,187	$(1,452,697)	$1,176,441
Other Financial Instruments+:
Swaps, at value	1,354	—	—	—	(4,761)	—	(100,367)	184,175	—	(7,598)	72,803
Total Assets	$1,454,051	$1,000,000	$—	$—	$(4,761)	$—	$(100,367)	$183,429	$177,187	$(1,460,295)	$1,249,244
Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(1,250,823)	$(196,771)	$—	$—	$1,837,759	$—	$(1,640,988)	$1,250,823	$—	$—	$—
Written options	51,829	—	—	—	(70,765)	—	70,765	(51,829)	—	—	—
Total Liabilities	$(1,198,994)	$(196,771)	$—	$—	$1,766,994	$—	$(1,570,223)	$1,198,994	$—	$—	$—

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $121,519.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, written options, and sales commitments. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps, written options, and sales commitments are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	8	03/15/10	$2,845,162	$29,114
90-Day Eurodollar	539	03/15/10	134,271,638	1,471,069
90-Day Eurodollar	776	06/14/10	192,680,800	530,353
90-Day Eurodollar	25	09/13/10	6,181,250	66,830
90-Day Eurodollar	64	12/13/10	15,755,200	88,925
90-Day Sterling	8	03/17/10	1,604,212	20,648
90-Day Sterling	16	06/16/10	3,198,088	35,232
Euro-Bund	36	03/08/10	6,254,340	(96,783)
Euro-Bobl 5-Year	263	03/08/10	43,606,491	(324,867)
90-Day Sterling	16	09/15/10	3,182,905	29,897
90-Day Sterling	5	12/15/10	989,106	5,645
U.S. Treasury 2-Year Note	289	03/31/10	62,500,764	(290,444)
U.S. Treasury 10-Year Note	197	03/22/10	22,744,267	(544,527)
			$495,814,223	$1,021,092

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar			USD
AUD 1,091,000	BUY	1/11/10	1,011,575	978,867	$(32,708)
Brazilian Real BRL 4,483,531	BUY	2/2/10	2,330,318	2,556,787	226,469
Canadian Dollar CAD 793,000	BUY	1/21/10	744,945	758,250	13,305
Chinese Yuan CNY 2,670,200	BUY	3/29/10	395,000	391,475	(3,525)
Chinese Yuan CNY 872,685	BUY	3/29/10	129,000	127,943	(1,057)
Chinese Yuan CNY 1,332,705	BUY	3/29/10	197,000	195,386	(1,614)
Chinese Yuan CNY 432,960	BUY	3/29/10	64,000	63,476	(524)
Chinese Yuan CNY 871,137	BUY	3/29/10	129,000	127,716	(1,284)
Chinese Yuan CNY 523,998	BUY	3/29/10	77,400	76,823	(577)
Chinese Yuan CNY 349,177	BUY	3/29/10	51,600	51,192	(408)
Chinese Yuan CNY 1,935,150	BUY	8/25/10	285,000	284,142	(858)
Chinese Yuan CNY 190,260	BUY	8/25/10	28,000	27,936	(64)
Chinese Yuan CNY 414,617	BUY	8/25/10	61,000	60,879	(121)
Chinese Yuan CNY 978,984	BUY	8/25/10	144,000	143,746	(254)
Chinese Yuan CNY 616,646	BUY	8/25/10	90,750	90,543	(207)
Chinese Yuan CNY 616,828	BUY	8/25/10	90,750	90,570	(180)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan			USD
CNY 616,737	BUY	8/25/10	90,750	90,557	$(193)
Chinese Yuan CNY 616,737	BUY	8/25/10	90,750	90,557	(193)
Chinese Yuan CNY 6,670,000	BUY	8/25/10	1,000,000	979,370	(20,630)
Chinese Yuan CNY 6,638,340	BUY	8/25/10	996,000	974,721	(21,279)
Chinese Yuan CNY 6,665,000	BUY	8/25/10	1,000,000	978,636	(21,364)
Chinese Yuan CNY 6,668,500	BUY	8/25/10	1,000,000	979,150	(20,850)
Chinese Yuan CNY 331,900	BUY	11/17/10	50,000	48,734	(1,266)
Chinese Yuan CNY 1,326,700	BUY	11/17/10	200,000	194,802	(5,198)
Chinese Yuan CNY 1,300,068	BUY	11/17/10	196,000	190,892	(5,108)
Chinese Yuan CNY 674,832	BUY	11/17/10	102,000	99,087	(2,913)
Chinese Yuan CNY 675,036	BUY	11/17/10	102,000	99,117	(2,883)
Chinese Yuan CNY 1,078,734	BUY	11/17/10	163,000	158,393	(4,607)
Chinese Yuan CNY 700,961	BUY	11/17/10	105,917	102,924	(2,993)
Chinese Yuan CNY 477,324	BUY	11/23/10	72,000	70,086	(1,914)
Chinese Yuan CNY 338,589	BUY	11/23/10	51,000	49,716	(1,284)
Danish Krone DKK 2,484,000	BUY	1/27/10	484,399	478,367	(6,032)
British Pound GBP 1,000,000	BUY	1/13/10	1,593,489	1,615,071	21,582
British Pound GBP 215,000	BUY	1/13/10	343,998	347,240	3,242
Indonesian Rupiah IDR 1,017,000,000	BUY	10/7/10	100,000	104,147	4,147
Indonesian Rupiah IDR 3,657,780,000	BUY	10/7/10	360,000	374,581	14,581
Indonesian Rupiah IDR 1,688,661,000	BUY	10/7/10	170,000	172,930	2,930
Indonesian Rupiah IDR 3,012,855,000	BUY	10/7/10	300,000	308,536	8,536
South Korean Won KRW 564,624,000	BUY	2/11/10	480,000	484,251	4,251
South Korean Won KRW 164,668,000	BUY	2/11/10	140,000	141,228	1,228
South Korean Won KRW 352,980,000	BUY	2/11/10	300,000	302,734	2,734
South Korean Won KRW 39,806,000	BUY	2/11/10	33,740	34,140	400
South Korean Won KRW 39,906,000	BUY	2/11/10	33,796	34,225	429
South Korean Won KRW 23,000,000	BUY	7/28/10	19,409	19,600	191
South Korean Won KRW 22,586,628	BUY	7/28/10	18,928	19,248	320

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
South Korean Won			USD
KRW 22,540,716	BUY	7/28/10	19,106	19,209	$103
South Korean Won KRW 37,474,000	BUY	7/28/10	31,686	31,934	248
South Korean Won KRW 1,465,500,000	BUY	8/27/10	1,229,756	1,248,855	19,099
South Korean Won KRW 89,697,000	BUY	8/27/10	76,189	76,437	248
South Korean Won KRW 40,338,000	BUY	11/12/10	34,453	34,375	(78)
South Korean Won KRW 22,050,656	BUY	11/12/10	18,883	18,791	(92)
Mexican Peso MXN 58,026	BUY	4/22/10	4,383	4,376	(7)
Malaysian Ringgit MYR 1,311,494	BUY	2/12/10	380,000	382,339	2,339
Malaysian Ringgit MYR 107,000	BUY	2/12/10	31,822	31,194	(628)
Malaysian Ringgit MYR 109,000	BUY	2/12/10	32,268	31,777	(491)
Malaysian Ringgit MYR 108,804	BUY	2/12/10	32,063	31,720	(343)
Malaysian Ringgit MYR 108,804	BUY	2/12/10	32,191	31,720	(471)
Malaysian Ringgit MYR 109,297	BUY	2/12/10	31,786	31,863	77
Malaysian Ringgit MYR 185,467	BUY	2/12/10	54,225	54,069	(156)
Malaysian Ringgit MYR 137,300	BUY	2/12/10	40,083	40,027	(56)
Malaysian Ringgit MYR 938,790	BUY	6/14/10	270,000	272,385	2,385
Malaysian Ringgit MYR 973,420	BUY	6/14/10	280,000	282,433	2,433
Malaysian Ringgit MYR 87,428	BUY	6/14/10	25,511	25,367	(144)
Singapore Dollar SGD 70,000	BUY	2/11/10	50,427	49,801	(626)
Singapore Dollar SGD 72,000	BUY	3/17/10	51,732	51,208	(524)
Singapore Dollar SGD 94,435	BUY	3/17/10	68,000	67,165	(835)
Singapore Dollar SGD 38,170	BUY	3/17/10	27,439	27,147	(292)
Singapore Dollar SGD 118,000	BUY	6/16/10	85,097	83,874	(1,223)
Taiwan New Dollar TWD 2,797,149	BUY	6/10/10	88,141	90,175	2,034
Taiwan New Dollar TWD 2,543,600	BUY	6/10/10	79,972	82,001	2,029
Taiwan New Dollar TWD 2,479,000	BUY	10/12/10	79,025	80,110	1,085
Taiwan New Dollar TWD 180,371	BUY	10/12/10	5,803	5,829	26
Taiwan New Dollar TWD 897,000	BUY	10/12/10	28,681	28,987	306
					$168,703

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan			USD
CNY 488,412	SELL	3/29/10	72,000	71,606	$394
Chinese Yuan CNY 346,137	SELL	3/29/10	51,000	50,747	253
Chinese Yuan CNY 339,350	SELL	3/29/10	50,000	49,752	248
Chinese Yuan CNY 1,357,100	SELL	3/29/10	200,000	198,963	1,037
Chinese Yuan CNY 1,330,644	SELL	3/29/10	196,000	195,084	916
Chinese Yuan CNY 691,968	SELL	3/29/10	102,000	101,449	551
Chinese Yuan CNY 692,172	SELL	3/29/10	102,000	101,479	521
Chinese Yuan CNY 1,106,118	SELL	3/29/10	163,000	162,167	833
Chinese Yuan CNY 700,961	SELL	3/29/10	103,295	102,767	528
EU Euro EUR 300,000	SELL	1/26/10	435,624	430,054	5,570
EU Euro EUR 850,000	SELL	1/26/10	1,212,667	1,218,485	(5,818)
EU Euro EUR 300,000	SELL	1/26/10	430,767	430,054	713
EU Euro EUR 3,334,000	SELL	2/18/10	4,947,924	4,779,138	168,786
EU Euro EUR 5,550,000	SELL	3/17/10	8,061,681	7,955,263	106,418
British Pound GBP 2,459,000	SELL	1/13/10	4,089,711	3,971,461	118,250
Japanese Yen JPY 128,724,000	SELL	1/14/10	1,458,328	1,382,227	76,101
Japanese Yen JPY 270,260,000	SELL	1/25/10	3,012,841	2,902,199	110,642
					$585,943
The following sales commitment were held by ING PIMCO Total Return Portfolio at December 31, 2009:

Principal Amount		Description	Market Value
$(2,000,000	) W	Federal National Mortgage
		Association, 5.500%, due 02/15/33	$(2,086,876)
(5,000,000	) W	Federal National Mortgage Association, 5.500%, due 01/25/39	(5,234,375)
(1,000,000	) W	Federal National Mortgage Association, 6.000%, due 02/25/39	(1,056,094)
Total sales commitments (Cost $8,443,789)			$(8,377,345)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2009:
Options on Exchange-Traded Futures Contracts
Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts/ Notional Amount	Premium Received	Value
Put Option CBOT US Treasury 10-Year Note Future 03/10	USD	116.00	02/19/10	89	$54,685	$(127,938)
Put Option CBOT US Treasury 10-Year Note Future 03/10	USD	115.00	02/19/10	199	117,327	(192,781)
Put Option CBOT US Treasury 10-Year Note Future 03/10	USD	114.00	02/19/10	4	2,365	(2,438)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	121.00	02/19/10	64	21,127	(1,000)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	120.00	02/19/10	206	110,991	(9,657)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	119.00	02/19/10	110	25,488	(13,750)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	117.50	02/19/10	4	1,805	(1,500)
Put Option EUX Euro-Bund Future 03/10	EUR	121.00	02/26/10	6	3,227	(8,687)
Call Option EUX Euro-Bund Future 03/10	EUR	125.00	02/26/10	6	5,077	(1,032)
Foreign Currency Options
Call Option OTC - Citi Bank N.A., New York JPY/USD Currency Option 02/10 I	JPY	95.00	02/19/10	1,300,000	11,505	(15,370)
Put Option OTC - Citi Bank N.A., New York JPY/USD Currency Option 02/10 I	JPY	88.00	02/19/10	1,300,000	9,035	(5,810)
					$362,632	$(379,963)
Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premium Received	Value
Call OTC Swaption	Barclays Bank PLC	6-month EUR-EURIBOR	Receive	2.500%	02/17/10	EUR	1,400,000	$4,317	$(515)
Call OTC Swaption	BNP Paribas Paris SA	3-month USD-LIBOR	Receive	4.000%	04/19/10	USD	9,300,000	73,563	(99,520)
Call OTC Swaption	BNP Paribas Paris SA	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	9,300,000	16,740	(7,166)
Call OTC Swaption	BNP Paribas Paris SA	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	1,200,000	10,920	(2,035)
Call OTC Swaption	Citibank N.A., New York	3-month USD-LIBOR	Receive	3.250%	02/17/10	USD	1,600,000	3,280	(436)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	900,000	4,125	(675)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	7,500,000	78,510	(12,722)
Call OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	300,000	1,290	(225)
Call OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	14,100,000	143,933	(23,917)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	3.250%	02/17/10	USD	29,900,000	99,900	(8,141)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	1,200,000	10,800	(2,035)
Call OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	1,000,000	9,875	(1,696)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	500,000	7,920	(9,332)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	28,000,000	294,000	(35,241)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	3,000,000	24,233	(5,387)
Put OTC Swaption	BNP Paribas	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	1,200,000	19,560	(22,397)
Put OTC Swaption	Citibank N.A., New York	3-month USD-LIBOR	Pay	4.000%	02/17/10	USD	1,600,000	13,440	(26,039)
Put OTC Swaption	Citibank N.A., New York	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	4,000,000	98,400	(74,656)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	7,500,000	174,825	(139,981)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	300,000	3,690	(3,182)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	5.800%	06/28/10	USD	8,000,000	45,200	(2,894)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	300,000	2,610	(3,182)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	1,100,000	5,455	(4,181)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	14,000,000	218,465	(261,297)
Put OTC Swaption	Deutsche Bank AG, New York	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	3,000,000	32,323	(5,387)
Put OTC Swaption	Deutsche Bank AG, New York	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	1,000,000	7,839	(1,927)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premium Received	Value
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	4.000%	02/17/10	USD	23,900,000	$239,000	$(388,952)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	1,100,000	10,450	(4,181)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	3,000,000	47,400	(55,992)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	15,000,000	160,500	(18,879)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	10.000%	07/10/12	USD	4,900,000	29,523	(16,080)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	1,900,000	19,970	(35,462)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	3,000,000	30,975	(11,402)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	8,000,000	61,000	(32,317)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	2,000,000	16,347	(3,592)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	18,000,000	137,856	(34,692)
								$2,158,234	$(1,355,715)

ING PIMCO Total Return Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2009:

	Termination Date	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Deutsche Bank AG Frankfurt AM Main	06/16/15	EUR	15,800,000	$6,763	$(168)	$6,931
Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Goldman Sachs Bank USA	06/16/15	EUR	11,900,000	5,094	18,384	(13,290)
Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Barclays Bank PLC	06/16/15	EUR	11,400,000	4,880	36,701	(31,821)
Receive a fixed rate equal to 10.835% and pay a floating rate based on Brazil Interbank Deposit Rate Counterparty: Goldman Sachs Bank USA	01/02/12	BRL	11,100,000	(33,162)	8,575	(41,737)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: UBS AG	09/15/12	AUD	6,300,000	33,869	—	33,869
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	12/16/14	USD	100,000	5,423	1,982	3,441
Receive a fixed rate equal to 12.670% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services, Inc.	01/04/10	BRL	1,200,000	19,240	(251)	19,491
Receive a fixed rate equal to 12.410% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/04/10	BRL	1,200,000	18,765	(310)	19,075
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	09/15/10	GBP	900,000	40,583	(7,322)	47,905
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: Deutsche Bank AG, Frankfurt	06/15/11	AUD	800,000	(4,620)	1,351	(5,971)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG	06/15/11	AUD	9,100,000	(52,558)	2,986	(55,544)
Receive a fixed rate equal to 10.600% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC, London	01/02/12	BRL	1,500,000	(8,814)	—	(8,814)
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA, N.A.	01/02/12	BRL	1,400,000	(8,062)	—	(8,062)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Termination Date	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	2,100,000	$19,483	$—	$19,483
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	2,900,000	50,569	(10,767)	61,336
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	400,000	17,494	1,047	16,447
Receive a fixed rate equal to 10.575% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/02/12	BRL	2,500,000	(41,656)	(20,300)	(21,356)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: BNP Paribas	03/18/14	EUR	900,000	102,759	(10,599)	113,358
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	09/12/16	MXN	5,700,000	22,437	—	22,437
				$198,487	$21,309	$177,178

ING PIMCO Total Return Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	94,000	$(646)	$10,967	$(11,613)
							$(646)	$10,967	$(11,613)

Credit Default Swaps on Credit Indices - Sell Protection(4)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	I	CDX.EM.12 Index	Sell	5.000	12/20/14	USD	1,000,000	$106,049	$98,576	$7,473
Citibank N.A., New York	I	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401	06/20/12	USD	962,940	797	—	797
Deutsche Bank AG		CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.708	12/20/12	USD	2,893,497	49,153	—	49,153
Goldman Sachs International		CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	10,515	—	10,515
Deutsche Bank AG		CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	12,338	—	12,338
								$178,852	$98,576	$80,276

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/09 (%)(5)	Notional Amount(2)		Market Value(3)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG		American International Group
		6.250%, 05/01/36	Sell	5.000	12/20/13	5.77	USD	1,000,000	$(25,528)	$(72,255)	$46,727
Goldman Sachs International		Ford Motor Credit Co. 7.000%, 10/01/13	Sell	3.850	09/20/12	3.69	USD	100,000	402	—	402
Barclays Bank PLC, London		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	1.600	12/20/12	2.26	USD	1,300,000	(24,167)	—	(24,167)
Morgan Stanley & Co. International		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	2.29	USD	500,000	(1,629)	—	(1,629)
Morgan Stanley Capital Services Inc.		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.480	02/20/13	2.29	USD	2,300,000	13,022	—	13,022
BNP Paribas		General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	1.59	USD	600,000	68,980	—	68,980
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/10	0.68	USD	400,000	8,179	(446)	8,625
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/11	1.31	USD	1,000,000	53,872	(34,163)	88,035
Citibank N.A., New York		General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	1.59	USD	300,000	30,332	—	30,332
Morgan Stanley Capital Services Inc.		General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	09/20/11	1.37	USD	1,000,000	(6,223)	(14,250)	8,027
Barclays Bank PLC		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	1.26	USD	1,200,000	(9,303)	—	(9,303)
Barclays Bank PLC		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	1.54	USD	1,200,000	(30,840)	—	(30,840)
Citibank N.A., New York		General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.050	03/20/10	0.69	USD	600,000	473	—	473
Deutsche Bank AG		General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.500	09/20/11	1.39	USD	200,000	383	—	383
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	3.200	09/20/12	4.04	USD	200,000	(4,050)	—	(4,050)
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	4.000	09/20/12	4.04	USD	1,900,000	(1,909)	—	(1,909)
Deutsche Bank AG		Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	1.61	USD	600,000	(12,591)	—	(12,591)
Citibank N.A., New York		SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	4.68	USD	700,000	3,445	—	3,445
BNP Paribas SA	I	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	100,000	930	741	189
Deutsche Bank AG	I	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	200,000	1,861	1,390	471
Morgan Stanley Capital Services Inc.	I	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	100,000	930	741	189
									$66,569	$(118,242)	$184,811

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$367,860
Interest rate contracts	Net Assets — Unrealized appreciation**	2,277,713
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	928,518
Credit contracts	Swaps, at value	361,661
Interest rate contracts	Swaps, at value	347,359
Total Asset Derivatives		$4,283,111
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation**	$1,256,621
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	173,872
Credit contracts	Swaps, at value	116,886
Interest rate contracts	Swaps, at value	148,872
Foreign exchange contracts	Written options	21,180
Interest rate contracts	Written options	1,714,498
Total Liability Derivatives		$3,431,929

*  Includes purchased options

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written Options	Total
Foreign exchange contracts	$—	$(2,493,909)	$—	$—	$19,980	$(2,473,929)
Interest rate contracts	(229,106)	—	14,769,437	(6,715,782)	(673,627)	7,150,922
Credit contracts	—	—	—	(3,075,244)	—	(3,075,244)
Total	$(229,106)	$(2,493,909)	$14,769,437	$(9,791,026)	$(653,647)	$1,601,749
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written Options	Total
Foreign exchange contracts	$(151,602)	$2,303,273	$—	$—	$(640)	$2,151,031
Interest rate contracts	(2,895,673)	—	(12,554,179)	18,196,058	3,785,245	6,531,451
Credit contracts	—	—	—	3,225,378	—	3,225,378
Total	$(3,047,275)	$2,303,273	$(12,554,179)	$21,421,436	$3,784,605	$11,907,860

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 16.4%
		Aerospace/Defense: 0.7%
27,300	@	BE Aerospace, Inc.	$641,550
			641,550
		Agriculture: 0.2%
43,400	@	Alliance One International, Inc.	211,792
			211,792
		Auto Parts & Equipment: 1.4%
11,035	@	Lear Corp.	746,407
10,190		Lear Corp. (Equity Uncovered European Call Warrant, Issuer: Lear Corp.)	644,008
			1,390,415
		Biotechnology: 0.6%
6,392	@	Bio-Rad Laboratories, Inc.	616,572
			616,572
		Building Materials: 0.5%
6,900		Lennox International, Inc.	269,376
5,600		Texas Industries, Inc.	195,944
			465,320
		Chemicals: 2.7%
2,971		FMC Corp.	165,663
139,439	@	Georgia Gulf Corp.	2,423,450
			2,589,113
		Commercial Services: 0.4%
41,717		Service Corp. International	341,662
			341,662
		Computers: 0.2%
3,000	@	Research In Motion Ltd.	202,620
			202,620
		Diversified Financial Services: 0.2%
6,381		Legg Mason, Inc.	192,451
			192,451
		Electric: 0.9%
26,402	@	NRG Energy, Inc.	623,351
5,800		Public Service Enterprise Group, Inc.	192,850
			816,201
		Electrical Components & Equipment: 0.1%
4,100	@	General Cable Corp.	120,622
			120,622
		Electronics: 1.8%
7,708	@	Itron, Inc.	520,830
11,700	@	Thermo Fisher Scientific, Inc.	557,973
9,664		Tyco Electronics Ltd.	237,251
6,000	@	Waters Corp.	371,760
			1,687,814
		Entertainment: 0.6%
13,700		International Game Technology	257,149
22,680	@	Scientific Games Corp.	329,994
			587,143

Shares			Value
		Gas: 0.3%
4,442		Sempra Energy	$248,663
			248,663
		Hand/Machine Tools: 0.3%
12,800		Kennametal, Inc.	331,776
			331,776
		Healthcare-Products: 0.1%
2,300	@	Inverness Medical Innovations, Inc.	95,473
			95,473
		Healthcare-Services: 0.8%
9,038		Aetna, Inc.	286,505
7,700		Cigna Corp.	271,579
7,100		UnitedHealth Group, Inc.	216,408
			774,492
		Leisure Time: 0.2%
5,412	@	WMS Industries, Inc.	216,480
			216,480
		Media: 0.1%
2,300		McGraw-Hill Cos., Inc.	77,073
			77,073
		Mining: 0.4%
107,876	@	Polymet Mining Corp.	330,101
2,500		Titanium Metals Corp.	31,300
			361,401
		Miscellaneous Manufacturing: 1.2%
8,533	@	Cooper Industries PLC	363,847
12,821		ESCO Technologies, Inc.	459,633
6,900		ITT Corp.	343,206
			1,166,686
		Oil & Gas: 1.0%
79,543	@	Hercules Offshore, Inc.	380,216
7,400		Marathon Oil Corp.	231,028
5,300		Questar Corp.	220,321
17,091	@	SandRidge Energy, Inc.	161,168
			992,733
		Retail: 0.7%
6,700		JC Penney Co., Inc.	178,287
20,597		Sonic Automotive, Inc.	214,003
11,209	@	Starbucks Corp.	258,480
			650,770
		Semiconductors: 0.0%
168	@	Magnachip Semiconductors S.A.	—
			—
		Telecommunications: 1.0%
2,912	@	CommScope, Inc.	77,255
10,500	@	DigitalGlobe, Inc.	254,100
11,651	@	General Communication, Inc.	74,333
8,041	@	GeoEye, Inc.	224,183
30,300		Windstream Corp.	332,997
			962,868
Total Common Stock (Cost $11,196,595)			15,741,690

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 0.3%
		Mortgage: 0.3%
17,856		Annaly Capital Management, Inc.	$309,802
Total Real Estate Investment Trusts (Cost $249,858)			309,802
PREFERRED STOCK: 5.0%
		Banks: 0.6%
685		Bank of America Corp.	602,115
			602,115
		Electric: 0.5%
5,500		CMS Energy Corp.	470,938
			470,938
		Electrical Components & Equipment: 0.3%
2,200	P	General Cable Corp.	324,088
			324,088
		Healthcare-Products: 0.6%
2,189		Inverness Medical Innovations, Inc.	581,924
			581,924
		Media: 0.0%
2	@,I,X	ION Media Networks, Inc.	—
			—
		Mining: 2.0%
16,130		Freeport-McMoRan Copper & Gold, Inc. - Non Voting	1,858,176
			1,858,176
		Oil & Gas: 0.7%
13,600		Petroquest Energy, Inc.	428,818
1,300	@,#	SandRidge Energy, Inc.	186,076
			614,894
		Savings & Loans: 0.3%
10,000		Sovereign Capital Trust	320,000
			320,000
Total Preferred Stock (Cost $4,176,756)			4,772,135
WARRANTS: 0.0%
		Media: 0.0%
48	I	Sirius XM Radio, Inc.	30
			30
		Semiconductors: 0.0%
840		Magnachip Semiconductors S.A.	—
			—
		Telecommunications: 0.0%
218		NTELOS, Inc. - CW10	—
			—
Total Warrants (Cost $3,661)			30

Principal Amount			Value
CORPORATE BONDS/NOTES: 76.4%
		Advertising: 1.8%
$190,000		Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	$189,763
865,000	#	Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	863,919
575,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	641,125
			1,694,807
		Aerospace/Defense: 0.7%
635,000		Esterline Technologies Corp., 7.750%, due 06/15/13	651,669
			651,669
		Agriculture: 1.3%
330,000	#	Alliance One International, Inc., 5.500%, due 07/15/14	391,875
825,000	#	Alliance One International, Inc., 10.000%, due 07/15/16	870,375
			1,262,250
		Airlines: 1.5%
390,000		American Airlines Pass-Through Trust, 8.608%, due 04/01/11	366,600
85,000		Continental Airlines, Inc., 4.500%, due 01/15/15	94,350
66,599		Continental Airlines, Inc., 7.461%, due 04/01/13	62,936
300,000	#	Delta Airlines, Inc., 9.500%, due 09/15/14	313,125
635,000	#	Delta Airlines, Inc., 12.250%, due 03/15/15	638,175
			1,475,186
		Auto Manufacturers: 1.6%
472,000		Ford Motor Co., 4.250%, due 11/15/16	594,130
670,000		Navistar International Corp., 3.000%, due 10/15/14	695,963
290,000		Oshkosh Truck Corp., 2.309%, due 12/06/13	290,326
			1,580,419
		Auto Parts & Equipment: 1.0%
530,000	&,#	Allison Transmission, Inc., 11.250%, due 11/01/15	556,500
220,000		Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	244,200
2,600,000		Lear Corp., 0.000%, due 01/00/00	—
120,000	#	TRW Automotive, Inc., 8.875%, due 12/01/17	125,400
			926,100
		Banks: 0.1%
140,000		BAC Capital Trust VI, 5.625%, due 03/08/35	112,413
			112,413
		Building Materials: 0.3%
306,900		Hudson Product Corp., 5.372%, due 08/27/15	242,451
			242,451

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Chemicals: 2.0%
$505,000	±	Arco Chemical Co., 9.800%, due 02/01/20	$361,075
235,000	#	Ineos Group Holdings PLC, 8.500%, due 02/15/16	159,213
1,445,000	±	Millennium America, Inc., 7.625%, due 11/15/26	289,000
1,200,000		Nova Chemicals Corp., 7.875%, due 09/15/25	1,098,000
			1,907,288
		Coal: 1.0%
600,000		Massey Energy Co., 3.250%, due 08/01/15	527,250
400,000	#	Murray Energy Corp., 10.250%, due 10/15/15	400,000
			927,250
		Commercial Services: 3.0%
232,496		ACE Cash Express, Inc., 3.760%, due 10/05/13	199,171
440,000		Live Nation, Inc., 2.875%, due 07/15/27	343,200
200,000	#	National Money Mart Co., 10.375%, due 12/15/16	205,500
319,215		NCO Group, Inc., 3.483%, due 05/15/13	308,574
650,000		NCO Group, Inc., 5.148%, due 11/15/13	527,313
530,000		Ticketmaster Entertainment, Inc., 10.750%, due 08/01/16	573,725
744,361		Web Service Co. LLC, 5.471%, due 08/04/14	740,639
			2,898,122
		Cosmetics/Personal Care: 0.2%
163,000	#	Revlon Consumer Products Corp., 9.750%, due 11/15/15	169,113
			169,113
		Distribution/Wholesale: 2.7%
1,130,000		Wesco Distribution, Inc., 7.500%, due 10/15/17	1,110,225
1,166,000		Wesco International, Inc., 6.000%, due 09/15/29	1,428,350
			2,538,575
		Diversified Financial Services: 1.2%
764	I	AES Red Oak, LLC, 8.540%, due 11/30/19	766
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	82,800
400,000	#	CEVA Group PLC, 10.000%, due 09/01/14	382,000
190,000		Janus Capital Group, Inc., 6.950%, due 06/15/17	179,339
145,000	#	TSTA Group, 11.625%, due 10/01/16	149,531
525,000	#	USB Realty Corp., 6.091%, due 12/22/49	387,188
			1,181,624

Principal Amount			Value
		Electric: 2.2%
$320,000		CMS Energy Corp., 5.500%, due 06/15/29	$392,800
350,000	#	Intergen NV, 9.000%, due 06/30/17	366,625
595,000	S	NRG Energy, Inc., 7.375%, due 01/15/17	597,975
315,000		PNM Resources, Inc., 9.250%, due 05/15/15	332,719
550,000	S	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	448,250
			2,138,369
		Electrical Components & Equipment: 2.0%
1,000,000		Anixter International, Inc., 5.950%, due 03/01/15	937,500
629,000	+	General Cable Corp., 4.500% (step rate 2.250%), due 11/15/29	650,229
324,000		Sunpower Corp. - Class A, 4.750%, due 04/15/14	370,575
			1,958,304
		Electronics: 0.9%
140,000		L-1 Identity Solutions, Inc., 3.750%, due 05/15/27	126,875
750,000	#	Newport Corp., 2.500%, due 02/15/12	689,063
			815,938
		Entertainment: 0.6%
1,010,000	#,S	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	252,500
280,000	#	Scientific Games International, Inc., 9.250%, due 06/15/19	295,400
			547,900
		Environmental Control: 0.3%
250,000	#	Waste Services, Inc., 9.500%, due 04/15/14	262,500
			262,500
		Forest Products & Paper: 0.4%
350,000		Exopack Holding Corp., 11.250%, due 02/01/14	357,438
			357,438
		Hand/Machine Tools: 0.6%
575,000		Baldor Electric Co., 8.625%, due 02/15/17	590,813
			590,813
		Healthcare-Products: 3.0%
650,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	708,500
1,064,000	+	Hologic, Inc., 2.000% (step rate 0.000%), due 12/15/37	913,710
825,000		Inverness Medical Innovations, Inc., 3.000%, due 05/15/16	950,813
35,000	#	Inverness Medical Innovations, Inc., 3.000%, due 05/15/16	40,338
220,000		Inverness Medical Innovations, Inc., 9.000%, due 05/15/16	226,050
			2,839,411

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Healthcare-Services: 2.0%
$1,004,000	&	HCA, Inc., 9.625%, due 11/15/16	$1,089,340
100,000		RehabCare Group, Inc., 6.000%, due 11/01/15	99,198
838,500	&,#	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	767,228
			1,955,766
		Holding Companies-Diversified: 1.0%
1,000,000		Leucadia National Corp., 7.125%, due 03/15/17	950,000
			950,000
		Home Builders: 0.8%
450,000		D.R. Horton, Inc., 2.000%, due 05/15/14	500,625
270,000		Meritage Homes Corp., 6.250%, due 03/15/15	249,750
			750,375
		Household Products/Wares: 0.9%
830,000		Yankee Acquisition Corp., 9.750%, due 02/15/17	821,700
			821,700
		Insurance: 2.5%
545,000	#	Alliant Holdings I, Inc., 11.000%, due 05/01/15	549,088
147,000		Alliant Insurance Services, 3.411%, due 08/21/14	134,873
293,496		Amwins Group, Inc., 3.009%, due 06/11/13	256,075
220,000		HUB International Holdings, Inc., 2.795%, due 06/13/14	218,213
360,000	#	HUB International Holdings, Inc., 10.250%, due 06/15/15	333,000
1,000,000	#	Liberty Mutual Group, Inc., 7.000%, due 03/15/37	771,081
110,000	#	USI Holdings Corp., 4.148%, due 11/15/14	90,888
			2,353,218
		Internet: 0.4%
380,000	#	Terremark Worldwide, Inc., 12.000%, due 06/15/17	421,800
			421,800
		Iron/Steel: 1.0%
875,000	#	Algoma Acquisition Corp., 9.875%, due 06/15/15	749,219
180,000		Steel Dynamics, Inc., 5.125%, due 06/15/14	228,825
			978,044
		Leisure Time: 0.3%
775,000	#	Pegasus Solutions, Inc., 10.500%, due 04/15/15	268,344
			268,344
		Machinery-Diversified: 1.8%
900,000		Gardner Denver, Inc., 8.000%, due 05/01/13	876,308
1,285,000		Roper Industries, Inc., 0.000%, due 01/15/34	843,281
			1,719,589

Principal Amount			Value
		Media: 1.0%
$115,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	$118,795
310,003		Nexstar Finance Holdings, LLC, 11.375%, due 04/01/13	235,990
715,687	&,#	Univision Communications, Inc., 9.750%, due 03/15/15	630,699
			985,484
		Metal Fabricate/Hardware: 1.2%
520,000	&	Blaze Recycling & Metals LLC / Blaze Finance Corp., 13.000%, due 07/16/12	354,900
775,000		Mueller Water Products, 7.375%, due 06/01/17	720,750
99,683		Niagara Corp., 5.483%, due 07/03/14	65,791
			1,141,441
		Mining: 2.2%
255,000	#	CII Carbon LLC, 11.125%, due 11/15/15	257,869
470,232	&	Noranda Aluminium Acquisition Corp., 5.274%, due 05/15/15	367,369
1,500,000	S	Novelis, Inc., 7.250%, due 02/15/15	1,436,250
			2,061,488
		Miscellaneous Manufacturing: 0.7%
295,000		American Railcar Industries, Inc., 7.500%, due 03/01/14	276,931
250,000		Hunter Defense Technologies, 0.262%, due 08/01/14	227,500
250,000		Park-Ohio Industries, Inc., 8.375%, due 11/15/14	193,125
			697,556
		Oil & Gas: 8.4%
402,000		Bill Barrett Corp., 5.000%, due 03/15/28	388,935
860,000		Chesapeake Energy Corp., 2.500%, due 05/15/37	774,000
350,000		Comstock Resources, Inc., 8.375%, due 10/15/17	359,625
520,000		Denbury Resources, Inc., 9.750%, due 03/01/16	557,700
600,000	#	Hilcorp Energy I LP, 7.750%, due 11/01/15	591,000
300,000	#	Linn Energy LLC, 11.750%, due 05/15/17	338,250
350,000		Penn Virginia Corp., 10.375%, due 06/15/16	383,250
470,000		PetroHawk Energy Corp., 7.875%, due 06/01/15	477,050
545,000		Plains Exploration & Production Co., 7.750%, due 06/15/15	557,263
860,000		Quicksilver Resources, Inc., 7.125%, due 04/01/16	806,250
820,000	&	SandRidge Energy, Inc., 8.625%, due 04/01/15	824,100
1,835,000		Tesoro Corp., 6.500%, due 06/01/17	1,715,725
250,000		Tesoro Corp., 9.750%, due 06/01/19	260,000
			8,033,148

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Oil & Gas Services: 0.6%
$100,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16	$99,750
400,000		Exterran Holdings, Inc., 4.250%, due 06/15/14	470,000
			569,750
		Packaging & Containers: 2.7%
175,000		AEP Industries, Inc., 7.875%, due 03/15/13	168,438
1,150,000		Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	1,072,375
400,000	#	Graham Packaging Co., Inc., 8.250%, due 01/01/17	397,000
530,000	S	Graham Packaging Co., Inc., 9.875%, due 10/15/14	543,250
420,000		Graphic Packaging International Corp., 9.500%, due 08/15/13	435,750
			2,616,813
		Pharmaceuticals: 2.4%
375,000		BioMarin Pharmaceuticals, Inc., 1.875%, due 04/23/17	402,656
690,000		MannKind Corp., 3.750%, due 12/15/13	478,688
1,060,000		Omnicare, Inc., 3.250%, due 12/15/35	867,875
200,000		Warner Chilcott PLC, 5.500%, due 10/30/14	200,671
395,000		Warner Chilcott PLC, 5.750%, due 04/30/15	396,214
			2,346,104
		Pipelines: 1.2%
200,000		Enterprise Products Operating L.P., 7.000%, due 06/01/67	177,557
260,000	S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	253,814
500,000		Holly Energy Partners LP, 6.250%, due 03/01/15	480,000
250,000	#	Regency Energy Partners L.P./Regency Energy Finance Corp., 9.375%, due 06/01/16	267,500
			1,178,871
		Real Estate: 4.9%
700,000	#	Alexandria Real Estate Equities, Inc., 3.700%, due 01/15/27	665,000
2,425,000		Forest City Enterprises, Inc., 6.500%, due 02/01/17	1,855,107
2,165,000		Forest City Enterprises, Inc., 7.625%, due 06/01/15	1,948,500
150,000	#	Host Hotels & Resorts L.P., 2.500%, due 10/15/29	161,063
29,000	#	iStar Financial, Inc., 10.000%, due 06/15/14	25,520
			4,655,190
		Retail: 0.9%
300,000		Brown Shoe Co., Inc., 8.750%, due 05/01/12	307,125
220,000		Sally Holdings, LLC, 10.500%, due 11/15/16	237,600
260,000		Sonic Automotive, Inc., 5.000%, due 10/01/29	282,100
			826,825

Principal Amount			Value
		Software: 0.8%
$855,000	S	First Data Corp., 9.875%, due 09/24/15	$801,563
			801,563
		Telecommunications: 9.0%
207,553		Aeroflex, Inc., 3.679%, due 08/15/14	190,603
450,000		Aeroflex, Inc., 11.750%, due 02/15/15	456,750
500,000		Anixter International, Inc., 1.000%, due 02/15/13	483,750
246,087		BCE, Inc., 3.479%, due 10/31/14	235,848
450,000		Cincinnati Bell, Inc., 8.250%, due 10/15/17	459,000
420,000		CommScope, Inc., 3.250%, due 07/01/15	499,275
600,000		Cricket Communications, Inc., 9.375%, due 11/01/14	606,000
190,000	#	GCI, Inc., 8.625%, due 11/15/19	192,613
445,000	#	GeoEye, Inc., 9.625%, due 10/01/15	460,019
210,000	#	Global Crossing Ltd., 12.000%, due 09/15/15	231,525
585,000		Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	606,938
200,000	&,#	Intelsat Bermuda Ltd., 11.500%, due 02/04/17	197,500
150,000		Intelsat Corp., 3.472%, due 02/01/14	136,500
500,000		Intelsat Corp., 9.250%, due 06/15/16	518,750
665,000		Mastec, Inc., 4.000%, due 06/15/14	703,238
100,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	101,750
700,000		PAETEC Holding Corp., 8.875%, due 06/30/17	712,250
219,000		SAVVIS, Inc., 3.000%, due 05/15/12	200,385
205,000	#	SBA Communications Corp., 4.000%, due 10/01/14	270,088
270,000		Telesat Canada / Telesat LLC, 11.000%, due 11/01/15	294,300
21,138		Telesat Canada, Inc., 3.483%, due 10/31/14	20,258
500,000		TW Telecom, Inc., 2.375%, due 04/01/26	553,125
507,000	#	Viasat, Inc., 8.875%, due 09/15/16	524,745
			8,655,210
		Transportation: 0.5%
590,000		Horizon Lines, Inc., 4.250%, due 08/15/12	482,325
			482,325
		Trucking & Leasing: 0.8%
285,000		Greenbrier Cos., Inc., 2.375%, due 05/15/26	215,175
635,000		Greenbrier Cos., Inc., 8.375%, due 05/15/15	527,844
			743,019
Total Corporate Bonds/Notes (Cost $66,323,492)			73,091,563

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
$120,000		Bear Stearns Asset-Backed Securities, Inc., 0.681%, due 01/25/47	$33,241
Total Asset-Backed Securities (Cost $53,865)			33,241
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.5%
1,000,000	#	Timberstar Trust, 7.530%, due 10/15/36	504,531
Total Collateralized Mortgage Obligations (Cost $1,008,694 )			504,531
Total Long-Term Investments (Cost $83,012,921)			94,452,992

Shares		Value
SHORT-TERM INVESTMENTS: 0.4%
	Affiliated Mutual Fund: 0.4%
342,269	ING Institutional Prime Money Market Fund - Class I	$342,269
Total Mutual Fund (Cost $342,269)		342,269
Total Short-Term Investments (Cost $342,269)		342,269

Total Investments in Securities (Cost $83,355,190)*	99.0%	$94,795,261
Other Assets and Liabilities - Net	1.0	943,866
Net Assets	100.0%	$95,739,127

@  Non-income producing security

&  Payment-in-kind

+  Step bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $83,481,197.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,456,926
Gross Unrealized Depreciation	(6,142,862)
Net Unrealized Appreciation	$11,314,064

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$15,741,690	$—	$—	$15,741,690
Real Estate Investment Trusts	309,802	—	—	309,802
Preferred Stock	—	4,772,135	—	4,772,135
Warrants	30	—	—	30
Corporate Bonds/Notes	—	73,091,563	—	73,091,563
Asset-Backed Securities	—	33,241	—	33,241
Collateralized Mortgage Obligations	—	504,531	—	504,531
Short-Term Investments	342,269	—	—	342,269
Total Investments, at value	$16,393,791	$78,401,470	$—	$94,795,261

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$—	$3	$—	$—	$—	$—	$—	$(3)	$—	$—	$—
Preferred Stock	14,017	—	—	—	—	—	—	(14,017)	—	—	—
Warrants	—	13	—	—	—	—	—	(13)	—	—	—
Corporate Bonds/Notes	2,716,458	30,217	—	—	(1,410,511)	(1,599)	(399,347)	467,282	—	(1,402,500)	—
Total Investments, at value	$2,730,475	$30,233	$—	$—	$(1,410,510)	$(1,599)	$(399,347)	$453,249	$—	$(1,402,500)	$—

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 99.4%
		Advertising: 0.2%
33,600		Omnicom Group	$1,315,440
			1,315,440
		Aerospace/Defense: 1.9%
16,300	@	Alliant Techsystems, Inc.	1,438,801
21,300	@	Elbit Systems Ltd.	1,383,861
53,700		Empresa Brasileira de Aeronautica SA ADR	1,187,307
73,900		Goodrich Corp.	4,748,075
60,200		Rockwell Collins, Inc.	3,332,672
25,500	@	TransDigm Group, Inc.	1,210,995
			13,301,711
		Agriculture: 0.8%
73,600		Lorillard, Inc.	5,904,928
			5,904,928
		Airlines: 0.5%
103,400		Skywest, Inc.	1,749,528
125,000		Southwest Airlines Co.	1,428,750
			3,178,278
		Apparel: 0.8%
161,200		Coach, Inc.	5,888,636
			5,888,636
		Auto Manufacturers: 0.2%
36,100		Paccar, Inc.	1,309,347
			1,309,347
		Auto Parts & Equipment: 0.3%
80,000		WABCO Holdings, Inc.	2,063,200
			2,063,200
		Banks: 2.2%
53,800		City National Corp.	2,453,280
163,060	@	First Horizon National Corp.	2,185,004
356,200		Keycorp	1,976,910
442,600		Marshall & Ilsley Corp.	2,412,170
95,900		Northern Trust Corp.	5,025,160
27,500	@	SVB Financial Group	1,146,475
			15,198,999
		Beverages: 0.8%
100,700		Brown-Forman Corp.	5,394,499
			5,394,499
		Biotechnology: 2.7%
38,200	@	Alexion Pharmaceuticals, Inc.	1,864,924
23,200	@	Biogen Idec, Inc.	1,241,200
36,700	@	Charles River Laboratories International, Inc.	1,236,423
70,400	@	Human Genome Sciences, Inc.	2,154,240
77,900	@,L	Illumina, Inc.	2,387,635
60,800	@	Life Technologies Corp.	3,175,584
34,600	@	Martek Biosciences Corp.	655,324
16,500	@	Millipore Corp.	1,193,775
51,000	@	Myriad Genetics, Inc.	1,331,100
81,600	@	Vertex Pharmaceuticals, Inc.	3,496,560
			18,736,765

Shares			Value
		Chemicals: 2.5%
15,800		Air Products & Chemicals, Inc.	$1,280,748
37,800		Albemarle Corp.	1,374,786
23,200		CF Industries Holdings, Inc.	2,106,096
94,100		Ecolab, Inc.	4,194,978
47,500	@,L	Intrepid Potash, Inc.	1,385,575
39,800		Sherwin-Williams Co.	2,453,670
37,000		Sigma-Aldrich Corp.	1,869,610
46,500		Sociedad Quimica y Minera de Chile SA ADR	1,747,005
45,600		Terra Industries, Inc.	1,467,864
			17,880,332
		Coal: 1.6%
85,169		Arch Coal, Inc.	1,895,010
49,500		Consol Energy, Inc.	2,465,100
32,800		Massey Energy Co.	1,377,928
44,400		Peabody Energy Corp.	2,007,324
44,100		Walter Industries, Inc.	3,321,171
			11,066,533
		Commercial Services: 7.2%
71,100	@	Apollo Group, Inc. - Class A	4,307,238
38,900		Corporate Executive Board Co.	887,698
77,100		DeVry, Inc.	4,373,883
56,500	@	Education Management Corp.	1,243,565
41,800		Equifax, Inc.	1,291,202
94,300	@	Genpact Ltd.	1,405,070
36,700		Global Payments, Inc.	1,976,662
29,600	@	Hewitt Associates, Inc.	1,250,896
74,100	@	Iron Mountain, Inc.	1,686,516
22,400	@	ITT Educational Services, Inc.	2,149,504
24,400		Manpower, Inc.	1,331,752
74,800	@	Monster Worldwide, Inc.	1,301,520
117,800		Moody's Corp.	3,157,040
17,800	@,L	New Oriental Education & Technology Group ADR	1,345,858
166,600		Paychex, Inc.	5,104,624
131,500	@	Quanta Services, Inc.	2,740,460
118,500	L	Ritchie Brothers Auctioneers, Inc.	2,657,955
79,400		Robert Half International, Inc.	2,122,362
65,300		SEI Investments Co.	1,144,056
6,100	L	Strayer Education, Inc.	1,296,189
44,600	@	Verisk Analytics, Inc.	1,350,488
35,800	@	VistaPrint NV	2,028,428
226,000		Western Union Co.	4,260,100
			50,413,066
		Computers: 3.3%
103,500	@	Cognizant Technology Solutions Corp.	4,688,550
24,100	@	Computer Sciences Corp.	1,386,473
41,800		Jack Henry & Associates, Inc.	966,416
62,500	@,L	Logitech International S.A.	1,068,750
76,100	@	Micros Systems, Inc.	2,361,383
135,700	@	NetApp, Inc.	4,666,723
138,400	@,L	Palm, Inc.	1,389,536
53,800	@	Sandisk Corp.	1,559,662
232,400		Seagate Technology, Inc.	4,227,356
55,800	@	Synopsys, Inc.	1,243,224
			23,558,073

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Cosmetics/Personal Care: 0.8%
177,700		Avon Products, Inc.	$5,597,549
			5,597,549
		Distribution/Wholesale: 0.9%
71,500	L	Fastenal Co.	2,977,260
32,900		WW Grainger, Inc.	3,185,707
			6,162,967
		Diversified Financial Services: 3.4%
30,400	@	Artio Global Investors, Inc.	774,896
76,000		Eaton Vance Corp.	2,311,160
42,200		Federated Investors, Inc.	1,160,500
59,000	@	Interactive Brokers Group, Inc.	1,045,480
48,200	@	IntercontinentalExchange, Inc.	5,412,860
171,600		Janus Capital Group, Inc.	2,308,020
83,100		Lazard Ltd.	3,155,307
65,600		NYSE Euronext	1,659,680
70,000		OptionsXpress Holdings, Inc.	1,081,500
188,900	@	SLM Corp.	2,128,903
164,000	@	TD Ameritrade Holding Corp.	3,178,320
			24,216,626
		Electric: 0.8%
248,200	@	Calpine Corp.	2,730,200
135,500	@	NRG Energy, Inc.	3,199,155
			5,929,355
		Electrical Components & Equipment: 0.5%
76,150		Ametek, Inc.	2,911,976
25,200	@	General Cable Corp.	741,384
			3,653,360
		Electronics: 3.6%
47,200		Amphenol Corp.	2,179,696
90,900	@	Cogent, Inc.	944,451
37,900	@	Cymer, Inc.	1,454,602
80,100	@	Dolby Laboratories, Inc.	3,823,173
47,600	@	Flir Systems, Inc.	1,557,472
75,800		Gentex Corp.	1,353,030
48,600	@	II-VI, Inc.	1,545,480
18,000	@	Itron, Inc.	1,216,260
87,100		Jabil Circuit, Inc.	1,512,927
19,900	@	Mettler Toledo International, Inc.	2,089,301
70,600		National Instruments Corp.	2,079,170
126,300	@	Trimble Navigation Ltd.	3,182,760
39,900	@	Waters Corp.	2,472,204
			25,410,526
		Energy-Alternate Sources: 0.2%
12,700	@,L	First Solar, Inc.	1,719,580
			1,719,580
		Engineering & Construction: 1.5%
111,600		Fluor Corp.	5,026,464
85,200	@	Foster Wheeler AG	2,508,288
139,200	@	McDermott International, Inc.	3,342,192
			10,876,944
		Entertainment: 0.7%
68,200	@	DreamWorks Animation SKG, Inc.	2,724,590
118,900		International Game Technology	2,231,753
			4,956,343

Shares			Value
		Environmental Control: 1.1%
80,200		Republic Services, Inc.	$2,270,462
69,900	@	Stericycle, Inc.	3,856,383
40,400	@	Waste Connections, Inc.	1,346,936
			7,473,781
		Food: 1.9%
62,500		Campbell Soup Co.	2,112,500
50,400		Hershey Co.	1,803,816
27,000		JM Smucker Co.	1,667,250
133,000		McCormick & Co., Inc.	4,805,290
116,200	@,L	Whole Foods Market, Inc.	3,189,690
			13,578,546
		Healthcare-Products: 5.8%
68,500	@	American Medical Systems Holdings, Inc.	1,321,365
46,300	@,L	Arthrocare Corp.	1,097,310
131,300	@	CareFusion Corp.	3,283,813
48,300		CR Bard, Inc.	3,762,570
58,100		Densply International, Inc.	2,043,377
23,300	@	Edwards Lifesciences Corp.	2,023,605
26,700	@	Gen-Probe, Inc.	1,145,430
47,500	@	Henry Schein, Inc.	2,498,500
84,000	@	Hologic, Inc.	1,218,000
55,000	@,L	Idexx Laboratories, Inc.	2,939,200
14,300	@	Intuitive Surgical, Inc.	4,337,476
40,300	@	Masimo Corp.	1,225,926
44,900	@	Patterson Cos., Inc.	1,256,302
76,000	@	Qiagen NV	1,696,320
26,800	@	Resmed, Inc.	1,400,836
77,800	@	St. Jude Medical, Inc.	2,861,484
37,400		Techne Corp.	2,564,144
52,700	@	Varian Medical Systems, Inc.	2,468,995
30,800	@	Zimmer Holdings, Inc.	1,820,588
			40,965,241
		Healthcare-Services: 2.7%
41,800		Cigna Corp.	1,474,286
49,100	@	Community Health Systems, Inc.	1,747,960
22,000	@	Covance, Inc.	1,200,540
51,750	@	Coventry Health Care, Inc.	1,257,008
39,400	@	DaVita, Inc.	2,314,356
47,600	@	Health Net, Inc.	1,108,604
32,100	@	Humana, Inc.	1,408,869
39,000	@	Laboratory Corp. of America Holdings	2,918,760
23,100	@	Lincare Holdings, Inc.	857,472
75,000		Quest Diagnostics	4,528,500
			18,816,355
		Home Builders: 0.4%
28,700		KB Home	392,616
41,700		Lennar Corp.	532,509
79,562		Pulte Homes, Inc.	795,620
56,000	@	Toll Brothers, Inc.	1,053,360
			2,774,105
		Household Products/Wares: 1.0%
47,000		Church & Dwight Co., Inc.	2,841,150
69,000		Clorox Co.	4,209,000
			7,050,150

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance: 1.6%
50,100		AON Corp.	$1,920,834
22,700	@	Arch Capital Group Ltd.	1,624,185
27,100		Assurant, Inc.	798,908
41,600		Axis Capital Holdings Ltd.	1,181,856
60,000		HCC Insurance Holdings, Inc.	1,678,200
69,500		Principal Financial Group, Inc.	1,670,780
23,000		RenaissanceRe Holdings Ltd.	1,222,450
54,800		WR Berkley Corp.	1,350,272
			11,447,485
		Internet: 3.2%
90,700	@	Akamai Technologies, Inc.	2,297,430
3,000	@	Baidu.com ADR	1,233,690
17,600	@	Ctrip.com International Ltd. ADR	1,264,736
98,300	@	Expedia, Inc.	2,527,293
34,300	@	F5 Networks, Inc.	1,817,214
113,700	@	McAfee, Inc.	4,612,809
14,000	@	Priceline.com, Inc.	3,059,000
61,600	@	Rackspace Hosting, Inc.	1,284,360
28,700	@,L	Sina Corp.	1,296,666
66,500	@	Symantec Corp.	1,189,685
93,700	@	VeriSign, Inc.	2,271,288
			22,854,171
		Iron/Steel: 0.8%
50,400		Carpenter Technology Corp.	1,358,280
53,300		Cliffs Natural Resources, Inc.	2,456,597
30,600		United States Steel Corp.	1,686,672
			5,501,549
		Leisure Time: 0.2%
37,550	@	WMS Industries, Inc.	1,502,000
			1,502,000
		Lodging: 1.4%
54,400		Choice Hotels International, Inc.	1,722,304
29,000	@	Hyatt Hotels Corp.	864,490
120,412		Marriott International, Inc.	3,281,227
45,500		Starwood Hotels & Resorts Worldwide, Inc.	1,663,935
36,600	L	Wynn Resorts Ltd.	2,131,218
			9,663,174
		Machinery-Construction & Mining: 0.6%
49,600		Joy Global, Inc.	2,558,864
75,500	@	Terex Corp.	1,495,655
			4,054,519
		Machinery-Diversified: 1.9%
45,400		Cummins, Inc.	2,082,044
22,400		Flowserve Corp.	2,117,472
43,500		Graco, Inc.	1,242,795
45,800		IDEX Corp.	1,426,670
43,700		Rockwell Automation, Inc.	2,053,026
43,500		Roper Industries, Inc.	2,278,095
29,800		Wabtec Corp.	1,217,032
41,000	@	Zebra Technologies Corp.	1,162,760
			13,579,894
		Media: 2.3%
76,600		Cablevision Systems Corp.	1,977,812
28,200	@,L	Central European Media Enterprises Ltd.	665,802

Shares			Value
79,000	@	CTC Media, Inc.	$1,177,100
120,250	@	Discovery Communications, Inc. - Class C	3,189,030
43,800		Factset Research Systems, Inc.	2,885,106
29,000	@	Liberty Media Corp. - Starz	1,338,350
114,400		McGraw-Hill Cos., Inc.	3,833,544
70,200	L	Shaw Communications, Inc. - Class B	1,444,014
			16,510,758
		Metal Fabricate/Hardware: 1.1%
55,300		Precision Castparts Corp.	6,102,355
19,300		Valmont Industries, Inc.	1,514,085
			7,616,440
		Mining: 1.3%
66,700		Agnico-Eagle Mines Ltd.	3,601,800
24,000		Compass Minerals International, Inc.	1,612,560
109,700	@,L	Eldorado Gold Corp.	1,554,449
38,300		Vulcan Materials Co.	2,017,261
			8,786,070
		Miscellaneous Manufacturing: 1.1%
40,700		Clarcor, Inc.	1,320,308
55,800		Donaldson Co., Inc.	2,373,732
40,200		Harsco Corp.	1,295,646
25,500		ITT Corp.	1,268,370
45,800		Pall Corp.	1,657,960
			7,916,016
		Oil & Gas: 3.9%
35,400	@,L	Bill Barrett Corp.	1,101,294
67,300		Cabot Oil & Gas Corp.	2,933,607
71,600	@	Cobalt International Energy, Inc.	990,944
97,300	@	Concho Resources, Inc.	4,368,770
27,500		Diamond Offshore Drilling	2,706,550
101,500	@	Forest Oil Corp.	2,258,375
67,800	@	Mariner Energy, Inc.	787,158
49,000		Murphy Oil Corp.	2,655,800
60,700	@	Nabors Industries Ltd.	1,328,723
50,100	@	Newfield Exploration Co.	2,416,323
54,950	@,L	SandRidge Energy, Inc.	518,179
34,200	@	Southwestern Energy Co.	1,648,440
27,600		Sunoco, Inc.	720,360
59,100	@	Ultra Petroleum Corp.	2,946,726
			27,381,249
		Oil & Gas Services: 2.5%
33,900		Baker Hughes, Inc.	1,372,272
100,400	@	Cameron International Corp.	4,196,720
46,400	@	Complete Production Services, Inc.	603,200
24,700	L	Core Laboratories NV	2,917,564
64,300	@	FMC Technologies, Inc.	3,719,112
34,100	@	Oceaneering International, Inc.	1,995,532
58,300		Smith International, Inc.	1,584,011
121,600	@	Tetra Technologies, Inc.	1,347,328
			17,735,739
		Pharmaceuticals: 1.6%
32,064		Allergan, Inc.	2,020,353
45,500	@	BioMarin Pharmaceuticals, Inc.	855,855
31,400	@	Cephalon, Inc.	1,959,674

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
90,200	@	Elan Corp. PLC ADR	$588,104
48,200		Mead Johnson Nutrition Co.	2,106,340
39,800		Perrigo Co.	1,585,632
21,700		Shire PLC ADR	1,273,790
29,900	@	Warner Chilcott PLC	851,253
			11,241,001
		Retail: 8.2%
43,000		Advance Auto Parts, Inc.	1,740,640
35,600	@	AnnTaylor Stores Corp.	485,584
9,100	@	Autozone, Inc.	1,438,437
103,900	@	Bed Bath & Beyond, Inc.	4,013,657
51,300	@	Big Lots, Inc.	1,486,674
87,900	@	Carmax, Inc.	2,131,575
19,400	@	Chipotle Mexican Grill, Inc.	1,710,304
42,100	@	Copart, Inc.	1,542,123
56,400	@	Dick's Sporting Goods, Inc.	1,402,668
50,000	@	Dollar General Corp.	1,121,500
25,500	@	Dollar Tree, Inc.	1,231,650
71,100		Family Dollar Stores, Inc.	1,978,713
108,400		Gap, Inc.	2,270,980
41,600		Men's Wearhouse, Inc.	876,096
85,300	@	O'Reilly Automotive, Inc.	3,251,636
41,100	@	Panera Bread Co.	2,752,467
57,500		Petsmart, Inc.	1,534,675
97,200		Ross Stores, Inc.	4,151,412
56,055		Staples, Inc.	1,378,392
147,400	@	Starbucks Corp.	3,399,044
78,000		Tiffany & Co.	3,354,000
64,350		Tim Hortons, Inc.	1,963,319
190,400		TJX Cos., Inc.	6,959,120
32,100	@	Tractor Supply Co.	1,700,016
64,500	@	Urban Outfitters, Inc.	2,256,855
65,700		Williams-Sonoma, Inc.	1,365,246
			57,496,783
		Semiconductors: 6.9%
176,100		Altera Corp.	3,985,143
105,200		Analog Devices, Inc.	3,322,216
67,350	@	Broadcom Corp.	2,118,158
63,200	@	Fairchild Semiconductor International, Inc.	631,368
135,300	@,L	GT Solar International, Inc.	752,268
69,200		Intersil Corp.	1,061,528
31,800		KLA-Tencor Corp.	1,149,888
39,000	@	Lam Research Corp.	1,529,190
103,400		Linear Technology Corp.	3,157,836
240,200	@	Marvell Technology Group Ltd.	4,984,150
68,900		Maxim Integrated Products	1,398,670
64,100	@	MEMC Electronic Materials, Inc.	873,042
105,700	L	Microchip Technology, Inc.	3,071,642
192,400		National Semiconductor Corp.	2,955,264
187,800	@	Nvidia Corp.	3,508,104
135,900	@	ON Semiconductor Corp.	1,197,279
85,400	@	QLogic Corp.	1,611,498
50,200	@	Rovi Corp.	1,599,874
39,700	@	Silicon Laboratories, Inc.	1,919,098
113,400	@	Teradyne, Inc.	1,216,782
56,500	@	Varian Semiconductor Equipment Associates, Inc.	2,027,220
186,900		Xilinx, Inc.	4,683,714
			48,753,932

Shares			Value
		Software: 6.0%
58,100	@	Adobe Systems, Inc.	$2,136,918
68,800	@	Allscripts Healthcare Solutions, Inc.	1,391,824
72,600	@	American Reprographics Co.	508,926
52,000	@	Ansys, Inc.	2,259,920
110,300	@	Autodesk, Inc.	2,802,723
72,600	@	BMC Software, Inc.	2,911,260
114,600		CA, Inc.	2,573,916
38,200	@,L	Cerner Corp.	3,149,208
39,700	@	Check Point Software Technologies	1,345,036
73,600	@	Citrix Systems, Inc.	3,062,496
33,200		Dun & Bradstreet Corp.	2,801,084
79,000	@	Electronic Arts, Inc.	1,402,250
39,700		Fidelity National Information Services, Inc.	930,568
35,000	@	Fiserv, Inc.	1,696,800
161,400	@	Intuit, Inc.	4,956,594
148,200	@	Red Hat, Inc.	4,579,380
46,900	@	Salesforce.com, Inc.	3,459,813
			41,968,716
		Telecommunications: 2.7%
46,600	@	American Tower Corp.	2,013,586
67,400	@	Crown Castle International Corp.	2,631,296
116,600	@	JDS Uniphase Corp.	961,950
163,200	@	Juniper Networks, Inc.	4,352,544
78,900	@,L	Leap Wireless International, Inc.	1,384,695
164,700	@	MetroPCS Communications, Inc.	1,256,661
53,300	@	NeuStar, Inc.	1,228,032
53,800	@	NII Holdings, Inc.	1,806,604
88,050	@	SBA Communications Corp.	3,007,788
			18,643,156
		Toys/Games/Hobbies: 0.2%
86,300		Mattel, Inc.	1,724,274
			1,724,274
		Transportation: 1.6%
71,300		CH Robinson Worldwide, Inc.	4,187,449
120,300		Expeditors International Washington, Inc.	4,178,019
70,400		Landstar System, Inc.	2,729,408
			11,094,876
		Total Common Stock (Cost $700,966,397)	699,863,037
REAL ESTATE INVESTMENT TRUSTS: 0.8%
		Shopping Centers: 0.4%
42,300		Federal Realty Investment Trust	2,864,556
			2,864,556
		Storage: 0.4%
31,700		Public Storage, Inc.	2,581,965
			2,581,965
		Total Real Estate Investment Trusts (Cost $4,795,312)	5,446,521
		Total Long-Term Investments (Cost $705,761,709)	705,309,558

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
SHORT-TERM INVESTMENTS: 4.7%
		Mutual Fund: 0.3%
2,481,735		T. Rowe Price Reserve Investment Fund	$2,481,735
		Total Mutual Fund (Cost $2,481,735)	2,481,735
Principal Amount			Value
		Securities Lending Collateralcc: 4.4%
$28,883,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$28,883,000
2,384,768	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,907,814
		Total Securities Lending Collateral (Cost $31,267,768)	30,790,814
		Total Short-Term Investments (Cost $33,749,503)	33,272,549

Total Investments in Securities (Cost $739,511,212)*	104.9%	$738,582,107
Other Assets and Liabilities - Net	(4.9)	(34,293,341)
Net Assets	100.0%	$704,288,766

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $740,259,047.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$99,497,139
Gross Unrealized Depreciation	(101,174,079)
Net Unrealized Depreciation	$(1,676,940)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Advertising	$1,315,440	$—	$—	$1,315,440
Aerospace/Defense	13,301,711	—	—	13,301,711
Agriculture	5,904,928	—	—	5,904,928
Airlines	3,178,278	—	—	3,178,278
Apparel	5,888,636	—	—	5,888,636
Auto Manufacturers	1,309,347	—	—	1,309,347
Auto Parts & Equipment	2,063,200	—	—	2,063,200
Banks	15,198,999	—	—	15,198,999
Beverages	5,394,499	—	—	5,394,499
Biotechnology	18,736,765	—	—	18,736,765
Chemicals	16,133,327	1,747,005	—	17,880,332
Coal	11,066,533	—	—	11,066,533
Commercial Services	50,413,066	—	—	50,413,066
Computers	23,558,073	—	—	23,558,073
Cosmetics/Personal Care	5,597,549	—	—	5,597,549
Distribution/Wholesale	6,162,967	—	—	6,162,967
Diversified Financial Services	24,216,626	—	—	24,216,626
Electric	5,929,355	—	—	5,929,355
Electrical Components & Equipment	3,653,360	—	—	3,653,360
Electronics	25,410,526	—	—	25,410,526

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Common Stock (continued)
Energy - Alternate Sources	$1,719,580	$—	$—	$1,719,580
Engineering & Construction	10,876,944	—	—	10,876,944
Entertainment	4,956,343	—	—	4,956,343
Environmental Control	7,473,781	—	—	7,473,781
Food	13,578,546	—	—	13,578,546
Healthcare - Products	40,965,241	—	—	40,965,241
Healthcare - Services	18,816,355	—	—	18,816,355
Home Builders	2,774,105	—	—	2,774,105
Household Products/Wares	7,050,150	—	—	7,050,150
Insurance	11,447,485	—	—	11,447,485
Internet	22,854,171	—	—	22,854,171
Iron/Steel	5,501,549	—	—	5,501,549
Leisure Time	1,502,000	—	—	1,502,000
Lodging	9,663,174	—	—	9,663,174
Machinery - Construction & Mining	4,054,519	—	—	4,054,519
Machinery - Diversified	13,579,894	—	—	13,579,894
Media	16,510,758	—	—	16,510,758
Metal Fabricate/Hardware	7,616,440	—	—	7,616,440
Mining	8,786,070	—	—	8,786,070
Miscellaneous Manufacturing	7,916,016	—	—	7,916,016
Oil & Gas	27,381,249	—	—	27,381,249
Oil & Gas Services	17,735,739	—	—	17,735,739
Pharmaceuticals	11,241,001	—	—	11,241,001
Retail	57,496,783	—	—	57,496,783
Semiconductors	48,753,932	—	—	48,753,932
Software	41,968,716	—	—	41,968,716
Telecommunications	18,643,156	—	—	18,643,156
Toys/Games/Hobbies	1,724,274	—	—	1,724,274
Transportation	11,094,876	—	—	11,094,876
Total Common Stock	698,116,032	1,747,005	—	699,863,037
Real Estate Investment Trusts	5,446,521	—	—	5,446,521
Short-Term Investments	31,364,735	—	1,907,814	33,272,549
Total Investments, at value	$734,927,288	$1,747,005	$1,907,814	$738,582,107

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,907,814	$—	$1,907,814
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,907,814	$—	$1,907,814

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 99.9%
		Apparel: 0.8%
114,300		Nike, Inc.	$7,551,801
			7,551,801
		Auto Manufacturers: 0.6%
154,700		Paccar, Inc.	5,610,969
			5,610,969
		Banks: 7.1%
147,200		Bank of America Corp.	2,216,832
60,400		Goldman Sachs Group, Inc.	10,197,936
460,800		JPMorgan Chase & Co.	19,201,536
286,400		Morgan Stanley	8,477,440
100,600		Northern Trust Corp.	5,271,440
92,500		PNC Financial Services Group, Inc.	4,883,075
67,126		State Street Corp.	2,922,666
398,400		US Bancorp.	8,967,984
273,400		Wells Fargo & Co.	7,379,066
			69,517,975
		Beverages: 1.2%
189,500		PepsiCo, Inc.	11,521,600
			11,521,600
		Biotechnology: 2.7%
86,258	@	Celgene Corp.	4,802,845
388,800	@	Gilead Sciences, Inc.	16,827,264
51,100	@,L	Illumina, Inc.	1,566,215
82,500	@	Vertex Pharmaceuticals, Inc.	3,535,125
			26,731,449
		Chemicals: 1.8%
71,600		Monsanto Co.	5,853,300
151,200		Praxair, Inc.	12,142,872
			17,996,172
		Commercial Services: 6.1%
151,600		Automatic Data Processing, Inc.	6,491,512
270,600		Companhia Brasileira de Meios de Pagamento	2,384,264
49,800		Mastercard, Inc.	12,747,804
341,200		Visa, Inc.	29,841,352
458,500		Western Union Co.	8,642,725
			60,107,657
		Computers: 8.6%
241,700		Accenture PLC	10,030,550
300,800	@	Apple, Inc.	63,426,688
75,500		Hewlett-Packard Co.	3,889,005
55,300		International Business Machines Corp.	7,238,770
			84,585,013
		Cosmetics/Personal Care: 0.9%
141,780		Procter & Gamble Co.	8,596,121
			8,596,121
		Distribution/Wholesale: 0.3%
78,600	L	Fastenal Co.	3,272,904
			3,272,904

Shares			Value
		Diversified Financial Services: 5.8%
224,400		American Express Co.	$9,092,688
15,400	L	Blackrock, Inc.	3,575,880
461,800		Charles Schwab Corp.	8,691,076
14,900		CME Group, Inc.	5,005,655
79,608		Franklin Resources, Inc.	8,386,703
65,000	@	IntercontinentalExchange, Inc.	7,299,500
415,500		Invesco Ltd.	9,760,095
282,300	@	TD Ameritrade Holding Corp.	5,470,974
			57,282,571
		Electronics: 1.2%
168,600	@	Dolby Laboratories, Inc.	8,047,278
590,000		Toshiba Corp.	3,273,851
			11,321,129
		Engineering & Construction: 0.4%
157,500	@	McDermott International, Inc.	3,781,575
			3,781,575
		Environmental Control: 0.4%
153,300		Republic Services, Inc.	4,339,923
			4,339,923
		Food: 0.4%
78,606		Nestle S.A.	3,815,035
			3,815,035
		Healthcare-Products: 1.7%
12,150		Covidien PLC	581,864
32,500	@	Intuitive Surgical, Inc.	9,857,900
118,700		Stryker Corp.	5,978,919
			16,418,683
		Healthcare-Services: 0.3%
50,700	@	WellPoint, Inc.	2,955,303
			2,955,303
		Insurance: 0.5%
177,400		Sun Life Financial, Inc.	5,131,090
			5,131,090
		Internet: 13.2%
241,000	@	Amazon.com, Inc.	32,419,320
17,820	@	Baidu.com ADR	7,328,119
278,540	@	Expedia, Inc.	7,161,263
93,550	@	Google, Inc. - Class A	57,999,129
179,800	@	McAfee, Inc.	7,294,486
22,459	@	Priceline.com, Inc.	4,907,292
594,000		Tencent Holdings Ltd.	12,846,865
			129,956,474
		Leisure Time: 0.2%
66,200	@	Carnival Corp.	2,097,878
			2,097,878
		Lodging: 1.0%
290,611		Marriott International, Inc.	7,919,150
78,500	@,L	MGM Mirage, Inc.	715,920
1,054,800	@,L	Wynn Macau Ltd.	1,299,216
			9,934,286

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.7%
68,900		Deere & Co.	$3,726,801
76,500		Rockwell Automation, Inc.	3,593,970
			7,320,771
		Media: 1.6%
238,000		McGraw-Hill Cos., Inc.	7,975,380
251,300		Walt Disney Co.	8,104,425
			16,079,805
		Metal Fabricate/Hardware: 1.1%
95,200		Precision Castparts Corp.	10,505,320
			10,505,320
		Mining: 1.1%
45,000		Agnico-Eagle Mines Ltd.	2,430,000
217,747		BHP Billiton Ltd.	8,332,442
			10,762,442
		Miscellaneous Manufacturing: 3.8%
88,200		3M Co.	7,291,494
397,600		Danaher Corp.	29,899,520
			37,191,014
		Oil & Gas: 4.0%
81,200		EOG Resources, Inc.	7,900,760
55,638		ExxonMobil Corp.	3,793,955
89,000		Murphy Oil Corp.	4,823,800
314,200		Petroleo Brasileiro SA ADR	13,318,938
278,400		Suncor Energy, Inc.	9,830,304
			39,667,757
		Oil & Gas Services: 2.4%
156,500	@	Cameron International Corp.	6,541,700
249,000		Schlumberger Ltd.	16,207,410
37,400		Smith International, Inc.	1,016,158
			23,765,268
		Pharmaceuticals: 8.5%
206,300		Allergan, Inc.	12,998,963
231,000	@	Express Scripts, Inc.	19,969,950
145,700		McKesson Corp.	9,106,250
550,000	@	Medco Health Solutions, Inc.	35,150,500
113,400		Teva Pharmaceutical Industries Ltd. ADR	6,370,812
			83,596,475
		Retail: 6.0%
77,100	@	Autozone, Inc.	12,187,197
216,300	@	Carmax, Inc.	5,245,275
133,200		Costco Wholesale Corp.	7,881,444
99,617	@	Kohl's Corp.	5,372,345
383,800		Lowe's Cos., Inc.	8,977,082
94,500	@	O'Reilly Automotive, Inc.	3,602,340
459,700	@	Starbucks Corp.	10,600,682
149,100		Yum! Brands, Inc.	5,214,027
			59,080,392
		Semiconductors: 2.5%
158,100	@	Broadcom Corp.	4,972,245
254,900		Intel Corp.	5,199,960
545,500	@	Marvell Technology Group Ltd.	11,319,125
3,743		Samsung Electronics Co. Ltd.	2,566,687
			24,058,017

Shares			Value
		Software: 3.0%
182,600	@	Autodesk, Inc.	$4,639,866
631,825		Microsoft Corp.	19,264,344
76,816	@	Salesforce.com, Inc.	5,666,716
			29,570,926
		Telecommunications: 8.6%
381,300	@	American Tower Corp.	16,475,973
523,600	@	Cisco Systems, Inc.	12,534,984
593,612	@	Crown Castle International Corp.	23,174,612
362,400	@	Juniper Networks, Inc.	9,665,208
81,600	@,L	Leap Wireless International, Inc.	1,432,080
228,700	@	MetroPCS Communications, Inc.	1,744,981
429,500		Qualcomm, Inc.	19,868,670
			84,896,508
		Transportation: 1.4%
183,900		Expeditors International Washington, Inc.	6,386,847
72,400		FedEx Corp.	6,041,780
26,800		Union Pacific Corp.	1,712,520
			14,141,147
Total Common Stock (Cost $818,946,157)			983,161,450
PREFERRED STOCK: 0.4%
		Banks: 0.4%
257,600	@	Bank of America Corp.	3,843,392
Total Preferred Stock (Cost $3,864,000)			3,843,392
Total Long-Term Investments (Cost $822,810,157)			987,004,842
SHORT-TERM INVESTMENTS: 1.2%

	Mutual Fund: 0.4%
3,696,662	T. Rowe Price Reserve Investment Fund	3,696,662
Total Mutual Fund (Cost $3,696,662)		3,696,662

Principal Amount			Value
		Securities Lending Collateralcc: 0.8%
$6,667,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$6,667,000
1,695,725	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,356,580
Total Securities Lending Collateral (Cost $8,362,725)			8,023,580
Total Short-Term Investments (Cost $12,059,387)			11,720,242

Total Investments in Securities (Cost $834,869,544)*	101.5%	$998,725,084
Other Assets and Liabilities - Net	(1.5)	(14,512,781)
Net Assets	100.0%	$984,212,303

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $845,688,006.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$164,712,956
Gross Unrealized Depreciation	(11,675,878)
Net Unrealized Appreciation	$153,037,078

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Apparel	$7,551,801	$—	$—	$7,551,801
Auto Manufacturers	5,610,969	—	—	5,610,969
Banks	69,517,975	—	—	69,517,975
Beverages	11,521,600	—	—	11,521,600
Biotechnology	26,731,449	—	—	26,731,449
Chemicals	17,996,172	—	—	17,996,172
Commercial Services	60,107,657	—	—	60,107,657
Computers	84,585,013	—	—	84,585,013
Cosmetics/Personal Care	8,596,121	—	—	8,596,121
Distribution/Wholesale	3,272,904	—	—	3,272,904
Diversified Financial Services	57,282,571	—	—	57,282,571
Electronics	8,047,278	3,273,851	—	11,321,129
Engineering & Construction	3,781,575	—	—	3,781,575
Environmental Control	4,339,923	—	—	4,339,923
Food	—	3,815,035	—	3,815,035
Healthcare - Products	16,418,683	—	—	16,418,683
Healthcare - Services	2,955,303	—	—	2,955,303
Insurance	5,131,090	—	—	5,131,090
Internet	117,109,609	12,846,865	—	129,956,474
Leisure Time	2,097,878	—	—	2,097,878
Lodging	9,934,286	—	—	9,934,286
Machinery - Diversified	7,320,771	—	—	7,320,771
Media	16,079,805	—	—	16,079,805
Metal Fabricate/Hardware	10,505,320	—	—	10,505,320
Mining	2,430,000	8,332,442	—	10,762,442
Miscellaneous Manufacturing	37,191,014	—	—	37,191,014
Oil & Gas	39,667,757	—	—	39,667,757
Oil & Gas Services	23,765,268	—	—	23,765,268
Pharmaceuticals	83,596,475	—	—	83,596,475
Retail	59,080,392	—	—	59,080,392
Semiconductors	21,491,330	2,566,687	—	24,058,017
Software	29,570,926	—	—	29,570,926
Telecommunications	84,896,508	—	—	84,896,508
Transportation	14,141,147	—	—	14,141,147
Total Common Stock	952,326,570	30,834,880	—	983,161,450
Preferred Stock	—	3,843,392	—	3,843,392
Short-Term Investments	10,363,662	—	1,356,580	11,720,242
Total Investments, at value	$962,690,232	$34,678,272	$1,356,580	$998,725,084

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE   PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,356,580	$—	$1,356,580
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,356,580	$—	$1,356,580

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 92.0%
		Austria: 0.7%
256,510		Telekom Austria AG	$3,661,603
			3,661,603
		Bermuda: 0.9%
68,150		PartnerRe Ltd.	5,088,079
			5,088,079
		Brazil: 2.4%
164,300		Empresa Brasileira de Aeronautica SA ADR	3,632,673
154,914		Petroleo Brasileiro SA ADR	7,386,300
87,870		Vale S.A. ADR	2,180,933
			13,199,906
		China: 2.4%
585,500		China Shenhua Energy Co. Ltd.	2,842,198
19,412,000		China Telecom Corp. Ltd.	8,027,190
4,728,000		Shanghai Electric Group Co. Ltd.	2,173,939
			13,043,327
		Denmark: 0.5%
45,230	@	Vestas Wind Systems A/S	2,753,729
			2,753,729
		France: 10.9%
69,160		Accor S.A.	3,784,577
343,231		AXA S.A.	8,058,708
87,520		Capgemini S.A.	3,992,674
83,320		Compagnie Generale des Etablissements Michelin	6,381,376
366,040		France Telecom S.A.	9,146,699
100,626		Gaz de France	4,359,218
125,078		Sanofi-Aventis	9,836,480
139,588		Total S.A.	8,965,721
149,190		Vivendi	4,427,915
			58,953,368
		Germany: 11.5%
125,990		Bayerische Motoren Werke AG	5,735,347
207,740		Celesio AG	5,260,050
342,490		Deutsche Post AG	6,619,232
196,232		E.ON AG	8,236,648
896,014	@	Infineon Technologies AG	4,984,864
50,780		MAN AG	3,940,127
60,160		Merck KGaA	5,641,066
33,450		Muenchener Rueckversicherungs AG	5,210,158
168,656		SAP AG	8,040,354
92,413		Siemens AG	8,480,815
			62,148,661
		Hong Kong: 1.6%
223,900		Cheung Kong Holdings Ltd. ADR	2,870,398
342,000		China Mobile Ltd.	3,182,142
362,000		Hutchison Whampoa Ltd.	2,476,754
			8,529,294
		India: 3.5%
217,608		Housing Development Finance Corp.	12,450,450
175,470		ICICI Bank Ltd. ADR	6,616,974
			19,067,424

Shares			Value
		Italy: 3.4%
337,008		ENI S.p.A.	$8,582,170
1,191,431	@	Intesa Sanpaolo S.p.A.	5,361,462
1,299,977	@	UniCredito Italiano S.p.A.	4,346,806
			18,290,438
		Japan: 2.4%
84,900		Fuji Photo Film Co. Ltd.	2,564,036
911,700		Mitsubishi UFJ Financial Group, Inc.	4,490,839
15,100		Nintendo Co. Ltd.	3,606,439
80,400		Sony Corp.	2,337,370
			12,998,684
		Netherlands: 5.0%
39,520		Akzo Nobel NV	2,620,762
262,995		Koninklijke Philips Electronics NV	7,773,949
248,160		Royal Dutch Shell PLC - Class B	7,227,205
237,282		SBM Offshore NV	4,655,495
145,210		Unilever NV	4,726,116
			27,003,527
		Norway: 2.6%
203,160		Statoil ASA	5,066,734
623,020	@	Telenor ASA	8,703,401
			13,770,135
		Portugal: 1.1%
505,830		Portugal Telecom SGPS S.A.	6,172,177
			6,172,177
		Singapore: 3.6%
929,500		DBS Group Holdings Ltd.	10,104,577
2,130,000		Singapore Telecommunications Ltd.	4,691,572
323,000		United Overseas Bank Ltd.	4,496,080
			19,292,229
		South Korea: 2.8%
113,628		KB Financial Group, Inc. ADR	5,777,984
26,683	@,#	Samsung Electronics Co. Ltd. GDR	9,154,220
			14,932,204
		Spain: 5.1%
358,610		Banco Santander Central Hispano S.A.	5,925,905
578,470		Iberdrola S.A.	5,543,334
117,777		Repsol YPF S.A.	3,160,495
462,502		Telefonica S.A.	12,944,976
			27,574,710
		Sweden: 3.2%
431,840		Atlas Copco AB - Class A	6,347,992
597,770		Nordea Bank AB	6,070,730
524,690		Telefonaktiebolaget LM Ericsson	4,830,323
			17,249,045
		Switzerland: 8.9%
112,529		Adecco S.A.	6,207,660
72,250		Lonza Group AG	5,090,666
228,840		Nestle S.A.	11,106,437
186,666		Novartis AG	10,193,689
25,820		Roche Holding AG - Genusschein	4,415,552

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Switzerland (continued)
159,961		Swiss Reinsurance	$7,662,875
204,402	@	UBS AG - Reg	3,182,994
			47,859,873
		Taiwan: 1.3%
900	@,#	Compal Electronics, Inc. GDR	6,240
1,507,251		Taiwan Semiconductor Manufacturing Co. Ltd.	3,037,826
321,906		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,682,605
			6,726,671
		United Kingdom: 18.2%
722,860		Aviva PLC	4,598,211
950,830		BAE Systems PLC	5,503,091
822,880		BP PLC	7,945,860
920,580	@	British Airways PLC	2,768,769
448,760		British Sky Broadcasting PLC	4,053,558
651,187		Burberry Group PLC	6,254,392
460,047		GlaxoSmithKline PLC	9,755,688
1,918,464		Hays PLC	3,208,094
714,000		HSBC Holdings PLC	8,121,706
1,391,965		Kingfisher PLC	5,124,105
495,890		Marks & Spencer Group PLC	3,203,917
281,950		Pearson PLC	4,042,583
213,307		Rexam PLC	997,184
977,670	@	Rolls-Royce Group PLC	7,613,517
26,434,800	@,I	Rolls-Royce Group PLC - C Shares	42,697
176,843		Smiths Group PLC	2,882,875
265,208		Standard Chartered PLC	6,695,402
915,940		Tesco PLC	6,318,862
3,289,366		Vodafone Group PLC	7,617,210
75,976	@	Wolseley PLC	1,520,799
			98,268,520
		Total Common Stock (Cost $491,816,347)	496,583,604
Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.3%
		U.S. Government Agency Obligations: 8.3%
$44,555,000	Z	Federal Home Loan Bank, 0.028%, due 01/04/10	$44,554,995
Total Short-Term Investments (Cost $44,554,995)			44,554,995

Total Investments in Securities (Cost $536,371,342)*	100.3%	$541,138,599
Other Assets and Liabilities - Net	(0.3)	(1,627,318)
Net Assets	100.0%	$539,511,281

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $539,195,544.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,987,684
Gross Unrealized Depreciation	(45,044,629)
Net Unrealized Appreciation	$1,943,055
Industry	Percentage of Net Assets
Aerospace/Defense	3.1%
Airlines	0.5
Apparel	1.2
Auto Manufacturers	1.1
Auto Parts & Equipment	1.2
Banks	12.1
Chemicals	1.4
Coal	0.5
Commercial Services	1.7
Computers	0.7
Distribution/Wholesale	0.3
Diversified Financial Services	3.4
Electric	3.4
Electrical Components & Equipment	0.5
Electronics	1.4
Food	4.1
Holding Companies - Diversified	0.5
Home Furnishings	0.4
Insurance	5.7
Lodging	0.7
Machinery - Construction & Mining	1.2
Machinery - Diversified	1.1
Media	2.3
Mining	0.4
Miscellaneous Manufacturing	2.6
Oil & Gas	8.9
Oil & Gas Services	0.9
Packaging & Containers	0.2
Pharmaceuticals	8.4
Real Estate	0.5
Retail	1.5
Semiconductors	3.9
Software	1.5
Telecommunications	12.8
Toys/Games/Hobbies	0.7
Transportation	1.2
Short-Term Investments	8.3
Other Assets and Liabilities - Net	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Austria	$—	$3,661,603	$—	$3,661,603
Bermuda	5,088,079	—	—	5,088,079
Brazil	13,199,906	—	—	13,199,906
China	—	13,043,327	—	13,043,327
Denmark	—	2,753,729	—	2,753,729
France	—	58,953,368	—	58,953,368
Germany	—	62,148,661	—	62,148,661
Hong Kong	2,870,398	5,658,896	—	8,529,294
India	6,616,974	12,450,450	—	19,067,424
Italy	—	18,290,438	—	18,290,438
Japan	—	12,998,684	—	12,998,684
Netherlands	—	27,003,527	—	27,003,527
Norway	—	13,770,135	—	13,770,135
Portugal	—	6,172,177	—	6,172,177
Singapore	—	19,292,229	—	19,292,229
South Korea	14,932,204	—	—	14,932,204
Spain	—	27,574,710	—	27,574,710
Sweden	—	17,249,045	—	17,249,045
Switzerland	—	47,859,873	—	47,859,873
Taiwan	3,688,845	3,037,826	—	6,726,671
United Kingdom	—	98,268,520	—	98,268,520
Total Common Stock	46,396,406	450,187,198	—	496,583,604
Short-Term Investments	—	44,554,995	—	44,554,995
Total Investments, at value	$46,396,406	$494,742,193	$—	$541,138,599

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#   The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 86.3%
		Aerospace/Defense: 2.0%
91,227		Boeing Co.	$4,938,118
			4,938,118
		Banks: 7.2%
215,401		Fifth Third Bancorp.	2,100,160
12,498		Goldman Sachs Group, Inc.	2,110,162
575,488		Keycorp	3,193,958
814,052		Mitsubishi UFJ Financial Group, Inc.	4,009,846
271,580		US Bancorp.	6,113,266
			17,527,392
		Biotechnology: 1.3%
72,590	@	Gilead Sciences, Inc.	3,141,695
			3,141,695
		Chemicals: 2.5%
76,000		Monsanto Co.	6,213,000
			6,213,000
		Commercial Services: 3.0%
110,310		Paychex, Inc.	3,379,898
46,443		Visa, Inc.	4,061,905
			7,441,803
		Computers: 4.3%
579,147	@	Dell, Inc.	8,316,548
196,652	@	NCR Corp.	2,188,737
			10,505,285
		Electric: 3.1%
92,123		Entergy Corp.	7,539,346
			7,539,346
		Electronics: 3.3%
170,194	@	Thermo Fisher Scientific, Inc.	8,116,552
			8,116,552
		Healthcare-Products: 2.1%
109,275	@	Varian Medical Systems, Inc.	5,119,534
			5,119,534
		Healthcare-Services: 1.1%
71,681	@	Community Health Systems, Inc.	2,551,844
			2,551,844
		Insurance: 8.0%
113,727	@	ACE Ltd.	5,731,841
238,300		Hartford Financial Services Group, Inc.	5,542,858
56,851		Swiss Reinsurance	2,723,427
107,088		Transatlantic Holdings, Inc.	5,580,356
			19,578,482
		Iron/Steel: 2.5%
111,057		United States Steel Corp.	6,121,462
			6,121,462
		Leisure Time: 1.1%
109,446	@	Life Time Fitness, Inc.	2,728,489
			2,728,489

Shares			Value
		Media: 7.6%
446,228		Comcast Corp. - Special Class A	$7,144,110
186,471	@	DIRECTV	6,218,808
246,925	@	Dish Network Corp.	5,128,632
			18,491,550
		Oil & Gas: 8.5%
162,192		ConocoPhillips	8,283,146
263,685		Marathon Oil Corp.	8,232,246
172,234		OAO Gazprom ADR	4,349,276
			20,864,668
		Oil & Gas Services: 1.8%
164,600		Smith International, Inc.	4,472,182
			4,472,182
		Pharmaceuticals: 4.6%
178,750		Eli Lilly & Co.	6,383,163
28,700		Roche Holding AG - Genusschein	4,908,070
			11,291,233
		Retail: 0.3%
501,515	@,L	Rite Aid Corp.	757,288
			757,288
		Semiconductors: 0.9%
239,088	@	ON Semiconductor Corp.	2,106,365
			2,106,365
		Software: 8.3%
93,671	@	Ansys, Inc.	4,070,942
41,709	@	Eclipsys Corp.	772,451
143,437	@	Fiserv, Inc.	6,953,826
276,274		Microsoft Corp.	8,423,594
			20,220,813
		Telecommunications: 12.8%
191,829	@	Amdocs Ltd.	5,472,881
163,181		AT&T, Inc.	4,573,963
642,528		China Mobile Ltd.	5,978,407
147,008		Corning, Inc.	2,838,724
192,396	@	Crown Castle International Corp.	7,511,140
146,687	@,L	Leap Wireless International, Inc.	2,574,357
1,588,800	@	Level 3 Communications, Inc.	2,430,864
			31,380,336
Total Common Stock (Cost $189,898,996)			211,107,437
Principal Amount			Value
CORPORATE BONDS/NOTES: 10.2%
		Banks: 0.8%
$2,732,000		Fifth Third Capital Trust IV, 6.500%, due 04/15/37	$2,008,020
			2,008,020
		Commercial Services: 2.0%
3,016,000		Hertz Global Holdings, Inc., 5.250%, due 06/01/14	4,931,160
			4,931,160

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services: 2.6%
$3,000,000	#	AngloGold Ashanti Holdings Finance PLC, 3.500%, due 05/22/14	$3,405,000
3,925,000	#	Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67	2,914,313
			6,319,313
		Insurance: 2.0%
5,067,000		Hartford Financial Services Group, Inc., 8.125%, due 06/15/38	4,914,990
			4,914,990
		Telecommunications: 2.8%
195,000		Level 3 Communications, Inc., 2.875%, due 07/15/10	190,369
7,000,000		Level 3 Financing, Inc., 9.250%, due 11/01/14	6,650,000
			6,840,369
Total Corporate Bonds/Notes (Cost $17,412,555)			25,013,852
Total Long-Term Investments (Cost $207,311,551)			236,121,289

Shares		Value
SHORT-TERM INVESTMENTS: 4.7%
	Affiliated Mutual Fund: 3.5%
8,528,706	ING Institutional Prime Money Market Fund - Class I	$8,528,706
Total Mutual Fund (Cost $8,528,706)		8,528,706

Principal Amount			Value
		Securities Lending Collateralcc: 1.2%
$2,492,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,492,000
539,803	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	431,842
Total Securities Lending Collateral (Cost $3,031,803)			2,923,842
Total Short-Term Investments (Cost $11,560,509)			11,452,548

Total Investments in Securities (Cost $218,872,060)*	101.2%	$247,573,837
Other Assets and Liabilities - Net	(1.2)	(2,949,935)
Net Assets	100.0%	$244,623,902

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $228,560,362.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,430,673
Gross Unrealized Depreciation	(8,417,198)
Net Unrealized Appreciation	$19,013,475

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)#	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Aerospace/Defense	$4,938,118	$—	$—	$4,938,118
Banks	13,517,546	4,009,846	—	17,527,392
Biotechnology	3,141,695	—	—	3,141,695
Chemicals	6,213,000	—	—	6,213,000
Commercial Services	7,441,803	—	—	7,441,803
Computers	10,505,285	—	—	10,505,285
Electric	7,539,346	—	—	7,539,346
Electronics	8,116,552	—	—	8,116,552
Healthcare - Products	5,119,534	—	—	5,119,534
Healthcare - Services	2,551,844	—	—	2,551,844
Insurance	16,855,055	2,723,427	—	19,578,482
Iron/Steel	6,121,462	—	—	6,121,462
Leisure Time	2,728,489	—	—	2,728,489
Media	18,491,550	—	—	18,491,550
Oil & Gas	16,515,392	4,349,276	—	20,864,668
Oil & Gas Services	4,472,182	—	—	4,472,182
Pharmaceuticals	6,383,163	4,908,070	—	11,291,233
Retail	757,288	—	—	757,288
Semiconductors	2,106,365	—	—	2,106,365
Software	20,220,813	—	—	20,220,813
Telecommunications	25,401,929	5,978,407	—	31,380,336
Total Common Stock	189,138,411	21,969,026	—	211,107,437
Corporate Bonds/Notes	—	25,013,852	—	25,013,852
Short-Term Investments	11,020,706	—	431,842	11,452,548
Total Investments, at value	$200,159,117	$46,982,878	$431,842	$247,573,837

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$431,842	$—	$431,842
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$431,842	$—	$431,842

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 98.2%
		Advertising: 2.2%
244,800	@	Interpublic Group of Cos., Inc.	$1,806,624
55,500		Omnicom Group	2,172,825
			3,979,449
		Aerospace/Defense: 2.1%
57,400		General Dynamics Corp.	3,912,958
			3,912,958
		Airlines: 0.9%
141,300		Southwest Airlines Co.	1,615,059
			1,615,059
		Auto Manufacturers: 1.6%
81,250		Paccar, Inc.	2,946,938
			2,946,938
		Auto Parts & Equipment: 1.0%
56,200		BorgWarner, Inc.	1,866,964
			1,866,964
		Banks: 9.1%
149,900		Bank of America Corp.	2,257,494
79,692		Bank of New York Mellon Corp.	2,228,985
20,000		City National Corp.	912,000
113,000		JPMorgan Chase & Co.	4,708,710
66,800		Morgan Stanley	1,977,280
166,000		Wells Fargo & Co.	4,480,340
			16,564,809
		Beverages: 2.0%
59,900		PepsiCo, Inc.	3,641,920
			3,641,920
		Biotechnology: 2.5%
37,200	@	Amgen, Inc.	2,104,404
26,400	@	Genzyme Corp.	1,293,864
15,200	@	Millipore Corp.	1,099,720
			4,497,988
		Chemicals: 1.2%
26,400		Monsanto Co.	2,158,200
			2,158,200
		Coal: 1.0%
42,200		Peabody Energy Corp.	1,907,862
			1,907,862
		Computers: 5.6%
22,300	@	Apple, Inc.	4,702,178
75,700		Hewlett-Packard Co.	3,899,307
91,100		Seagate Technology, Inc.	1,657,109
			10,258,594
		Cosmetics/Personal Care: 4.4%
61,200		Avon Products, Inc.	1,927,800
36,000		Estee Lauder Cos., Inc.	1,740,960
72,200		Procter & Gamble Co.	4,377,486
			8,046,246
		Diversified Financial Services: 1.0%
128,600		Discover Financial Services	1,891,706
			1,891,706

Shares			Value
		Electric: 5.2%
86,300		American Electric Power Co., Inc.	$3,002,377
217,900	@	Dynegy, Inc. - Class A	394,399
69,700		Exelon Corp.	3,406,239
44,000		FirstEnergy Corp.	2,043,800
37,500		Pepco Holdings, Inc.	631,875
			9,478,690
		Food: 0.7%
45,000		Sysco Corp.	1,257,300
			1,257,300
		Healthcare-Products: 4.8%
106,000		Covidien PLC	5,076,340
84,900		Medtronic, Inc.	3,733,902
			8,810,242
		Healthcare-Services: 1.7%
99,600		UnitedHealth Group, Inc.	3,035,808
			3,035,808
		Household Products/Wares: 1.5%
62,000		Fortune Brands, Inc.	2,678,400
			2,678,400
		Insurance: 3.7%
30,200		ACE Ltd.	1,522,080
59,700		Aflac, Inc.	2,761,125
99,200		Principal Financial Group, Inc.	2,384,768
			6,667,973
		Leisure Time: 1.3%
77,100	@	Carnival Corp.	2,443,299
			2,443,299
		Media: 3.5%
246,100		Comcast Corp. - Class A	4,149,246
72,700	@	Viacom - Class B	2,161,371
			6,310,617
		Miscellaneous Manufacturing: 2.9%
72,600		Illinois Tool Works, Inc.	3,484,074
51,000		Pall Corp.	1,846,200
			5,330,274
		Oil & Gas: 9.4%
51,000		Chevron Corp.	3,926,490
15,200		EOG Resources, Inc.	1,478,960
49,500		ExxonMobil Corp.	3,375,405
37,400		Hess Corp.	2,262,700
65,100		Marathon Oil Corp.	2,032,422
33,300		Noble Corp.	1,355,310
53,200	@	Ultra Petroleum Corp.	2,652,552
			17,083,839
		Oil & Gas Services: 1.4%
61,300		Baker Hughes, Inc.	2,481,424
			2,481,424
		Packaging & Containers: 0.5%
18,600		Ball Corp.	961,620
			961,620

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Pharmaceuticals: 6.4%
46,700		Allergan, Inc.	$2,942,567
21,500	@	Medco Health Solutions, Inc.	1,374,065
78,500		Merck & Co., Inc.	2,868,390
249,700		Pfizer, Inc.	4,542,043
			11,727,065
		Pipelines: 1.5%
127,638		Williams Cos., Inc.	2,690,609
			2,690,609
		Retail: 2.6%
78,100		Lowe's Cos., Inc.	1,826,759
54,700		Wal-Mart Stores, Inc.	2,923,715
			4,750,474
		Semiconductors: 4.0%
69,700	@	Broadcom Corp.	2,192,065
61,000		Intersil Corp.	935,740
41,100		KLA-Tencor Corp.	1,486,176
85,900	@	Marvell Technology Group Ltd.	1,782,425
56,600		National Semiconductor Corp.	869,376
			7,265,782
		Software: 6.3%
87,300	@	Autodesk, Inc.	2,218,293
39,400	@	Intuit, Inc.	1,209,974
177,600		Microsoft Corp.	5,415,024
60,700	@	VMware, Inc.	2,572,466
			11,415,757
		Telecommunications: 3.0%
97,600		AT&T, Inc.	2,735,728
60,600		Qualcomm, Inc.	2,803,356
			5,539,084
		Transportation: 3.2%
51,500		FedEx Corp.	4,297,675
38,200		Ryder System, Inc.	1,572,694
			5,870,369
Total Common Stock (Cost $154,027,726)			179,087,319
EXCHANGE-TRADED FUNDS: 0.6%
		Exchange-Traded Funds: 0.6%
10,000	L	SPDR Trust Series 1	1,114,400
Total Exchange-Traded Funds (Cost $1,092,187)			1,114,400
Total Long-Term Investments (Cost $155,119,913)			180,201,719
SHORT-TERM INVESTMENTS: 2.0%

	Affiliated Mutual Fund: 1.5%
2,705,607	ING Institutional Prime Money Market Fund - Class I	2,705,607
Total Mutual Fund (Cost $2,705,607)		2,705,607

Principal Amount			Value
		Securities Lending Collateralcc: 0.5%
$318,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$318,000
818,750	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	655,000
Total Securities Lending Collateral (Cost $1,136,750)			973,000
Total Short-Term Investments (Cost $3,842,357)			3,678,607

Total Investments in Securities (Cost $158,962,270)*	100.8%	$183,880,326
Other Assets and Liabilities - Net	(0.8)	(1,503,675)
Net Assets	100.0%	$182,376,651

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $165,510,199.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,949,720
Gross Unrealized Depreciation	(5,579,593)
Net Unrealized Appreciation	$18,370,127

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$179,087,319	$—	$—	$179,087,319
Exchange-Traded Funds	1,114,400	—	—	1,114,400
Short-Term Investments	3,023,607	—	655,000	3,678,607
Total Investments, at value	$183,225,326	$—	$655,000	$183,880,326

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$655,000	$—	$655,000
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$655,000	$—	$655,000

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.
^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 97.7%
		Agriculture: 1.9%
131,416		Altria Group, Inc.	$2,579,696
67,643		Philip Morris International, Inc.	3,259,716
			5,839,412
		Banks: 11.8%
383,229		Bank of America Corp.	5,771,429
221,225		Bank of New York Mellon Corp.	6,187,663
616,300		Citigroup, Inc.	2,039,953
14,120		Goldman Sachs Group, Inc.	2,384,021
225,121		JPMorgan Chase & Co.	9,380,792
70,607		PNC Financial Services Group, Inc.	3,727,344
28,300		State Street Corp.	1,232,182
91,533		US Bancorp.	2,060,408
118,648		Wells Fargo & Co.	3,202,310
			35,986,102
		Beverages: 1.7%
73,627		Coca-Cola Co.	4,196,739
35,715		Dr Pepper Snapple Group, Inc.	1,010,735
			5,207,474
		Chemicals: 0.7%
58,530		EI Du Pont de Nemours & Co.	1,970,705
			1,970,705
		Commercial Services: 0.3%
50,700		Western Union Co.	955,695
			955,695
		Computers: 2.9%
42,160		Accenture PLC	1,749,640
197,440	@	Dell, Inc.	2,835,238
81,057		Hewlett-Packard Co.	4,175,246
			8,760,124
		Cosmetics/Personal Care: 0.4%
21,800		Procter & Gamble Co.	1,321,734
			1,321,734
		Electrical Components & Equipment: 0.6%
43,920		Emerson Electric Co.	1,870,992
			1,870,992
		Food: 4.4%
29,073		Cadbury PLC ADR	1,494,061
226,307		Kraft Foods, Inc.	6,151,024
175,710		Unilever NV ADR	5,680,704
			13,325,789
		Forest Products & Paper: 3.0%
337,786		International Paper Co.	9,045,909
			9,045,909
		Gas: 0.5%
24,900		Sempra Energy	1,393,902
			1,393,902
		Healthcare-Products: 1.1%
354,501	@,L	Boston Scientific Corp.	3,190,509
			3,190,509

Shares			Value
		Healthcare-Services: 1.5%
78,450		UnitedHealth Group, Inc.	$2,391,156
38,698	@	WellPoint, Inc.	2,255,706
			4,646,862
		Insurance: 10.9%
31,487		Aflac, Inc.	1,456,274
860	@	Berkshire Hathaway, Inc. - Class B	2,825,960
320,522		Chubb Corp.	15,763,272
106,509		Metlife, Inc.	3,765,093
54,519		Torchmark Corp.	2,396,110
136,159		Travelers Cos., Inc.	6,788,888
			32,995,597
		Internet: 3.6%
364,579	@	eBay, Inc.	8,582,190
138,914	@	Yahoo!, Inc.	2,330,977
			10,913,167
		Media: 13.0%
728,636		Comcast Corp. - Class A	12,284,800
108,490	@	DIRECTV	3,618,142
297,738	L	News Corp. - Class B	4,739,989
83,858	@	Time Warner Cable, Inc.	3,470,883
147,522		Time Warner, Inc.	4,298,791
377,004	@	Viacom - Class B	11,208,329
			39,620,934
		Mining: 1.2%
232,195		Alcoa, Inc.	3,742,983
			3,742,983
		Miscellaneous Manufacturing: 2.6%
254,405		General Electric Co.	3,849,148
39,100		Honeywell International, Inc.	1,532,720
67,000		Ingersoll-Rand PLC	2,394,580
			7,776,448
		Oil & Gas: 5.7%
42,309		BP PLC ADR	2,452,653
70,211		Chevron Corp.	5,405,545
81,209		ConocoPhillips	4,147,344
42,900		Royal Dutch Shell PLC ADR - Class A	2,578,719
43,099		Total SA ADR	2,760,060
			17,344,321
		Oil & Gas Services: 2.2%
177,669		Halliburton Co.	5,346,060
47,900		Smith International, Inc.	1,301,443
			6,647,503
		Pharmaceuticals: 12.4%
43,138		Abbott Laboratories	2,329,021
291,400		Bristol-Myers Squibb Co.	7,357,850
164,160		Cardinal Health, Inc.	5,292,518
98,237		Eli Lilly & Co.	3,508,043
35,927		GlaxoSmithKline PLC ADR	1,517,916
10,910		Mead Johnson Nutrition Co.	476,767
170,613		Merck & Co., Inc.	6,234,199
478,543		Pfizer, Inc.	8,704,697
57,760		Roche Holding AG ADR	2,437,472
			37,858,483

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Retail: 7.2%
111,372		CVS Caremark Corp.	$3,587,292
111,590		Home Depot, Inc.	3,228,299
68,497		JC Penney Co., Inc.	1,822,705
129,526		Lowe's Cos., Inc.	3,029,613
121,177		Macy's, Inc.	2,030,927
24,784		Target Corp.	1,198,802
133,344		Wal-Mart Stores, Inc.	7,127,237
			22,024,875
		Semiconductors: 2.1%
215,874		Intel Corp.	4,403,830
57,772		KLA-Tencor Corp.	2,089,036
			6,492,866
		Software: 0.4%
37,641		Microsoft Corp.	1,147,674
			1,147,674
		Telecommunications: 5.6%
161,735		AT&T, Inc.	4,533,432
159,336	@	Cisco Systems, Inc.	3,814,504
200,213		Verizon Communications, Inc.	6,633,057
90,300		Vodafone Group PLC ADR	2,085,027
			17,066,020
Total Common Stock (Cost $259,585,442)			297,146,080
PREFERRED STOCK: 0.2%
		Banks: 0.2%
49,000	@	Bank of America Corp.	731,080
Total Preferred Stock (Cost $735,000)			731,080
Total Long-Term Investments (Cost $260,320,442)			297,877,160

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc: 1.6%
$4,047,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$4,047,000
966,595	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	773,276
Total Short-Term Investments (Cost $5,013,595)			4,820,276

Total Investments in Securities (Cost $265,334,037)*	99.5%	$302,697,436
Other Assets and Liabilities - Net	0.5	1,436,323
Net Assets	100.0%	$304,133,759

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

I  Illiquid security

*  Cost for federal income tax purposes is $307,396,255.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,928,668
Gross Unrealized Depreciation	(6,627,487)
Net Unrealized Depreciation	$(4,698,819)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$297,146,080	$—	$—	$297,146,080
Preferred Stock	—	731,080	—	731,080
Short-Term Investments	4,047,000	—	773,276	4,820,276
Total Investments, at value	$301,193,080	$731,080	$773,276	$302,697,436

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$773,276	$—	$773,276
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$773,276	$—	$773,276

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 63.7%
		Aerospace/Defense: 0.3%
39,000		General Dynamics Corp.	$2,658,630
			2,658,630
		Auto Manufacturers: 0.1%
67,200	@	Ford Motor Co.	672,000
			672,000
		Banks: 8.5%
643,500		Bank of America Corp.	9,691,110
138,900		BB&T Corp.	3,523,893
1,143,500		Citigroup, Inc.	3,784,985
294,100		Fifth Third Bancorp.	2,867,475
120,695	@	First Horizon National Corp.	1,617,313
628,003	S	JPMorgan Chase & Co.	26,168,885
186,329		PNC Financial Services Group, Inc.	9,836,308
69,400		State Street Corp.	3,021,676
103,200		US Bancorp.	2,323,032
185,800		Wells Fargo & Co.	5,014,742
			67,849,419
		Beverages: 0.6%
89,260		Coca-Cola Co.	5,087,820
			5,087,820
		Chemicals: 1.8%
108,470	S	Bayer AG ADR	8,655,906
213,200		Dow Chemical Co.	5,890,716
			14,546,622
		Commercial Services: 0.8%
62,644		Manpower, Inc.	3,419,110
97,000		Robert Half International, Inc.	2,592,810
			6,011,920
		Computers: 1.7%
196,800	@	Dell, Inc.	2,826,048
207,486		Hewlett-Packard Co.	10,687,604
			13,513,652
		Cosmetics/Personal Care: 0.7%
113,850		Estee Lauder Cos., Inc.	5,505,786
			5,505,786
		Diversified Financial Services: 1.0%
413,605		Charles Schwab Corp.	7,784,046
			7,784,046
		Electric: 3.0%
323,778		American Electric Power Co., Inc.	11,264,237
76,600		Edison International	2,664,148
53,862		Entergy Corp.	4,408,066
115,660		FirstEnergy Corp.	5,372,407
			23,708,858
		Electronics: 0.8%
207,500	@	Agilent Technologies, Inc.	6,447,025
			6,447,025
		Food: 2.6%
401,200		Kraft Foods, Inc.	10,904,616
210,500		Sysco Corp.	5,881,370
128,560		Unilever NV ADR	4,156,345
			20,942,331

Shares			Value
		Healthcare-Products: 1.4%
404,010	@	Boston Scientific Corp.	$3,636,090
157,140		Covidien PLC	7,525,435
			11,161,525
		Healthcare-Services: 0.6%
155,500		UnitedHealth Group, Inc.	4,739,640
			4,739,640
		Home Furnishings: 0.9%
238,000		Sony Corp. ADR	6,902,000
			6,902,000
		Household Products/Wares: 0.3%
71,000		Avery Dennison Corp.	2,590,790
			2,590,790
		Insurance: 4.0%
137,132		Chubb Corp.	6,744,152
698,188	S	Marsh & McLennan Cos., Inc.	15,415,991
32,000		Transatlantic Holdings, Inc.	1,667,520
159,137		Travelers Cos., Inc.	7,934,571
			31,762,234
		Internet: 2.1%
480,160	@	eBay, Inc.	11,302,966
73,281	@	Symantec Corp.	1,310,997
258,700	@	Yahoo!, Inc.	4,340,986
			16,954,949
		Leisure Time: 0.3%
110,351		Harley-Davidson, Inc.	2,780,845
			2,780,845
		Media: 4.5%
446,254		Comcast Corp. - Class A	7,523,842
117,978	@	Time Warner Cable, Inc.	4,883,109
339,378		Time Warner, Inc.	9,889,475
449,842	@	Viacom - Class B	13,373,803
			35,670,229
		Mining: 0.9%
49,900		Freeport-McMoRan Copper & Gold, Inc.	4,006,471
75,680		Newmont Mining Corp.	3,580,421
			7,586,892
		Miscellaneous Manufacturing: 4.8%
168,100		Dover Corp.	6,994,641
934,300		General Electric Co.	14,135,952
114,583		Ingersoll-Rand PLC	4,095,196
57,940		Siemens AG ADR	5,313,098
215,440		Tyco International Ltd.	7,686,899
			38,225,786
		Oil & Gas: 7.6%
179,600		Anadarko Petroleum Corp.	11,210,632
97,260		BP PLC ADR	5,638,162
85,860		ConocoPhillips	4,384,870
79,250		Devon Energy Corp.	5,824,875
105,770		ExxonMobil Corp.	7,212,456
65,400		Hess Corp.	3,956,700
151,820		Occidental Petroleum Corp.	12,350,557
172,950		Royal Dutch Shell PLC ADR - Class A	10,396,025
			60,974,277

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.4%
106,470		Schlumberger Ltd.	$6,930,132
158,100		Smith International, Inc.	4,295,577
			11,225,709
		Pharmaceuticals: 4.7%
79,780		Abbott Laboratories	4,307,322
372,540		Bristol-Myers Squibb Co.	9,406,635
101,420		Cardinal Health, Inc.	3,269,781
175,810		Merck & Co., Inc.	6,424,097
447,400		Pfizer, Inc.	8,138,206
147,740		Roche Holding AG ADR	6,234,628
			37,780,669
		Retail: 3.8%
186,800		Gap, Inc.	3,913,460
315,954		Home Depot, Inc.	9,140,549
59,700	@	Starbucks Corp.	1,376,682
143,400		Walgreen Co.	5,265,648
201,400		Wal-Mart Stores, Inc.	10,764,830
			30,461,169
		Semiconductors: 1.3%
293,757		Intel Corp.	5,992,643
115,140	@	Lam Research Corp.	4,514,639
			10,507,282
		Telecommunications: 2.6%
337,180	@	Cisco Systems, Inc.	8,072,089
169,981		Verizon Communications, Inc.	5,631,471
309,600		Vodafone Group PLC ADR	7,148,664
			20,852,224
		Textiles: 0.3%
101,300		Cintas Corp.	2,638,865
			2,638,865
		Transportation: 0.3%
31,200		FedEx Corp.	2,603,640
			2,603,640
Total Common Stock (Cost $457,715,320)			510,146,834
PREFERRED STOCK: 2.0%
		Agriculture: 0.2%
47,700		Archer-Daniels-Midland Co.	2,080,197
			2,080,197
		Banks: 0.5%
133,000	@	Bank of America Corp.	1,984,360
23,944		Keycorp	1,919,112
			3,903,472
		Diversified Financial Services: 0.2%
35,000	P	Omnicare, Inc.	1,291,850
			1,291,850
		Electric: 0.3%
80,407	@,P	CenterPoint Energy, Inc.	2,187,070
			2,187,070
		Healthcare-Services: 0.2%
1,600	#	Healthsouth Corp.	1,324,400
			1,324,400

Shares			Value
		Household Products/Wares: 0.1%
26,425		Avery Dennison Corp.	$1,022,648
			1,022,648
		Pipelines: 0.5%
107,000	P	El Paso Energy Capital Trust I	3,910,850
			3,910,850
Total Preferred Stock (Cost $16,695,134)			15,720,487
Principal Amount			Value
CORPORATE BONDS/NOTES: 21.3%
		Advertising: 0.5%
$2,333,000		Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	$2,330,084
1,065,000		Interpublic Group of Cos., Inc., 4.750%, due 03/15/23	1,078,313
200,000		WPP Finance UK, 8.000%, due 09/15/14	227,678
			3,636,075
		Aerospace/Defense: 0.5%
3,625,000		L-3 Communications Corp., 3.000%, due 08/01/35	3,824,375
			3,824,375
		Agriculture: 0.1%
220,000		Altria Group, Inc., 9.250%, due 08/06/19	268,545
210,000	#	BAT International Finance PLC, 9.500%, due 11/15/18	267,099
125,000		Bunge Ltd. Finance Corp., 8.500%, due 06/15/19	142,726
285,000		Philip Morris International, Inc., 5.650%, due 05/16/18	300,200
			978,570
		Auto Manufacturers: 0.6%
325,000		Daimler Finance NA, LLC, 7.750%, due 01/18/11	345,621
3,731,000		Ford Motor Co., 4.250%, due 11/15/16	4,696,396
			5,042,017
		Auto Parts & Equipment: 0.3%
2,235,000		BorgWarner, Inc., 3.500%, due 04/15/12	2,830,069
			2,830,069
		Banks: 1.8%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	291,351
950,000	S	Bank of America Corp., 5.650%, due 05/01/18	966,423
585,000		Bank of America Corp., 5.750%, due 12/01/17	599,997
90,000		Bank of America Corp., 7.625%, due 06/01/19	104,296
525,000		Barclays Bank PLC, 6.750%, due 05/22/19	586,636

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$225,000		BB&T Corp., 6.850%, due 04/30/19	$252,803
1,500,000		Citibank NA, 1.750%, due 12/28/12	1,487,877
575,000		Citigroup, Inc., 6.125%, due 11/21/17	580,483
545,000		Citigroup, Inc., 6.125%, due 05/15/18	548,835
725,000		Citigroup, Inc., 8.500%, due 05/22/19	838,589
385,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19	382,971
195,000		Credit Suisse New York, 6.000%, due 02/15/18	204,363
485,000		Credit Suisse/New York NY, 5.300%, due 08/13/19	499,017
700,000		General Motors Acceptance Corp., 2.200%, due 12/19/12	704,642
850,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	911,401
345,000		Goldman Sachs Group, Inc., 6.750%, due 10/01/37	355,746
465,000	#	HBOS PLC, 6.750%, due 05/21/18	432,146
1,420,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	1,528,935
700,000		KeyBank NA, 3.200%, due 06/15/12	727,017
225,000		PNC Funding Corp., 6.700%, due 06/10/19	252,217
215,000	#	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	218,167
305,000		UBS AG, 5.875%, due 12/20/17	313,942
1,285,000		Wells Fargo & Co., 5.625%, due 12/11/17	1,338,735
290,000		Westpac Banking Corp., 4.200%, due 02/27/15	295,116
			14,421,705
		Beverages: 0.1%
300,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	340,549
415,000	#	FBG Finance Ltd., 5.125%, due 06/15/15	430,058
			770,607
		Biotechnology: 2.2%
4,357,000		Amgen, Inc., 0.375%, due 02/01/13	4,406,016
4,200,000	#	Amgen, Inc., 0.375%, due 02/01/13	4,247,250
2,229,000		Amylin Pharmaceuticals, Inc., 3.000%, due 06/15/14	1,749,765
255,000		Biogen Idec, Inc., 6.875%, due 03/01/18	274,899
2,550,000		Life Technologies Corp., 1.500%, due 02/15/24	2,958,000
725,000		Life Technologies Corp., 3.250%, due 06/15/25	859,125
2,941,000		Millipore Corp., 3.750%, due 06/01/26	3,047,611
			17,542,666

Principal Amount			Value
		Building Materials: 0.0%
$120,000	#	Holcim US Finance Sarl & Cie SCS, 6.000%, due 12/30/19	$125,142
			125,142
		Chemicals: 0.0%
75,000		Potash Corp. of Saskatchewan, 4.875%, due 03/30/20	74,144
50,000		Potash Corp. of Saskatchewan, 5.875%, due 12/01/36	49,391
205,000		Potash Corp. of Saskatchewan, 6.500%, due 05/15/19	227,452
			350,987
		Computers: 1.1%
1,264,000		Cadence Design Systems, Inc., 1.375%, due 12/15/11	1,183,420
1,100,000		Cadence Design Systems, Inc., 1.500%, due 12/15/13	895,125
247,000		International Business Machines Corp., 5.600%, due 11/30/39	249,319
1,417,000		NetApp, Inc., 1.750%, due 06/01/13	1,764,165
5,486,000		SanDisk Corp., 1.000%, due 05/15/13	4,601,383
			8,693,412
		Diversified Financial Services: 3.0%
2,419,000		Affiliated Managers Group, Inc., 3.950%, due 08/15/38	2,397,834
635,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	631,827
665,000		American Express Co., 8.125%, due 05/20/19	789,405
260,000		Bear Stearns Cos., Inc., 7.250%, due 02/01/18	298,907
540,000		Capital One Bank USA NA, 8.800%, due 07/15/19	639,168
4,200,000		Citigroup Funding, Inc., 2.250%, due 12/10/12	4,235,956
190,000		Credit Suisse First Boston USA, Inc., 5.125%, due 08/15/15	202,258
375,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	327,480
1,000,000		General Electric Capital Corp., 2.200%, due 06/08/12	1,014,622
4,950,000		General Electric Capital Corp., 2.625%, due 12/28/12	5,044,748
995,000		General Electric Capital Corp., 5.625%, due 05/01/18	1,021,304
160,000		General Electric Capital Corp., 5.875%, due 01/14/38	148,628
500,000		General Electric Capital Corp., 6.000%, due 08/07/19	519,956
385,000	#	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	384,538
150,000		HSBC Finance Corp., 6.375%, due 10/15/11	159,596
775,000		HSBC Finance Corp., 6.750%, due 05/15/11	819,349
50,000		HSBC Finance Corp., 8.000%, due 07/15/10	51,823

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	$170,950
125,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	124,631
285,000		Janus Capital Group, Inc., 3.250%, due 07/15/14	344,850
1,287,000		Jefferies Group, Inc., 3.875%, due 11/01/29	1,277,348
75,000	#	John Hancock Global Funding II, 7.900%, due 07/02/10	77,372
430,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	464,036
2,067,000		NASDAQ OMX Group, Inc., 2.500%, due 08/15/13	1,948,148
200,000	#	Pearson Dollar Finance PLC, 6.250%, due 05/06/18	210,338
690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	694,110
			23,999,182
		Electric: 0.7%
110,000		Consumers Energy Co., 4.000%, due 05/15/10	111,201
330,000	#	Electricite de France, 6.500%, due 01/26/19	371,108
425,000	#	Enel Finance International S.A., 5.125%, due 10/07/19	428,440
575,000		Exelon Generation Co. LLC, 5.200%, due 10/01/19	576,347
375,000		FirstEnergy Solutions Corp., 6.050%, due 08/15/21	379,086
250,000		Nisource Finance Corp., 6.800%, due 01/15/19	267,815
295,000		Ohio Power Co., 6.000%, due 06/01/16	313,166
518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	1,588,318
130,000		PPL Energy Supply LLC, 6.500%, due 05/01/18	135,768
200,000		PPL Energy Supply, LLC, 6.300%, due 07/15/13	215,541
415,000		Progress Energy, Inc., 7.050%, due 03/15/19	465,079
395,000		Virginia Electric and Power Co., 8.875%, due 11/15/38	559,366
			5,411,235
		Electronics: 0.1%
185,000		Agilent Technologies, Inc., 5.500%, due 09/14/15	194,154
155,000		Amphenol Corp., 4.750%, due 11/15/14	155,221
295,000		Koninklijke Philips Electronics NV, 5.750%, due 03/11/18	314,411
			663,786
		Entertainment: 0.4%
2,845,000	#	International Game Technology, 3.250%, due 05/01/14	3,481,569
			3,481,569

Principal Amount			Value
		Environmental Control: 0.1%
$210,000	#	Republic Services, Inc., 5.500%, due 09/15/19	$213,643
230,000		Waste Management, Inc., 6.125%, due 11/30/39	229,345
			442,988
		Food: 0.2%
155,000		ConAgra Foods, Inc., 7.000%, due 10/01/28	166,547
190,000		ConAgra Foods, Inc., 8.250%, due 09/15/30	228,368
135,000		Delhaize America, Inc., 9.000%, due 04/15/31	173,305
235,000		Delhaize Group, 5.875%, due 02/01/14	252,622
100,000		Kraft Foods, Inc., 6.875%, due 02/01/38	105,272
355,000		Kraft Foods, Inc., 6.875%, due 01/26/39	373,950
170,000		Kraft Foods, Inc., 7.000%, due 08/11/37	181,623
270,000		Kroger Co., 3.900%, due 10/01/15	271,820
60,000		Kroger Co., 6.400%, due 08/15/17	65,645
			1,819,152
		Healthcare-Products: 0.1%
1,282,000		Wright Medical Group, Inc., 2.625%, due 12/01/14	1,128,160
			1,128,160
		Healthcare-Services: 0.4%
2,544,000		LifePoint Hospitals, Inc., 3.500%, due 05/15/14	2,381,820
195,000		Quest Diagnostics, 4.750%, due 01/30/20	190,911
465,000	#	Roche Holdings, Inc., 6.000%, due 03/01/19	511,876
265,000		UnitedHealth Group, Inc., 6.000%, due 02/15/18	274,169
55,000		Wellpoint, Inc., 7.000%, due 02/15/19	61,619
			3,420,395
		Insurance: 0.3%
185,000		Ace INA Holdings, Inc., 5.600%, due 05/15/15	198,756
195,000		Allstate Corp., 7.450%, due 05/16/19	226,948
295,000	#	Catlin Insurance Co. Ltd., 7.249%, due 12/31/49	218,300
90,000		Metlife, Inc., 6.750%, due 06/01/16	100,918
300,000		Metlife, Inc., 6.817%, due 08/15/18	334,679
60,000		Metlife, Inc., 7.717%, due 02/15/19	70,627
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	259,037
205,000		Platinum Underwriters Finance, Inc., 7.500%, due 06/01/17	209,952

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$190,000		Principal Financial Group, Inc., 8.875%, due 05/15/19	$219,528
320,000		Prudential Financial, Inc., 4.750%, due 09/17/15	324,887
135,000		Prudential Financial, Inc., 6.625%, due 12/01/37	138,828
85,000		Prudential Financial, Inc., 7.375%, due 06/15/19	95,464
210,000		Reinsurance Group of America, Inc., 6.450%, due 11/15/19	209,689
			2,607,613
		Internet: 0.5%
2,263,000		Symantec Corp., 0.750%, due 06/15/11	2,472,328
1,340,000		Symantec Corp., 1.000%, due 06/15/13	1,509,175
			3,981,503
		Iron/Steel: 0.5%
2,084,000		Allegheny Technologies, Inc., 4.250%, due 06/01/14	2,862,895
720,000		ArcelorMittal, 9.850%, due 06/01/19	932,777
			3,795,672
		Media: 1.3%
550,000		Comcast Corp., 5.700%, due 05/15/18	579,149
420,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	524,609
350,000	#	DirecTV Holdings, LLC, 5.875%, due 10/01/19	356,640
1,862,000	#	Liberty Global, Inc., 4.500%, due 11/15/16	2,029,580
3,692,100		Liberty Media Corp., 3.125%, due 03/30/23	3,733,636
370,000		News America, Inc., 7.850%, due 03/01/39	434,161
1,615,000		Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	1,346,506
80,000		Time Warner Cable, Inc., 6.750%, due 06/15/39	84,059
120,000		Time Warner Cable, Inc., 8.250%, due 04/01/19	143,171
310,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	378,440
160,000		Time Warner, Inc., 5.875%, due 11/15/16	172,966
235,000		Time Warner, Inc., 7.700%, due 05/01/32	276,762
50,000		Viacom, Inc., 5.625%, due 09/15/19	52,303
275,000		Viacom, Inc., 6.875%, due 04/30/36	298,299
175,000	#	Vivendi, 6.625%, due 04/04/18	189,967
			10,600,248
		Mining: 0.1%
85,000	S	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	93,075
435,000		Newmont Mining Corp., 5.125%, due 10/01/19	436,031

Principal Amount		Value
$185,000	Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	$234,525
220,000	Vale Overseas Ltd., 5.625%, due 09/15/19	223,240
70,000	Vale Overseas Ltd., 6.875%, due 11/10/39	70,821
		1,057,692
	Miscellaneous Manufacturing: 0.8%
4,494,000	3M Co., 2.400%, due 11/21/32	4,005,278
285,000	Cooper Industries, Inc., 5.250%, due 11/15/12	306,034
1,110,000	General Electric Co., 5.250%, due 12/06/17	1,136,097
616,000	Textron, Inc., 4.500%, due 05/01/13	995,610
		6,443,019
	Office/Business Equipment: 0.0%
60,000	Xerox Corp., 5.625%, due 12/15/19	60,029
165,000	Xerox Corp., 6.350%, due 05/15/18	172,395
		232,424
	Oil & Gas: 0.2%
250,000	Hess Corp., 6.000%, due 01/15/40	248,416
270,000	Petrobras International Finance Co., 5.750%, due 01/20/20	276,017
280,000	Questar Market Resources, Inc., 6.800%, due 04/01/18	292,249
250,000	Transocean, Inc., 6.000%, due 03/15/18	267,169
395,000	XTO Energy, Inc., 5.500%, due 06/15/18	422,048
30,000	XTO Energy, Inc., 6.500%, due 12/15/18	34,340
		1,540,239
	Oil & Gas Services: 0.2%
896,000	Helix Energy Solutions Group, Inc., 3.250%, due 12/15/25	810,880
470,000	Weatherford International Ltd., 9.625%, due 03/01/19	586,892
		1,397,772
	Pharmaceuticals: 2.2%
2,079,000	Allergan, Inc., 1.500%, due 04/01/26	2,403,844
155,000	AmerisourceBergen Corp., 4.875%, due 11/15/19	153,320
2,743,000	Cephalon, Inc., 2.500%, due 05/01/14	3,075,589
205,000	GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	221,482
80,000	GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	88,936
2,215,000	King Pharmaceuticals, Inc., 1.250%, due 04/01/26	2,062,719
385,000	Medco Health Solutions, Inc., 7.125%, due 03/15/18	433,476

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Pharmaceuticals (continued)
$380,000		Merck & Co., Inc., 5.000%, due 06/30/19	$395,732
3,400,000		Mylan, Inc., 1.250%, due 03/15/12	3,544,500
4,561,000		Omnicare, Inc., 3.250%, due 12/15/35	3,734,319
885,000		Pfizer, Inc., 6.200%, due 03/15/19	985,533
40,000		Wyeth, 5.450%, due 04/01/17	42,697
60,000		Wyeth, 5.500%, due 02/15/16	64,576
135,000		Wyeth, 6.450%, due 02/01/24	150,752
			17,357,475
		Pipelines: 0.3%
135,000		CenterPoint Energy Resources Corp., 6.250%, due 02/01/37	131,288
90,000		CenterPoint Energy Resources Corp., 7.875%, due 04/01/13	101,447
275,000		Energy Transfer Partners, 8.500%, due 04/15/14	317,720
145,000		Enterprise Products Operating L.P., 5.250%, due 01/31/20	143,715
300,000		Enterprise Products Operating L.P., 6.500%, due 01/31/19	324,180
555,000		Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	588,812
240,000		Plains All American Pipeline LP, 6.700%, due 05/15/36	245,531
215,000		Plains All American Pipeline LP, 8.750%, due 05/01/19	253,924
165,000		Spectra Energy Capital, LLC, 7.500%, due 09/15/38	183,248
215,000		Texas Eastern Transmission LP, 7.000%, due 07/15/32	242,374
			2,532,239
		Real Estate: 0.2%
210,000		AvalonBay Communities, Inc., 6.100%, due 03/15/20	214,848
250,000		Boston Properties, Inc., 5.875%, due 10/15/19	251,245
240,000		Brookfield Asset Management, Inc., 7.125%, due 06/15/12	252,082
275,000		Simon Property Group, Inc., 6.750%, due 05/15/14	293,339
300,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19	322,699
			1,334,213
		Retail: 0.2%
69,524	#	CVS Lease Pass-through, 8.353%, due 07/10/31	75,299
408,350		CVS Pass-Through Trust, 6.036%, due 12/10/28	387,506
290,000	S	Home Depot, Inc., 5.875%, due 12/16/36	280,851
260,000		Kohl's Corp., 6.875%, due 12/15/37	295,858
220,000		Yum! Brands, Inc., 5.300%, due 09/15/19	221,384
115,000		Yum! Brands, Inc., 6.250%, due 03/15/18	125,646
			1,386,544

Principal Amount			Value
		Savings & Loans: 0.1%
$430,000	#	Nationwide Building Society, 4.250%, due 02/01/10	$430,154
			430,154
		Semiconductors: 0.7%
205,000		Kla-Tencor Corp., 6.900%, due 05/01/18	216,031
1,927,000	#	Linear Technology Corp., 3.000%, due 05/01/27	1,941,453
939,000		ON Semiconductor Corp., 2.625%, due 12/15/26	1,048,159
2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	2,053,440
			5,259,083
		Telecommunications: 1.4%
245,000		AT&T Corp., 8.000%, due 11/15/31	299,875
270,000		AT&T, Inc., 6.150%, due 09/15/34	267,736
685,000		AT&T, Inc., 6.300%, due 01/15/38	698,078
270,000		Cisco Systems, Inc., 4.950%, due 02/15/19	277,258
70,000		Cisco Systems, Inc., 5.900%, due 02/15/39	71,023
115,000		Corning, Inc., 6.625%, due 05/15/19	125,542
125,000		Deutsche Telekom International Finance BV, 6.000%, due 07/08/19	133,702
245,000		Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	315,942
2,000,000	#	JDS Uniphase Corp., 1.000%, due 05/15/26	1,720,000
3,678,000		Lucent Technologies, Inc., 2.875%, due 06/15/25	3,153,885
1,486,000		SBA Communications Corp., 1.875%, due 05/01/13	1,532,438
55,000		Telecom Italia Capital S.A., 4.875%, due 10/01/10	56,303
385,000		Telecom Italia Capital S.A., 6.999%, due 06/04/18	424,293
205,000		Telecom Italia Capital S.A., 7.175%, due 06/18/19	228,946
550,000		Telefonica Europe BV, 8.250%, due 09/15/30	686,653
540,000		Verizon Communications, Inc., 5.500%, due 02/15/18	564,449
315,000		Verizon Communications, Inc., 6.350%, due 04/01/19	348,133
280,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	380,044
			11,284,300
		Transportation: 0.1%
170,000		CSX Corp., 7.375%, due 02/01/19	194,539
215,000		Norfolk Southern Corp., 5.750%, due 01/15/16	229,023

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount		Value
	Transportation (continued)
$170,000	Union Pacific Corp., 6.125%, due 02/15/20	$184,372
330,000	Union Pacific Corp., 7.875%, due 01/15/19	399,971
		1,007,905
Total Corporate Bonds/Notes (Cost $160,397,798)		170,830,187
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.9%
	Federal Home Loan Mortgage Corporation##: 0.2%
1,450,000	3.000%, due 07/28/14	1,471,151
		1,471,151
	Federal National Mortgage Association##: 0.7%
2,130,000	4.375%, due 10/15/15	2,268,882
2,400,000	4.875%, due 06/13/18	2,571,634
915,000	6.625%, due 11/15/30	1,102,993
		5,943,509
Total U.S. Government Agency Obligations (Cost $7,443,353)		7,414,660
U.S. TREASURY OBLIGATIONS: 8.0%
	U.S. Treasury Notes: 8.0%
9,400,000	0.750%, due 11/30/11	9,341,626
13,000,000	0.875%, due 02/28/11-04/30/11	13,025,631
2,310,000	1.750%, due 08/15/12-03/31/14	2,313,607
1,500,000	1.875%, due 04/30/14	1,469,649
10,000,000	2.125%, due 11/30/14	9,766,430
9,310,000	2.375%, due 10/31/14	9,211,807
2,900,000	2.625%, due 06/30/14-07/31/14	2,918,581
10,000,000	2.750%, due 10/31/13	10,244,540
3,900,000	3.500%, due 02/15/39	3,195,566
5,000	4.125%, due 08/31/12	5,347
800,000	4.375%, due 02/15/38-11/15/39	767,407
1,700,000	4.750%, due 02/15/37	1,737,720
Total U.S. Treasury Obligations (Cost $64,698,254)		63,997,911
ASSET-BACKED SECURITIES: 0.0%
	Automobile Asset-Backed Securities: 0.0%
191,645	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	193,292
282,018	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	286,309
Total Asset-Backed Securities (Cost $473,574)		479,601
MUNICIPAL BONDS: 0.1%
	California: 0.1%
350,000	State of California, 5.950%, due 04/01/16	353,049
		353,049

Principal Amount			Value
		Illinois: 0.0%
$190,000		Illinois State Toll Highway Authority, 6.184%, due 01/01/34	$192,719
			192,719
Total Municipal Bonds (Cost $541,627)			545,768
OTHER BONDS: 0.2%
		Foreign Government Bonds: 0.2%
960,000	S	Federative Republic of Brazil, 6.000%, due 01/17/17	1,041,600
395,000		Republic of Italy, 6.875%, due 09/27/23	448,120
100,000		Republic of Peru, 7.125%, due 03/30/19	115,500
Total Other Bonds (Cost $1,519,717)			1,605,220
Total Long-Term Investments (Cost $709,484,777)			770,740,668

Shares		Value
SHORT-TERM INVESTMENTS: 3.0%
	Affiliated Mutual Fund: 3.0%
24,000,000	ING Institutional Prime Money Market Fund - Class I	$24,000,000
Total Short-Term Investments (Cost $24,000,000)		24,000,000

Total Investments in Securities (Cost $733,484,777)*	99.2%	$794,740,668
Other Assets and Liabilities - Net	0.8	6,322,953
Net Assets	100.0%	$801,063,621

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $735,252,611.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$80,597,798
Gross Unrealized Depreciation	(21,109,741)
Net Unrealized Appreciation	$59,488,057

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$510,146,834	$—	$—	$510,146,834
Preferred Stock	—	15,720,487	—	15,720,487
Corporate Bonds/Notes	—	170,830,187	—	170,830,187
U.S. Government Agency Obligations	—	7,414,660	—	7,414,660
U.S. Treasury Obligations	—	63,997,911	—	63,997,911
Asset-Backed Securities	—	479,601	—	479,601
Municipal Bonds	—	545,768	—	545,768
Other Bonds	—	1,605,220	—	1,605,220
Short-Term Investments	24,000,000	—	—	24,000,000
Total Investments, at value	$534,146,834	$260,593,834	$—	$794,740,668

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1108
Class I	NII	$0.1582
Class S	NII	$0.1407
Class S2	NII	$0.1582
ING Columbia Small Cap Value Portfolio
Class ADV	NII	$0.0609
Class I	NII	$0.1061
Class S	NII	$0.0877
Class S2	NII	$0.1061
ING Davis New York Venture Portfolio
Class ADV	NII	$—
Class I	NII	$0.1217
Class S	NII	$0.0905
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1069
Class I	NII	$0.1525
Class S	NII	$0.1280
Class S2	NII	$0.1193
All Classes	LTCG	$0.1575
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1737
Class I	NII	$0.2601
Class S	NII	$0.2261
Class S2	NII	$0.2601
All Classes	LTCG	$0.1879
ING Oppenheimer Strategic Income Portfolio
Class ADV	NII	$0.3005
Class I	NII	$0.4050
Class S	NII	$0.3610
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3504
Class I	NII	$0.3912
Class S	NII	$0.3741
Class S2	NII	$0.3912
All Classes	STCG	$0.2074
All Classes	LTCG	$0.2068

Portfolio Name	Type	Per Share Amount
ING Pioneer High Yield Portfolio
Class ADV	NII	$0.5959
Class I	NII	$0.6279
Class S	NII	$0.6135
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0021
Class I	NII	$0.0249
Class S	NII	$0.0138
Class S2	NII	$0.0065
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0686
Class S	NII	$0.0028
Class S2	NII	$—
ING Thornburg Value Portfolio
Class ADV	NII	$0.1694
Class I	NII	$0.2883
Class S	NII	$0.2124
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0736
Class I	NII	$0.1070
Class S	NII	$0.0888
ING Van Kampen Comstock Portfolio
Class ADV	NII	$0.1699
Class I	NII	$0.2085
Class S	NII	$0.1906
ING Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.4094
Class I	NII	$0.5600
Class S	NII	$0.4888
Class S2	NII	$0.4699

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Small-Mid Cap Value Portfolio	100.00%
ING Columbia Small Cap Value Portfolio	100.00%
ING Davis New York Venture Portfolio	100.00%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Oppenheimer Global Portfolio	27.91%
ING Oppenheimer Strategic Income Portfolio	0.40%
ING Pioneer High Yield Portfolio	5.16%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
ING T. Rowe Price Growth Equity Portfolio	100.00%
ING Templeton Foreign Equity Portfolio	0.31%
ING Thornburg Value Portfolio	99.93%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING Van Kampen Comstock Portfolio	100.00%
ING Van Kampen Equity and Income Portfolio	62.39%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$2,432,339	$0.0178	66.37%
ING Templeton Foreign Equity Portfolio	$2,004,987	$0.0386	99.80%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant (May 2001 - June 2009).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are "Interested Persons:"

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, DSL.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 -Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC and ING Investments, LLC (each and "Adviser" and together, the "Adviser") and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

The Independent Directors also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies ("SPGs") to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's investment review committees review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolios') advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

Class I shares were used for purposes of certain comparisons between each Portfolio and its SPG. This share class was selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios' SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and Portfolio asset levels as of September 30, 2009. The Board's findings specific to each Portfolio's performance are discussed under "Fund-by-Fund Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm's-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board recognized that analysis of the Adviser's and affiliated Sub-Adviser's profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the second quintile for the year-to-date period, and the third quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that in September 2008 the portfolio manager to the Portfolio's mid-cap sleeve was changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into consideration that in January 2007, at the direction of the Board following the 2006 contract renewal process, Management implemented expense limits on the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Asset Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and one-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (3) Management's representations regarding the options being considered to address the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that in July 2007, Management implemented breakpoint discounts on the Portfolio's advisory fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account that effective May 1, 2009, the Portfolio's investment strategy was modified.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio' expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value Portfolio (formerly, ING Columbia Small Cap Value II Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value Portfolio (formerly, the ING Columbia Small Cap Value II Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account that: (1) in August 2008, an additional portfolio management team was added to the Portfolio; and (2) in May 2009, the Portfolio's investment strategies were modified.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio's investment strategies were changed in May 2009 and an additional portfolio management team was added to the Portfolio in August 2008, it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of Change of Control Sub-Advisory Contract

Columbia Management Advisors, LLC ("Columbia") has managed the ING Columbia Small Cap Value Portfolio since April 2006 pursuant to a sub-advisory agreement which was last approved for renewal by the Board on November 12, 2009 (the "Former Agreement"). On September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced its agreement with Bank of America, N.A. ("Bank of America") to acquire the asset management business of Columbia Management Group, LLC ("CMG") and certain affiliated companies, including Columbia, the sub-adviser to the Portfolio (the "Ameriprise Transaction"). If the Ameriprise Transaction is completed, Columbia's sub-advisory agreement for the Portfolio will be assigned to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise and an investment adviser registered under the Investment Advisers Act of 1940. The completion Ameriprise Transaction will result in a "change of control" of Columbia, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the assignment and automatic termination of the current sub-advisory agreement with Columbia.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as such term is defined under the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of the investment adviser's advisory agreements. The consummation of the Ameriprise Transaction will result in the sale of a controlling block of voting securities of Columbia, resulting in the assignment and automatic termination of the Former Agreement.

In order for management of the Portfolio to continue uninterrupted after the Ameriprise Transaction, the Adviser anticipates entering into a new sub-advisory contract with RiverSource, effective upon consummation of the Ameriprise Transaction, under which RiverSource will provide day-to-day management services to the Portfolio (the "New Agreement"). The Ameriprise Transaction is not anticipated to result in a change to the personnel managing the Portfolio or its investment strategy.

In anticipation of the Ameriprise Transaction, at a meeting held on January 7, 2010, the Board, including a majority of the Independent Directors, determined to appoint RiverSource as sub-adviser to the Portfolio under the New Agreement. In determining whether to approve the New Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Portfolio. The materials provided to the Board in support of the New Agreement included the following: (1) a memorandum discussing the change of control of Columbia and the resulting assignment to RiverSource and automatic termination of the Former Agreement; (2) responses to questions posed by K&L Gates on behalf of the Independent Directors; (3) supporting documentation, including a copy of the form of the New Agreement; and (4) other information relevant to the Board's evaluation.

The Board's consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser's view with respect to Columbia's management of the Portfolio; (2) the nature and quality of the services to be provided by RiverSource under the New Agreement; (3) the personnel, operations, and investment management capabilities of RiverSource after the consummation of the Ameriprise Transaction, including Columbia's representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Ameriprise Transaction and would continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by RiverSource and the fact that there would be no change in the projected profitability of RiverSource or the Adviser in connection with the Ameriprise Transaction; (5) that the sub-advisory fee rate payable by the Adviser would remain unchanged after the Ameriprise Transaction is completed and the Ameriprise Transaction would not affect the advisory fee payable by the Portfolio to the Adviser; (6) Columbia and RiverSource's representations that the Ameriprise Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Ameriprise Transaction was not expected to have a material adverse effect on the ability of RiverSource to provide those services; (7) RiverSource's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been approved by the Board at its January 2010 meeting; and (8) RiverSource's Code of Ethics, which had been approved by the Board at its January 2010 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) RiverSource should be appointed as the Portfolio's sub-adviser under the New Agreement and continue to provide advisory services to the Portfolio; (2) the sub-advisory fee rate payable by the Adviser to RiverSource is reasonable in the context of all factors considered by the Board; and (3) RiverSource maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio's CCO that RiverSource's compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. The Board also noted that there would be further opportunity

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for review of the Portfolio's more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Advisory Contract in November 2010.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio (formerly, ING Davis Venture Value Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio (formerly, ING Davis Venture Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, the fourth quintile for the one-year and three-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account Management's analysis of the negative effect that allocation to the financial sector had on the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that at the Board's direction following the 2009 annual contract renewal process, Management implemented a reduction in the sub-advisory fee rate charged to the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) ) taking into account Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Partners Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the second quintile for the most recent calendar quarter, the third quintile for the one-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the three-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) that the Portfolio's investment strategy changed in May 2009; (2) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio's investment strategy was changed in May 2009, Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter and year-to-date periods, and the third quintile for the three-year and five-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and three-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) in April 2009, the Portfolio's portfolio management team was modified; (2) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; and (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the portfolios in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the portfolios in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio's portfolio managements team was changed in April 2009, Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that, in January 2007 and at the Board's direction following the 2006 annual contract renewal process, Management implemented breakpoint discounts on the Portfolio's administrative fees.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date and five-year periods, and the third quintile for the most recent calendar quarter, one-year and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year and five-year periods and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the five-year period, and the fourth quintile for the one-year, three-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) in May 2009, the Portfolio's investment strategy was changed and in 2009 its portfolio management team was modified; (2) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board took into account the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio's investment strategy was changed in May 2009, the portfolio management team was modified in 2009, Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, second quintile for the most recent calendar quarter and year-to-date periods, third quintile for the three-year period, and fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management's analysis of the Portfolio's underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative impact that the Portfolio's value focus and stock selection had on the Portfolio's performance; (2) that in January 2009, the Portfolio's portfolio management team underwent several changes; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management's analysis of the Portfolio's recent underperformance, the January 2009 changes to the Portfolio's portfolio management team and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UIPI  (1209-022510)

Annual Report

December 31, 2009

Adviser Class ("Class ADV"), Service Class ("Class S") and Service 2 Class ("Class S2")

ING Partners, Inc.

■ ING Fidelity® VIP Contrafund® Portfolio*

■ ING Fidelity® VIP Equity-Income Portfolio*

■ ING Fidelity® VIP Growth Portfolio*

■ ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	8

Report of Independent Registered Public Accounting Firm	10

Statements of Assets and Liabilities	11

Statements of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	18

Portfolios of Investments	23

Tax Information	27

Director and Officer Information	28

Advisory Contract Approval Discussion	32

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama's first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one's investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to "green shoots", a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

"Cash-for-Clunkers" programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China's rate of gross domestic product ("GDP") growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region's economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers' indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world's largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers' indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

For the year ended December 31, 2009, the Portfolio's Class S and Class ADV shares returned 35.13% and 34.71%, respectively, compared to the S&P 500® Index(1), which returned 26.46%. Since Class S2's inception on May 28, 2009 through December 31, 2009, the Portfolio's Class S2 shares provided a total return of 25.65% compared to the S&P 500® Index(1), which returned 22.83% for the period of June 1, 2009 through December 31, 2009.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	35.13%	3.13%	3.73%		—
Class ADV	34.71%	2.85%	3.45%		—
Class S2	—	—	—		25.65%
S&P 500® Index(1)	26.46%	0.42%	1.84	%(2)	22.83	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from November 1, 2004.

(3) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the year ended December 31, 2009, the Portfolio's Class S and Class ADV shares returned 29.32% and 29.15%, respectively, compared to the Russell 3000® Value Index(1), which returned 19.76%. Since Class S2's inception on May 28, 2009 through December 31, 2009, the Portfolio's Class S2 shares provided a total return of 24.73% compared to the Russell 3000® Value Index(1), which returned 22.67% for the period of June 1, 2009 through December 31, 2009.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	29.32%	(1.26)%	(0.70)%		—
Class ADV	29.15%	(1.53)%	(0.98)%		—
Class S2	—	—	—		24.73%
Russell 3000® Value Index(1)	19.76%	0.24%	1.41	%(2)	22.67	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) The Russell 3000® Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

(3) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Growth Portfolio (the "Portfolio") seeks capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Growth Portfolio Annual Report.

For the year ended December 31, 2009, the Portfolio's Class S and Class ADV shares returned 27.61% and 27.30%, respectively, compared to the Russell 3000® Growth Index(1), which returned 37.01%. Since Class S2's inception on May 28, 2009 through December 31, 2009, the Portfolio's Class S2 shares provided a total return of 22.17% compared to the Russell 3000® Growth Index(1), which returned 24.42% for the period of June 1, 2009 through December 31, 2009.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	27.61%	(1.12)%	(0.69)%		—
Class ADV†	27.30%	(1.42)%	(1.04)%		—
Class S2	—	—	—		22.17%
Russell 3000® Growth Index(1)	37.01%	1.58%	3.03	%(2)	24.42	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

† On May 5, 2006, all outstanding shares of Class ADV were fully redeemed. On October 30, 2006, Class ADV re-commenced operations. The returns for Class ADV include the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period between May 6, 2006 to October 29, 2006.

(1) The Russell 3000® Growth Index is an index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

(3) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP MID CAP PORTFOLIO

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the year ended December 31, 2009, the Portfolio's Class S and Class ADV shares returned 39.40% and 38.89%, respectively, compared to the S&P MidCap 400® Index(1), which returned 37.38%. Since Class S2's inception on May 28, 2009 through December 31, 2009, the Portfolio's Class S2 shares provided a total return of 23.22% compared to the S&P MidCap 400® Index(1), which returned 27.44% for the period of June 1, 2009 through December 31, 2009.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	39.40%	4.94%	5.93%		—
Class ADV	38.89%	4.66%	5.64%		—
Class S2	—	—	—		23.22%
S&P MidCap 400® Index(1)	37.38%	3.27%	5.16	%(2)	27.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2) Since inception performance of the index is shown from November 1, 2004.

(3) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,243.50	1.46%	$8.26	$1,000.00	$1,017.85	1.46%	$7.43
Class S	1,000.00	1,244.40	1.21	6.85	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,245.30	1.36	7.70	1,000.00	1,018.35	1.36	6.92
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$1,237.80	1.37%	$7.73	$1,000.00	$1,018.30	1.37%	$6.97
Class S	1,000.00	1,237.90	1.12	6.32	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,237.40	1.27	7.16	1,000.00	1,018.80	1.27	6.46
ING Fidelity® VIP Growth Portfolio
Class ADV	$1,000.00	$1,223.70	1.48%	$8.30	$1,000.00	$1,017.74	1.48%	$7.53
Class S	1,000.00	1,225.30	1.23	6.90	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	1,224.90	1.38	7.74	1,000.00	1,018.25	1.38	7.02

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Mid Cap Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,217.60	1.48%	$8.27	$1,000.00	$1,017.74	1.48%	$7.53
Class S	1,000.00	1,220.80	1.23	6.89	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	1,220.00	1.38	7.72	1,000.00	1,018.25	1.38	7.02

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity-Income Portfolio, ING Fidelity VIP Growth Portfolio, and ING Fidelity VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2010

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund(1) at value*	$375,631,563	$34,565,945	$23,643,498	$65,787,658
Cash	311	975	2	263
Receivables:
Investments in master fund sold	1,704,679	244,844	29,806	385,911
Fund shares sold	6,282	207	—	1,839
Total assets	377,342,835	34,811,971	23,673,306	66,175,671
LIABILITIES:
Payable for investments in master fund purchased	3,139	177	—	1,839
Payable for fund shares redeemed	1,707,823	244,874	29,806	385,911
Payable to affiliates	97,371	8,915	6,359	17,398
Total liabilities	1,808,333	253,966	36,165	405,148
NET ASSETS	$375,534,502	$34,558,005	$23,637,141	$65,770,523
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$542,044,994	$56,005,030	$32,943,518	$85,831,676
Undistributed net investment income	2,855,734	522,462	—	355,556
Accumulated net realized loss on master fund	(54,716,073)	(11,907,629)	(4,136,938)	(8,016,687)
Net unrealized depreciation on master fund	(114,650,153)	(10,061,858)	(5,169,439)	(12,400,022)
NET ASSETS	$375,534,502	$34,558,005	$23,637,141	$65,770,523
* Cost of investments in master fund	$490,281,716	$44,627,803	$28,812,937	$78,187,680
Class ADV:
Net Assets	$4,268,368	$510,453	$20,943	$2,613,358
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	523,100	67,647	2,348	254,136
Net asset value and redemption price per share	$8.16	$7.55	$8.92	$10.28
Class S:
Net Assets	$371,262,503	$34,043,928	$23,612,656	$63,154,081
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	45,269,711	4,483,021	2,636,046	6,085,636
Net asset value and redemption price per share	$8.20	$7.59	$8.96	$10.38
Class S2:
Net Assets	$3,631	$3,624	$3,542	$3,084
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	448	483	399	302
Net asset value and redemption price per share	$8.11	$7.50	$8.88	$10.23

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$3,805,760	$634,602	$43,362	$261,886
Total investment income	3,805,760	634,602	43,362	261,886
EXPENSES:
Distribution and service fees:
Class ADV	19,676	2,076	86	11,152
Class S	834,862	81,464	64,721	140,503
Class S2	8	8	8	8
Administrative service fees	168,946	16,502	12,954	29,218
Total expenses	1,023,492	100,050	77,769	180,881
Net waived and reimbursed fees	(2)	(2)	(2)	(2)
Net expenses	1,023,490	100,048	77,767	180,879
Net investment income (loss)	2,782,270	534,554	(34,405)	81,007
REALIZED AND UNREALIZED GAIN (LOSS) ON MASTER FUND:
Net realized gain (loss) on:
Sale of master fund	(42,988,937)	(8,632,445)	(3,460,200)	(6,075,095)
Capital gain distributions from master fund	92,304	—	19,496	301,251
Net realized loss on sale of master fund and capital gain distributions from master fund	(42,896,633)	(8,632,445)	(3,440,704)	(5,773,844)
Net change in unrealized appreciation or depreciation on master fund	147,488,731	17,236,054	10,158,457	25,601,177
Net realized and unrealized gain on master fund	104,592,098	8,603,609	6,717,753	19,827,333
Increase in net assets resulting from operations	$107,374,368	$9,138,163	$6,683,348	$19,908,340

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$2,782,270	$2,205,424	$534,554	$984,378
Net realized loss on sale of master fund and capital gain distributions from master fund	(42,896,633)	(1,256,835)	(8,632,445)	(3,245,655)
Net change in unrealized appreciation or depreciation on master fund	147,488,731	(207,595,158)	17,236,054	(22,117,601)
Increase (decrease) in net assets resulting from operations	107,374,368	(206,646,569)	9,138,163	(24,378,878)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,410)	(287,679)	(10,736)	(13,082)
Class S	(2,522,807)	(20,316,461)	(979,518)	(1,067,800)
Class S2	(32)	—	(106)	—
Net realized gains:
Class ADV	(112,930)	(1,262,009)	(327)	(74,580)
Class S	(10,037,131)	(82,261,044)	(25,000)	(4,837,903)
Class S2	(91)	—	(2)	—
Total distributions	(12,681,401)	(104,127,193)	(1,015,689)	(5,993,365)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,464,616	106,764,151	4,022,810	13,467,673
Reinvestment of distributions	12,681,278	104,127,193	1,015,581	5,993,365
	48,145,894	210,891,344	5,038,391	19,461,038
Cost of shares redeemed	(61,371,221)	(28,515,023)	(11,761,236)	(10,447,381)
Net increase (decrease) in net assets resulting from capital share transactions	(13,225,327)	182,376,321	(6,722,845)	9,013,657
Net increase (decrease) in net assets	81,467,640	(128,397,441)	1,399,629	(21,358,586)
NET ASSETS:
Beginning of year	294,066,862	422,464,303	33,158,376	54,516,962
End of year	$375,534,502	$294,066,862	$34,558,005	$33,158,376
Undistributed net investment income at end of year	$2,855,734	$2,521,994	$522,462	$979,171

See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Growth Portfolio		ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(34,405)	$120,396	$81,007	$(48,852)
Net realized gain (loss) on sale of master fund and capital gain distributions from master fund	(3,440,704)	76,015	(5,773,844)	8,470,665
Net change in unrealized appreciation or depreciation on master fund	10,158,457	(21,331,658)	25,601,177	(42,284,695)
Increase (decrease) in net assets resulting from operations	6,683,348	(21,135,247)	19,908,340	(33,862,882)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9)	—	(103,441)	—
Class S	(116,339)	(27,897)	(2,811,959)	(168,121)
Class S2	(23)	—	(162)	—
Net realized gains:
Class ADV	(473)	(582)	(282,960)	(186,341)
Class S	(746,022)	(910,084)	(7,176,418)	(4,381,013)
Class S2	(86)	—	(389)	—
Total distributions	(862,952)	(938,563)	(10,375,329)	(4,735,475)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,563,377	14,153,777	7,345,946	13,230,418
Reinvestment of distributions	862,843	938,563	10,374,779	4,735,475
	4,426,220	15,092,340	17,720,725	17,965,893
Cost of shares redeemed	(11,131,029)	(6,764,021)	(12,674,035)	(9,100,049)
Net increase (decrease) in net assets resulting from capital share transactions	(6,704,809)	8,328,319	5,046,690	8,865,844
Net increase (decrease) in net assets	(884,413)	(13,745,491)	14,579,701	(29,732,513)
NET ASSETS:
Beginning of year	24,521,554	38,267,045	51,190,822	80,923,335
End of year	$23,637,141	$24,521,554	$65,770,523	$51,190,822
Undistributed net investment income at end of year	$—	$115,451	$355,556	$2,903,690

See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund		From return of capital from master fund	Total distributions		Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-09	6.24	0.05		2.09	2.14	0.02	0.20		—	0.22		8.16	34.71	0.55
12-31-08	14.62	0.05	•	(5.34)	(5.29)	0.58	2.51		—	3.09		6.24	(43.00)	0.55
12-31-07	13.28	0.03		2.12	2.15	0.02	0.79		—	0.81		14.62	16.69	0.55
12-31-06	11.99	0.07	•	1.22	1.29	—	0.00	*	—	0.00	*	13.28	10.78	0.55
12-31-05	10.34	(0.03)		1.68	1.65	—	—		—	—		11.99	15.96	0.55
Class S
12-31-09	6.28	0.06		2.12	2.18	0.06	0.20		—	0.26		8.20	35.13	0.30
12-31-08	14.72	0.06	•	(5.37)	(5.31)	0.62	2.51		—	3.13		6.28	(42.90)	0.30
12-31-07	13.37	0.09		2.11	2.20	0.06	0.79		—	0.85		14.72	16.92	0.30
12-31-06	12.03	0.11	•	1.23	1.34	—	0.00	*	—	0.00	*	13.37	11.16	0.30
12-31-05	10.34	(0.01)		1.70	1.69	—	—		—	—		12.03	16.34	0.30
Class S2
05-28-09(6)- 12-31-09	6.70	0.06	•	1.62	1.68	0.07	0.20		—	0.27		8.11	25.65	0.55
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-09	5.99	0.10		1.63	1.73	0.16	0.01		—	0.17		7.55	29.15	0.55
12-31-08	11.94	0.22		(4.97)	(4.75)	0.18	1.02		—	1.20		5.99	(43.07)	0.55
12-31-07	12.83	0.13	•	(0.01)	0.12	0.21	0.80		—	1.01		11.94	0.69	0.55
12-31-06	10.78	0.33	•	1.73	2.06	—	0.01		—	0.01		12.83	19.14	0.55
12-31-05	10.27	(0.03)		0.54	0.51	—	—		—	—		10.78	4.97	0.55
Class S
12-31-09	6.04	0.10	•	1.65	1.75	0.19	0.01		—	0.20		7.59	29.32	0.30
12-31-08	12.06	0.20	•	(4.98)	(4.78)	0.22	1.02		—	1.24		6.04	(42.96)	0.30
12-31-07	12.94	0.21		(0.05)	0.16	0.24	0.80		—	1.04		12.06	0.97	0.30
12-31-06	10.83	0.33	•	1.79	2.12	—	0.01		—	0.01		12.94	19.61	0.30
12-31-05	10.28	(0.01)		0.56	0.55	—	—		—	—		10.83	5.35	0.30
Class S2
05-28-09(6)- 12-31-09	6.21	0.11	•	1.40	1.51	0.21	0.01		—	0.22		7.50	24.73	0.55

	Ratios to average net assets		Supplemental data		Ratios and supplemental data including the master fund
	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-09	0.55	0.57	4,268	12	1.47	1.47	1.45	145
12-31-08	0.55	0.51	3,897	8	1.46	1.46	1.45	172
12-31-07	0.55	0.24	7,741	35	1.45	1.45	1.44	134
12-31-06	0.55	0.53	6,317	16	1.46	1.46	1.45	75
12-31-05	0.55	(0.50)	3,358	5	1.46	1.46	1.44	60
Class S
12-31-09	0.30	0.83	371,263	12	1.22	1.22	1.20	145
12-31-08	0.30	0.58	290,170	8	1.21	1.21	1.20	172
12-31-07	0.30	0.63	414,723	35	1.20	1.20	1.19	134
12-31-06	0.30	0.84	217,927	16	1.21	1.21	1.20	75
12-31-05	0.30	(0.29)	57,988	5	1.21	1.21	1.19	60
Class S2
05-28-09(6)- 12-31-09	0.45	1.27	4	12	1.47	1.37	1.35	145
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-09	0.55	1.65	510	14	1.38	1.38	1.38	29
12-31-08	0.55	1.83	399	23	1.37	1.37	1.37	34
12-31-07	0.55	1.01	944	24	1.35	1.35	1.35	20
12-31-06	0.55	2.80	1,002	25	1.37	1.37	1.37	22
12-31-05	0.55	(0.44)	78	22	1.36	1.36	1.35	19
Class S
12-31-09	0.30	1.62	34,044	14	1.13	1.13	1.13	29
12-31-08	0.30	2.14	32,759	23	1.12	1.12	1.12	34
12-31-07	0.30	1.61	53,573	24	1.10	1.10	1.10	20
12-31-06	0.30	2.77	33,038	25	1.12	1.12	1.12	22
12-31-05	0.30	(0.30)	10,259	22	1.11	1.11	1.10	19
Class S2
05-28-09(6)- 12-31-09	0.45	2.66	4	14	1.38	1.28	1.28	29

See Accompanying Notes to Financial Statements
15

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)
ING Fidelity® VIP Growth Portfolio
Class ADV
12-31-09	7.20	(0.03)	1.97	1.94	0.00 *	0.22	—	0.22	8.92	27.30	0.55
12-31-08	14.09	—	(6.61)	(6.61)	—	0.28	—	0.28	7.20	(47.66)	0.55
12-31-07	11.38	(0.02)	2.96	2.94	—	0.23	—	0.23	14.09	26.01	0.55
10-30-06(7)- 12-31-06	11.34	(0.01)	0.05	0.04	—	—	—	—	11.38	0.35	0.55
01-01-06- 05-04-06(7)	10.68	(0.01)	0.53	0.52	—	—	—	—	11.20	4.87	0.55
12-31-05	10.20	(0.05)	0.53	0.48	—	—	—	—	10.68	4.71	0.55
Class S
12-31-09	7.24	(0.01)	1.98	1.97	0.03	0.22	—	0.25	8.96	27.61	0.30
12-31-08	14.13	0.04 •	(6.64)	(6.60)	0.01	0.28	—	0.29	7.24	(47.49)	0.30
12-31-07	11.38	0.00 *	2.98	2.98	—	0.23	—	0.23	14.13	26.37	0.30
12-31-06	10.73	(0.02)	0.68	0.66	—	0.01	—	0.01	11.38	6.19	0.30
12-31-05	10.21	(0.01)	0.53	0.52	—	—	—	—	10.73	5.09	0.30
Class S2
05-28-09(6)- 12-31-09	7.52	(0.01)•	1.64	1.63	0.05	0.22	—	0.27	8.88	22.17	0.55
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-09	8.81	(0.01)	3.24	3.23	0.47	1.29	—	1.76	10.28	38.89	0.55
12-31-08	15.59	(0.03)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)	0.55
12-31-07	13.84	(0.01)	2.03	2.02	—	0.27	—	0.27	15.59	14.64	0.55
12-31-06	12.39	(0.05)•	1.51	1.46	—	0.01	—	0.01	13.84	11.77	0.55
12-31-05	10.55	(0.02)	1.86	1.84	—	—	—	—	12.39	17.44	0.55
Class S
12-31-09	8.88	0.01	3.29	3.30	0.51	1.29	—	1.80	10.38	39.40	0.30
12-31-08	15.72	(0.01)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)	0.30
12-31-07	13.92	0.03 •	2.05	2.08	0.01	0.27	—	0.28	15.72	15.00	0.30
12-31-06	12.42	(0.03)•	1.54	1.51	—	0.01	—	0.01	13.92	12.15	0.30
12-31-05	10.56	(0.01)	1.87	1.86	—	—	—	—	12.42	17.61	0.30
Class S2
05-28-09(6)- 12-31-09	9.95	0.01 •	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22	0.55

	Ratios to average net assets		Supplemental data		Ratios and supplemental data including the master fund
	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Growth Portfolio
Class ADV
12-31-09	0.55	(0.34)	21	14	1.49	1.49	1.48	134
12-31-08	0.55	(0.02)	16	20	1.48	1.48	1.47	161
12-31-07	0.55	(0.16)	28	18	1.45	1.45	1.44	109
10-30-06(7)- 12-31-06	0.55	(0.55)	21	43	1.49	1.49	1.47	114
01-01-06- 05-04-06(7)	0.55	(0.20)	1	43	1.49	1.49	1.47	114
12-31-05	0.55	(0.25)	1	29	1.47	1.47	1.43	79
Class S
12-31-09	0.30	(0.13)	23,613	14	1.24	1.24	1.23	134
12-31-08	0.30	0.35	24,506	20	1.23	1.23	1.22	161
12-31-07	0.30	0.01	38,239	18	1.20	1.20	1.19	109
12-31-06	0.30	(0.18)	17,434	43	1.24	1.24	1.22	114
12-31-05	0.30	(0.28)	10,679	29	1.22	1.22	1.18	79
Class S2
05-28-09(6)- 12-31-09	0.45	(0.14)	4	14	1.49	1.39	1.38	134
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-09	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
12-31-08	0.55	(0.20)	1,953	13	1.48	1.48	1.47	145
12-31-07	0.55	(0.06)	3,315	12	1.46	1.46	1.45	113
12-31-06	0.55	(0.40)	2,190	12	1.48	1.48	1.46	149
12-31-05	0.55	(0.48)	1,501	14	1.49	1.49	1.44	107
Class S
12-31-09	0.30	0.15	63,154	13	1.23	1.23	1.23	57
12-31-08	0.30	(0.06)	49,238	13	1.23	1.23	1.22	145
12-31-07	0.30	0.20	77,608	12	1.21	1.21	1.20	113
12-31-06	0.30	(0.24)	38,562	12	1.23	1.23	1.21	149
12-31-05	0.30	(0.32)	4,065	14	1.24	1.24	1.19	107
Class S2
05-28-09(6)- 12-31-09	0.45	0.11	3	13	1.48	1.38	1.38	57

See Accompanying Notes to Financial Statements
16

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/ additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(6)  Commencement of operations.

(7)  Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. The Company currently consists of thirty-four active separate investment series. The four Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("Contrafund"); ING Fidelity® VIP Equity-Income Portfolio ("Equity-Income"), ING Fidelity® VIP Growth Portfolio ("Growth") and ING Fidelity® VIP Mid Cap Portfolio ("Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Each Portfolio in this report operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the master fund: VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio (each a "Master Fund" and collectively, the "Master Funds"). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. Typically, the Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2009, Contrafund, Equity-Income, Growth and Mid Cap Portfolios each held 2.18%, 0.58%, 0.64% and 0.97% of their respective Master Fund.

The Portfolios offer three classes of shares, referred to as Service Class ("Class S"), Service 2 Class ("Class S2") and Adviser Class ("Class ADV"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to seperate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or the "Distributor"). DSL serves as the investment adviser to each Portfolio. IFD and DSL are both indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A.  Security Valuation. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any available capital loss carryforwards have been fully utilized or expired.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46%, 0.56% and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, if the respective Portfolio does not invest substantially all of its assets in another investment company, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively.

For the year ended December 31, 2009, each Portfolio invested substantially all of its assets in its respective Master Fund.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
Contrafund	$38,596,065	$61,695,216
Equity-Income	4,558,402	11,761,692
Growth	3,567,233	11,169,076
Mid Cap	7,707,702	12,950,673

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S, Class S2 and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S, Class S2, and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Classes ADV and S2 shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFD as the Distributor at an annual rate of 0.25% of each Portfolio's average daily net assets attributable to Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.10% of each Portfolio's average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

(1)  Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Contrafund	$16,070	$81,301	$97,371
Equity-Income	1,468	7,447	8,915
Growth	1,059	5,300	6,359
Mid Cap	2,809	14,589	17,398

At December 31, 2009, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Contrafund 99.66%; Equity-Income 99.13%; Growth 99.47%; Mid Cap 99.46%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Retirement Policy ("Policy") covering independent directors of the Company who were directors on or before May 9, 2007, and who will have served as an independent director for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Contrafund
Class ADV
12-31-09	114,322	16,668	(232,426)	(101,436)	774,738	121,340	(1,570,664)	(674,586)
12-31-08	118,246	168,444	(191,662)	95,028	1,385,830	1,549,687	(2,051,684)	883,833
Class S
12-31-09	5,343,698	1,718,186	(7,965,981)	(904,097)	34,686,878	12,559,938	(59,800,557)	(12,553,741)
12-31-08	9,644,843	11,077,484	(2,720,771)	18,001,556	105,378,321	102,577,506	(26,463,339)	181,492,488
Class S2
05-28-09(1) - 12-31-09	448	—	—	448	3,000	—	—	3,000
Equity-Income
Class ADV
12-31-09	11,366	1,610	(11,995)	981	73,490	11,063	(71,077)	13,476
12-31-08	9,366	9,872	(31,625)	(12,387)	84,479	87,662	(239,983)	(67,842)
Class S
12-31-09	621,776	145,582	(1,712,434)	(945,076)	3,946,320	1,004,518	(11,690,159)	(6,739,321)
12-31-08	1,426,932	660,593	(1,103,323)	984,202	13,383,194	5,905,703	(10,207,398)	9,081,499
Class S2
05-28-09(1) - 12-31-09	483	—	—	483	3,000	—	—	3,000
Growth
Class ADV
12-31-09	361	60	(286)	135	2,724	482	(2,046)	1,160
12-31-08	2,501	51	(2,321)	231	31,806	582	(28,528)	3,860
Class S
12-31-09	492,545	107,526	(1,348,878)	(748,807)	3,557,653	862,361	(11,128,983)	(6,708,969)
12-31-08	1,218,202	81,706	(622,235)	677,673	14,121,971	937,981	(6,735,493)	8,324,459
Class S2
05-28-09(1) - 12-31-09	399	—	—	399	3,000	—	—	3,000
Mid Cap
Class ADV
12-31-09	57,437	41,728	(66,763)	32,402	551,154	386,401	(637,804)	299,751
12-31-08	39,566	14,011	(44,412)	9,165	537,123	186,341	(530,545)	192,919

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class S
12-31-09	705,590	1,070,566	(1,234,439)	541,717	6,791,792	9,988,378	(12,036,231)	4,743,939
12-31-08	943,868	339,488	(677,625)	605,731	12,693,295	4,549,134	(8,569,504)	8,672,925
Class S2
05-28-09(1) - 12-31-09	302	—	—	302	3,000	—	—	3,000

(1) Commencement of operations.

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Contrafund	$—	$82,719	$(82,719)
Equity-Income	—	(903)	903
Growth	(16,962)	35,325	(18,363)
Mid Cap	—	286,421	(286,421)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Contrafund	$2,540,833	$10,140,568	$20,607,464	$83,519,729
Equity-Income	991,263	24,426	1,080,882	4,912,483
Growth	116,371	746,581	27,897	910,666
Mid Cap	2,930,392	7,444,937	168,121	4,567,354

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Contrafund	$2,855,735	$(145,883,379)	$(14,443,376)	$(9,039,471)	2017
Equity-Income	522,462	(17,301,638)	(266,194)	(4,401,655)	2017
Growth	—	(7,132,201)	(1,278,829)	(895,347)	2017
Mid Cap	355,556	(18,457,864)	(467,600)	(1,491,245)	2017

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 9 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 24, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2009

Shares		Value
MASTER FUND: 100.0%
18,513,138	Fidelity VIP Contrafund Portfolio	$375,631,563

Total Investments in Master Fund (Cost $490,281,716)*	100.0%	$375,631,563
Other Assets and Liabilities - Net	(0.0)	(97,061)
Net Assets	100.0%	$375,534,502

*  Cost for federal income tax purposes is $521,514,942.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(145,883,379)
Net Unrealized Depreciation	$(145,883,379)
Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$375,631,563	$—	$—	$375,631,563
Total Investments, at value	$375,631,563	$—	$—	$375,631,563

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

For further information about the master Fidelity Fund's policy regarding valuation of investments and other significant accounting policies, please refer to their respective financial statements and Notes to Financial Statements.

See Accompanying Notes to Financial Statements
23

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2009

Shares		Value
MASTER FUND: 100.0%
2,086,056	Fidelity VIP Equity-Income Portfolio	$34,565,945

Total Investments in Master Fund (Cost $44,627,803)*	100.0%	$34,565,945
Other Assets and Liabilities - Net	(0.0)	(7,940)
Net Assets	100.0%	$34,558,005

*  Cost for federal income tax purposes is $51,867,583.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(17,301,638)
Net Unrealized Depreciation	$(17,301,638)
Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$34,565,945	$—	$—	$34,565,945
Total Investments, at value	$34,565,945	$—	$—	$34,565,945

^   See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

For further information about the master Fidelity Fund's policy regarding valuation of investments and other significant accounting policies, please refer to their respective financial statements and Notes to Financial Statements.

See Accompanying Notes to Financial Statements
24

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2009

Shares		Value
MASTER FUND: 100.0%
794,739	Fidelity VIP Growth Portfolio	$23,643,498

Total Investments in Master Fund (Cost $28,812,937)*	100.0%	$23,643,498
Other Assets and Liabilities - Net	(0.0)	(6,357)
Net Assets	100.0%	$23,637,141

*  Cost for federal income tax purposes is $30,775,699.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(7,132,201)
Net Unrealized Depreciation	$(7,132,201)
Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$23,643,498	$—	$—	$23,643,498
Total Investments, at value	$23,643,498	$—	$—	$23,643,498

^   See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

For further information about the master Fidelity Fund's policy regarding valuation of investments and other significant accounting policies, please refer to their respective financial statements and Notes to Financial Statements.

See Accompanying Notes to Financial Statements
25

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2009

Shares		Value
MASTER FUND: 100.0%
2,621,022	Fidelity VIP Mid Cap Portfolio	$65,787,658

Total Investments in Master Fund (Cost $78,187,680)*	100.0%	$65,787,658
Other Assets and Liabilities - Net	(0.0)	(17,135)
Net Assets	100.0%	$65,770,523

*  Cost for federal income tax purposes is $84,245,522.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(18,457,864)
Net Unrealized Depreciation	$(18,457,864)
Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$65,787,658	$—	$—	$65,787,658
Total Investments, at value	$65,787,658	$—	$—	$65,787,658

^   See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

For further information about the master Fidelity Fund's policy regarding valuation of investments and other significant accounting policies, please refer to their respective financial statements and Notes to Financial Statements.

See Accompanying Notes to Financial Statements
26

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0152
Class S	NII	$0.0513
Class S2	NII	$0.0705
All Classes	LTCG	$0.2041
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.1643
Class S	NII	$0.1959
Class S2	NII	$0.2186
All Classes	LTCG	$0.0050

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Growth Portfolio
Class ADV	NII	$0.0040
Class S	NII	$0.0337
Class S2	NII	$0.0588
All Classes	LTCG	$0.2161
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$0.4718
Class S	NII	$0.5057
Class S2	NII	$0.5358
All Classes	LTCG	$1.2906

NII — Net investment income
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	100.00%
ING Fidelity® VIP Equity-Income Portfolio	100.00%
ING Fidelity® VIP Growth Portfolio	100.00%
ING Fidelity® VIP Mid Cap Portfolio	8.78%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are "Interested Persons:"

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

29

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 -Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

30

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past Five Years
William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contract will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not "interested persons" of the Company, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve the contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contract (the "Advisory Contract") between Directed Services LLC (the "Adviser") and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Directors considered each Portfolio's advisory relationship separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal and approval. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"), including the Domestic Equity Investment Review Committee (the "DE IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolios are assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory arrangements (including the Portfolios' Advisory Contract). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies ("SPGs") to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the DE IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios' Advisory Contract that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2010, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of each Portfolio and other similarly managed funds in its SPG, as well as information regarding each Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolios' benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the form of Advisory Contract; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolios') advisory contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board's evaluations.

Each Portfolio operates as a master-feeder fund and fully invests in a corresponding master fund (each a "Master Fund"). For each Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. It should be noted that the performance of a Portfolio primarily reflects the performance of the Master Fund in which it invests. The mutual funds included in the Portfolios' SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the IING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the Portfolios' performance reports, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board's findings specific to each Portfolio's performance are discussed under "Fund-by-Fund Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Directors also considered prior periodic management

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board recognized that analysis of the Adviser's profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Advisers primarily on the factors described for the Portfolios below.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing the Portfolios' current Advisory Contract for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, a Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolios' prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and the fifth quintile represents the lowest performance. The Portfolios' management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

Portfolio-by-Portfolio Analysis

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING Fidelity VIP Contrafund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter, the third quintile for the three-year period, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"), and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING Fidelity VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the one-year and three-year periods, but outperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and sector allocation had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (3) Management's representations regarding the options being considered to address the Portfolio's performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"), and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; and (3) taking into account Management's analysis of the Portfolio's underperformance that Management would continue to monitor, and the Board or its IRC would periodically review, it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING Fidelity VIP Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date, one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that volatility, stock selection and sector allocation had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (3) Management's representations regarding the options being considered to address the Portfolio's performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Growth Portfolio (the "Growth Master Fund"), and (b) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account Management's analysis of the Portfolio's underperformance that Management would continue to monitor, and the Board or its IRC would periodically review, it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING Fidelity VIP MidCap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the one-year period, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"), and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

38

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UFID  (1209-022510)

Annual Report

December 31, 2009

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”), Service 2 Class (“S2”) and Class T

ING Partners, Inc.

■	ING Solution Growth and Income Portfolio

■	ING Solution Growth Portfolio

■	ING Solution Income Portfolio

■	ING Solution 2015 Portfolio

■	ING Solution 2025 Portfolio

■	ING Solution 2035 Portfolio

■	ING Solution 2045 Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index

includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios consist of ING Solution Growth and Income Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1). ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 7. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

After negative equity performance in January and February, with markets at lows not seen for years, equities staged a rally beginning in early March to more than make up for the disheartening start. The S&P 500® Index finished up nearly 27% for the year, while the MSCI EAFE® Index was up over 32%, and the MSCI Emerging Markets Index saw a 79% return for 2009. The renewed appetite for risk was also evident in the fixed income markets, as investment grade credit, high yield bonds, and treasury inflation-protected securities (“TIPS”) rallied.

We opened the reporting period with a tactical overweight to high-yield bonds, which we removed in the first quarter. We also moved to a tactical overweight of international fixed income and an underweight of short duration bonds in most portfolios. Near the end of the second quarter we moved to an overweight position in commodities. This was funded by an underweight in short duration bonds.

In the second quarter, we made several strategic asset allocation changes. We converted the tactical overweight of international fixed income into a strategic position. In doing so, we lowered our allocation to core fixed income. We also decreased the strategic allocation to real estate securities, and used the proceeds to add to the other equity asset classes.

For the remainder of the reporting period, we did not make any further tactical asset allocation changes. We closed the period with an overweight position in commodities and an underweight in short duration bonds. Signs of a recovery in the global economy indicate that demand for raw materials and commodities will continue to grow. With a finite supply and impending global growth, price pressure on commodities should lead to strong total return for the asset class.

In the ING Solution 2015 Portfolio, we began to decrease the equity weight as part of our risk mitigating “step down” process. These allocation changes are strategic in nature, and are not considered tactical moves. The Portfolio will experience these allocation changes on a relatively regular basis over the next annual period.

Against typical asset class benchmark indices, individual contributors to relative peer performance included ING T. Rowe Price Equity Income Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Clarion Real Estate Portfolio, and ING Marsico International Opportunities Portfolio.

ING T. Rowe Price Equity Income Portfolio’s positive stock selection in six out of 10 sectors led to its relative outperformance. ING T. Rowe Price Growth Equity Portfolio’s solid stock selection in information technology, healthcare, consumer discretionary, energy and telecommunication services aided its relative outperformance. ING Clarion Real Estate Portfolio benefited from strong stock selection in six out of 10 real estate sub-industries. ING Marsico International Opportunities Portfolio benefited from its successful underweight allocation to the Japan region and off-benchmark overweight allocation to emerging markets regions.

Against typical asset class benchmark indices, individual detractors to relative peer performance included ING BlackRock Large Cap Value Portfolio, ING Artio Foreign Portfolio, ING Marsico Growth Portfolio, ING Pioneer Mid Cap Value Portfolio and ING International Value Portfolio.

Negative stock selection especially in the financials sector hurt results for ING BlackRock Large Cap Value Portfolio. Significant cash drag as markets rebounded coupled with unsuccessful regional allocation within emerging markets and poor stock selection within the financials sector hurt ING Artio Foreign’s results. ING Marsico Growth’s underperformance mainly resulted from poor stock selection in the consumer discretionary and financials sectors, an overweight in the latter and under weight in technology.

ING Pioneer Mid Cap Value Portfolio results suffered due to poor stock selection across most sectors. ING International Value Portfolio’s underweight allocation to Europe, the United Kingdom and the Pacific region acted as a drag.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

(1)	The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett. Effective August 12, 2009, Ms. Hackett replaced Mike Roland as a member of the Investment Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2009
1 Year
ING Solution Growth and Income Portfolio, Class S	20.31%
S&P Target Risk Moderate Index(1)	13.81%
Dow Jones Moderate Portfolio Index(2)	23.79%
ING Solution Growth and Income Composite Index(3)	23.70%
ING Solution Growth Portfolio, Class S	24.48%
S&P Target Risk Growth Index(4)	19.15%
Dow Jones Moderately Aggressive Portfolio Index(2)	31.31%
ING Solution Growth Composite Index(3)	18.05%
ING Solution Income Portfolio, Class S	17.20%
S&P Target Date Retirement Income Index(5)	11.37%
Dow Jones Target Today Index — Global Series(2)	10.83%
ING Solution Income Composite Index(3)	14.79%
ING Solution 2015 Portfolio, Class S	22.32%
S&P Target Date 2015 Index(6)	17.48%
Dow Jones Target 2015 Index — Global Series(2)	17.32%
ING Solution 2015 Composite Index(3)	21.77%
ING Solution 2025 Portfolio, Class S	25.78%
S&P Target Date 2025 Index(6)	22.03%
Dow Jones Target 2025 Index — Global Series(2)	25.36%
ING Solution 2025 Composite Index(3)	26.64%
ING Solution 2035 Portfolio, Class S	28.35%
S&P Target Date 2035 Index(6)	24.99%
Dow Jones Target 2035 Index — Global Series(2)	32.71%
ING Solution 2035 Composite Index(3)	29.22%
ING Solution 2045 Portfolio, Class S	29.86%
S&P Target Date 2045 Index(6)	26.40%
Dow Jones Target 2045 Index — Global Series(2)	35.09%
ING Solution 2045 Composite Index(6)	32.60%

(1)	The S&P Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
(2)

The Dow Jones Moderate Portfolio Index, Dow Jones Moderately Aggressive Portfolio, Dow Jones Target Today Index — Global Series, Dow Jones Target 2015 Index — Global Series, Dow Jones Target 2025 Index — Global Series, Dow Jones Target 2035 Index — Global Series and Dow Jones Target 2045 Index — Global Series are each comprised of a set of equity, bond and cash sub-indices.

(3)

The ING Solution Growth Composite Index, ING Solution Growth and Income Composite Index, ING Solution Income Composite Index, ING Solution 2015 Composite Index, ING Solution 2025 Composite Index, ING Solution 2035 Composite Index and ING Solution 2045 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

(4)	The S&P Target Risk Growth Index seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
(5)	The S&P Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.
(6)

The S&P Target Date 2015 Index, S&P Target Date 2025 Index, S&P Target Date 2035 Index and S&P Target Date 2045 Index each seek to represent the market consensus for asset allocations which target an approximate 2015, 2025, 2035 and 2045 retirement horizon, respectively.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2009

(as a percentage of net assets)

Affiliated Underlying Funds		ING Solution Growth and Income Portfolio		ING Solution Growth Portfolio		ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
ING Artio Foreign Portfolio - Class I	%	4.9		6.0		2.0		4.0		7.5		7.5		8.8
ING Baron Small Cap Growth Portfolio - Class I	%	—		—		—		—		—		2.1		2.1
ING BlackRock Inflation Protected Bond Portfolio - Class I	%	3.0		—		4.9		4.9		—		—		—
ING BlackRock Large Cap Value Portfolio - Class I	%	2.5		4.1		—		4.0		6.0		6.5		7.0
ING Clarion Global Real Estate Portfolio - Class I	%	—		1.5		—		1.5		3.5		3.5		5.0
ING Clarion Real Estate Portfolio - Class I	%	3.1		1.5		3.1		1.6		0.5		1.6		—
ING Columbia Small Cap Value Portfolio - Class I	%	—		—		—		—		—		2.1		2.1
ING Davis New York Venture Portfolio - Class I	%	4.6		5.1		4.1		5.1		4.5		4.0		3.5
ING Evergreen Omega Portfolio - Class I	%	3.0		4.0		—		3.0		4.0		5.1		5.0
ING Global Bond Fund - Class I	%	4.9		4.9		4.9		4.9		4.9		3.4		1.9
ING Goldman Sachs Commodity Strategy Portfolio - Class I	%	2.0		2.0		2.0		2.0		2.0		2.0		2.0
ING Growth and Income Portfolio - Class I	%	9.0		10.5		9.0		9.5		9.0		8.5		6.0
ING Intermediate Bond Portfolio - Class I	%	7.0		4.0		9.0		5.5		2.0		—		—
ING International Value Portfolio - Class I	%	2.0		3.0		1.5		1.5		2.9		3.9		5.0
ING JPMorgan Emerging Markets Equity Portfolio - Class I	%	—		2.0		—		—		2.3		4.3		6.4
ING Limited Maturity Bond Portfolio - Class I	%	10.5		4.0		17.0		5.5		3.5		—		—
ING Marsico Growth Portfolio - Class I	%	3.0		4.5		—		3.5		5.0		5.5		5.9
ING Marsico International Opportunities Portfolio - Class I	%	2.0		3.0		1.5		1.5		2.9		3.9		5.0
ING MidCap Opportunities Portfolio - Class I	%	1.0		2.0		—		1.8		3.1		3.6		4.6
ING PIMCO High Yield Portfolio - Class I	%	—		—		3.1		3.6		2.0		—		—
ING PIMCO Total Return Bond Portfolio - Class I	%	13.4		8.4		18.9		11.9		5.0		4.0		—
ING Pioneer Mid Cap Value Portfolio - Class I	%	1.0		2.0		—		1.8		3.0		3.5		4.6
ING Small Company Portfolio - Class I	%	2.1		4.2		—		3.7		6.3		3.1		5.2
ING T Rowe Price Capital Appreciation Portfolio - Class I	%	2.5		4.0		—		2.0		2.0		3.9		2.5
ING T. Rowe Price Equity Income Portfolio - Class I	%	5.0		6.5		4.0		5.0		7.0		8.0		7.5
ING T. Rowe Price Growth Equity Portfolio - Class I	%	3.1		4.6		3.1		3.5		5.1		5.6		6.1
ING Templeton Foreign Equity Portfolio - Class I	%	1.9		2.7		1.0		1.3		2.0		2.9		2.3
ING Thornburg Value Portfolio - Class I	%	2.0		2.5		2.0		2.0		2.0		1.5		1.5
ING U.S. Bond Index Portfolio - Class I	%	6.5		3.0		8.9		5.4		2.0		—		—
Other Assets and Liabilities - Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Target Allocations

as of December 31, 2009

(as a percentage of net assets)

Target Allocations(1)		ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
U.S. Large Cap Stocks	%	32.0	42.0	21.0	35.0	41.0	43.0	44.0
U.S. Mid Cap Stocks	%	2.0	4.0	0.0	3.5	6.0	7.0	9.0
U.S. Small Cap Stocks	%	2.0	4.0	0.0	3.5	6.0	7.0	9.0
Non-U.S./International Stocks	%	11.0	15.0	6.0	8.5	15.0	18.0	21.0
Emerging Markets Equity	%	0.0	2.0	0.0	0.0	3.0	5.0	7.0
Domestic Real Estate Investment Trusts (“REITs”)%		3.0	2.0	3.0	2.0	2.0	3.0	2.0
International REITs	%	0.0	1.0	0.0	1.0	2.0	2.0	3.0
Core Fixed-Income	%	30.0	19.0	39.0	26.0	12.0	10.0	1.0
High Yield Bond	%	0.0	0.0	3.0	3.5	2.0	0.0	0.0
Short-Term Bonds	%	12.0	6.0	18.0	7.0	6.0	0.0	0.0
Treasury Inflation Protected Securities	%	3.0	0.0	5.0	5.0	0.0	0.0	0.0
Non-U.S. Bond	%	3.0	3.0	3.0	3.0	3.0	3.0	2.0
Commodities	%	2.0	2.0	2.0	2.0	2.0	2.0	2.0

	%	100.0	100.0	100.0	100.0	100.0	100.0	100.0

(1)	Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

7

ING SOLUTION GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	19.69%	(3.65)%
Class I	20.46%	(2.97)%
Class S	20.31%	(3.25)%
S&P Target Risk Moderate Index(1)	13.81%	(1.70	)%(4)
Dow Jones Moderate Portfolio Index(2)	23.79%	(2.00	)%(4)
Composite Index(3)	23.70%	(4.75	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
(2)	The Dow Jones Moderate Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 16% S&P 500® Index/12% Russell 1000® Growth Index/12% Russell 1000® Value Index/3% Russell MidCap® Index/3% Russell 2000® Index/11% MSCI EAFE® Index/7% DJ Wilshire Real Estate Securities Index/22% Barclays Capital U.S. Aggregate Bond Index/8% Barclays Capital 1-3 Year Government/Credit Index/2% MSCI Emerging Markets Index/4% S&P/Citigroup World Property ex U.S. Index.

(4)	Since inception performance for the indices is shown from July 1, 2007.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	24.00%	(7.30)%
Class I	24.68%	(6.71)%
Class S	24.48%	(6.98)%
S&P Target Risk Growth Index(1)	19.15%	(4.68	)%(4)
Dow Jones Moderately Aggressive Portfolio Index(2)	31.31%	(4.96	)%(4)
Composite Index(3)	18.05%	(1.14	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Risk Growth Index seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
(2)	The Dow Jones Moderately Aggressive Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 11% S&P 500® Index/9% Russell 1000® Growth Index/9% Russell 1000® Value Index/2% Russell MidCap® Index/2% Russell 2000® Index/9% MSCI EAFE® Index/8% DJ Wilshire Real Estate Securities Index/33% Barclays Capital U.S. Aggregate Bond Index/14% Barclays Capital 1-3 Year Government/Credit Index/3% Citigroup U.S. Inflation-Linked Securities Index.

(4)	Since inception performance for the indices is shown from July 1, 2007.

9

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	16.98%	2.65%		—		—
Class I	17.62%	3.20%		—		—
Class S	17.20%	2.92%		—		—
Class S2	—	—		13.26%		—
Class T	16.85%	—		—		2.02%
S&P Target Date Retirement Income Index(1)	11.37%	—		17.21	%(5)	—
Dow Jones Target Today Index — Global Series(2)	10.83%	4.96	%(4)	8.24	%(5)	4.87	%(6)
Composite Index(3)	14.79%	4.72	%(4)	11.67	%(5)	4.19	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon. The Index commenced operations on May 31, 2007.
(2)	The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 10% S&P 500® Index/2% Russell 1000® Growth Index/3% Russell 1000® Value Index/6% MSCI EAFE® Index/9% DJ Wilshire Real Estate Securities Index/42% Barclays Capital Aggregate Bond Index/3% Barclays Capital High Yield Index/20% Barclays Capital 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index.

(4)	Since inception performance for the indices is shown from May 1, 2005.
(5)	Since inception performance for the indices is shown from June 1, 2009.
(6)	Since inception performance for the indices is shown from September 1, 2005.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	22.16%	2.04%		—		—
Class I	22.70%	2.57%		—		—
Class S	22.32%	2.30%		—		—
Class S2	—	—		17.53%		—
Class T	21.79%	—		—		0.88%
S&P Target Date 2015 Index(1)	17.48%	—		14.78	%(5)	—
Dow Jones Target 2015 Index — Global Series(2)	17.32%	4.79	%(4)	12.73	%(5)	3.86	%(6)
Composite Index(3)	21.77%	4.11	%(4)	16.85	%(5)	3.13	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon. The Index commenced operations on May 31, 2007.
(2)	The Dow Jones 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 13% S&P 500® Index/9% Russell 1000® Growth Index/9% Russell 1000® Value Index/3% Russell MidCap® Index/3% Russell 2000® Index/7% MSCI EAFE® Index/8% DJ Wilshire Real Estate Securities Index/28% Barclays Capital U.S. Aggregate Bond Index/4% Barclays Capital High Yield Index/8% Barclays Capital 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index/3% S&P/Citigroup World Property ex U.S. Index.

(4)	Since inception performance for the indices is shown from May 1, 2005.
(5)	Since inception performance for the indices is shown from June 1, 2009.
(6)	Since inception performance for the indices is shown from September 1, 2005.

11

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	25.54%	1.23%		—		—
Class I	26.13%	1.79%		—		—
Class S	25.78%	1.51%		—		—
Class S2	—	—		20.20%		—
Class T	25.14%	—		—		(0.28)%
S&P Target Date 2025 Index(1)	22.03%	—		18.20	%(5)	—
Dow Jones Target 2025 Index—Global Series(2)	25.36%	5.07	%(4)	17.07	%(5)	3.62	%(6)
Composite Index(3)	26.64%	3.91	%(4)	20.30	%(5)	2.58	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon. The Index commenced operations on May 31, 2007.
(2)	The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 12% S&P 500® Index/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/5% Russell MidCap® Index/5% Russell 2000® Index/12% MSCI EAFE® Index/7% DJ Wilshire Real Estate Securities Index/15% Barclays Capital U.S. Aggregate Bond Index/2% Barclays Capital High Yield Index/8% Barclays Capital 1-3 Year Government/Credit Index/3% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(4)	Since inception performance for the indices is shown from May 1, 2005.
(5)	Since inception performance for the indices is shown from June 1, 2009.
(6)	Since inception performance for the indices is shown from September 1, 2005.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	28.00%	1.32%		—		—
Class I	28.68%	1.87%		—		—
Class S	28.35%	1.60%		—		—
Class S2	—	—		21.84%		—
Class T	27.73%	—		—		(0.33)%
S&P Target Date 2035 Index(1)	24.99%	—		20.20	%(5)	—
Dow Jones Target 2035 Index—Global Series(2)	32.71%	4.97	%(4)	21.46	%(5)	3.20	%(6)
Composite Index(3)	29.22%	4.31	%(4)	22.11	%(5)	2.81	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon. The Index commenced operations on May 31, 2007.
(2)	The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 10% S&P 500® Index/16% Russell 1000® Growth Index/16% Russell 1000® Value Index/7% Russell MidCap® Index/7% Russell 2000® Index/15% MSCI EAFE® Index/6% DJ Wilshire Real Estate Securities Index/15% Barclays Capital U.S. Aggregate Bond Index/5% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(4)	Since inception performance for the indices is shown from May 1, 2005.
(5)	Since inception performance for the indices is shown from June 1, 2009.
(6)	Since inception performance for the indices is shown from September 1, 2005.

13

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	29.50%	1.25%		—		—
Class I	30.16%	1.76%		—		—
Class S	29.86%	1.50%		—		—
Class S2	—	—		22.72%		—
Class T	29.26%	—		—		(0.69)%
S&P Target Date 2045 Index(1)	26.40%	—		20.87	%(5)	—
Dow Jones Target 2045 Index—Global Series(2)	35.09%	4.86	%(4)	22.89	%(5)	3.04	%(6)
Composite Index(3)	32.60%	3.82	%(4)	23.91	%(5)	2.11	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon. The Index commenced operations on May 31, 2007.
(2)	The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)

The Composite Index is comprised of 10% S&P 500® Index/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/9% Russell MidCap® Index/9% Russell 2000® Index/19% MSCI EAFE® Index/4% DJ Wilshire Real Estate Securities Index/5% Barclays Capital U.S. Aggregate Bond Index/7% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(4)	Since inception performance for the indices is shown from May 1, 2005.
(5)	Since inception performance for the indices is shown from June 1, 2009.
(6)	Since inception performance for the indices is shown from September 1, 2005.

14

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Solution Growth and Income Portfolio
Class ADV	$1,000.00	$1,148.60	0.62%	$3.36	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,152.20	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,150.40	0.37	2.01	1,000.00	1,023.34	0.37	1.89
ING Solution Growth Portfolio
Class ADV	$1,000.00	$1,179.90	0.62%	$3.41	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,185.30	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,184.70	0.37	2.04	1,000.00	1,023.34	0.37	1.89

*	Expense ratios do not include expenses of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Solution Income Portfolio
Class ADV	$1,000.00	$1,120.20	0.62%	$3.31	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,122.60	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,120.60	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,122.00	0.52	2.78	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,119.40	0.82	4.38	1,000.00	1,021.07	0.82	4.18
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$1,163.60	0.62%	$3.38	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,165.90	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,164.40	0.37	2.02	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,164.90	0.52	2.84	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,161.80	0.82	4.47	1,000.00	1,021.07	0.82	4.18
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$1,194.60	0.62%	$3.43	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,197.10	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,196.20	0.37	2.05	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,194.90	0.52	2.88	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,192.50	0.82	4.53	1,000.00	1,021.07	0.82	4.18
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$1,211.30	0.62%	$3.46	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,216.10	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,213.80	0.37	2.06	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,212.60	0.52	2.90	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,210.50	0.82	4.57	1,000.00	1,021.07	0.82	4.18
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$1,222.10	0.62%	$3.47	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,225.00	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,223.10	0.37	2.07	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,222.80	0.52	2.91	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,221.30	0.82	4.59	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Growth and Income Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$1,531,313	$740,961	$217,184,947	$724,172,007
Receivables:
Investment securities sold	—	—	150,847	3,084,659
Fund shares sold	469	4,642	303,681	334,332
Dividends	—	—	49,271	194,669

Total assets	1,531,782	745,603	217,688,746	727,785,667

LIABILITIES:
Payable for investment securities purchased	469	4,642	49,436	195,323
Payable for fund shares redeemed	—	—	454,528	3,418,991
Payable to affiliates	466	221	85,933	278,818

Total liabilities	935	4,863	589,897	3,893,132

NET ASSETS	$1,530,847	$740,740	$217,098,849	$723,892,535

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,381,933	$705,489	$235,644,519	$814,471,515
Undistributed net investment income	31,269	10,620	7,403,111	16,800,953
Accumulated net realized loss on investments	(16,148)	(42,130)	(39,591,871)	(149,740,995)
Net unrealized appreciation on investments	133,793	66,761	13,643,090	42,361,062

NET ASSETS	$1,530,847	$740,740	$217,098,849	$723,892,535

* Cost of investments in affiliated underlying funds	$1,397,520	$674,200	$203,541,857	$681,810,945

Class ADV:
Net assets	$906	$824	$107,683,730	$310,244,402
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	100	100	10,514,347	30,820,109
Net asset value and redemption price per share	$9.06	$8.24	$10.24	$10.07
Class I:
Net assets	$917	$834	$18,772,306	$65,251,740
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	100	100	1,799,354	6,366,330
Net asset value and redemption price per share	$9.17	$8.34	$10.43	$10.25
Class S:
Net assets	$1,529,024	$739,082	$90,134,931	$345,876,035
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	168,197	89,382	8,705,904	33,999,883
Net asset value and redemption price per share	$9.09	$8.27	$10.35	$10.17
Class S2:
Net assets	n/a	n/a	$3,191	$3,351
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	313	334
Net asset value and redemption price per share	n/a	n/a	$10.20	$10.02
Class T:
Net assets	n/a	n/a	$504,691	$2,517,007
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	48,456	247,566
Net asset value and redemption price per share	n/a	n/a	$10.42	$10.17

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$1,068,456,510	$885,214,077	$552,701,251
Receivables:
Investment securities sold	3,465,374	2,345,535	1,535,332
Fund shares sold	959,971	516,958	512,838
Dividends	161,830	—	—

Total assets	1,073,043,685	888,076,570	554,749,421

LIABILITIES:
Payable for investment securities purchased	162,380	—	—
Payable for fund shares redeemed	4,425,345	2,862,493	2,048,169
Payable to affiliates	408,614	340,177	227,050

Total liabilities	4,996,339	3,202,670	2,275,219

NET ASSETS	$1,068,047,346	$884,873,900	$552,474,202

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,227,027,116	$1,012,051,473	$625,132,814
Undistributed net investment income	17,656,223	11,119,180	5,239,474
Accumulated net realized loss on investments	(212,857,187)	(157,806,522)	(85,775,676)
Net unrealized appreciation on investments	36,221,194	19,509,769	7,877,590

NET ASSETS	$1,068,047,346	$884,873,900	$552,474,202

* Cost of investments in affiliated underlying funds	$1,032,235,316	$865,704,308	$544,823,661

Class ADV:
Net assets	$457,212,811	$389,542,106	$229,164,020
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	46,561,427	39,328,491	23,145,013
Net asset value and redemption price per share	$9.82	$9.90	$9.90
Class I:
Net assets	$102,547,748	$85,142,481	$61,034,502
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,243,761	8,442,086	6,055,062
Net asset value and redemption price per share	$10.01	$10.09	$10.08
Class S:
Net assets	$502,884,146	$406,567,565	$260,129,771
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	50,650,932	40,607,525	26,021,055
Net asset value and redemption price per share	$9.93	$10.01	$10.00
Class S2:
Net assets	$3,483	$3,546	$3,561
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	355	361	360
Net asset value and redemption price per share	$9.80	$9.83	$9.89
Class T:
Net assets	$5,399,158	$3,618,202	$2,142,348
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	545,662	361,013	215,355
Net asset value and redemption price per share	$9.89	$10.02	$9.95

See Accompanying Notes to Financial Statements

19

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$31,157	$11,204	$7,279,805	$17,743,280

Total investment income	31,157	11,204	7,279,805	17,743,280

EXPENSES:
Investment management fees	931	369	194,971	610,168
Distribution and service fees:
Class ADV	6	4	462,030	1,293,060
Class S	2,326	918	202,242	733,427
Class S2	—	—	8	8
Class T	—	—	4,011	17,894
Administrative service fees	186	73	38,992	122,025

Total expenses	3,449	1,364	902,254	2,776,582
Net waived and reimbursed fees	—	—	(269)	(1,195)

Net expenses	3,449	1,364	901,985	2,775,387

Net investment income	27,708	9,840	6,377,820	14,967,893

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Capital gain distributions from affiliated underlying funds	6,135	1,676	1,817,845	3,388,001
Net realized gain (loss) on sale of affiliated underlying funds	10,724	13,424	(33,200,864)	(137,417,294)

Net realized gain (loss) on affiliated underlying funds	16,859	15,100	(31,383,019)	(134,029,293)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	148,904	74,841	55,775,085	246,416,622

Net realized and unrealized gain on affiliated underlying funds	165,763	89,941	24,392,066	112,387,329

Increase in net assets resulting from operations	$193,471	$99,781	$30,769,886	$127,355,222

See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$20,302,188	$13,738,140	$7,119,257

Total investment income	20,302,188	13,738,140	7,119,257

EXPENSES:
Investment management fees	866,699	698,496	423,039
Distribution and service fees:
Class ADV	1,858,688	1,534,086	881,356
Class S	1,018,906	808,433	499,425
Class S2	8	8	8
Class T	34,902	23,774	13,722
Administrative service fees	173,327	139,689	84,602

Total expenses	3,952,530	3,204,486	1,902,152
Net waived and reimbursed fees	(2,329)	(1,586)	(917)

Net expenses	3,950,201	3,202,900	1,901,235

Net investment income	16,351,987	10,535,240	5,218,022

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Capital gain distributions from affiliated underlying funds	2,530,943	1,468,983	42,475
Net realized loss on sale of affiliated underlying funds	(201,211,046)	(147,509,574)	(80,354,892)

Net realized loss on affiliated underlying funds	(198,680,103)	(146,040,591)	(80,312,417)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	395,089,937	324,639,345	197,672,505

Net realized and unrealized gain on affiliated underlying funds	196,409,834	178,598,754	117,360,088

Increase in net assets resulting from operations	$212,761,821	$189,133,994	$122,578,110

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth and Income Portfolio		ING Solution Growth Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$27,708	$8,076	$9,840	$2,608
Net realized gain (loss) on affiliated underlying funds	16,859	(26,444)	15,100	(55,435)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	148,904	(15,068)	74,841	(7,994)

Increase (decrease) in net assets resulting from operations	193,471	(33,436)	99,781	(60,821)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3)	—	(2)	—
Class I	(7)	(1)	(5)	—
Class S	(9,598)	(49)	(3,104)	(32)
Net realized gains:
Class ADV	(1)	—	(1)	—
Class I	(1)	—	(1)	—
Class S	(1,460)	(11)	(507)	(10)

Total distributions	(11,070)	(61)	(3,620)	(42)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,093,295	908,118	587,687	443,431
Reinvestment of distributions	11,070	61	3,620	42

	1,104,365	908,179	591,307	443,473
Cost of shares redeemed	(382,768)	(250,870)	(121,577)	(210,741)

Net increase in net assets resulting from capital share transactions	721,597	657,309	469,730	232,732

Net increase in net assets	903,998	623,812	565,891	171,869

NET ASSETS:
Beginning of year	626,849	3,037	174,849	2,980

End of year	$1,530,847	$626,849	$740,740	$174,849

Undistributed net investment income at end of year	$31,269	$9,419	$10,620	$3,008

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Income Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$6,377,820	$7,840,513	$14,967,893	$16,871,707
Net realized loss on affiliated underlying funds	(31,383,019)	(3,452,529)	(134,029,293)	(610,429)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	55,775,085	(43,404,206)	246,416,622	(208,674,736)

Increase (decrease) in net assets resulting from operations	30,769,886	(39,016,222)	127,355,222	(192,413,458)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,974,452)	(1,740,408)	(9,909,077)	(4,216,315)
Class I	(897,124)	(511,129)	(2,244,561)	(1,060,101)
Class S	(4,489,339)	(1,560,007)	(11,677,306)	(5,059,477)
Class S2	(181)	—	(132)	—
Class T	(21,668)	(7,710)	(72,184)	(20,554)
Net realized gains:
Class ADV	(377,854)	(1,719,778)	(2,460,204)	(5,716,660)
Class I	(61,892)	(438,658)	(492,778)	(1,216,587)
Class S	(325,138)	(1,493,209)	(2,729,965)	(6,515,523)
Class S2	(13)	—	(29)	—
Class T	(2,046)	(18,829)	(20,405)	(58,737)

Total distributions	(11,149,707)	(7,489,728)	(29,606,641)	(23,863,954)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,681,254	95,980,424	126,247,706	237,250,383
Reinvestment of distributions	11,149,515	7,489,728	29,606,479	23,863,954

	66,830,769	103,470,152	155,854,185	261,114,337
Cost of shares redeemed	(56,811,907)	(71,727,881)	(81,775,213)	(76,927,400)

Net increase in net assets resulting from capital share transactions	10,018,862	31,742,271	74,078,972	184,186,937

Net increase (decrease) in net assets	29,639,041	(14,763,679)	171,827,553	(32,090,475)

NET ASSETS:
Beginning of year	187,459,808	202,223,487	552,064,982	584,155,457

End of year	$217,098,849	$187,459,808	$723,892,535	$552,064,982

Undistributed net investment income at end of year	$7,403,111	$10,359,604	$16,800,953	$23,876,149

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2035 Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$16,351,987	$17,335,107	$10,535,240	$10,267,347
Net realized loss on affiliated underlying funds	(198,680,103)	(397,339)	(146,040,591)	(396,715)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	395,089,937	(367,056,165)	324,639,345	(314,538,327)

Increase (decrease) in net assets resulting from operations	212,761,821	(350,118,397)	189,133,994	(304,667,695)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(11,632,342)	(4,704,284)	(8,393,679)	(3,688,612)
Class I	(2,778,255)	(1,282,849)	(2,023,495)	(862,011)
Class S	(13,581,325)	(5,330,309)	(9,389,908)	(4,205,618)
Class S2	(109)	—	(97)	—
Class T	(114,293)	(41,555)	(52,233)	(25,445)

Net realized gains:
Class ADV	(321,165)	(10,936,486)	(299,905)	(9,751,030)
Class I	(66,192)	(2,404,367)	(61,637)	(1,835,332)
Class S	(347,995)	(11,737,332)	(310,723)	(10,543,787)
Class S2	(3)	—	(3)	—
Class T	(3,843)	(198,139)	(2,894)	(193,565)

Total distributions	(28,845,522)	(36,635,321)	(20,534,574)	(31,105,400)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	203,666,643	318,542,475	173,435,719	258,929,778
Reinvestment of distributions	28,845,409	36,635,321	20,534,474	31,105,400

	232,512,052	355,177,796	193,970,193	290,035,178
Cost of shares redeemed	(88,701,129)	(87,720,238)	(52,796,575)	(58,556,632)

Net increase in net assets resulting from capital share transactions	143,810,923	267,457,558	141,173,618	231,478,546

Net increase (decrease) in net assets	327,727,222	(119,296,160)	309,773,038	(104,294,549)

NET ASSETS:
Beginning of year	740,320,124	859,616,284	575,100,862	679,395,411

End of year	$1,068,047,346	$740,320,124	$884,873,900	$575,100,862

Undistributed net investment income at end of year	$17,656,223	$28,078,922	$11,119,180	$19,844,522

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$5,218,022	$4,812,198
Net realized gain (loss) on affiliated underlying funds	(80,312,417)	4,012,347
Net change in unrealized appreciation or depreciation on affiliated underlying funds	197,672,505	(195,754,299)

Increase (decrease) in net assets resulting from operations	122,578,110	(186,929,754)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,016,064)	(1,619,346)
Class I	(1,190,507)	(479,356)
Class S	(4,909,164)	(1,977,748)
Class S2	(81)	—
Class T	(29,466)	(10,175)
Net realized gains:
Class ADV	(1,563,571)	(5,281,873)
Class I	(388,748)	(1,216,567)
Class S	(1,753,783)	(6,006,370)
Class S2	(27)	—
Class T	(15,680)	(89,034)

Total distributions	(13,867,091)	(16,680,469)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	133,206,911	168,391,531
Reinvestment of distributions	13,866,982	16,680,469

	147,073,893	185,072,000
Cost of shares redeemed	(30,831,594)	(33,964,504)

Net increase in net assets resulting from
capital share transactions	116,242,299	151,107,496

Net increase (decrease) in net assets	224,953,318	(52,502,727)

NET ASSETS:
Beginning of year	327,520,884	380,023,611

End of year	$552,474,202	$327,520,884

Undistributed net investment income at end of year	$5,239,474	$10,134,862

See Accompanying Notes to Financial Statements

25

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Growth and Income Portfolio
Class ADV
12-31-09	7.61	0.20		1.29	1.49	0.03		0.01		—	0.04	9.06	19.69	0.62	0.62	0.62	2.47	1	87
12-31-08	10.00	0.16		(2.55)	(2.39)	—		0.00	*	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212
07-02-07(5) – 12-31-07	10.00	0.13		(0.13)	—	—		—		—	—	10.00	0.00 *	0.62	0.62	0.62	2.55	1	7
Class I
12-31-09	7.69	0.24	•	1.32	1.56	0.07		0.01		—	0.08	9.17	20.46	0.12	0.12	0.12	2.93	1	87
12-31-08	10.04	0.21	•	(2.55)	(2.34)	0.01		0.00	*	—	0.01	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
07-02-07(5) – 12-31-07	10.00	0.15		(0.11)	0.04	—		—		—	—	10.04	0.40	0.12	0.12	0.12	3.04	1	7
Class S
12-31-09	7.64	0.25	•	1.29	1.54	0.08		0.01		—	0.09	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
12-31-08	10.02	0.46	•	(2.82)	(2.36)	0.02		0.00	*	—	0.02	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
07-02-07(5) – 12-31-07	10.00	0.14		(0.12)	0.02	—		—		—	—	10.02	0.20	0.37	0.37	0.37	2.79	1	7

ING Solution Growth Portfolio
Class ADV
12-31-09	6.67	0.14		1.46	1.60	0.02		0.01		—	0.03	8.24	24.00	0.62	0.62	0.62	1.89	1	77
12-31-08	9.81	0.14	•	(3.28)	(3.14)	—		0.00	*	—	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
07-02-07(5) – 12-31-07	10.00	0.08		(0.27)	(0.19)	—		—		—	—	9.81	(1.90)	0.62	0.62	0.62	1.58	1	8
Class I
12-31-09	6.74	0.18		1.48	1.66	0.05		0.01		—	0.06	8.34	24.68	0.12	0.12	0.12	2.50	1	77
12-31-08	9.85	0.19	•	(3.30)	(3.11)	—		0.00	*	—	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283
07-02-07(5) – 12-31-07	10.00	0.11		(0.26)	(0.15)	—		—		—	—	9.85	(1.50)	0.12	0.12	0.12	2.28	1	8
Class S
12-31-09	6.70	0.20	•	1.44	1.64	0.06		0.01		—	0.07	8.27	24.48	0.37	0.37	0.37	2.67	739	77
12-31-08	9.83	0.22	•	(3.35)	(3.13)	0.00	*	0.00	*	—	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
07-02-07(5) – 12-31-07	10.00	0.09		(0.26)	(0.17)	—		—		—	—	9.83	(1.70)	0.37	0.37	0.37	1.83	1	8

ING Solution Income Portfolio
Class ADV
12-31-09	9.27	0.31	•	1.23	1.54	0.53		0.04		—	0.57	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
12-31-08	11.54	0.37	•	(2.27)	(1.90)	0.19		0.18		—	0.37	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
12-31-07	11.08	0.32	•	0.22	0.54	0.07		0.01		—	0.08	11.54	4.91	0.62	0.62	0.62	2.80	93,760	35
12-31-06	10.36	0.57	•	0.17	0.74	0.02		0.00	*	—	0.02	11.08	7.21	0.62	0.62	0.62	5.29	20,477	32
04-29-05(5) – 12-31-05	10.02	0.54	•	(0.20)	0.34	—		—		—	—	10.36	3.39	0.62	0.62	0.62	7.93	188	21

See Accompanying Notes to Financial Statements

26

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Income Portfolio (Continued)
Class I
12-31-09	9.43	0.28	•	1.34	1.62	0.58	0.04		—	0.62	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
12-31-08	11.70	0.48	•	(2.35)	(1.87)	0.22	0.18		—	0.40	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
12-31-07	11.18	0.37	•	0.24	0.61	0.08	0.01		—	0.09	11.70	5.44	0.12	0.12	0.12	3.20	18,104	35
12-31-06	10.41	0.42	•	0.37	0.79	0.02	0.00	*	—	0.02	11.18	7.66	0.12	0.12	0.12	3.89	3,053	32
04-29-05(5) – 12-31-05	10.02	0.29		0.10	0.39	—	—		—	—	10.41	3.89	0.12	0.12	0.12	4.27	1	21
Class S
12-31-09	9.37	0.33		1.24	1.57	0.55	0.04		—	0.59	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
12-31-08	11.63	0.40	•	(2.29)	(1.89)	0.19	0.18		—	0.37	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
12-31-07	11.13	0.30	•	0.28	0.58	0.07	0.01		—	0.08	11.63	5.23	0.37	0.37	0.37	2.61	88,723	35
12-31-06	10.39	0.36	•	0.40	0.76	0.02	0.00	*	—	0.02	11.13	7.37	0.37	0.37	0.37	3.28	54,634	32
04-29-05(5) – 12-31-05	10.02	0.36	•	0.01	0.37	—	—		—	—	10.39	3.69	0.37	0.37	0.37	5.22	507	21
Class S2
05-28-09(5)-12-31-09	9.59	0.31	•	0.92	1.23	0.58	0.04		—	0.62	10.20	13.26	0.62	0.52	0.52	5.29	3	70
Class T
12-31-09	9.34	0.28	•	1.26	1.54	0.42	0.04		—	0.46	10.42	16.85	0.87	0.82	0.82	2.93	505	70
12-31-08	11.54	0.31	•	(2.25)	(1.94)	0.08	0.18		—	0.26	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
12-31-07	11.03	0.20		0.32	0.52	—	0.01		—	0.01	11.54	4.72	0.87	0.82	0.82	1.75	1,636	35
12-31-06	10.34	0.10	•	0.61	0.71	0.02	0.00	*	—	0.02	11.03	6.93	0.87	0.82	0.82	0.94	2,245	32
08-31-05(5) – 12-31-05	10.28	0.12		(0.06)	0.06	—	—		—	—	10.34	0.58	0.87	0.82	0.82	6.36	103	21

ING Solution 2015 Portfolio
Class ADV
12-31-09	8.63	0.21	•	1.67	1.88	0.35	0.09		—	0.44	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
12-31-08	12.26	0.28	•	(3.51)	(3.23)	0.17	0.23		—	0.40	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
12-31-07	11.84	0.24	•	0.27	0.51	0.07	0.02		—	0.09	12.26	4.30	0.62	0.62	0.62	1.99	237,369	39
12-31-06	10.74	0.40	•	0.73	1.13	0.02	0.01		—	0.03	11.84	10.54	0.62	0.62	0.62	3.49	71,923	14
04-29-05(5) – 12-31-05	10.04	0.44	•	0.26	0.70	—	—		—	—	10.74	6.97	0.62	0.62	0.62	6.29	1,032	49
Class I
12-31-09	8.78	0.25		1.70	1.95	0.39	0.09		—	0.48	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60
12-31-08	12.44	0.34	•	(3.57)	(3.23)	0.20	0.23		—	0.43	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
12-31-07	11.95	0.30	•	0.28	0.58	0.07	0.02		—	0.09	12.44	4.90	0.12	0.12	0.12	2.41	41,863	39
12-31-06	10.80	0.33	•	0.85	1.18	0.02	0.01		—	0.03	11.95	10.96	0.12	0.12	0.12	2.85	14,384	14
04-29-05(5) – 12-31-05	10.04	0.11		0.65	0.76	—	—		—	—	10.80	7.57	0.12	0.12	0.12	1.51	1	49

See Accompanying Notes to Financial Statements

27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

ING Solution 2015 Portfolio (Continued)
Class S
12-31-09	8.72	0.21		1.70	1.91	0.37	0.09	—	0.46	10.17	22.32	0.37	0.37	0.37	2.53	345,876	60
12-31-08	12.36	0.30	•	(3.53)	(3.23)	0.18	0.23	—	0.41	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
12-31-07	11.90	0.24	•	0.31	0.55	0.07	0.02	—	0.09	12.36	4.60	0.37	0.37	0.37	1.96	300,704	39
12-31-06	10.77	0.29	•	0.87	1.16	0.02	0.01	—	0.03	11.90	10.78	0.37	0.37	0.37	2.52	191,100	14
04-29-05(5) – 12-31-05	10.04	0.27	•	0.46	0.73	—	—	—	—	10.77	7.27	0.37	0.37	0.37	3.82	4,114	49
Class S2
05-28-09(5)-12-31-09	8.97	0.21	•	1.32	1.53	0.39	0.09	—	0.48	10.02	17.53	0.62	0.52	0.52	3.70	3	60
Class T
12-31-09	8.70	0.18	•	1.69	1.87	0.31	0.09	—	0.40	10.17	21.79	0.87	0.82	0.82	1.95	2,517	60
12-31-08	12.28	0.27		(3.54)	(3.27)	0.08	0.23	—	0.31	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
12-31-07	11.81	0.17		0.32	0.49	—	0.02	—	0.02	12.28	4.15	0.87	0.82	0.82	1.38	4,220	39
12-31-06	10.74	0.04	•	1.06	1.10	0.02	0.01	—	0.03	11.81	10.26	0.87	0.82	0.82	0.38	4,661	14
08-31-05(5) – 12-31-05	10.53	0.13		0.08	0.21	—	—	—	—	10.74	1.99	0.87	0.82	0.82	11.28	694	49

ING Solution 2025 Portfolio
Class ADV
12-31-09	8.06	0.15	•	1.88	2.03	0.26	0.01	—	0.27	9.82	25.54	0.62	0.62	0.62	1.73	457,213	51
12-31-08	12.71	0.20	•	(4.41)	(4.21)	0.13	0.31	—	0.44	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
12-31-07	12.28	0.15	•	0.37	0.52	0.05	0.04	—	0.09	12.71	4.28	0.62	0.62	0.62	1.16	345,763	39
12-31-06	10.97	0.27	•	1.08	1.35	0.02	0.02	—	0.04	12.28	12.37	0.62	0.62	0.62	2.29	100,091	23
04-29-05(5) – 12-31-05	10.05	0.24	•	0.68	0.92	—	—	—	—	10.97	9.15	0.62	0.62	0.62	3.37	944	47
Class I
12-31-09	8.21	0.17		1.95	2.12	0.31	0.01	—	0.32	10.01	26.13	0.12	0.12	0.12	2.15	102,548	51
12-31-08	12.91	0.26	•	(4.49)	(4.23)	0.16	0.31	—	0.47	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
12-31-07	12.41	0.22	•	0.38	0.60	0.06	0.04	—	0.10	12.91	4.84	0.12	0.12	0.12	1.74	59,212	39
12-31-06	11.03	0.22	•	1.21	1.43	0.03	0.02	—	0.05	12.41	12.94	0.12	0.12	0.12	1.87	17,540	23
04-29-05(5) – 12-31-05	10.05	0.05	•	0.93	0.98	—	—	—	—	11.03	9.75	0.12	0.12	0.12	0.79	36	47
Class S
12-31-09	8.15	0.17	•	1.90	2.07	0.28	0.01	—	0.29	9.93	25.78	0.37	0.37	0.37	1.98	502,884	51
12-31-08	12.82	0.22	•	(4.44)	(4.22)	0.14	0.31	—	0.45	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
12-31-07	12.34	0.15	•	0.42	0.57	0.05	0.04	—	0.09	12.82	4.64	0.37	0.37	0.37	1.18	446,724	39
12-31-06	11.00	0.19	•	1.19	1.38	0.02	0.02	—	0.04	12.34	12.59	0.37	0.37	0.37	1.58	282,074	23
04-29-05(5) – 12-31-05	10.05	0.24	•	0.71	0.95	—	—	—	—	11.00	9.45	0.37	0.37	0.37	3.38	15,503	47
Class S2
05-28-09(5)-12-31-09	8.44	0.16	•	1.52	1.68	0.31	0.01	—	0.32	9.80	20.20	0.62	0.52	0.52	2.84	3	51

See Accompanying Notes to Financial Statements

28

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution 2025 Portfolio (Continued)
Class T
12-31-09	8.10	0.13		1.89	2.02	0.22	0.01	—	0.23	9.89	25.14	0.87	0.82	0.82	1.48	5,399	51
12-31-08	12.72	0.16	•	(4.41)	(4.25)	0.06	0.31	—	0.37	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
12-31-07	12.25	0.07	•	0.44	0.51	—	0.04	—	0.04	12.72	4.17	0.87	0.82	0.82	0.53	7,917	39
12-31-06	10.97	0.02	•	1.31	1.33	0.03	0.02	—	0.05	12.25	12.09	0.87	0.82	0.82	0.19	9,588	23
08-31-05(5) – 12-31-05	10.68	0.08		0.21	0.29	—	—	—	—	10.97	2.72	0.87	0.82	0.82	6.79	971	47

ING Solution 2035 Portfolio
Class ADV
12-31-09	7.94	0.12	•	2.08	2.20	0.23	0.01	—	0.24	9.90	28.00	0.62	0.62	0.62	1.35	389,542	46
12-31-08	13.19	0.15	•	(4.91)	(4.76)	0.14	0.35	—	0.49	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
12-31-07	12.65	0.12	•	0.51	0.63	0.05	0.04	—	0.09	13.19	5.03	0.62	0.62	0.62	0.88	279,171	32
12-31-06	11.13	0.31	•	1.23	1.54	0.01	0.01	—	0.02	12.65	13.91	0.62	0.62	0.62	2.60	73,683	15
04-29-05(5) – 12-31-05	10.07	0.34	•	0.72	1.06	—	—	—	—	11.13	10.53	0.62	0.62	0.62	4.59	542	33
Class I
12-31-09	8.08	0.16	•	2.13	2.29	0.27	0.01	—	0.28	10.09	28.68	0.12	0.12	0.12	1.82	85,142	46
12-31-08	13.38	0.21	•	(4.99)	(4.78)	0.17	0.35	—	0.52	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
12-31-07	12.76	0.19	•	0.53	0.72	0.06	0.04	—	0.10	13.38	5.66	0.12	0.12	0.12	1.43	44,254	32
12-31-06	11.19	0.22	•	1.37	1.59	0.01	0.01	—	0.02	12.76	14.29	0.12	0.12	0.12	1.84	16,647	15
04-29-05(5) – 12-31-05	10.07	0.98	•	0.14	1.12	—	—	—	—	11.19	11.12	0.12	0.12	0.12	13.21	20	33
Class S
12-31-09	8.02	0.14	•	2.11	2.25	0.25	0.01	—	0.26	10.01	28.35	0.37	0.37	0.37	1.59	406,568	46
12-31-08	13.29	0.17	•	(4.94)	(4.77)	0.15	0.35	—	0.50	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
12-31-07	12.71	0.12	•	0.55	0.67	0.05	0.04	—	0.09	13.29	5.30	0.37	0.37	0.37	0.93	347,197	32
12-31-06	11.16	0.22	•	1.35	1.57	0.01	0.01	—	0.02	12.71	14.13	0.37	0.37	0.37	1.85	222,502	15
04-29-05(5) – 12-31-05	10.07	0.23	•	0.86	1.09	—	—	—	—	11.16	10.82	0.37	0.37	0.37	3.16	4,656	33
Class S2
05-28-09(5)-12-31-09	8.32	0.13	•	1.66	1.79	0.27	0.01	—	0.28	9.83	21.84	0.62	0.52	0.52	2.35	4	46
Class T
12-31-09	7.98	0.09	•	2.11	2.20	0.15	0.01	—	0.16	10.02	27.73	0.87	0.82	0.82	1.10	3,618	46
12-31-08	13.18	0.09	•	(4.89)	(4.80)	0.05	0.35	—	0.40	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
12-31-07	12.60	0.05		0.57	0.62	—	0.04	—	0.04	13.18	4.89	0.87	0.82	0.82	0.38	8,774	32
12-31-06	11.12	0.02	•	1.48	1.50	0.01	0.01	—	0.02	12.60	13.56	0.87	0.82	0.82	0.18	8,525	15
08-31-05(5) – 12-31-05	10.76	0.12		0.24	0.36	—	—	—	—	11.12	3.35	0.87	0.82	0.82	15.26	460	33

See Accompanying Notes to Financial Statements

29

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

ING Solution 2045 Portfolio
Class ADV
12-31-09	7.87	0.09	•	2.20	2.29	0.19		0.07	—	0.26	9.90	29.50	0.62	0.62	0.62	1.07	229,164	36
12-31-08	13.66	0.12	•	(5.44)	(5.32)	0.11		0.36	—	0.47	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
12-31-07	13.01	0.05		0.66	0.71	0.03		0.03	—	0.06	13.66	5.51	0.62	0.62	0.62	0.33	148,649	39
12-31-06	11.35	0.15	•	1.53	1.68	0.00	*	0.02	—	0.02	13.01	14.82	0.62	0.62	0.62	1.22	36,741	20
04-29-05(5) – 12-31-05	10.08	0.19	•	1.08	1.27	—		—	—	—	11.35	12.6	0.62	0.62	0.62	2.54	334	106
Class I
12-31-09	8.00	0.13	•	2.25	2.38	0.23		0.07	—	0.30	10.08	30.16	0.12	0.12	0.12	1.54	61,035	36
12-31-08	13.84	0.19	•	(5.53)	(5.34)	0.14		0.36	—	0.50	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
12-31-07	13.13	0.12		0.66	0.78	0.04		0.03	—	0.07	13.84	5.96	0.12	0.12	0.12	0.84	28,381	39
12-31-06	11.40	0.12	•	1.64	1.76	0.01		0.02	—	0.03	13.13	15.38	0.12	0.12	0.12	0.98	10,442	20
04-29-05(5) – 12-31-05	10.08	0.08	•	1.24	1.32	—		—	—	—	11.40	13.10	0.12	0.12	0.12	1.12	2	106
Class S
12-31-09	7.94	0.11	•	2.23	2.34	0.21		0.07	—	0.28	10.00	29.86	0.37	0.37	0.37	1.32	260,130	36
12-31-08	13.75	0.15	•	(5.48)	(5.33)	0.12		0.36	—	0.48	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
12-31-07	13.06	0.07		0.68	0.75	0.03		0.03	—	0.06	13.75	5.79	0.37	0.37	0.37	0.54	199,688	39
12-31-06	11.37	0.11	•	1.60	1.71	0.00	*	0.02	—	0.02	13.06	15.06	0.37	0.37	0.37	0.90	114,650	20
04-29-05(5) – 12-31-05	10.08	0.08	•	1.21	1.29	—		—	—	—	11.37	12.80	0.37	0.37	0.37	1.11	783	106
Class S2
05-28-09(5)-12-31-09	8.33	0.11	•	1.75	1.86	0.23		0.07	—	0.30	9.89	22.72	0.62	0.52	0.52	1.93	4	36
Class T
12-31-09	7.88	0.07		2.21	2.28	0.14		0.07	—	0.21	9.95	29.26	0.87	0.82	0.82	0.80	2,142	36
12-31-08	13.62	0.10		(5.44)	(5.34)	0.04		0.36	—	0.40	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
12-31-07	12.97	0.01		0.67	0.68	—		0.03	—	0.03	13.62	5.27	0.87	0.82	0.82	0.06	3,306	39
12-31-06	11.34	(0.04	)•	1.69	1.65	0.00	*	0.02	—	0.02	12.97	14.57	0.87	0.82	0.82	(0.29)	3,247	20
08-31-05(5) – 12-31-05	10.91	0.33	•	0.10	0.43	—		—	—	—	11.34	3.94	0.87	0.82	0.82	9.02	183	106

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-four active separate investment series. The seven Portfolios included in this report are: ING Solution Growth and Income Portfolio (“Solution Growth and Income”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”) and ING Solution 2045 Portfolio (“Solution 2045”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Growth and Income, Solution Growth and Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Direct Services LLC (“DSL” or “Investment Adviser”).

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

The Portfolios offer at least three of the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the respective Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio’s Portfolio of Investments. For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S.
generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% of the first $500 million, 0.025% of the next $500 million, 0.02% of the next $1 billion and 0.01% of amounts over $2 billion based on each Portfolio’s average daily net assets.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and ING Fund Services, LLC (“IFS”), IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

The Investment Adviser, the Consultant and IFS are indirect, wholly owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Growth and Income	$1,567,740	$829,224
Solution Growth	762,899	286,809
Solution Income	142,802,887	137,540,124
Solution 2015	422,342,472	363,021,999
Solution 2025	568,322,935	436,869,542
Solution 2035	454,334,746	323,032,557
Solution 2045	257,548,925	149,865,679

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S2 and Class T of the Portfolios have adopted a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments to IFD at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2010. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 3 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Solution Growth and Income	$125	$26	$315	$466
Solution Growth	60	12	149	221
Solution Income	18,178	3,636	64,119	85,933
Solution 2015	61,121	12,224	205,473	278,818
Solution 2025	89,704	17,940	300,970	408,614
Solution 2035	74,275	14,854	251,048	340,177
Solution 2045	46,385	9,276	171,389	227,050

The Company has adopted a Retirement Policy (“Policy”) covering independent directors of the Company who were trustees on or before May 9, 2007, and who will have served as an independent director for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Solution Growth and Income (100.00%); Solution Growth (99.63%); Solution Income (76.91%); Solution 2015 (80.72%); Solution 2025 (80.35%); Solution 2035 (82.29%); and Solution 2045 (46.00%).

ING National Trust — Solution Income (18.19%); Solution 2015 (15.99%); Solution 2025 (16.88%); Solution 2035 (15.73%); and Solution 2045 (11.76%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Growth and Income	0.62%	0.12%	0.37%	N/A	N/A
Solution Growth	0.62%	0.12%	0.37%	N/A	N/A
Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2009, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Solution Growth and Income
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
12-31-08	—	—	—	—	—	—	—	—
Class S
12-31-09	134,973	1,313	(49,912)	86,374	1,093,295	11,070	(382,752)	721,613
12-31-08	111,501	6	(29,785)	81,722	908,118	61	(250,870)	657,309
Solution Growth
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(7)	(7)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
12-31-08	—	—	—	—	—	—	—	—
Class S
12-31-09	80,108	478	(17,084)	63,502	587,687	3,620	(121,562)	469,745
12-31-08	56,092	5	(30,318)	25,779	443,431	42	(210,741)	232,732
Solution Income
Class ADV
12-31-09	2,626,077	556,952	(1,875,696)	1,307,333	25,269,300	5,352,307	(17,699,496)	12,922,111
12-31-08	3,888,994	320,091	(3,128,924)	1,080,161	43,381,977	3,460,185	(33,485,644)	13,356,518
Class I
12-31-09	854,323	98,159	(1,741,984)	(789,502)	8,323,196	959,016	(16,924,055)	(7,641,843)
12-31-08	1,731,967	86,502	(776,572)	1,041,897	19,377,206	949,787	(8,573,157)	11,753,836
Class S
12-31-09	2,251,681	496,338	(2,271,870)	476,149	21,831,739	4,814,477	(21,732,539)	4,913,677
12-31-08	3,005,910	279,858	(2,684,616)	601,152	32,898,988	3,053,216	(28,540,704)	7,411,500
Class S2
05-28-09(1)-12-31-09	313	—	—	313	3,000	—	—	3,000
Class T
12-31-09	27,237	2,425	(47,888)	(18,226)	254,019	23,715	(455,817)	(178,083)
12-31-08	30,609	2,435	(108,173)	(75,129)	322,253	26,540	(1,128,376)	(779,583)
Solution 2015
Class ADV
12-31-09	5,807,067	1,334,335	(3,158,916)	3,982,486	52,687,614	12,369,281	(28,146,311)	36,910,584
12-31-08	8,755,491	898,099	(2,171,246)	7,482,344	98,275,207	9,932,975	(22,574,676)	85,633,506

(1)	Commencement of operations.

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class I
12-31-09	2,055,567	290,588	(1,877,498)	468,657	18,906,061	2,737,338	(16,922,310)	4,721,089
12-31-08	3,153,770	202,733	(824,746)	2,531,757	35,715,362	2,276,688	(8,804,485)	29,187,565
Class S
12-31-09	6,024,180	1,539,238	(4,063,361)	3,500,057	54,335,084	14,407,271	(35,840,832)	32,901,523
12-31-08	9,223,269	1,037,186	(4,089,611)	6,170,844	102,302,525	11,575,000	(43,888,500)	69,989,025
Class S2
05-28-09(1)-12-31-09	334	—	—	334	3,000	—	—	3,000
Class T
12-31-09	35,316	9,881	(98,358)	(53,161)	315,947	92,589	(865,760)	(457,224)
12-31-08	96,137	7,111	(146,245)	(42,997)	957,289	79,291	(1,659,739)	(623,159)
Solution 2025
Class ADV
12-31-09	9,955,515	1,337,081	(4,591,620)	6,700,976	84,630,776	11,953,507	(38,468,408)	58,115,875
12-31-08	13,708,461	1,418,021	(2,459,941)	12,666,541	152,139,308	15,640,771	(25,619,511)	142,160,568
Class I
12-31-09	3,439,452	312,577	(2,338,764)	1,413,265	29,493,079	2,844,447	(19,605,223)	12,732,303
12-31-08	4,664,361	328,922	(749,395)	4,243,888	53,362,188	3,687,216	(7,620,429)	49,428,975
Class S
12-31-09	10,557,972	1,542,560	(3,407,186)	8,693,346	88,731,616	13,929,319	(29,701,666)	72,959,269
12-31-08	10,216,883	1,532,104	(4,639,016)	7,109,971	111,161,431	17,067,641	(51,682,451)	76,546,621
Class S2
05-28-09(1)-12-31-09	355	—	—	355	3,000	—	—	3,000
Class T
12-31-09	95,420	13,097	(108,942)	(425)	808,172	118,136	(925,832)	476
12-31-08	169,734	21,613	(267,859)	(76,512)	1,879,548	239,693	(2,797,847)	(678,606)
Solution 2035
Class ADV
12-31-09	8,913,961	971,350	(2,316,980)	7,568,331	74,566,986	8,693,584	(19,921,848)	63,338,722
12-31-08	10,661,928	1,198,898	(1,265,300)	10,595,526	118,690,126	13,439,644	(13,883,983)	118,245,787
Class I
12-31-09	3,365,905	229,135	(1,418,696)	2,176,344	28,560,407	2,085,132	(12,237,029)	18,408,510
12-31-08	3,182,802	237,025	(462,514)	2,957,313	35,874,930	2,697,342	(4,938,312)	33,633,960
Class S
12-31-09	8,281,922	1,073,079	(2,319,723)	7,035,278	69,562,797	9,700,631	(19,710,559)	59,552,869
12-31-08	9,342,105	1,304,103	(3,193,106)	7,453,102	102,809,865	14,749,404	(34,859,454)	82,699,815
Class S2
05-28-09(1)-12-31-09	361	—	—	361	3,000	—	—	3,000
Class T
12-31-09	89,244	6,078	(107,731)	(12,409)	742,529	55,127	(927,139)	(129,483)
12-31-08	141,981	19,433	(453,852)	(292,438)	1,554,857	219,010	(4,874,883)	(3,101,016)

(1)	Commencement of operations.

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Solution 2045
Class ADV
12-31-09	6,604,312	625,520	(1,423,173)	5,806,659	54,201,899	5,579,634	(12,379,627)	47,401,906
12-31-08	6,628,857	600,628	(776,045)	6,453,440	74,285,813	6,901,222	(8,847,567)	72,339,468
Class I
12-31-09	2,706,874	174,119	(969,338)	1,911,655	22,833,926	1,579,255	(8,271,533)	16,141,648
12-31-08	2,436,920	145,573	(489,632)	2,092,861	27,921,973	1,695,922	(5,273,872)	24,344,023
Class S
12-31-09	6,708,834	740,327	(1,084,016)	6,365,145	55,694,948	6,662,947	(9,642,626)	52,715,269
12-31-08	5,944,067	689,475	(1,505,648)	5,127,894	65,129,898	7,984,117	(18,413,690)	54,700,325
Class S2
05-28-09(1)-12-31-09	360	—	—	360	3,000	—	—	3,000
Class T
12-31-09	57,359	5,033	(64,173)	(1,781)	473,138	45,146	(537,808)	(19,524)
12-31-08	94,016	8,619	(128,282)	(25,647)	1,053,847	99,208	(1,429,375)	(276,320)

(1)	Commencement of operations.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Solution Growth and Income	$3,750	$(3,750)
Solution Growth	883	(883)
Solution Income	1,048,451	(1,048,451)
Solution 2015	1,860,171	(1,860,171)
Solution 2025	1,331,638	(1,331,638)
Solution 2035	598,830	(598,830)
Solution 2045	31,872	(31,872)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Solution Growth and Income	$10,822	$248	$50	$11
Solution Growth	3,162	458	32	10
Solution Income	10,392,860	756,847	5,970,724	1,519,004
Solution 2015	23,919,337	5,687,304	15,884,638	7,979,316
Solution 2025	28,116,418	729,104	20,437,171	16,198,150
Solution 2035	19,868,436	666,138	18,164,573	12,940,827
Solution 2045	10,154,865	3,712,226	9,031,469	7,649,000

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Solution Growth and Income	$34,672	$8,011	$106,231	$—	$—	—
Solution Growth	10,620	—	50,262	—	(25,631)	2017
Solution Income	7,403,111	—	2,996,097	(578,853)	(28,366,025)	2017
Solution 2015	16,800,953	—	5,193,366	(11,955,394)	(100,617,905)	2017
Solution 2025	17,656,223	—	(13,535,298)	(17,598,537)	(145,502,158)	2017
Solution 2035	11,119,180	—	(22,697,213)	(19,318,428)	(96,281,112)	2017
Solution 2045	5,239,474	—	(18,336,914)	(15,081,603)	(44,479,569)	2017

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — CONCENTRATION OF INVESTMENT RISK

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

38

ING SOLUTION GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
6,908	ING Artio Foreign Portfolio - Class I		$75,296
4,457	ING BlackRock Inflation Protected Bond Portfolio - Class I		45,239
4,031	ING BlackRock Large Cap Value Portfolio - Class I		38,896
2,697	ING Clarion Real Estate Portfolio - Class I		47,955
4,338	ING Davis New York Venture Portfolio - Class I		69,931
4,006	ING Evergreen Omega Portfolio - Class I		46,587
6,250	ING Global Bond Fund - Class I		74,880
4,588	ING Goldman Sachs Commodity Strategy Portfolio - Class I		31,108
7,119	ING Growth and Income Portfolio - Class I		138,259
9,255	ING Intermediate Bond Portfolio - Class I		107,076
3,641	ING International Value Portfolio - Class I		30,800
15,424	ING Limited Maturity Bond Portfolio - Class I		160,096
3,148	ING Marsico Growth Portfolio - Class I		45,680
2,951	ING Marsico International Opportunities Portfolio - Class I		30,867
1,734	ING MidCap Opportunities Portfolio - Class I		15,658
16,837	ING PIMCO Total Return Bond Portfolio - Class I		205,582
1,656	ING Pioneer Mid Cap Value Portfolio - Class I		15,549
2,164	ING Small Company Portfolio - Class I		32,071
1,880	ING T Rowe Price Capital Appreciation Portfolio - Class I		37,932
7,381	ING T. Rowe Price Equity Income Portfolio - Class I		76,761
1,002	ING T. Rowe Price Growth Equity Portfolio - Class I		46,762
2,728	ING Templeton Foreign Equity Portfolio - Class I		28,367
1,069	ING Thornburg Value Portfolio - Class I		31,206
9,505	ING U.S. Bond Index Portfolio - Class I		98,755

	Total Investments in Affiliated Investment Companies (Cost $1,397,520)*	100.0%	$1,531,313
	Other Assets and Liabilities - Net	(0.0)	(466)

	Net Assets	100.0%	$1,530,847

*	Cost for federal income tax purposes is $1,425,082.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$107,156
Gross Unrealized Depreciation	(925)

Net Unrealized Appreciation	$106,231

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$1,531,313	$—	$—	$1,531,313

Total Investments, at value	$1,531,313	$—	$—	$1,531,313

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

39

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
4,096	ING Artio Foreign Portfolio - Class I		$44,652
3,120	ING BlackRock Large Cap Value Portfolio - Class I		30,110
1,205	ING Clarion Global Real Estate Portfolio - Class I		11,162
651	ING Clarion Real Estate Portfolio - Class I		11,567
2,326	ING Davis New York Venture Portfolio - Class I		37,500
2,578	ING Evergreen Omega Portfolio - Class I		29,977
3,018	ING Global Bond Fund - Class I		36,160
2,214	ING Goldman Sachs Commodity Strategy Portfolio - Class I		15,014
4,009	ING Growth and Income Portfolio - Class I		77,858
2,553	ING Intermediate Bond Portfolio - Class I		29,538
2,621	ING International Value Portfolio - Class I		22,172
728	ING JPMorgan Emerging Markets Equity Portfolio - Class I		14,827
2,836	ING Limited Maturity Bond Portfolio - Class I		29,443
2,280	ING Marsico Growth Portfolio - Class I		33,081
2,124	ING Marsico International Opportunities Portfolio - Class I		22,221
1,674	ING MidCap Opportunities Portfolio - Class I		15,114
5,118	ING PIMCO Total Return Bond Portfolio - Class I		62,492
1,599	ING Pioneer Mid Cap Value Portfolio - Class I		15,011
2,088	ING Small Company Portfolio - Class I		30,941
1,460	ING T Rowe Price Capital Appreciation Portfolio - Class I		29,472
4,632	ING T. Rowe Price Equity Income Portfolio - Class I		48,171
726	ING T. Rowe Price Growth Equity Portfolio - Class I		33,852
1,906	ING Templeton Foreign Equity Portfolio - Class I		19,824
645	ING Thornburg Value Portfolio - Class I		18,825
2,115	ING U.S. Bond Index Portfolio - Class I		21,977

	Total Investments in Affiliated Investment Companies (Cost $674,200)*	100.0%	$740,961
	Other Assets and Liabilities - Net	(0.0)	(221)

	Net Assets	100.0%	$740,740

*	Cost for federal income tax purposes is $690,699.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,019
Gross Unrealized Depreciation	(757)

Net Unrealized Appreciation	$50,262

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$740,961	$—	$—	$740,961

Total Investments, at value	$740,961	$—	$—	$740,961

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

40

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
397,204	ING Artio Foreign Portfolio - Class I		$4,329,519
1,054,955	ING BlackRock Inflation Protected Bond Portfolio - Class I		10,707,794
383,536	ING Clarion Real Estate Portfolio - Class I		6,819,268
547,846	ING Davis New York Venture Portfolio - Class I		8,831,274
887,610	ING Global Bond Fund - Class I		10,633,568
651,424	ING Goldman Sachs Commodity Strategy Portfolio - Class I		4,416,653
1,011,369	ING Growth and Income Portfolio - Class I		19,640,794
1,690,761	ING Intermediate Bond Portfolio - Class I		19,562,107
376,917	ING International Value Portfolio - Class I		3,188,715
3,548,059	ING Limited Maturity Bond Portfolio - Class I		36,828,852
305,561	ING Marsico International Opportunities Portfolio - Class I		3,196,163
693,936	ING PIMCO High Yield Portfolio - Class I		6,696,485
3,367,124	ING PIMCO Total Return Bond Portfolio - Class I		41,112,583
839,052	ING T. Rowe Price Equity Income Portfolio - Class I		8,726,138
142,421	ING T. Rowe Price Growth Equity Portfolio - Class I		6,643,922
200,326	ING Templeton Foreign Equity Portfolio - Class I		2,083,387
151,991	ING Thornburg Value Portfolio - Class I		4,435,084
1,860,697	ING U.S. Bond Index Portfolio - Class I		19,332,641

	Total Investments in Affiliated Investment Companies (Cost $203,541,857)*	100.0%	$217,184,947
	Other Assets and Liabilities - Net	(0.0)	(86,098)

	Net Assets	100.0%	$217,098,849

*	Cost for federal income tax purposes is $214,188,850.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,555,038
Gross Unrealized Depreciation	(2,558,941)

Net Unrealized Appreciation	$2,996,097

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$217,184,947	$—	$—	$217,184,947

Total Investments, at value	$217,184,947	$—	$—	$217,184,947

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

41

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
2,655,310	ING Artio Foreign Portfolio - Class I		$28,942,875
3,502,775	ING BlackRock Inflation Protected Bond Portfolio - Class I		35,553,168
3,030,470	ING BlackRock Large Cap Value Portfolio - Class I		29,244,035
1,177,848	ING Clarion Global Real Estate Portfolio - Class I		10,906,875
637,386	ING Clarion Real Estate Portfolio - Class I		11,332,718
2,274,866	ING Davis New York Venture Portfolio - Class I		36,670,846
1,890,589	ING Evergreen Omega Portfolio - Class I		21,987,548
2,946,925	ING Global Bond Fund - Class I		35,304,167
2,163,904	ING Goldman Sachs Commodity Strategy Portfolio - Class I		14,671,270
3,545,938	ING Growth and Income Portfolio - Class I		68,862,112
3,431,436	ING Intermediate Bond Portfolio - Class I		39,701,714
1,314,569	ING International Value Portfolio - Class I		11,121,254
3,810,263	ING Limited Maturity Bond Portfolio - Class I		39,550,526
1,732,258	ING Marsico Growth Portfolio - Class I		25,135,061
1,015,390	ING Marsico International Opportunities Portfolio - Class I		10,620,984
1,433,780	ING MidCap Opportunities Portfolio - Class I		12,947,033
2,690,689	ING PIMCO High Yield Portfolio - Class I		25,965,145
7,062,204	ING PIMCO Total Return Bond Portfolio - Class I		86,229,509
1,369,185	ING Pioneer Mid Cap Value Portfolio - Class I		12,856,647
1,790,411	ING Small Company Portfolio - Class I		26,533,885
720,415	ING T Rowe Price Capital Appreciation Portfolio - Class I		14,537,966
3,483,682	ING T. Rowe Price Equity Income Portfolio - Class I		36,230,295
551,990	ING T. Rowe Price Growth Equity Portfolio - Class I		25,750,328
918,456	ING Templeton Foreign Equity Portfolio - Class I		9,551,942
504,929	ING Thornburg Value Portfolio - Class I		14,733,839
3,775,771	ING U.S. Bond Index Portfolio - Class I		39,230,265

	Total Investments in Affiliated Investment Companies (Cost $681,810,945)*	100.0%	$724,172,007
	Other Assets and Liabilities - Net	(0.0)	(279,472)

	Net Assets	100.0%	$723,892,535

*	Cost for federal income tax purposes is $718,978,641.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,979,521
Gross Unrealized Depreciation	(7,786,155)

Net Unrealized Appreciation	$5,193,366

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$724,172,007	$—	$—	$724,172,007

Total Investments, at value	$724,172,007	$—	$—	$724,172,007

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

42

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
7,351,217	ING Artio Foreign Portfolio - Class I		$80,128,266
6,692,428	ING BlackRock Large Cap Value Portfolio - Class I		64,581,928
4,047,209	ING Clarion Global Real Estate Portfolio - Class I		37,477,155
312,837	ING Clarion Real Estate Portfolio - Class I		5,562,234
3,014,929	ING Davis New York Venture Portfolio - Class I		48,600,660
3,712,049	ING Evergreen Omega Portfolio - Class I		43,171,124
4,339,998	ING Global Bond Fund - Class I		51,993,176
3,186,481	ING Goldman Sachs Commodity Strategy Portfolio - Class I		21,604,342
4,946,976	ING Growth and Income Portfolio - Class I		96,070,283
1,838,771	ING Intermediate Bond Portfolio - Class I		21,274,580
3,687,557	ING International Value Portfolio - Class I		31,196,732
1,221,894	ING JPMorgan Emerging Markets Equity Portfolio - Class I		24,902,200
3,572,472	ING Limited Maturity Bond Portfolio - Class I		37,082,263
3,644,286	ING Marsico Growth Portfolio - Class I		52,878,595
2,988,478	ING Marsico International Opportunities Portfolio - Class I		31,259,479
3,617,999	ING MidCap Opportunities Portfolio - Class I		32,670,532
2,263,077	ING PIMCO High Yield Portfolio - Class I		21,838,695
4,333,409	ING PIMCO Total Return Bond Portfolio - Class I		52,910,920
3,455,055	ING Pioneer Mid Cap Value Portfolio - Class I		32,442,970
4,517,654	ING Small Company Portfolio - Class I		66,951,626
1,060,871	ING T Rowe Price Capital Appreciation Portfolio - Class I		21,408,374
7,182,223	ING T. Rowe Price Equity Income Portfolio - Class I		74,695,122
1,161,204	ING T. Rowe Price Growth Equity Portfolio - Class I		54,170,151
2,006,345	ING Templeton Foreign Equity Portfolio - Class I		20,865,989
743,541	ING Thornburg Value Portfolio - Class I		21,696,534
2,023,347	ING U.S. Bond Index Portfolio - Class I		21,022,580

	Total Investments in Affiliated Investment Companies (Cost $1,032,235,316)*	100.0%	$1,068,456,510
	Other Assets and Liabilities - Net	(0.0)	(409,164)

	Net Assets	100.0%	$1,068,047,346

*	Cost for federal income tax purposes is $1,081,991,808.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$9,374,897
Gross Unrealized Depreciation	(22,910,195)

Net Unrealized Depreciation	$(13,535,298)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$1,068,456,510	$—	$—	$1,068,456,510

Total Investments, at value	$1,068,456,510	$—	$—	$1,068,456,510

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

43

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
6,076,797		ING Artio Foreign Portfolio - Class I		$66,237,090
1,196,745	@	ING Baron Small Cap Growth Portfolio - Class I		18,274,292
5,996,339		ING BlackRock Large Cap Value Portfolio - Class I		57,864,675
3,350,709		ING Clarion Global Real Estate Portfolio - Class I		31,027,564
777,021		ING Clarion Real Estate Portfolio - Class I		13,815,440
2,174,475		ING Columbia Small Cap Value Portfolio - Class I		18,396,057
2,218,747		ING Davis New York Venture Portfolio - Class I		35,766,199
3,841,575		ING Evergreen Omega Portfolio - Class I		44,677,518
2,515,170		ING Global Bond Fund - Class I		30,131,742
2,638,088		ING Goldman Sachs Commodity Strategy Portfolio - Class I		17,886,239
3,868,135		ING Growth and Income Portfolio - Class I		75,119,174
4,069,785		ING International Value Portfolio - Class I		34,430,382
1,883,071		ING JPMorgan Emerging Markets Equity Portfolio - Class I		38,376,983
3,318,842		ING Marsico Growth Portfolio - Class I		48,156,402
3,299,311		ING Marsico International Opportunities Portfolio - Class I		34,510,789
3,494,639		ING MidCap Opportunities Portfolio - Class I		31,556,590
2,923,382		ING PIMCO Total Return Bond Portfolio - Class I		35,694,491
3,337,240		ING Pioneer Mid Cap Value Portfolio - Class I		31,336,680
1,870,135		ING Small Company Portfolio - Class I		27,715,403
1,726,383		ING T Rowe Price Capital Appreciation Portfolio - Class I		34,838,415
6,795,718		ING T. Rowe Price Equity Income Portfolio - Class I		70,675,470
1,057,516		ING T. Rowe Price Growth Equity Portfolio - Class I		49,333,140
2,492,419		ING Templeton Foreign Equity Portfolio - Class I		25,921,155
461,693		ING Thornburg Value Portfolio - Class I		13,472,187

		Total Investments in Affiliated Investment Companies (Cost $865,704,308)*	100.0%	$885,214,077
		Other Assets and Liabilities - Net	(0.0)	(340,177)

		Net Assets	100.0%	$884,873,900

@	Non-income producing security

*	Cost for federal income tax purposes is $907,911,290.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,294,831
Gross Unrealized Depreciation	(63,992,044)

Net Unrealized Depreciation	$(22,697,213)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$885,214,077	$—	$—	$885,214,077

Total Investments, at value	$885,214,077	$—	$—	$885,214,077

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

44

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
4,459,759		ING Artio Foreign Portfolio - Class I		$48,611,374
746,758	@	ING Baron Small Cap Growth Portfolio - Class I		11,402,995
4,033,417		ING BlackRock Large Cap Value Portfolio - Class I		38,922,478
2,986,661		ING Clarion Global Real Estate Portfolio - Class I		27,656,483
1,356,878		ING Columbia Small Cap Value Portfolio - Class I		11,479,188
1,211,356		ING Davis New York Venture Portfolio - Class I		19,527,051
2,396,998		ING Evergreen Omega Portfolio - Class I		27,877,084
896,747		ING Global Bond Fund - Class I		10,743,030
1,646,039		ING Goldman Sachs Commodity Strategy Portfolio - Class I		11,160,147
1,703,664		ING Growth and Income Portfolio - Class I		33,085,152
3,254,622		ING International Value Portfolio - Class I		27,534,099
1,721,255		ING JPMorgan Emerging Markets Equity Portfolio - Class I		35,079,179
2,259,005		ING Marsico Growth Portfolio - Class I		32,778,161
2,638,329		ING Marsico International Opportunities Portfolio - Class I		27,596,923
2,803,606		ING MidCap Opportunities Portfolio - Class I		25,316,564
2,677,307		ING Pioneer Mid Cap Value Portfolio - Class I		25,139,910
1,944,948		ING Small Company Portfolio - Class I		28,824,134
685,474		ING T Rowe Price Capital Appreciation Portfolio - Class I		13,832,861
3,976,284		ING T. Rowe Price Equity Income Portfolio - Class I		41,353,353
719,837		ING T. Rowe Price Growth Equity Portfolio - Class I		33,580,396
1,230,239		ING Templeton Foreign Equity Portfolio - Class I		12,794,484
288,081		ING Thornburg Value Portfolio - Class I		8,406,205

		Total Investments in Affiliated Investment Companies (Cost $544,823,661)*	100.0%	$552,701,251
		Other Assets and Liabilities - Net	(0.0)	(227,049)

		Net Assets	100.0%	$552,474,202

@	Non-income producing security
*	Cost for federal income tax purposes is $571,038,165.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$22,468,395
Gross Unrealized Depreciation	(40,805,309)

Net Unrealized Depreciation	$(18,336,914)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$552,701,251	$—	$—	$552,701,251

Total Investments, at value	$552,701,251	$—	$—	$552,701,251

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

45

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Portfolio Name	Type	Per Share Amount

ING Solution Growth and Income Portfolio
Class ADV	NII	$0.0328
Class I	NII	$0.0741
Class S	NII	$0.0815
All Classes	STCG	$0.0103
All Classes	LTCG	$0.0021

ING Solution Growth Portfolio
Class ADV	NII	$0.0195
Class I	NII	$0.0489
Class S	NII	$0.0551
All Classes	LTCG	$0.0090

ING Solution Income Portfolio
Class ADV	NII	$0.5266
Class I	NII	$0.5798
Class S	NII	$0.5523
Class S2	NII	$0.5798
Class T	NII	$0.4236
All Classes	LTCG	$0.0400

ING Solution 2015 Portfolio
Class ADV	NII	$0.3484
Class I	NII	$0.3940
Class S	NII	$0.3700
Class S2	NII	$0.3940
Class T	NII	$0.3060
All Classes	LTCG	$0.0865

ING Solution 2025 Portfolio
Class ADV	NII	$0.2644
Class I	NII	$0.3064
Class S	NII	$0.2849
Class S2	NII	$0.3064
Class T	NII	$0.2171
All Classes	LTCG	$0.0073

ING Solution 2035 Portfolio
Class ADV	NII	$0.2295
Class I	NII	$0.2692
Class S	NII	$0.2478
Class S2	NII	$0.2692
Class T	NII	$0.1480
All Classes	LTCG	$0.0082

46

TAX INFORMATION (UNAUDITED) (CONTINUED)

Portfolio Name	Type	Per Share Amount

ING Solution 2045 Portfolio
Class ADV	NII	$0.1893
Class I	NII	$0.2257
Class S	NII	$0.2063
Class S2	NII	$0.2257
Class T	NII	$0.1385
All Classes	LTCG	$0.0737

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Growth and Income Portfolio	22.16%

ING Solution Growth Portfolio	46.63%

ING Solution Income Portfolio	9.01%

ING Solution 2015 Portfolio	21.54%

ING Solution 2025 Portfolio	34.35%

ING Solution 2035 Portfolio	41.02%

ING Solution 2045 Portfolio	48.32%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, DSL.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Company, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve the contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC (the “Adviser”) and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“Selected Peer Group”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or Selected Peer Group.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2010, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of each Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding each Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the form of Advisory Contract; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board’s evaluations.

Class I shares of the Portfolios were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses it incurred in recent years to make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance

Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolios’ portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance is discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted the Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale. The Board also considered that management continues to believe that he Portfolios should be able to achieve scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of the Portfolios as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board recognized that analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for the Portfolios below.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, each Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolios’ management fees and expense ratios were compared to the fees and expense ratios of the funds in its Selected Peer Groups.

Portfolio-by-Portfolio Analysis

ING Solution Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and the third quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for ING the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year period, but underperformed for the year-to-date and three-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the

Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

58

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the

Portfolio is below the median and the average management fees of the portfolios in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the portfolios in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, the performance was equal to the median for the three-year period, but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of the underlying funds in which the Portfolio invests; (2) the negative effect of sector allocations in the underlying funds; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

59

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

60

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL	(1209-022610)

Annual Report

December 31, 2009

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”), Service 2 Class (“S2”) and Class T

ING Partners, Inc.

■	ING Index Solution Income Portfolio

■	ING Index Solution 2015 Portfolio

■	ING Index Solution 2025 Portfolio

■	ING Index Solution 2035 Portfolio

■	ING Index Solution 2045 Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE  FOR THE YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the

2

MARKET PERSPECTIVE  FOR THE YEAR ENDED DECEMBER 31, 2009

corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index

includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, and ING Index Solution 2045 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1). ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 5. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

After negative equity performance in January and February, with markets at lows not seen for years, equities staged a furious rally beginning in early March to more than make up for the disheartening start. The S&P 500® Index finished up nearly 27% for the year, while the MSCI EAFE® Index was up over 32%, and the MSCI Emerging Markets IndexSM saw a 79% return for 2009. The renewed appetite for risk was also evident in the fixed-income markets, as investment grade credit, high yield bonds, and treasury inflation-protected securities (“TIPS) rallied.

Sentiment improved during the second quarter, particularly from the extreme pessimistic level characterizing the first quarter, though consensus views of economic prospects remained relatively negative. However, in the third quarter, positive news helped sustain the market rally, driven primarily by news that the recession had ended. Housing continued to improve, with home sales picking up and home prices rising. Much of this was due to a first time homebuyers’ tax credit, but it added to gross domestic product (“GDP”) growth in the third quarter. The year closed with a mixed, albeit optimistic, picture. Industry, for the most part, was stronger than expected. Manufacturing indices rose during the year, including increasing durable goods orders. Moreover, a greater than previously estimated pace of inventory liquidation could be a signal for higher growth potential.

As a headwind, consumer-related data releases were less encouraging. Employment was a major weak point, although as a lagging indicator, it typically does not improve until economic and business recovery is well underway. Consumer spending has been rising slowly, but consumer confidence figures remain at extremely low levels. Despite enormous fiscal and monetary stimulus, inflation has remained contained and the Federal Reserve Board has noted that the output gap, the difference between economic potential and actual output, is large enough to keep inflation low.

The Portfolios are comprised of the following five passively managed funds:

ING Russell™ Large Cap Index Portfolio

ING Russell™ Mid Cap Index Portfolio

ING Russell™ Small Cap Index Portfolio

ING International Index Portfolio

ING U.S. Bond Index Portfolio

We have retained neutral positions in all asset classes during the reporting period. We continue to look for points of disequilibrium in the markets, and will recommend a tactical shift when we believe we can capture mispricing in the market. We continue to anticipate expressing only medium- to longer-term views.

(1) The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett. Effective August 12, 2009, Ms. Hackett replaced Mike Roland as a member of the Investment Committee.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

In the ING Index Solution 2015 Portfolio, we began to decrease the equity weight as part of our risk mitigating “step down” process. These allocation changes are strategic in nature, and are not considered tactical moves. The Portfolio will experience these allocation changes on a relatively regular basis over the next annual period.

Current Strategy and Outlook: With a more stable global economic and financial environment, we remain cautiously optimistic that markets have some upside in the coming quarters. However, sentiment remains inordinately fragile, and the path out of the economic trough could prove to be uneven and sub-par by historic standards. Given this scenario, we believe a strategy with an emphasis on multiple asset classes should be well placed to navigate markets that have the potential to remain volatile. We will continue to seek out opportunities for added value through tactical positions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Asset Allocation

as of December 31, 2009

(as a percentage of net assets)

Underlying Affiliated Funds		ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio		ING Index Solution 2025 Portfolio		ING Index Solution 2035 Portfolio		ING Index Solution 2045 Portfolio
ING International Index Portfolio — Class I	%	6.0		11.9		17.7		23.6		32.4
ING Russell™ Large Cap Index Portfolio — Class I	%	24.2		36.2		46.1		44.0		37.9
ING Russell™ Mid Cap Index Portfolio — Class I	%	—		2.8		5.2		8.2		11.3
ING Russell™ Small Cap Index Portfolio — Class I	%	—		2.9		6.3		9.4		13.5
ING U.S. Bond Index Portfolio — Class I	%	69.8		46.2		24.7		14.8		4.9
Other assets and liabilities — Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations

as of December 31, 2009

(as a percentage of net assets)

		ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
U.S. Large-Cap Stocks	%	24	36	46	44	38
U.S. Mid-Cap Stocks	%	0	2.75	5	8	11
U.S. Small-Cap Stocks	%	0	2.75	6	9	13
Non-U.S./International Stocks	%	6	12	18	24	33
Intermediate-Term Bonds	%	70	46.50	25	15	5

	%	100	100	100	100	100

5

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2009
1 Year
ING Index Solution Income Portfolio, Class S	11.27%
S&P Target Date Retirement Income Index(1)	11.37%
Dow Jones Target Today Index — Global Series(2)	10.83%
ING Index Solution Income Composite Index(3)	12.51%
ING Index Solution 2015 Portfolio, Class S	16.50%
S&P Target Date 2015 Index(4)	17.48%
Dow Jones Target 2015 Index — Global Series(2)	17.32%
ING Index Solution 2015 Composite Index(3)	18.49%
ING Index Solution 2025 Portfolio, Class S	20.97%
S&P Target Date 2025 Index(4)	22.03%
Dow Jones Target 2025 Index — Global Series(2)	25.36%
ING Index Solution 2025 Composite Index(3)	23.21%
ING Index Solution 2035 Portfolio, Class S	23.42%
S&P Target Date 2035 Index(4)	24.99%
Dow Jones Target 2035 Index — Global Series(2)	32.71%
ING Index Solution 2035 Composite Index(3)	26.02%
ING Index Solution 2045 Portfolio, Class S	26.26%
S&P Target Date 2045 Index(4)	26.40%
Dow Jones Target 2045 Index — Global Series(2)	35.09%
ING Index Solution 2045 Composite Index(2)	28.98%

(1)	The S&P Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.
(2)

The Dow Jones Target Today Index — Global Series, Dow Jones Target 2015 Index — Global Series, Dow Jones Target 2025 Index — Global Series, Dow Jones Target 2035 Index — Global Series and Dow Jones Target 2045 Index — Global Series are each comprised of a set of equity, bond and cash sub-indices.

(3)

The ING Index Solution Income Composite Index, ING Index Solution 2015 Composite Index, ING Index Solution 2025 Composite Index, ING Index Solution 2035 Composite Index and ING Index Solution 2045 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

(4)

Each of the S&P Target Date 2015 Index, S&P Target Date 2025 Index, S&P Target Date 2035 Index and S&P Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2015, 2025, 2035 and 2045 retirement horizon, respectively.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	11.02%	1.42%		—
Class I	11.46%	1.94%		—
Class S	11.27%	1.66%		—
Class T	10.66%	1.17%		—
Class S2	—	—		10.26%
S&P Target Date Retirement Income Index(1)	11.37%	(0.51	)%(4)	9.86	%(5)
Dow Jones Target Today Index — Global Series(2)	10.83%	(3.67	)%(4)	8.24	%(5)
Composite Index(3)	12.51%	1.65	%(4)	9.75	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.
(2)	The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)	The Composite Index is comprised of 24% Russell Top 200 Index/6% MSCI EAFE® Index/70% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for the indices is shown from March 1, 2008.
(5)	Since inception performance for the indices is shown from June 1, 2009.

7

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	16.28%	(1.10)%		—
Class I	16.99%	(0.57)%		—
Class S	16.50%	(0.86)%		—
Class T	16.07%	(1.33)%		—
Class S2	—	—		15.11%
S&P Target Date 2015 index(1)	17.48%	(1.81	)%(4)	14.78	%(5)
Dow Jones Target 2015 Index — Global Series(2)	17.32%	(0.10	)%(4)	12.13	%(5)
Composite Index(3)	18.49%	(1.24	)%(4)	18.49	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.
(2)	The Dow Jones 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)	The Composite Index is comprised of 36% Russell Top 200 Index/3% Russell Midcap Index/4% Russell 2000 Index/12% MSCI EAFE Index/45% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for the indices is shown from March 1, 2008.
(5)	Since inception performance for the indices is shown from June 1, 2009.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	20.58%	(3.40)%		—
Class I	21.20%	(2.92)%		—
Class S	20.97%	(3.16)%		—
Class T	20.31%	(3.58)%		—
Class S2	—	—		18.96%
S&P Target Date 2025 Index(1)	22.03%	(3.38	)%(4)	18.20	%(5)
Dow Jones Target 2025 Index — Global Series(2)	25.36%	(2.57	)%(4)	17.07	%(5)
Composite Index(3)	23.21%	(3.88	)%(4)	18.29	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.
(2)	The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)	The Composite Index is comprised of 46% Russell Top 200 Index/5% Russell Midcap Index/6% Russell 2000 Index/18% MSCI EAFE Index/25% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for the indices is shown from March 1, 2008.
(5)	Since inception performance for the indices is shown from June 1, 2009.

9

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	23.19%	(4.63)%		—
Class I	23.81%	(4.15)%		—
Class S	23.42%	(4.39)%		—
Class T	22.85%	(4.84)%		—
Class S2	—	—		20.94%
S&P Target Date 2035 Index(1)	24.99%	(5.05	)%(4)	20.20	%(5)
Dow Jones Target 2035 Index — Global Series(2)	32.71%	(4.28	)%(4)	21.46	%(5)
Composite Index(3)	26.02%	(5.25	)%(4)	20.35	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.
(2)	The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)	The Composite Index is comprised of 44% Russell Top 200 Index/8% Russell Midcap Index/9% Russell 2000 Index/24% MSCI EAFE Index/15% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for the indices is shown from March 1, 2008.
(5)	Since inception performance for the indices is shown from June 1, 2009.

10

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	25.89%	(5.94)%		—
Class I	26.53%	(5.45)%		—
Class S	26.26%	(5.64)%		—
Class T	25.64%	(6.11)%		—
Class S2	—	—		22.97%
S&P Target Date 2045 Index(1)	26.40%	(6.19	)%(4)	20.87	%(5)
Dow Jones Target 2045 Index — Global Series(2)	35.09%	(4.64	)%(4)	22.89	%(5)
Composite Index(3)	28.98%	(6.77	)%(4)	22.42	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.
(2)	The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(3)	The Composite Index is comprised of 38% Russell Top 200 Index/11% Russell Midcap Index/13% Russell 2000 Index/33% MSCI EAFE Index/5% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for the indices is shown from March 1, 2008.
(5)	Since inception performance for the indices is shown from June 1, 2009.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$1,085.50	0.62%	$3.26	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,091.10	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,089.10	0.37	1.95	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,089.70	0.52	2.74	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,082.00	0.82	4.30	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2015 Portfolio
Class ADV	$1,000.00	$1,131.90	0.62%	$3.33	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,137.60	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,134.20	0.37	1.99	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,135.10	0.52	2.80	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,131.10	0.82	4.40	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,171.20	0.62%	$3.39	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,174.40	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,172.20	0.37	2.03	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,173.20	0.52	2.85	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,168.60	0.82	4.48	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,190.40	0.62%	$3.42	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,193.50	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,191.20	0.37	2.04	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,193.70	0.52	2.88	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,191.70	0.82	4.53	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,211.20	0.62%	$3.46	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,214.30	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,213.20	0.37	2.06	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,211.40	0.52	2.90	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,208.70	0.82	4.57	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, and ING Index Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year or period then ended and for the period from March 10, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$164,590,624	$109,367,853	$105,435,466
Receivables:
Investments in affiliated underlying funds sold	16,305	—	—
Fund shares sold	49,809	92,259	349,349

Total assets	164,656,738	109,460,112	105,784,815

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	75,298	338,265
Payable for fund shares redeemed	66,114	16,747	10,751
Payable to affiliates	54,392	40,669	41,595

Total liabilities	120,506	132,714	390,611

NET ASSETS	$164,536,232	$109,327,398	$105,394,204

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$157,269,028	$101,610,185	$95,752,310
Undistributed net investment income	1,837,057	726,295	257,063
Accumulated net realized gain (loss) on investments	1,574,447	513,676	(918,750)
Net unrealized appreciation on investments	3,855,700	6,477,242	10,303,581

NET ASSETS	$164,536,232	$109,327,398	$105,394,204

* Cost of investments in affiliated underlying funds	$160,734,924	$102,890,611	$95,131,885

Class ADV:
Net assets	$9,310,090	$35,767,709	$52,507,581
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	910,939	3,663,192	5,608,719
Net asset value and redemption price per share	$10.22	$9.76	$9.36
Class I:
Net assets	$1,197,730	$3,331,458	$4,104,924
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	116,119	338,343	434,854
Net asset value and redemption price per share	$10.31	$9.85	$9.44
Class S:
Net assets	$154,022,054	$70,221,867	$48,775,337
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,010,629	7,161,943	5,187,125
Net asset value and redemption price per share	$10.26	$9.80	$9.40
Class S2:
Net assets	$3,295	$3,436	$3,555
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	323	352	380
Net asset value and redemption price per share	$10.21	$9.76	$9.36
Class T:
Net assets	$3,063	$2,928	$2,807
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	300	300	300
Net asset value and redemption price per share	$10.21	$9.76	$9.36

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$68,559,916	$31,722,637
Fund shares sold receivable	184,514	59,328

Total assets	68,744,430	31,781,965

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	163,497	30,702
Payable for fund shares redeemed	21,017	28,626
Payable to affiliates	28,690	12,832

Total liabilities	213,204	72,160

NET ASSETS	$68,531,226	$31,709,805

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$61,014,880	$28,373,386
Undistributed net investment income	24,726	—
Accumulated net realized loss on investments	(826,668)	(589,154)
Net unrealized appreciation on investments	8,318,288	3,925,573

NET ASSETS	$68,531,226	$31,709,805

* Cost of investments in affiliated underlying funds	$60,241,628	$27,797,064

Class ADV:
Net assets	$41,569,760	$18,519,782
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,546,696	2,076,499
Net asset value and redemption price per share	$9.14	$8.92
Class I:
Net assets	$1,946,748	$1,143,282
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	211,178	127,036
Net asset value and redemption price per share	$9.22	$9.00
Class S:
Net assets	$25,008,363	$12,040,390
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,723,253	1,342,887
Net asset value and redemption price per share	$9.18	$8.97
Class S2:
Net assets	$3,613	$3,675
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	395	412
Net asset value and redemption price per share	$9.15	$8.93
Class T:
Net assets	$2,742	$2,676
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	300	300
Net asset value and redemption price per share	$9.14	$8.92

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,408,948	$640,333	$340,088

Total investment income	1,408,948	640,333	340,088

EXPENSES:
Investment management fees	60,526	47,443	49,033
Distribution and service fees:
Class ADV	25,410	98,884	137,087
Class S	136,669	65,045	49,012
Class S2	9	8	8
Class T	21	20	19
Administrative service fees	12,105	9,488	9,806

Total expenses	234,740	220,888	244,965
Net waived and reimbursed fees	(3)	(3)	(3)

Net expenses	234,737	220,885	244,962

Net investment income	1,174,211	419,448	95,126

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Net realized gain (loss) on sale of affiliated underlying funds	1,611,090	786,496	(819,119)
Capital gain distributions from affiliated underlying funds	681,439	316,340	166,947

Net realized gain (loss) on sale of affiliated underlying funds	2,292,529	1,102,836	(652,172)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	3,863,874	7,081,633	11,634,181

Net realized and unrealized gain on affiliated underlying funds	6,156,403	8,184,469	10,982,009

Increase in net assets resulting from operations	$7,330,614	$8,603,917	$11,077,135

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$134,500	$20,805

Total investment income	134,500	20,805

EXPENSES:
Investment management fees	33,250	14,745
Distribution and service fees:
Class ADV	104,144	44,544
Class S	28,498	13,172
Class S2	8	10
Class T	18	18
Administrative service fees	6,650	2,949

Total expenses	172,568	75,438
Net waived and reimbursed fees	(3)	(3)

Net expenses	172,565	75,435

Net investment loss	(38,065)	(54,630)

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Net realized loss on sale of affiliated underlying funds	(719,729)	(493,139)
Capital gain distributions from affiliated underlying funds	65,698	10,144

Net realized loss on sale of affiliated underlying funds	(654,031)	(482,995)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	9,287,711	4,736,132

Net realized and unrealized gain on affiliated underlying funds	8,633,680	4,253,137

Increase in net assets resulting from operations	$8,595,615	$4,198,507

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio
	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$1,174,211	$37,941	$419,448	$130,985
Net realized gain (loss) on sale of affiliated underlying funds	2,292,529	(45,176)	1,102,836	(266,988)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	3,863,874	(8,174)	7,081,633	(604,391)

Increase (decrease) in net assets resulting from operations	7,330,614	(15,409)	8,603,917	(740,394)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,633)	—	(84,558)	—
Class I	(4,136)	—	(7,864)	—
Class S	(20,807)	—	(49,556)	—
Class S2	(13)	—	(15)	—
Class T	—	—	—	—
Net realized gains:				—
Class ADV	(2,045)	—	(2,651)	—
Class I	(384)	—	(220)	—
Class S	(1,992)	—	(1,468)	—
Class S2	(1)	—	—	—
Class T	(1)	—	—	—

Total distributions	(48,012)	—	(146,332)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	181,821,987	4,738,152	98,889,050	15,310,678
Reinvestment of distributions	47,985	—	146,317	—

	181,869,972	4,738,152	99,035,367	15,310,678
Cost of shares redeemed	(28,770,134)	(568,951)	(11,176,075)	(1,559,763)

Net increase in net assets resulting from capital share transactions	153,099,838	4,169,201	87,859,292	13,750,915

Net increase in net assets	160,382,440	4,153,792	96,316,877	13,010,521

NET ASSETS:
Beginning of year	4,153,792	—	13,010,521	—

End of year	$164,536,232	$4,153,792	$109,327,398	$13,010,521

Undistributed net investment income at end of year	$1,837,057	$42,603	$726,295	$140,253

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2025 Portfolio		ING Index Solution 2035 Portfolio
	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$95,126	$156,616	$(38,065)	$136,940
Net realized loss on sale of affiliated underlying funds	(652,172)	(96,215)	(654,031)	(104,812)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	11,634,181	(1,330,600)	9,287,711	(969,423)

Increase (decrease) in net assets resulting from operations	11,077,135	(1,270,199)	8,595,615	(937,295)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(98,063)	—	(89,284)	—
Class I	(8,744)	—	(4,316)	—
Class S	(56,683)	—	(47,565)	—
Class S2	(13)	—	(15)	—
Class T	—	—	—	—
Net realized gains:				—
Class ADV	(968)	—	(519)	—
Class I	(77)	—	(23)	—
Class S	(518)	—	(264)	—
Class S2	—	—	—	—
Class T	—	—	—	—

Total distributions	(165,066)	—	(141,986)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,460,140	18,842,076	52,463,712	14,986,309
Reinvestment of distributions	165,054	—	141,971	—

	85,625,194	18,842,076	52,605,683	14,986,309
Cost of shares redeemed	(8,260,281)	(454,655)	(5,877,248)	(699,852)

Net increase in net assets resulting from capital share transactions	77,364,913	18,387,421	46,728,435	14,286,457

Net increase in net assets	88,276,982	17,117,222	55,182,064	13,349,162

NET ASSETS:
Beginning of year	17,117,222	—	13,349,162	—

End of year	$105,394,204	$17,117,222	$68,531,226	$13,349,162

Undistributed net investment income at end of year	$257,063	$162,477	$24,726	$139,823

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2045 Portfolio
	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(54,630)	$53,072
Net realized loss on sale of affiliated underlying funds	(482,995)	(58,587)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	4,736,132	(810,559)

Increase (decrease) in net assets resulting from operations	4,198,507	(816,074)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(32,859)	—
Class I	(1,900)	—
Class S	(19,751)	—
Class S2	(13)	—
Class T	—	—
Net realized gains:
Class ADV	(238)	—
Class I	(12)	—
Class S	(136)	—
Class S2	—	—
Class T	—	—

Total distributions	(54,909)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,934,646	5,875,012
Reinvestment of distributions	54,896	—

	26,989,542	5,875,012
Cost of shares redeemed	(4,381,717)	(100,556)

Net increase in net assets resulting from capital share transactions	22,607,825	5,774,456

Net increase in net assets	26,751,423	4,958,382

NET ASSETS:
Beginning of year	4,958,382	—

End of year	$31,709,805	$4,958,382

Undistributed net investment income at end of year	$—	$53,447

(1) Commencement of operations

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Investment income (loss) net of all reductions/additions(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-09	9.24	0.12	•	0.89	1.01	0.03	0.00	*	—	0.03	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.02)	(0.76)	—	—		—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50
Class I
12-31-09	9.29	0.16	•	0.90	1.06	0.04	0.00	*	—	0.04	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
03-10-08(5) - 12-31-08	10.00	0.17		(0.88)	(0.71)	—	—		—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50
Class S
12-31-09	9.26	0.20	•	0.84	1.04	0.04	0.00	*	—	0.04	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
03-10-08(5) - 12-31-08	10.00	0.39	•	(1.13)	(0.74)	—	—		—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50
Class S2
05-28-09(5)-12-31-09	9.30	0.11	•	0.84	0.95	0.04	0.00	*	—	0.04	10.21	10.26	0.62	0.52	0.52	1.87	3	51
Class T
12-31-09	9.23	0.08		0.90	0.98	—	0.00	*	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
03-10-08(5) - 12-31-08	10.00	0.11		(0.88)	(0.77)	—	—		—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50

ING Index Solution 2015 Portfolio
Class ADV
12-31-09	8.43	0.05	•	1.32	1.37	0.04	0.00	*	—	0.04	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
03-10-08(5) - 12-31-08	10.00	0.30	•	(1.87)	(1.57)	—	—		—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39
Class I
12-31-09	8.46	0.10	•	1.33	1.43	0.04	0.00	*	—	0.04	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.80)	(1.54)	—	—		—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39
Class S
12-31-09	8.45	0.10	•	1.29	1.39	0.04	0.00	*	—	0.04	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28
03-10-08(5) - 12-31-08	10.00	0.27	•	(1.82)	(1.55)	—	—		—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39
Class S2
05-28-09(5)-12-31-09	8.52	0.06	•	1.22	1.28	0.04	0.00	*	—	0.04	9.76	15.11	0.62	0.52	0.52	1.05	3	28
Class T
12-31-09	8.41	0.02		1.33	1.35	—	0.00	*	—	—	9.76	16.07	0.87	0.82	0.82	0.21	3	28
03-10-08(5) - 12-31-08	10.00	0.09		(1.68)	(1.59)	—	—		—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39

See Accompanying Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Investment income (loss) net of all reductions/additions(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2025 Portfolio
Class ADV
12-31-09	7.79	0.00	• ,*	1.60	1.60	0.03	0.00	*	—	0.03	9.36	20.58	0.62	0.62	0.62	0.04	52,508	15
03-10-08(5) - 12-31-08	10.00	0.28	•	(2.49)	(2.21)	—	—		—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
Class I
12-31-09	7.82	0.05	•	1.60	1.65	0.03	0.00	*	—	0.03	9.44	21.20	0.12	0.12	0.12	0.52	4,105	15
03-10-08(5) - 12-31-08	10.00	0.11		(2.29)	(2.18)	—	—		—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
Class S
12-31-09	7.80	0.03	•	1.60	1.63	0.03	0.00	*	—	0.03	9.40	20.97	0.37	0.37	0.37	0.37	48,775	15
03-10-08(5) - 12-31-08	10.00	0.35	•	(2.55)	(2.20)	—	—		—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
Class S2
05-28-09(5)-12-31-09	7.90	0.02	•	1.47	1.49	0.03	0.00	*	—	0.03	9.36	18.96	0.62	0.52	0.52	0.34	4	15
Class T
12-31-09	7.78	(0.02)		1.60	1.58	—	0.00	*	—	—	9.36	20.31	0.87	0.82	0.82	(0.25)	3	15
03-10-08(5) - 12-31-08	10.00	0.06		(2.28)	(2.22)	—	—		—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17

ING Index Solution 2035 Portfolio
Class ADV
12-31-09	7.45	(0.02	)•	1.74	1.72	0.03	0.00	*	—	0.03	9.14	23.19	0.62	0.62	0.62	(0.22)	41,570	14
03-10-08(5) - 12-31-08	10.00	0.33	•	(2.88)	(2.55)	—	—		—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
Class I
12-31-09	7.48	0.02	•	1.76	1.78	0.04	0.00	*	—	0.04	9.22	23.81	0.12	0.12	0.12	0.25	1,947	14
03-10-08(5) - 12-31-08	10.00	0.24	•	(2.76)	(2.52)	—	—		—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19
Class S
12-31-09	7.47	0.00	• ,*	1.75	1.75	0.04	0.00	*	—	0.04	9.18	23.42	0.37	0.37	0.37	0.05	25,008	14
03-10-08(5) - 12-31-08	10.00	0.37	•	(2.90)	(2.53)	—	—		—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
Class S2
05-28-09(5)-12-31-09	7.60	0.00	• ,*	1.59	1.59	0.04	0.00	*	—	0.04	9.15	20.94	0.62	0.52	0.52	(0.01)	4	14
Class T
12-31-09	7.44	(0.04)		1.74	1.70	—	0.00	*	—	—	9.14	22.85	0.87	0.82	0.82	(0.48)	3	14
03-10-08(5) - 12-31-08	10.00	0.05		(2.61)	(2.56)	—	—		—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19

See Accompanying Notes to Financial Statements

23

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2045 Portfolio
Class ADV
12-31-09	7.11	(0.04	)•	1.88	1.84	0.03	0.00	*	—	0.03	8.92	25.89	0.62	0.62	0.62	(0.48)	18,520	22
03-10-08(5) - 12-31-08	10.00	0.24	•	(3.13)	(2.89)	—	—		—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
Class I
12-31-09	7.14	0.00	•,*	1.89	1.89	0.03	0.00	*	—	0.03	9.00	26.53	0.12	0.12	0.12	0.00 *	1,143	22
03-10-08(5) - 12-31-08	10.00	0.20	•	(3.06)	(2.86)	—	—		—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
Class S
12-31-09	7.13	(0.02	)•	1.89	1.87	0.03	0.00	*	—	0.03	8.97	26.26	0.37	0.37	0.37	(0.23)	12,040	22
03-10-08(5) - 12-31-08	10.00	0.28	•	(3.15)	(2.87)	—	—		—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
Class S2
05-28-09(5) - 12-31-09	7.29	(0.02	)•	1.69	1.67	0.03	0.00	*	—	0.03	8.93	22.97	0.62	0.52	0.52	(0.35)	4	22
Class T
12-31-09	7.10	(0.06)		1.88	1.82	—	0.00	*	—	—	8.92	25.64	0.87	0.82	0.82	(0.74)	3	22
03-10-08(5) - 12-31-08	10.00	0.03		(2.93)	(2.90)	—	—		—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than 0.005% or more than $(0.005).

See Accompanying Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-four active separate investment series. The five Portfolios included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2035 Portfolio (“Index Solution 2035”) and ING Index Solution 2045 Portfolio (“Index Solution 2045”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). The investment objectives of the Portfolios are as follows: Index Solution Income — seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; for each of Index Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Index Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC (“DSL” or “Investment Adviser”).

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

The Portfolios offer the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. The

classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios each have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% based on the average daily net assets of each Portfolio.

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and ING Fund Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of the Affiliated Underlying Funds were as follows:

	Purchases	Sales
Index Solution Income	$183,274,843	$28,996,139
Index Solution 2015	101,263,787	13,096,173
Index Solution 2025	84,769,381	7,439,289
Index Solution 2035	51,147,625	4,575,417
Index Solution 2045	25,803,790	3,294,447

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to IFD at an annual rate of 0.25%, 0.25% and 0.50% of the Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2010. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Solution Income	$14,240	$2,848	$37,304	$54,392
Index Solution 2015	9,183	1,837	29,649	40,669
Index Solution 2025	8,603	1,721	31,271	41,595
Index Solution 2035	5,581	1,116	21,993	28,690
Index Solution 2045	2,540	508	9,784	12,832

The Company has adopted a Retirement Policy (“Policy”) covering independent directors of the Company who were directors on or before May 9, 2007, and who will have served as an independent director for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Directed Services LLC until distribution in accordance with the Plan.

At December 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Index Solution Income 9.89%; Index Solution 2015 47.79%; Index Solution 2025 70.72%; Index Solution 2035 81.56%; Index Solution 2045 87.86%.

ING National Trust — Index Solution Income 89.19%; Index Solution 2015 49.99%; Index Solution 2025 25.90%; Index Solution 2035 15.25%, Index Solution 2045 7.94%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2009, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Solution Income
Class ADV
12-31-09	772,182	2,119	(138,430)	635,871	7,510,831	20,679	(1,322,935)	6,208,575
03-10-08(1)-12-31-08	317,801	—	(42,733)	275,068	2,996,269	—	(394,339)	2,601,930
Class I
12-31-09	121,780	458	(6,420)	115,818	1,128,020	4,507	(63,806)	1,068,721
03-10-08(1)-12-31-08	301	—	—	301	3,019	—	—	3,019
Class S
12-31-09	17,546,706	2,329	(2,711,738)	14,837,297	173,180,136	22,799	(27,383,383)	145,819,552
03-10-08(1)-12-31-08	192,409	—	(19,077)	173,332	1,735,854	—	(174,612)	1,561,242
Class S2
05-28-09(1)-12-31-09	323	—	—	323	3,000	—	—	3,000
Class T
12-31-09	—	—	(1)	(1)	—	—	(10)	(10)
03-10-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Index Solution 2015
Class ADV
12-31-09	3,154,772	9,541	(554,169)	2,610,144	28,444,576	87,208	(4,991,890)	23,539,894
03-10-08(1)-12-31-08	1,220,679	—	(167,631)	1,053,048	10,765,736	—	(1,394,872)	9,370,864
Class I
12-31-09	342,004	879	(26,139)	316,744	3,029,659	8,085	(230,071)	2,807,673
03-10-08(1)-12-31-08	27,994	—	(6,395)	21,599	274,028	—	(52,095)	221,933
Class S
12-31-09	7,333,111	5,564	(644,277)	6,694,398	67,411,815	51,024	(5,954,105)	61,508,734
03-10-08(1)-12-31-08	479,828	—	(12,283)	467,545	4,267,904	—	(112,796)	4,155,108
Class S2
05-28-09(1)-06-30-09	352	—	—	352	3,000	—	—	3,000
Class T
12-31-09	—	—	(1)	(1)	—	—	(9)	(9)
03-10-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Index Solution 2025
Class ADV
12-31-09	4,746,621	11,489	(761,986)	3,996,124	40,181,589	99,031	(6,234,718)	34,045,902
03-10-08(1)-12-31-08	1,641,480	—	(28,885)	1,612,595	13,818,340	—	(245,278)	13,573,062
Class I
12-31-09	439,166	1,017	(5,630)	434,553	3,570,146	8,821	(48,827)	3,530,140
03-10-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Class S
12-31-09	4,824,138	6,613	(227,500)	4,603,251	41,705,404	57,202	(1,976,728)	39,785,878
03-10-08(1)-12-31-08	609,599	—	(25,725)	583,874	5,017,716	—	(209,377)	4,808,339
Class S2
05-28-09(1)-06-30-09	380	—	—	380	3,001	—	—	3,001

(1)	Commencement of operations

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class T
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
03-10-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Index Solution 2035
Class ADV
12-31-09	3,883,685	10,742	(574,424)	3,320,003	31,741,315	89,803	(4,644,626)	27,186,492
03-10-08(1)-12-31-08	1,269,760	—	(43,067)	1,226,693	10,149,394	—	(353,813)	9,795,581
Class I
12-31-09	202,344	516	(14,355)	188,505	1,619,835	4,339	(126,275)	1,497,899
03-10-08(1)-12-31-08	24,099	—	(1,426)	22,673	231,351	—	(12,576)	218,775
Class S
12-31-09	2,314,774	5,701	(138,104)	2,182,371	19,099,562	47,829	(1,106,339)	18,041,052
03-10-08(1)-12-31-08	579,998	—	(39,116)	540,882	4,602,554	—	(333,463)	4,269,091
Class S2
05-28-09(1)-12-31-09	395	—	—	395	3,000	—	—	3,000
Class T
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
03-10-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Index Solution 2045
Class ADV
12-31-09	2,094,077	4,086	(453,470)	1,644,693	16,501,497	33,097	(3,635,361)	12,899,233
03-10-08(1)-12-31-08	441,434	—	(9,628)	431,806	3,665,156	—	(72,455)	3,592,701
Class I
12-31-09	120,614	234	(9,962)	110,886	957,678	1,912	(84,757)	874,833
03-10-08(1)-12-31-08	18,916	—	(2,766)	16,150	184,918	—	(19,173)	165,745
Class S
12-31-09	1,173,686	2,443	(81,706)	1,094,423	9,472,471	19,887	(661,591)	8,830,767
03-10-08(1)-12-31-08	249,731	—	(1,267)	248,464	2,021,928	—	(8,928)	2,013,000
Class S2
05-28-09(1)-12-31-09	412	—	—	412	3,000	—	—	3,000
Class T
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
03-10-08(1)-12-31-08	301	—	—	301	3,010	—		3,010

(1)	Commencement of operations

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$—	$663,832	$(663,832)
Index Solution 2015	—	308,587	(308,587)
Index Solution 2025	—	162,963	(162,963)
Index Solution 2035	—	64,148	(64,148)
Index Solution 2045	(8,876)	55,706	(46,830)

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

No dividends or distributions were made to shareholders during the period ended December 31, 2008. The tax composition of dividends and distributions to shareholders for the year ended December 31, 2009 was as follows:

	Ordinary Income	Long-Term Capital Gains
Index Solution Income	$48,012	$—
Index Solution 2015	146,332	—
Index Solution 2025	165,066	—
Index Solution 2035	141,986	—
Index Solution 2045	53,759	1,150

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$3,433,040	$17,541	$3,816,623
Index Solution 2015	1,285,165	914,839	5,517,209
Index Solution 2025	276,621	249,699	9,115,574
Index Solution 2035	39,256	170,229	7,306,861
Index Solution 2045	—	126,957	3,209,462

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2009, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — CONCENTRATION OF INVESTMENT RISK

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities: Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

31

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,192,741	@	ING International Index Portfolio - Class I		$9,792,401
4,473,262		ING Russell™ Large Cap Index Portfolio - Class I		39,901,494
11,058,395		ING U.S. Bond Index Portfolio - Class I		114,896,729

		Total Investments in Affiliated Investment Companies (Cost $160,734,924)*	100.0%	$164,590,624
		Other Assets and Liabilities - Net	(0.0)	(54,392)

		Net Assets	100.0%	$164,536,232

@	Non-income producing security
*	Cost for federal income tax purposes is $160,774,001.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,984,537
Gross Unrealized Depreciation	(1,167,914)

Net Unrealized Appreciation	$3,816,623

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$164,590,624	$—	$—	$164,590,624

Total Investments, at value	$164,590,624	$—	$—	$164,590,624

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,579,525	@	ING International Index Portfolio - Class I		$12,967,901
4,439,058		ING Russell™ Large Cap Index Portfolio - Class I		39,596,395
336,366	@	ING Russell™ Mid Cap Index Portfolio - Class I		3,124,837
323,562	@	ING Russell™ Small Cap Index Portfolio - Class I		3,174,139
4,860,884		ING U.S. Bond Index Portfolio - Class I		50,504,581

		Total Investments in Affiliated Investment Companies (Cost $102,890,611)*	100.0%	$109,367,853
		Other Assets and Liabilities - Net	(0.0)	(40,455)

		Net Assets	100.0%	$109,327,398

@	Non-income producing security
*	Cost for federal income tax purposes is $103,850,644.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,674,837
Gross Unrealized Depreciation	(157,628)

Net Unrealized Appreciation	$5,517,209

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$109,367,853	$—	$—	$109,367,853

Total Investments, at value	$109,367,853	$—	$—	$109,367,853

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
2,276,452	@	ING International Index Portfolio - Class I		$18,689,673
5,446,063		ING Russell™ Large Cap Index Portfolio - Class I		48,578,882
586,531	@	ING Russell™ Mid Cap Index Portfolio - Class I		5,448,874
676,381	@	ING Russell™ Small Cap Index Portfolio - Class I		6,635,301
2,510,369		ING U.S. Bond Index Portfolio - Class I		26,082,736

		Total Investments in Affiliated Investment Companies (Cost $95,131,885)*	100.0%	$105,435,466
		Other Assets and Liabilities - Net	(0.0)	(41,262)

		Net Assets	100.0%	$105,394,204

@	Non-income producing security
*	Cost for federal income tax purposes is $96,319,892.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,115,574
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$9,115,574

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$105,435,466	$—	$—	$105,435,466

Total Investments, at value	$105,435,466	$—	$—	$105,435,466

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,968,464	@	ING International Index Portfolio - Class I		$16,161,089
3,378,636		ING Russell™ Large Cap Index Portfolio - Class I		30,137,437
608,697	@	ING Russell™ Mid Cap Index Portfolio - Class I		5,654,794
658,082	@	ING Russell™ Small Cap Index Portfolio - Class I		6,455,787
976,979		ING U.S. Bond Index Portfolio - Class I		10,150,809

		Total Investments in Affiliated Investment Companies (Cost $60,241,628)*	100.0%	$68,559,916
		Other Assets and Liabilities - Net	(0.0)	(28,690)

		Net Assets	100.0%	$68,531,226

@	Non-income producing security
*	Cost for federal income tax purposes is $61,253,055.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,306,861
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$7,306,861

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$68,559,916	$—	$—	$68,559,916

Total Investments, at value	$68,559,916	$—	$—	$68,559,916

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

35

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
1,250,056	@	ING International Index Portfolio - Class I		$10,262,961
1,346,664		ING Russell™ Large Cap Index Portfolio - Class I		12,012,242
385,986	@	ING Russell™ Mid Cap Index Portfolio - Class I		3,585,811
438,357	@	ING Russell™ Small Cap Index Portfolio - Class I		4,300,285
150,273		ING U.S. Bond Index Portfolio - Class I		1,561,338

		Total Investments in Affiliated Investment Companies (Cost $27,797,064)*	100.0%	$31,722,637
		Other Assets and Liabilities - Net	(0.0)	(12,832)

		Net Assets	100.0%	$31,709,805

@	Non-income producing security
*	Cost for federal income tax purposes is $28,513,175.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,209,860
Gross Unrealized Depreciation	(398)

Net Unrealized Appreciation	$3,209,462

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$31,722,637	$—	$—	$31,722,637

Total Investments, at value	$31,722,637	$—	$—	$31,722,637

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

36

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Index Solution Income Portfolio
Class ADV	NII	$0.0328
Class I	NII	$0.0388
Class S	NII	$0.0376
Class S2	NII	$0.0388
Class T	NII	$—
All Classes	STCG	$0.0036

ING Index Solution 2015 Portfolio
Class ADV	NII	$0.0383
Class I	NII	$0.0428
Class S	NII	$0.0405
Class S2	NII	$0.0428
Class T	NII	$—
All Classes	STCG	$0.0012

ING Index Solution 2025 Portfolio
Class ADV	NII	$0.0304
Class I	NII	$0.0342
Class S	NII	$0.0328
Class S2	NII	$0.0342
Class T	NII	$—
All Classes	STCG	$0.0003

ING Index Solution 2035 Portfolio
Class ADV	NII	$0.0344
Class I	NII	$0.0375
Class S	NII	$0.0361
Class S2	NII	$0.0375
Class T	NII	$—
All Classes	STCG	$0.0002

ING Index Solution 2045 Portfolio
Class ADV	NII	$0.0276
Class I	NII	$0.0309
Class S	NII	$0.0291
Class S2	NII	$0.0309
Class T	NII	$—
All Classes	STCG	$0.0002

NII - Net investment income

STCG - Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Solution Income Portfolio	22.65%
ING Index Solution 2015 Portfolio	40.97%
ING Index Solution 2025 Portfolio	55.06%
ING Index Solution 2035 Portfolio	56.41%
ING Index Solution 2045 Portfolio	56.20%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

37

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

38

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, Directed Services LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

39

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

40

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past Five Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Company, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve the contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC (the “Adviser”) and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the

Advisory Contract for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Directors in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“Selected Peer Group”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or Selected Peer Group.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2010, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of each Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding each Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the form of Advisory Contract; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board’s evaluations.

Class I shares of the Portfolios were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses it incurred in recent years to make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolios’ portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance is discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted the Portfolio would benefit from waivers

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale. The Board also considered that management continues to believe that he Portfolios should be able to achieve scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the

Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of the Portfolios as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board recognized that profitability analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for the Portfolios below.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reached, at its November 12, 2009 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, each Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolios’ management fees and expense ratios were compared to the fees and expense ratios of the funds in its Selected Peer Groups.

Portfolio-by- Portfolio Analysis

ING Index Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for ING Index Solution 2015 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for ING Index Solution 2025 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, the Portfolio’s performance equaled its primary benchmark for the year-to-date period, and it underperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) there had been a change in the Portfolio’s portfolio management team in August 2009; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for ING Index Solution 2035 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008 and the Portfolio’s management team was changed in August 2005, and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the year-to-date period.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Contract for ING Index Solution 2045 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for ING Index Solution Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Willmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-UISOL	(1209-022509)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $610,000 for year ended December 31, 2009 and $646,000 for year ended December 31, 2008.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $73,100 for year ended December 31, 2009 and $81,700 for year ended December 31, 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $150,850 in the year ended December 31, 2009 and $194,451 in the year ended December 31, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,500 in the year ended December 31, 2009 and $42,500 in the year ended December 31, 2008.

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 13, 2008

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $12,600 per audit

(1)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	Ö		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

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(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2010

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